                                                        '33 Act File No. 2-73024
                                                       '40 Act File No. 811-3213


     As filed with the Securities and Exchange Commission on April 30, 1998


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       Post-Effective Amendment No. 26 |X|
                                     and/or
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                              Amendment No. 27 |X|
                        (Check appropriate box or boxes)

                        NATIONWIDE SEPARATE ACCOUNT TRUST
                            Total Return Fund
                            Capital Appreciation Fund
                            Government Bond Fund
                            Money Market Fund
                            Nationwide Small Company Fund
                            Nationwide Income Fund
                            Nationwide Strategic Growth Fund
                            Nationwide Strategic Value Fund
                            Nationwide Equity Income Fund
                            Nationwide High Income Bond Fund
                            Nationwide Balanced Fund
                            Nationwide Multi Sector Bond Fund
                            Nationwide Small Cap Value Fund
                            Nationwide Global Equity Fund
                            Nationwide Select Advisers Mid Cap Fund

               (Exact Name of Registrant as Specified in Charter)

                             Three Nationwide Plaza
                              Columbus, Ohio 43215
                (Address of Principal Executive Office)(Zip Code)

       Registrant's Telephone Number, including Area Code: (614) 249-7111

                                             Send Copies of Communications to:
        Ms. Elizabeth A. Davin               Druen, Dietrich, Reynolds & Koogler
         One Nationwide Plaza                       One Nationwide Plaza
         Columbus, Ohio 43215                       Columbus, Ohio 43215
(Name and Address of Agent for Service)

|X| It is proposed that this filing will become effective on May 1, 1998 pursuant to paragraph (b) of Rule 485.

--------------------------------------------------------------------------------
                        NATIONWIDE SEPARATE ACCOUNT TRUST

                     TOTAL RETURN FUND
                     CAPITAL APPRECIATION FUND
                     GOVERNMENT BOND FUND
                     MONEY MARKET FUND
                     NATIONWIDE SMALL COMPANY FUND
                     NATIONWIDE INCOME FUND
                     NATIONWIDE STRATEGIC GROWTH FUND
                     NATIONWIDE STRATEGIC VALUE FUND
                     NATIONWIDE EQUITY INCOME FUND
                     NATIONWIDE HIGH INCOME BOND FUND
                     NATIONWIDE BALANCED FUND
                     NATIONWIDE MULTI SECTOR BOND FUND
                     NATIONWIDE SMALL CAP VALUE FUND
                     NATIONWIDE GLOBAL EQUITY FUND
                     NATIONWIDE SELECT ADVISERS MID CAP FUND
--------------------------------------------------------------------------------
CROSS REFERENCE SHEET

N-1A Item No.                                          Location
---------------------------------------------------------------

                                     PART A

Item 1.   Cover Page....................................Cover Page
Item 2.   Synopsis......................................Summary of Fund Expenses
Item 3.   Condensed Financial Information...............Financial Highlights
Item 4.   General Description of Registrant.............Investment Objectives
                                                        and Policies; Investment
                                                        Techniques,
                                                        Considerations and Risk
                                                        Factors
Item 5.   Management of the Fund........................Management of the Trust
Item 6    Capital Stock and Other Securities............Net Income and
                                                        Distributions,
                                                        Additional Information;
                                                        Tax Status
Item 7.   Purchase of Securities Being Offered..........Sale of Fund Shares;
                                                        Investment in Fund
                                                        Shares; Net Income and
                                                        Distributions
Item 8.   Redemption or Repurchase......................Share Redemption
Item 9.   Pending Legal Proceedings.....................*

                                     PART B

Item 10.  Cover Page....................................Cover Page
Item 11.  Table of Contents.............................Table of Contents

Item 12.  General Information and History...............Investment Objectives
                                                        and Policies; General
                                                        Information and History
Item 13.  Investment Objectives and Policies............Additional Information
                                                        on Portfolio Investments
                                                        and Investment Policies;
                                                        Investment Restrictions
Item 14.  Management of the Registrant..................Trustees and Officers of
                                                        the Trust
Item 15.  Control Persons and Principal
          Holders of Securities.........................Major Shareholders

Item 16.  Investment Advisory and Other
          Services......................................Investment Adviser and
                                                        Other Services
Item 17.  Brokerage Allocation..........................Brokerage Allocations
Item 18.  Capital Stock and Other Securities............Additional Information
Item 19.  Purchase, Redemption and Pricing of
          Securities Being Offered......................Purchases, Redemptions
                                                        and Pricing of Shares
Item 20.  Tax Status....................................Tax Status; Other Tax
                                                        Consequences; Tax
                                                        Consequences to
                                                        Shareholders
Item 21.  Underwriters..................................*
Item 22.  Calculation of Performance Data...............Calculating Yield - The
                                                        Money Market Fund;
                                                        Calculating Yield and
                                                        Total Return--Non-Money
                                                        Market Funds
Item 23.  Financial Statements..........................Financial Statements

                                     PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

--------------------------------------------------------------------------------
* Not applicable or negative answer

PROSPECTUS
MAY 1, 1998

                          SHARES OF BENEFICIAL INTEREST
                        NATIONWIDE SEPARATE ACCOUNT TRUST
                                TOTAL RETURN FUND
                            CAPITAL APPRECIATION FUND
                              GOVERNMENT BOND FUND
                                MONEY MARKET FUND
                             THREE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
                 FOR INFORMATION AND ASSISTANCE, CALL TOLL FREE
                                1 (800) 848-6331

   Nationwide Separate Account Trust (the "Trust") is a diversified, open-end management investment company organized under the laws of Massachusetts, by a Declaration of Trust, dated June 30, 1981, as subsequently amended. The Trust offers shares in 15 separate mutual funds, each with its own investment objective. This prospectus relates to the Total Return Fund, Capital Appreciation Fund, Government Bond Fund and Money Market Fund (each a "Fund"). The shares of these funds may be sold to life insurance company separate accounts to fund the benefits of variable insurance and annuity contracts issued by life insurance companies, as well as to other open-end investment companies (each a "Fund of Funds") created by Nationwide Advisory Services, Inc., the Funds' investment advisor.


   The investment objective of the Total Return Fund is to seek a reasonable, long term return on invested capital from a flexible combination of current return and capital gains.
   The investment objective of the Capital Appreciation Fund is to provide long-term growth, primarily through a diversified portfolio of the common stock of companies which the investment manager determines have a better-than-average potential for sustained capital growth over the long term.
   The investment objective of the Government Bond Fund is to provide as high a level of income as is consistent with the preservation of capital.
   The investment objective of the Money Market Fund is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.
   INVESTMENTS IN THE MONEY MARKET FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


   This Prospectus provides you with the basic information you should know before investing in the Funds. You should read it and keep it for future reference. A Statement of Additional Information, dated May 1, 1998, has been filed with the Securities and Exchange Commission. You can obtain a copy without charge by calling toll free 1 (800) 848-6331, or writing Nationwide Life Insurance Company, One Nationwide Plaza, Columbus, Ohio 43216.


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
               AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND
                  EXCHANGE COMMISSION PASSED UPON THE ACCURACY
                         OR ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

           THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 1998,
                      IS INCORPORATED HEREIN BY REFERENCE.

SUMMARY OF FUND EXPENSES
The tables below summarize the various cost and expenses an investor will bear, directly or indirectly when investing in the Funds based on actual expenses incurred during the year ended December 31, 1997, restated to reflect current fees.

                         ANNUAL FUND OPERATING EXPENSES
                     (as a percentage of average net assets)

                                                        Capital              Total           Government           Money
                                                      Appreciation          Return              Bond              Market
                                                      ------------          ------           ----------           ------
      Advisory Fees                                       .60%               .60%               .50%               .40%
      Administration Fees                                 .05%               .05%               .05%               .05%
      All Other Expenses                                  .04%               .02%               .03%               .03%
                                                          ----               ----               ----               ----
              Total Fund Operating Expenses               .69%               .67%               .58%               .48%
                                                          ====               ====               ====               ====


      Example:
             You could pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) Redemption at the end of each time period:

        1 year             $ 7                 $ 7                $ 6               $ 5
        3 years            $22                 $21                $19               $15
        5 years            $38                 $37                $32               $27
       10 years            $86                 $83                $73               $60


THE EXPENSES SHOWN IN THE CHART DO NOT INCLUDE VARIABLE CONTRACT CHARGES, IF APPLICABLE. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS
        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS ENDED DECEMBER 31


                              Net
                            Realized                          Distributions
       Net                    Gain                              from Net                     Net
      Asset                 (Loss) &       Total    Dividends   Realized                    Asset
      Value       Net      Unrealized      From      from Net   Gain from                   Value
    Beginning Investment  Appreciation   Investment Investment  Investment      Total       End of   Total
    Of Period   Income   (Depreciation)  Operations   Income   Transactions  Distributions  Period  Return
    -------------------------------------------------------------------------------------------------------
                    INCOME FROM
              INVESTMENT OPERATIONS                   LESS DISTRIBUTIONS
    -------------------------------------------------------------------------------------------------------
                                                TOTAL RETURN FUND
    -------------------------------------------------------------------------------------------------------
     $ 6.49      $.28        $1.01         $1.29      $(.27)      $(.07)        $(.34)      $7.45    20.05%
    -------------------------------------------------------------------------------------------------------
       7.45       .25          .74           .99       (.23)       (.44)         (.67)       7.77    13.22
    -------------------------------------------------------------------------------------------------------
       7.77       .31         (.94)         (.63)      (.28)       (.12)         (.40)      (6.74)   (8.03)
    -------------------------------------------------------------------------------------------------------
       6.74       .22         2.34          2.56       (.23)         -           (.23)       9.07    38.49
    -------------------------------------------------------------------------------------------------------
       9.07       .25          .48           .73       (.25)       (.09)         (.34)       9.46     8.18
    -------------------------------------------------------------------------------------------------------
       9.46       .23          .79          1.02       (.24)       (.14)         (.38)      10.10    10.92
    -------------------------------------------------------------------------------------------------------
      10.10       .21         (.10)          .11       (.28)       (.23)         (.51)       9.70     1.07
    -------------------------------------------------------------------------------------------------------
       9.70       .31         2.49          2.80       (.31)       (.65)         (.96)      11.54    29.09
    -------------------------------------------------------------------------------------------------------
      11.54       .24         2.26          2.50       (.25)       (.52)         (.77)      13.27    21.84
    -------------------------------------------------------------------------------------------------------
      13.27       .23         3.65          3.88       (.23)       (.54)*        (.77)      16.38    29.43
    -------------------------------------------------------------------------------------------------------





                    Net
                 Investment
      Expenses   Income to                          Net Assets
     to Average   Average                 Average    at End of
        Net         Net     Portfolio   Commission    Period
       Assets      Assets    Turnover    Rate Paid    (000's)     Year
     ------------------------------------------------------------------
                                 RATIOS &
                            SUPPLEMENTAL DATA
     ------------------------------------------------------------------
                            TOTAL RETURN FUND
     ------------------------------------------------------------------
       .54%        3.91%      89.8%                  $155,247     1988
     ------------------------------------------------------------------
       .56         3.15       51.9                    185,674     1989
     ------------------------------------------------------------------
       .54         4.31       38.1                    162,661     1990
     ------------------------------------------------------------------
       .53         2.74       14.5                    250,701     1991
     ------------------------------------------------------------------
       .53         2.69       12.5                    334,917     1992
     ------------------------------------------------------------------
       .53         2.51        9.8                    456,243     1993
     ------------------------------------------------------------------
        .52        2.76       12.1                    534,821     1994
     ------------------------------------------------------------------
        .51        2.84       16.1                    814,964     1995
     ------------------------------------------------------------------
        .51        1.99       16.2        $.0476    1,179,876     1996
     ------------------------------------------------------------------
        .54        1.54       13.9         .0452    1,849,241     1997
     ------------------------------------------------------------------





                              Net
                            Realized                          Distributions
       Net                    Gain                              from Net                     Net
      Asset                 (Loss) &       Total    Dividends   Realized                    Asset
      Value       Net      Unrealized      From      from Net   Gain from                   Value
    Beginning Investment  Appreciation   Investment Investment  Investment      Total       End of   Total
    Of Period   Income   (Depreciation)  Operations   Income   Transactions  Distributions  Period  Return
    -------------------------------------------------------------------------------------------------------
                                            CAPITAL APRECIATION FUND
    -------------------------------------------------------------------------------------------------------
    $10.00       $.10        $.48          $ .58      $(.10)      $(.02)        $(.12)      $10.46   10.92%
    -------------------------------------------------------------------------------------------------------
     10.46        .26         .74           1.00       (.26)         -           (.26)       11.20    9.61
    -------------------------------------------------------------------------------------------------------
     11.20        .18        (.28)          (.10)      (.18)         -           (.18)       10.92    (.90)
    -------------------------------------------------------------------------------------------------------
     10.92        .23        2.96           3.19       (.23)       (.40)         (.63)       13.48   29.35
    -------------------------------------------------------------------------------------------------------
     13.48        .21        3.29           3.50       (.22)       (.48)         (.70)       16.28   26.14
    -------------------------------------------------------------------------------------------------------
     16.28        .20        5.39           5.59       (.20)       (.46)         (.66)       21.21   34.49
    -------------------------------------------------------------------------------------------------------


                    Net
                 Investment
      Expenses   Income to                          Net Assets
     to Average   Average                 Average    at End of
        Net         Net     Portfolio   Commission    Period
       Assets      Assets    Turnover    Rate Paid    (000's)    Year
    ------------------------------------------------------------------
                              RATIOS &
                          SUPPLEMENTAL DATA
    ------------------------------------------------------------------
                      CAPITAL APRECIATION FUND
    ------------------------------------------------------------------
      .69%       1.95%       5.0%                  $18,800       1992+
    ------------------------------------------------------------------
      .59        2.82       16.9                    38,926       1993
    ------------------------------------------------------------------
      .56        1.76       11.2                    60,442       1994
    ------------------------------------------------------------------
      .54        1.89       20.3                    81,237       1995
    ------------------------------------------------------------------
      .52        1.53       22.2      $.0586       211,474       1996
    ------------------------------------------------------------------
      .56        1.10       10.9       .0593       481,738       1997
    ------------------------------------------------------------------



                              Net
                            Realized                          Distributions
       Net                    Gain                              from Net                     Net
      Asset                 (Loss) &       Total    Dividends   Realized                    Asset
      Value       Net      Unrealized      From      from Net   Gain from                   Value
    Beginning Investment  Appreciation   Investment Investment  Investment      Total       End of   Total
    Of Period   Income   (Depreciation)  Operations   Income   Transactions  Distributions  Period  Return
    -------------------------------------------------------------------------------------------------------
              INCOME FROM
    -------------------------------------------------------------------------------------------------------
         INVESTMENT OPERATIONS                      LESS DISTRIBUTIONS
    -------------------------------------------------------------------------------------------------------
                                             GOVERNMENT BOND FUND
    -------------------------------------------------------------------------------------------------------
      $10.01     $.89        $(.10)        $ .79      $(.89)         -          $(.89)      $ 9.91    8.06%
    -------------------------------------------------------------------------------------------------------
        9.91      .95          .38          1.33       (.93)         -           (.93)       10.31   13.97
    -------------------------------------------------------------------------------------------------------
       10.31      .88          .06           .94       (.85)         -           (.85)       10.40    9.49
    -------------------------------------------------------------------------------------------------------
       10.40      .86          .82          1.68       (.84)         -           (.84)       11.24   16.70
    -------------------------------------------------------------------------------------------------------
       11.24      .98         (.14)          .84       (.93)       (.23)        (1.16)       10.92    7.87
    -------------------------------------------------------------------------------------------------------
       10.92      .71          .32          1.03       (.66)       (.03)         (.69)       11.26    9.52
    -------------------------------------------------------------------------------------------------------
       11.26      .69        (1.06)         (.37)      (.69)         -           (.69)       10.20   (3.23)
    -------------------------------------------------------------------------------------------------------
       10.20      .71         1.16          1.87       (.71)         -           (.71)       11.36   18.74
    -------------------------------------------------------------------------------------------------------
       11.36      .69         (.32)          .37       (.69)         -           (.69)       11.04    3.49
    -------------------------------------------------------------------------------------------------------
       11.04      .69          .34          1.03       (.69)         -           (.69)       11.38    9.67
    -------------------------------------------------------------------------------------------------------


                    Net
                 Investment
      Expenses   Income to               Net Assets
     to Average   Average                at End of
        Net         Net     Portfolio     Period
       Assets      Assets    Turnover     (000's)     Year
    -------------------------------------------------------
                           RATIOS &
    -------------------------------------------------------
                      SUPPLEMENTAL DATA
    -------------------------------------------------------
                     GOVERNMENT BOND FUND
    -------------------------------------------------------
      .55%       8.82%      113.1%     $ 65,962       1988
    -------------------------------------------------------
      .57        9.18       200.0        83,299       1989
    -------------------------------------------------------
      .55        8.70       127.8       113,399       1990
    -------------------------------------------------------
      .55        8.07        77.7       198,769       1991
    -------------------------------------------------------
      .53        8.75        73.8       301,841       1992
    -------------------------------------------------------
      .53        5.91       175.4       433,584       1993
    -------------------------------------------------------
      .51        6.46       111.4       391,253       1994
    -------------------------------------------------------
      .51        6.45        97.1       454,016       1995
    -------------------------------------------------------
      .51        6.23        33.8       459,247       1996
    -------------------------------------------------------
      .53        6.19        68.6       475,392       1997
    -------------------------------------------------------





                              Net
                            Realized                          Distributions
       Net                    Gain                              from Net                     Net
      Asset                 (Loss) &       Total    Dividends   Realized                    Asset
      Value       Net      Unrealized      From      from Net   Gain from                   Value
    Beginning Investment  Appreciation   Investment Investment  Investment      Total       End of   Total
    Of Period   Income   (Depreciation)  Operations   Income   Transactions  Distributions  Period  Return
    -------------------------------------------------------------------------------------------------------
                                              MONEY MARKET FUND
    -------------------------------------------------------------------------------------------------------
     $1.00       $.07          -           $.07       $(.07)        -           $(.07)      $1.00     6.61%
    -------------------------------------------------------------------------------------------------------
      1.00        .09          -            .09        (.09)        -            (.09)       1.00     9.11
    -------------------------------------------------------------------------------------------------------
      1.00        .08          -            .08        (.08)        -            (.08)       1.00     8.03
    -------------------------------------------------------------------------------------------------------
      1.00        .06          -            .06        (.06)        -            (.06)       1.00     5.84
    -------------------------------------------------------------------------------------------------------
      1.00        .03          -            .03        (.03)        -            (.03)       1.00     3.40
    -------------------------------------------------------------------------------------------------------
      1.00        .03          -            .03        (.03)        -            (.03)       1.00     2.76
    -------------------------------------------------------------------------------------------------------
      1.00        .04          -            .04        (.04)        -            (.04)       1.00     3.88
    -------------------------------------------------------------------------------------------------------
      1.00        .06          -            .06        (.06)        -            (.06)       1.00     5.66
    -------------------------------------------------------------------------------------------------------
      1.00        .05          -            .05        (.05)        -            (.05)       1.00     5.12
    -------------------------------------------------------------------------------------------------------
      1.00        .05          -            .05        (.05)        -            (.05)       1.00     5.26
    -------------------------------------------------------------------------------------------------------





                    Net
                 Investment
      Expenses   Income to               Net Assets
     to Average   Average                at End of
        Net         Net     Portfolio     Period
       Assets      Assets    Turnover     (000's)     Year
    -------------------------------------------------------
                           RATIOS &
    -------------------------------------------------------
                      SUPPLEMENTAL DATA
    -------------------------------------------------------
                       MONEY MARKET FUND
    -------------------------------------------------------
       .55%      7.12%         -          $181,699     1988
    -------------------------------------------------------
       .57       8.73          -           216,498     1989
    -------------------------------------------------------
       .55       7.74          -           330,586     1990
    -------------------------------------------------------
       .54       5.65          -           363,502     1991
    -------------------------------------------------------
       .53       3.36          -           330,011     1992
    -------------------------------------------------------
       .53       2.72          -           351,798     1993
    -------------------------------------------------------
       .54       4.00          -           828,027     1994
    -------------------------------------------------------
       .52       5.51          -           737,408     1995
    -------------------------------------------------------
       .51       5.00          -           983,529     1996
    -------------------------------------------------------
       .51       5.16          -           993,597     1997
    -------------------------------------------------------


     + Period from April 15, 1992 (date of commencement of operations) through December 31, 1992. Ratio percentages are annualized for periods of less than twelve months. Total return is not annualized.

     * Includes $.01 distribution from Paid In Capital and $.01 distribution in excess of net investment income.

     The information for the year ended Decmber 31, 1997 has been audited by Coopers & Lybrand LLP, Independent Auditors, whose reports thereon insofar as it relates to the year ended December 31, 1997 together with the financial statements, appearing in the Annual Report for the Trust, is incorporated by reference in the Statement of Additional Information. Information for the years December 31, 1996 and prior were audited by other auditors. The Statement of Additional Information and the Annual Report for the Funds, which contains further information about the Funds' performance may be obtained free of charge by calling toll free 1(800)848-6331.


SALE OF FUND SHARES
   Shares of the Funds are sold primarily to life insurance separate accounts (the "Accounts") to fund the benefits of variable life insurance policies or annuity contracts ("Contracts") issued by life insurance companies, as well as to other open-end investment companies (each a "Fund of Funds") created by Nationwide Advisory Services, Inc., the Funds' investment advisor. The Accounts purchase shares of the Trust in accordance with variable account allocation instructions received from owners of the Contracts. Each Fund then uses the proceeds to buy securities for its portfolios. The investment adviser manages the portfolios from day to day to accomplish a Fund's investment objectives. The kinds of investments and the way they are managed depend on what is happening in the economy and the financial marketplaces. Each of the Accounts, as a shareholder, has an ownership in the Trust's investments. The Trust also offers to buy back (redeem) shares of the Trust from the Accounts at any time at net asset value.

INVESTMENT OBJECTIVES AND POLICIES
   Investments in each Fund are made in many different securities which provide diversification to minimize risk. While there is careful selection and constant supervision by a team of professional investment managers, there can be no guarantee that the Funds' objectives will be achieved. The fundamental policies of each Fund do not require shareholder approval to change a Fund's investment objective.

   -TOTAL RETURN FUND
   The investment objective of this Fund is to obtain a reasonable, long term total return (i.e. earnings growth plus potential dividend yield) on invested capital from a flexible combination of current return and capital gains through investments in common stocks, convertible issues, money market instruments, and bonds, with a primary emphasis on common stocks.
   By investing in securities that are subject to market risk, the Fund is subject to more fluctuations in its market value and involves the assumption of a higher degree of risk as compared to a portfolio seeking stability of principal, such as a money market portfolio or a portfolio investing in corporate debt securities, United States and Canadian government obligations and commercial paper.
   While it is the Fund's intention to invest in common stocks or in issues convertible to common stock, there are no restrictive provisions covering the proportion of one or another class of securities that may be held, other than those stated in the Statement of Additional Information.
   Portfolio Manager: John M. Schaffner, MBA, CFA,is the portfolio manager for the Total Return Fund. He has been with Nationwide since 1977 and has managed the Total Return Fund since 1982. He also manages the Nationwide Growth Fund and the Nationwide Mid Cap Growth Fund. He graduated with a Bachelor of Arts in Economics from Occidental College. He received his Masters of Business Administration degree from the University of Michigan and is a Chartered Financial Analyst.

   -CAPITAL APPRECIATION FUND
   The Fund is designed for investors who are interested in long-term growth. The Fund seeks to meet its objectives primarily through a diversified portfolio of the common stock of companies which the investment manager determines have a better-than-average potential for sustained capital growth over the long term.
   While it is the Fund's intention to invest in common stocks or in issues convertible to common stock, there are no restrictive provisions covering the proportion of one or another class of securities that may be held, other than those stated in the Statement of Additional Information.
   The investment manager will focus mainly on a company's or industry's potential for long-term growth, with dividend and interest income being secondary in importance. The manager's evaluation of a company or industry will be based more on probable future earnings, relative financial strength and competitive position. The manager believes this approach will provide a greater return potential over the long run than simply seeking current dividend or interest income. The Fund's portfolio will not be limited to any particular type of company or industry.
   Portfolio Manager: Charles Bath, MBA, CFA, CPA, is the portfolio manager of the Capital Appreciation Fund. Charles joined Nationwide as a securities analyst in 1982 and has managed the Capital Appreciation Fund since 1992. He has also managed the Nationwide Fund since 1985. He graduated with a Bachelor of Science in Accounting from Miami University. He received his Master of Business Administration degree in Finance from The Ohio State University and is a Certified Public Accountant and a Chartered Financial Analyst.

   -GOVERNMENT BOND FUND
   The investment objective of this Fund is to provide as high a level of income as is consistent with the preservation of capital. It seeks to achieve its objective by investing in a diversified portfolio of securities issued or backed by the U.S. Government, its agencies or instrumentalities. These securities are of varying maturities and types. They include direct obligations of the U.S. Government backed by the full faith and credit of the United States, such as U.S. Treasury bills, notes and bonds. Bills mature in one year or less, notes in one to ten years, and bonds in ten years or more.
   In addition, the Fund will hold securities issued by U.S. Government-chartered agencies and instrumentalities. These securities are usually either guaranteed by the U.S. Treasury or are supported by the issuer's rights to borrow from the Treasury and backed by the issuer's own credit. Examples of such securities include but are not limited to, the following:

              o the Federal Housing Administration, Farmers Home Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;

              o the Federal Home Loan Banks, whose securities are supported by the right of the agency to borrow from the U. S. Treasury;

              o the Federal National Mortgage Association ("FNMA"), whose securities are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and

              o the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Student Loan Marketing Association, whose securities are supported only by the credit of such agencies.

   Although the U. S. Government provides financial support to such U. S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U. S. Government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently the value of such securities will fluctuate because the market value of all debt obligations, including U. S. Government securities, is affected by changes in the prevailing interest rates. The market value of such obligations generally reacts inversely to interest rate changes. If the prevailing interest rates decrease, the market value of debt obligations generally increases. If the prevailing interest rates increase, the market value of debt obligations generally decreases. In general, the longer the maturity of a debt obligation, the greater its sensitivity to changes in interest rates. Although the flucuation in the price of bonds is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of bonds in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short and intermediate term securities (which tend to be less volatile in price) into longer term securities (which tend to be more volatile in price).

   The Fund may invest in mortgage-related securities which represent part ownership in a pool of mortgage loans. The Fund may acquire securities representing an interest in a pool of mortgage loans that are issued or guaranteed by GNMA, FNMA or Freddie Mac. Certain government agencies also issue collateralized mortgage obligations ("CMOs") that are fully collateralized directly or indirectly by a pool of mortgages on which payments or principal and interest are dedicated to payment of principal and interest on the CMOs. These securities differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. In addition, most mortgage-related securities are "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to accurately predict the average life or realized yield of a particular issue of pass-through certificates. During periods of declining interest rates, prepayment of mortgages underlying mortgage-related securities can be expected to accelerate. When the mortgage obligations are prepaid, the Fund may have to reinvest in securities with a lower yield. Moreover, prepayment of mortgages which underlie securities purchased at a premium could result in capital losses.
   The Fund may also invest in zero-coupon securites that are direct obligations of the U. S. Government and its agencies and instrumentalities. Short-term securities of the Fund will include obligations with remaining maturities of less than one year issued by the U. S. Government, its agencies and instrumentalities and in repurchase agreements collateralized by securities in which the Fund could otherwise invest.
   Portfolio Managers: Together, Wayne Frisbee and Gary Hunt are the portfolio managers for the Government Bond Fund. Mr. Frisbee joined Nationwide in 1981 as a securities analyst and has managed the Government Bond Fund since its inception in 1986. He received a Bachelor of Science from The Ohio State University and is a Chartered Financial Analyst. He is also co-manager of the Nationwide Long-Term U.S. Government Bond Fund and the Nationwide Intermediate U.S. Government Bond Fund. Mr. Hunt joined Nationwide in 1992 as a securities analyst. Mr. Hunt became co-manager of the Government Bond Fund on May 1, 1997. In his career at Nationwide, Mr. Hunt has been responsible for the analysis of agency CMOs and U.S. treasury securities. In addition, Mr. Hunt has managed the commercial mortgage-back securities sector for Nationwide Life Insurance Company and its affiliates. Mr. Hunt received a Bachelor of Science in Finance and a Master of Business Administration from The Ohio State University. He is also co-manager of the Nationwide Long-Term U.S. Government Bond Fund and Nationwide Intermediate U.S. Government Bond Fund.

   -MONEY MARKET FUND
   The investment objective of the Fund is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity by investing primarily in money market instruments, including U.S. government securities, obligations of larger banks, prime commercial paper, high grade, short term corporate obligations (with remaining maturities of 397 days or less), U.S. dollar denominated obligations of foreign governments and securities of foreign issuers and foreign branches of U.S. banks.
   Pursuant to its objectives of maintaining a fixed one dollar share price, the Fund will not purchase securities with a remaining maturity of more that 397 days and will maintain a dollar weighted average portfolio maturity of 90 days or less.
   Yields on such short-term instruments are very sensitive to short-term lending conditions. The principal value of such instruments tends to decline as interest rates rise and conversely tends to rise as interest rates decline. In addition, there is an element of risk in such money market instruments that the issuer may become insolvent and default in meeting interest and principal payments.

   The Money Market Fund's yield and compound yield for the last seven days of its most recent fiscal year ended December 31, 1997, was 5.36% and 5.51% respectively. This yield quotation may be of limited use for comparative purposes because it does not reflect charges imposed at the Account level which, if included, would decrease the yield. For the current yield of the Fund, please call (614) 249-5134.

   Portfolio Manager: Karen G. Mader, is the portfolio manager of the Money Market Fund. Karen received a Bachelor of Arts degree in Political Science and a Masters degree in International Business and Political Science, both from The Ohio State University. She has managed the Money Market Fund since 1987.

MANAGEMENT OF THE TRUST
   The business and affairs of the Trust are managed under the direction of its Board of Trustees.
   The Board of Trustees sets and reviews policies regarding the operation of the Trust whereas the officers perform the daily functions of the Trust.
   Under the terms of the Investment Advisory Agreement, Nationwide Advisory Services, Inc. ("NAS" or "Adviser"), Three Nationwide Plaza, Columbus, Ohio 43215, manages the investment of the assets and, subject to the supervision of the Trustees, provides various administrative services and supervises the daily business affairs of the Trust. NAS, an Ohio corporation, is a wholly owned subsidiary of Nationwide Life Insurance Company, which is owned by Nationwide Financial Services, Inc.(NFS). NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all of the outstanding Class B Common Stock) to control NFS. Nationwide Corporation, is also a holding company in the Nationwide Insurance Enterprise. All of the Common Stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders.


The Trust pays NAS the following fees expressed as an annual percentage of average daily net assets based on each Fund's average annual daily net assets:

Fund                                Advisory Fees
----                                -------------
Total Return Fund and               0.60%  on assets up to $1 billion
Capital Appreciation Fund           0.575% on assets of $1 billion and more but
                                           less than $2 billion
                                    0.55%  on assets of $2 billion and more but
                                           less than $5 billion
                                    0.50%  for assets of $5 billion and more

Government Bond Fund                0.50%  on assets up to $1 billion
                                    0.475% on assets of $1 billion and
                                           more but less than $2 billion
                                    0.45%  on assets of $2 billion and more but
                                           less than $5 billion
                                    0.40%  for assets of $5 billion and more

Money Market Fund                   0.40% on assets up to $1 billion
                                    0.38% on assets of $1 billion and more but
                                          less than $2 billion
                                    0.36% on assets of $2 billion and more but
                                          less than $5 billion
                                    0.34% for assets of $5 billion and more

In addition, fund accounting and administrative services for the Funds are provided by NAS under a separate Fund Administration Agreement. Under terms of the Fund Administration Agreement, NAS receives a fee from each Fund, calculated daily and paid monthly, at an annual rate of 0.05% of each Fund's average daily net assets up to $1 billion and 0.04% on assets of $1 billion and more.

NAS, through its wholly-owned subsidiary, Nationwide Investors Services, Inc. ("NIS"), also serves as transfer and dividend disbursing agent for the Funds pursuant to a Transfer and Dividend Disbursing Agent Agreement. Under the terms of the agreement, effective November 1, 1997, NISI receives a fee, calculated daily and paid monthly, at an annual rate of 0.01% of each Fund's average daily net assets.


MANAGEMENT DISCUSSION OF FUND PERFORMANCE

TOTAL RETURN FUND


   For the year ended December 31, 1997, the Fund had a total return of 29.4% compared to a return of 33.4% for the S&P 500. Performance this year was influenced by strong gains in the drug and financial sectors, while the technology names we hold, particularly service providers First Data and Electronic Data detracted from results. Other individual names, such as Waste Management and Olsten, also had sub-par performance.

The final quarter of 1997 saw weakness in both the technology sector and in energy stocks, particularly natural gas. Regarding technology, turmoil in Asia was the cause, while in energy, slowing demand growth in Asia coupled with a warm winter in North America led to falling prices. The Total Return Fund does not have a lot of exposure to technology, but did take advantage of the weakness to add to its holdings of both Hewlett Packard and First Data. On the other hand, the Fund does have a significant exposure to energy, being over 15% of assets at the end of 1997. Again though, stock weakness was used as a buying opportunity, as this is a sector we like long term. We added to Royal Dutch, and because natural gas stocks were particularly weak, also added to Union Pacific Resources, and added Burlington Resources as a new holding.

The strategy of the Fund has not changed. It is a conservative strategy, in that we are trying to take a less than average amount of risk with the Fund's investments, both in terms of business risk of the underlying companies, and the valuation of the stocks. Strong companies with good long-term growth potential are what we look for, and many of the Fund's holdings also have good potential for dividend growth. The strategy as a whole has been applied consistently since the inception of the Fund in 1982.

           COMPARISON OF A RETURN ON A HYPOTHETICAL $10,000 INVESTMENT
                    IN THE TOTAL RETURN FUND AND THE S&P 500

                               Total Return                     S&P 500
                               ------------                     -------
      1/1/88                     $10,000                        $10,000
        1988                     $12,005                        $11,656
        1989                     $13,592                        $15,341
        1990                     $12,500                        $14,866
        1991                     $17,311                        $19,385
        1992                     $18,727                        $20,860
        1993                     $20,772                        $22,954
        1994                     $20,995                        $23,256
        1995                     $27,102                        $31,985
        1996                     $33,022                        $39,324
        1997                     $42,740                        $52,440


                               Total Return Fund
                          Average Annual Total Return
                             Period ended 12/31/97

        1 Year                   5 Years                       10 Years
        ------                   -------                       --------
         29.4%                    17.9%                          15.6%


    The S&P 500 is a broad based, unmanaged index of securities, and unlike Fund returns, does not reflect any fees or expenses. Past performance is not predictive of future performance.


CAPITAL APPRECIATION FUND

   The total return for the Capital Appreciation Fund for the 4th quarter of 1997 was 3.52% vs. 2.87% for the S&P 500 and -0.80% for the peer group averages, Lipper Variable Insurance - Related Analysis of Underlying Funds (Growth Funds). For 1997 the Capital Appreciation Fund returned 34.49% vs. 33.35% for the S&P 500 and 25.36% for the peer group averages. The performance of the Capital Appreciation Fund was led by the strong pharmaceutical stocks. The large weightings in Schering-Plough and Warner-Lambert were very important in the outperformance of the portfolio. The financial stocks were market leaders in 1997. Mellon Bank and Fannie Mae were the two largest financial holdings and they performed very well. The best performing financial stocks were the banks which were acquired in 1997. CoreStates Financial, U.S. Bancorp, and Barnett Banks were all acquired during the year at substantial premiums to their market prices. Last year also saw the acquisition of one of the most successful investments ever owned in the Capital Appreciation Fund. Morningstar Group shares were acquired in 1995 at prices as low as 6-5/8. Following the announcement of their acquisition by Suiza Foods, a partial position was sold at 44-1/2. I anticipate the remaining shares of Suiza will be sold in 1998.

After several years of strong performance, I am often asked if the financial stocks appear fully valued. I feel there are still good opportunities in this sector, and the group remains overweighted. It has been my thesis that the financial stocks are undervalued due to concerns that are no longer relevant. Specifically, investors are overly cautious due to asset quality problems which were prevelent in the 1970s and 1980s, but are less common today. Therefore, I feel financial stocks are being revalued upward on a secular basis. Because of my confidence in the attractive valuation of the financial stocks, the group remains overweighted in the portfolio.


           COMPARISON OF A RETURN ON A HYPOTHETICAL $10,000 INVESTMENT
                IN THE CAPITAL APPRECIATION FUND AND THE S&P 500

                          Capital Appreciation                        S&P 500
                          --------------------                        -------
      1/1/92                     $10,000                              $10,000
        1992                     $10,728                              $10,726
        1993                     $11,759                              $11,803
        1994                     $11,653                              $11,958
        1995                     $15,074                              $16,446
        1996                     $19,015                              $20,220
        1997                     $25,573                              $26,964

                 Initial Public Offering Commenced May 1, 1992

                           Capital Appreciation Fund
                          Average Annual Total Return
                             Period ended 12/31/97

       1 Year                    5 Years                         Since Inception
       ------                    -------                         ---------------
        34.5%                     19.0%                               18.0%


The S&P 500 is a broad based, unmanaged index of securities, and unlike Fund returns, does not reflect any fees or expenses. Past performance is not predictive of future performance.


GOVERNMENT BOND FUND

The total return for the Government Bond Fund for 1997 was 9.67%. The Merrill Lynch Government Master Index, an index designed to reflect the performance of the broad government and agency market, returned 9.60% during the same period. The year ended December 31, 1997 was a good one for investors. The 30 year treasury yield fell 72 basis points, largely as a result of a flight to quality during the fourth quarter brought about by the Asian crisis. Intermediate treasury notes turned in a strong showing, with the 2 year falling 23 basis points while the 10 year yield fell 67 basis points.

The Government Bond Fund successfully shifted assets during the year into noncallable agency notes and long zero coupon instruments The resulting barbell of short and long securities took advantage of the continued flattening of the curve. Also, the fund did well during the first nine months of the year by being invested in Collateralized Mortgage Obligations ("CMO's"). CMO exposure, however, was a drag on returns in the fourth quarter as treasury yields fell and concern over prepayments increased. Although current CMO holdings have been impacted by the increased prepayment volatility, the yield on these investments make them attractive on a long-term basis.

Approximately 57% of portfolio assets are invested in treasury and agency obligations, 34% of the portfolio assets are invested in the CMO market and the remainder of assets are invested in repurchase agreements.

         COMPARISON OF A RETURN ON A HYPOTHETICAL $10,000 INVESTMENT IN
     THE GOVERNMENT BOND FUND AND THE MERRILL LYNCH GOVERNMENT MASTER INDEX

                                                              Merrill Lynch
                       Government Bond Fund                 Gov't Master Index
                        --------------------                ------------------
      1/1/88                  $10,000                            $10,000
        1988                  $10,806                            $10,709
        1989                  $12,316                            $12,222
        1990                  $13,485                            $13,301
        1991                  $15,737                            $15,324
        1992                  $16,975                            $16,429
        1993                  $18,590                            $18,175
        1994                  $17,990                            $17,588
        1995                  $21,362                            $20,808
        1996                  $22,107                            $21,382
        1997                  $24,244                            $23,435

                              Government Bond Fund
                          Average Annual Total Return
                             Period ended 12/31/97


       1 Year                      5 Years                      10 Years
       ------                      -------                      --------
        9.7%                         7.4%                         9.3%

The Merrill Lynch Government Master Index is an index of unmanaged groups of bonds which unlike Fund returns, does not reflect any fees or expenses. Past performance is not predictive of future performance.


MONEY MARKET FUND


     At December 31, 1997, the Money Market Fund had assets of $993.6 million with an average maturity of 34 days. For all periods reviewed, the Fund performed favorably against its benchmark, the Lipper Variable Insurance Money Market Index.

     First-tier commercial paper accounted for 95% of the portfolio followed by U.S. Government/Agency securities at 5%. The largest portfolio weightings were in those industries which offer favorable spreads compared to other segments. This includes consumer finance, broker/dealers, and the banking segment. Operating expenses totaled .51%. The Fund's seven day effective yield for the period ended December 31, 1997 was 5.51%.

     During 1997, Fed officials changed rates just one time back in March by increasing the Fed Funds rate by 25 basis points to 5.50% from 5.25%. Throughout the year, the economy continued to grow with low unemployment and inflation. Many analysts believe that the Federal Reserve would have increased rates in the fourth quarter if the Asian financial crisis had not occurred.

     The Money Market Fund is the only money market fund in a number of Nationwide's variable annuity and variable life insurance products. As a result, cash flow can fluctuate as investors switch fund options. This has been more pronounced during the last several months with the uncertainty over Asia's financial situation.

         COMPARISON OF A RETURN ON A HYPOTHETICAL $10,000 INVESTMENT IN
               THE MONEY MARKET FUND AND THE CONSUMER PRICE INDEX


                            Money Market Fund              Consumer Price Index
                            -----------------              --------------------
      1/1/88                     $10,000                         $10,000
        1988                     $10,661                         $10,441
        1989                     $11,632                         $10,925
        1990                     $12,566                         $11,608
        1991                     $13,300                         $11,953
        1992                     $13,752                         $12,308
        1993                     $14,132                         $12,645
        1994                     $14,681                         $12,973
        1995                     $15,511                         $13,310
        1996                     $16,305                         $13,760
        1997                     $17,162                         $13,993


                               Money Market Fund
                          Average Annual Total Return
                             Period ended 12/31/97

        1 Year                       5 Years                     10 Years
        ------                       -------                     --------
         5.3%                          4.5%                        5.5%

The Consumer Price Index is a broad index reflecting price changes in a market basket of consumer goods, and unlike Fund returns, does not reflect any fees or expenses. Past performance is not predictive of future performance.


INVESTMENT IN FUND SHARES

   An insurance company purchases the shares of the Funds at their net asset value using purchase payments received on Contracts issued by Accounts. These Accounts are funded by shares of the Trust. There is no sales charge. All shares are sold at net asset value.
   Shares of the Funds may be sold to the Accounts to fund the benefits of Contracts issued by Nationwide Life Insurance and Nationwide Life and Annuity Insurance Companies, as well as to Funds of Funds created by Nationwide Advisory Services, Inc., the Funds' investment advisor.
   All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates. Initial and subsequent purchase payments allocated to a specific Fund are subject to the limits applicable to the policies.



SHARE REDEMPTION

   An Account redeems shares to make benefit or surrender payments under the terms of its Contracts. Redemptions are processed on any day on which the Trust is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust's transfer agent, NIS.

   The net asset value per share of each Fund is determined once daily, as of the close of the New York Stock Exchange (usually 4:00 P.M. Eastern Time) on each business day the New York Stock Exchange is open and on such other days as the Board determines and on any other day during which there is a sufficient degree of trading in a Fund's portfolio securities that the net asset value of the Fund is materially affected by changes in the value of portfolio securities. The Trust will not compute net asset value on customary national business holidays, including the following: Christmas, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, and Thanksgiving. The net asset value per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding.

   In determining net asset value, portfolio securities listed on national exchanges are valued at the last quoted sale price on the principal exchange, or if there is no sale on that day, the securities are valued at the prior day's closing price as provided by an independent pricing organization. Securities traded in the over-the-counter market are valued at the last quoted sales price, or if there is no sale that day, the quoted bid price as provided by an independent pricing organization. Other portfolio securities, except securities in the Money Market Fund, are valued at the quoted prices obtained from an independent pricing organization which employs a combination of methods, including among others, the obtaining and comparison of market valuations from dealers who make markets and deal in such securities and the comparison of valuations with those other comparable securities in a matrix of such securities. The pricing service activities and results are reviewed by an officer of the Trust. Securities for which market quotations are not readily available, or for which an independent pricing organization does not provide a value or provides a value that does not represent fair market value in the judgement of the Adviser, are valued at fair value in accordance with procedures adopted by the Board of Trustees. Portfolio securities in the Money Market Fund are valued at amortized cost in compliance with procedures adopted under Rule 2a-7. Expenses and fees are accrued daily. The Trust may suspend the right of redemption only under the following unusual circumstances:

         o when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

         o when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

         o during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of shareholders.

NET INCOME AND DISTRIBUTIONS


   -TOTAL RETURN FUND, CAPITAL APPRECIATION FUND AND GOVERNMENT BOND FUND Substantially all of the net investment income, if any, of these Funds will be distributed to shareholders quarterly in the form of additional shares of the Fund. In those years in which sales of a Fund's portfolio securities result in net realized capital gains, these gains will be declared and cause to be paid to shareholders in December.


   -MONEY MARKET FUND
   The net income of the Money Market Fund is determined once daily, as of the close of the New York Stock Exchange (currently 4:00 P.M. Eastern Time) on each business day the Exchange is open. All the net income of the Fund, so determined, is declared in shares as a dividend to shareholders of record at the time of such determination. (Shares purchased become entitled to dividends declared as of the first day following the date of investment.) Dividends are distributed in the form of additional shares of the Fund on the last business day of each month at the rate of one share (and fraction thereof) of the Fund for each one dollar (and fraction thereof) of dividend income.
   For this purpose, the net income of the Money Market Fund (from the time of the immediately preceding determination thereof) shall consist of: (a) all interest income accrued on the portfolio assets of the Fund, (b) less all actual and accrued expenses, and (c) plus or minus net realized gains and losses on the assets of the Fund determined in accordance with generally accepted accounting principles. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity. Securities are valued at market or amortized cost which approximates market, for purposes of complying with the Investment Company Act of 1940.
   Net income of the Fund is declared as a dividend each time the net income is determined. This is one reason the net asset value per share (i.e., the value of the net assets of the Fund divided by the number of shares outstanding) remains at one dollar per share immediately after each such determination and dividend declaration.

ADDITIONAL INFORMATION
DESCRIPTION OF SHARES - The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue shares of a number of different funds and currently has authorized 15 separate funds. The shares of each fund participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a fund, its shareholders are entitled to share pro rata in the net assets of such fund available for distribution to shareholders.

VOTING RIGHTS - Shareholders are entitled to one vote for each share held. Shareholders may vote in the election or removal of Trustees and on other matters submitted to meetings of shareholders. Generally, amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding voting securities of the Trust. The Trustees may, however, amend the Declaration of Trust without the vote or consent of shareholders to:

         designate series of the Trust;

         change the name of the Trust; or

         supply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Declaration of Trust to the requirements of applicable federal and state laws or regulations if they deem it necessary.


Shares have no pre-emptive or conversion rights. Shares, when issued, are fully paid and nonassessable. In regard to termination, sale of assets, or changes of fundamental investment restrictions, the right to vote is limited to the holders of shares of the particular fund affected by the proposal. However, shares of all funds would vote together, and not by fund, in the election of Trustees. If an issue must be approved by a majority as defined by the 1940 Act a "majority of the outstanding voting securities" means the lesser of (i) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. For the election of Trustees only a plurality is required.


PERFORMANCE ADVERTISING FOR THE FUNDS
   The Funds may use historical performance in advertisements, sales literature, and the prospectus. Such figures will include quotations of average total return for the most recent one, five, and ten year periods (or the life of the Fund if less). Average annual total return represents the rate required each year for an initial investment to equal the redeemable value at the end of the specific period. Average annual total return reflects reinvestment of all distributions.
   The Government Bond Fund may advertise yield which is calculated daily dividing the net investment income per share earned during a 30-day period by the maximum offering price per share on the last day of the period.
   The Money Market Fund may advertise current seven-day yield quotations computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period to obtain a base period return and then multiplying the base period return by (365/7), or (366/7) in a leap year. For purposes of this calculation, the net change in account value reflects the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares. The Fund's effective yield represents a compounding on an annualized basis of the current yield quotation of the Fund.
   SHAREHOLDER INQUIRIES--All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the cover page of this Prospectus.

TAX STATUS
   Each Fund intends to qualify as a regulated investment company and to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, and therefore must distribute substantially all its taxable net investment income and capital gains to shareholders annually. In general, if a Fund distributes all of its net investment income, it is not required to pay any Federal income taxes.
   Because each Fund of the Trust is treated as a separate entity for purposes of the regulated investment company provisions of the Code, the assets, income and distributions of a Fund are considered separately for purposes of determining whether or not a Fund qualifies as a regulated investment company. Each Fund intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of the Contracts. See the Statement of Additional Information for more specific information.
   The tax treatment of payments made by an Account to a Contractholder is described in the separate account prospectus.

  CONTENTS                                                             PAGE
  --------                                                             ----
  Summary of Fund Expenses                                               2

  Financial Highlights                                                   2

  Sale of Fund Shares                                                    3

  Investment Objectives and Policies                                     3

  Management of the Trust                                                6

  Management Discussion of Fund Performance                              6

  Investment in Fund Shares                                             10

  Share Redemption                                                      10

  Net Income and Distributions                                          11

  Additional Information                                                11

  Performance Advertising for the Funds                                 12

  Tax Status                                                            12


  INVESTMENT ADVISER
  Nationwide Advisory Services, Inc.
  Three Nationwide Plaza
  Columbus, Ohio 43215

  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
  Nationwide Investors Services, Inc.
  P. O. Box 1492
  Three Nationwide Plaza
  Columbus, Ohio 43216

  INDEPENDENT AUDITORS
  Coopers & Lybrand L.L.P
  100 East Broad Street
  Columbus, Ohio 43215

  LEGAL COUNSEL
  Druen, Dietrich, Reynolds & Koogler
  One Nationwide Plaza
  Columbus, Ohio 43215

PROSPECTUS
MAY 1, 1998

                          SHARES OF BENEFICIAL INTEREST
                          NATIONWIDE SMALL COMPANY FUND
                        NATIONWIDE SEPARATE ACCOUNT TRUST
                             THREE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
                 FOR INFORMATION AND ASSISTANCE, CALL TOLL FREE
                                1 (800) 848-6331

Nationwide Small Company Fund is a non-diversified portfolio of the Nationwide Separate Account Trust (the "Trust"). The Trust is an open-end management investment company organized under the laws of Massachusetts, by a Declaration of Trust, dated June 30, 1981, as subsequently amended. The Trust offers shares in fifteen separate mutual funds, each with its own investment objective. This Prospectus relates only one of those Funds, Nationwide Small Company Fund (the "Fund"). The shares of the Fund may be sold to life insurance company separate accounts to fund the benefits of variable insurance and annuity contracts issued by life insurance companies, as well as to other open-end investment companies (each a "Fund of Funds") created by Nationwide Advisory Services, Inc., the Fund's investment advisor. Nationwide Advisory Services, Inc. may from time to time use one or more subadvisers to manage the Fund's portfolios as part of a multi-manager structure (see "Investment Management of the Fund").


The Fund seeks long-term growth of capital. The Fund invests primarily in equity securities of small capitalization companies.


This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information dated May 1,1998, has been filed with the Securities and Exchange Commission. You can obtain a copy without charge by calling toll free 1 (800) 848-6331, or writing Nationwide Life Insurance Company, One Nationwide Plaza, Columbus, Ohio 43215.


          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
                 SECURITIES AND EXCHANGE COMMISSION NOR HAS THE
           SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY
                         OR ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

           THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 1998,
                      IS INCORPORATED HEREIN BY REFERENCE.

SUMMARY OF FUND EXPENSES

The table below summarizes various costs and expenses an investor will bear, directly or indirectly when investing in the Fund based on actual expenses incurred during the year ended December 31, 1997:

                         ANNUAL FUND OPERATING EXPENSES
                     (as a percentage of average net assets)

                  Advisory Fees                                        1.00%
                  Other Expenses                                       0.12%
                                                                       -----
                           Total Fund Operating Expenses               1.12%
                                                                       =====

Example:

         You could pay the following expenses on a $1,000 investment, assuming
         (1) 5% annual return and (2) redemption at the end of each time period:

              1 Year            3 Years          5 Years           10 Years
              ------            -------          -------           --------
               $11                $35              $61               $134

         The expenses shown above in the chart and example do not include variable contract charges, if applicable.

         THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS
                          Selected data for each share
                       outstanding throughout each period
                               Small Company Fund


                                                                                          Period from
                                                                                       October 23, 1995
                                                                                       (commencement of
                                                                                          Operations)
                                                             Year Ended     Year Ended      through
                                                            December 31,    December 31,   December 31,
                                                                1997           1996           1995
                                                                ----           ----           ----

NET ASSET VALUE - BEGINNING OF PERIOD                         $  13.89      $  11.42        $ 10.00

Net investment income                                             0.01          0.06           0.02
   Net realized gain and unrealized appreciation on
   investments and translation of  assets and
   liablities in foreign curencies                                2.40          2.55           1.42
                                                              --------      --------        -------
       Total from investment operations                           2.41          2.61           1.44
                                                              --------      --------        -------

   Distributions from net investment income                        --          (0.06)         (0.02)
   Distributions from net realized gain from investments
   and foreign currencies                                        (0.45)           --             --
    Distributions in excess of net realized  gain from
    investment transactions and foreign currencies                  --         (0.08)            --
                                                              --------      --------        -------

       Total distributions                                       (0.45)        (0.14)         (0.02)
                                                              --------      --------        -------

       Net increase in net asset value                            1.96          2.47           1.42
                                                              --------      --------        -------

NET ASSET VALUE - END OF PERIOD                               $  15.85      $  13.89        $ 11.42
                                                              ========      ========        =======

Total Return                                                     17.35%        22.83%         14.38%

Ratios and supplemental data:

   Net Assets, end of period (000)                            $343,808      $180,840        $17,155

   Ratio of expenses to average net assets                        1.11%         1.20%          1.25%*

   Ratio of expenses to average net assets**                        --          1.20%          1.74%*

   Ratio of net investment income to average  net assets          0.05%         0.60%          1.32%*

Ratio of net investment income to average  net assets**             --          0.60%          0.83%*

   Portfolio turnover                                           134.38%       136.74%          9.03%

   Average commission rate paid***                            $  .0218      $  .0288             --

----------------------------------


  * Ratios for partial years are annualized.  Total return is not annualized.

 ** Ratios calculated as if no fees were waived or expenses reimbursed.

*** Represents the total amount of commissions paid in portfolio equity transactions divided by the total number of shares purchased and sold by the Fund for which commissions were charged.

The information in the Financial Highlights for the year ended December 31, 1997 has been audited by Coopers & Lybrand L.L.P., independent auditors, whose report thereon together with the financial statements, appearing in the Annual Report of the Trust, is incorporated by reference in the Statement of Additional Information. Information for the years ended December 31, 1996 and prior were audited by other auditors. The Statement of Additional information and the Annual

Report for the Fund which contains further information about the Fund's performance may be obtained free of charge by calling toll free
1 (800) 848-6331.


SALE OF FUND SHARES

         Shares of the Fund are sold to life insurance company separate accounts (the "Accounts") to fund the benefits of variable life insurance policies or annuity contracts (the "Contracts") issued by life insurance companies, as well as to other open-end investment companies (each a "Fund of Funds") created by Nationwide Advisory Services, Inc., the Fund's investment adviser (the "Adviser"). The Accounts purchase shares of the Fund in accordance with variable account allocation instructions received from owners of the Contracts. The Fund then uses the proceeds to buy securities for its portfolio. The investment adviser, together with a group of subadvisers, manages the portfolio from day to day to accomplish the Fund's investment objective. The types of investments and the way they are managed depend on what is happening in the economy and the financial marketplaces. Each of the Accounts, as a shareholder, has an ownership in the Fund's investments. The Fund also offers to buy back (redeem) shares of the Fund from the Accounts at any time at net asset value.

INVESTMENT OBJECTIVE AND POLICIES

         Nationwide Small Company Fund seeks long-term growth of capital. The Fund invests primarily in equity securities of small market capitalization companies ("small company stocks"). Market capitalization means the total market value of a company's outstanding common stock. The Fund anticipates that under normal market conditions, the Fund will invest at least 65% of its assets in equity securities of domestic and foreign companies with market capitalizations of less than $1 billion at the time of purchase. The equity securities in which the Fund may invest include common stocks, preferred stocks (both convertible and non-convertible), warrants and rights. It is anticipated that the Fund will invest primarily in companies whose securities are traded on foreign or domestic stock exchanges or in the over-the-counter market ("OTC"). The Fund may also invest in securities of emerging growth companies, some of which may have market capitalizations over $1 billion. Emerging growth companies are companies which have passed their start-up phase and which show positive earnings and prospects of achieving significant profit and gain in a relatively short period of time.

         The Fund may purchase an unlimited number of foreign securities, including securities of companies in emerging markets. The Fund may also invest in foreign securities indirectly through American Depository Receipts ("ADRs") and other similar instruments as described below in "INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS - Foreign Securities and Currencies".

         Under normal conditions, the Fund intends to invest primarily in small company stocks; however, the Fund is also permitted to invest up to 35% of its assets in equity securities of domestic and foreign issuers with a market capitalization of more than $1 billion at the time of purchase, debt obligations and domestic and foreign money market instruments, including bankers acceptances, certificates of deposit and discount notes of U.S. Government securities. In addition, for temporary or emergency purposes, the Fund can invest up to 100% of total assets in cash, cash equivalents, U.S. Government securities, commercial paper and certain other money market instruments, as well as repurchase agreements collateralized by these types of securities.

         At various times the Fund may invest in derivative instruments for hedging or risk management purposes or for any other permissable purpose. See "INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS - Derivative Instruments" below.

         While there is careful selection and constant supervision by a group of professional investment managers, there can be no guarantee that the Fund's objective will be achieved. The fundamental policies of the Fund do not require shareholder approval to change the Fund's investment objective.

MANAGEMENT OF THE FUND

         Nationwide Advisory Services, Inc. has employed a group of subadvisers (each, a "Subadviser"), each of which will manage part of the Fund's portfolio. Although the Adviser reserves the right to allocate and reallocate the assets among the Subadvisers at any time, it is anticipated that each of the Subadvisers will receive a substantially equal proportion of the funds that are invested in the Fund and will generally retain such assets and any capital appreciation attributable to them. In addition, it is anticipated that the Adviser will maintain a portion of the Fund's assets in cash or money market instruments.

         The Adviser has chosen the Subadvisers because they utilize a number of different investment styles when investing in small company stocks. The Adviser has decided to employ a number of Subadvisers because even successful investment managers may experience fluctuations in performance which may be caused by factors or conditions that affect the particular securities emphasized by that Subadviser or that may impact its particular investment style. As a result of the diversification among securities and styles, the Adviser hopes to increase prospects for investment return and to reduce market risk and volatility.

         The following is a brief description of the investment strategies for each of the Subadvisers:

         THE DREYFUS CORPORATION ("Dreyfus") primarily seeks out domestic and foreign small company stocks that have the potential for significant growth. Dreyfus believes these companies to be characterized by new or innovative products or services which should enhance prospects for growth in future earnings. Dreyfus will also make investments based on prospective economic or political changes and will invest in securities relating to special situations, such as corporate restructurings, mergers or acquisitions, thereby seeking out undervalued securities.

         NEUBERGER & BERMAN, LLC. ("Neuberger & Berman") tries to enhance the potential for appreciation and limit the risk of decline in the value of the small company stocks that it purchases for the Fund by employing a value-oriented investment approach. Neuberger & Berman seeks securities that appear to be underpriced and are issued by companies with proven management, sound finances and strong potential for market growth. It focuses on the fundamentals of each smaller company, instead of trying to anticipate what changes might occur in the stock market or in the economy or the political environment; in doing so, the Fund's securities will be selected in the belief that they are currently undervalued, based on existing conditions.

         STRONG CAPITAL MANAGEMENT, INC. ("Strong") invests in companies whose earnings are believed to be in a relatively strong growth trend, and, to a lesser extent, in companies in which significant further growth is not anticipated but which are perceived to be undervalued. In identifying companies with favorable growth prospects, Strong considers factors such as prospects for above-average sales and earnings growth; high return on invested capital; overall financial strength; competitive advantages, including innovative products and services; effective research, product development and marketing; and stable, capable management.

         PICTET INTERNATIONAL MANAGEMENT LIMITED ("PIML") AND VAN ECK ASSOCIATES ("VEAC") together invest internationally in small company stocks. PIML and VEAC will primarily choose securities of issuers whose individual market capitalizations would place them at the time of purchase in the same size range as companies in approximately the lowest 20% by total market capitalization of companies that have equities listed on major U.S. exchanges or traded in the NASDAQ system. These companies will typically have individual market capitalizations below $500 million. Because this policy is applied on an international basis, the Fund may invest in companies that may rank above the lowest 20% by total market capitalization in local markets and in some countries such companies might rank among the largest companies in terms of capitalization. When considering where assets will be allocated abroad, VEAC and PIML will assess where opportunities for long-term capital appreciation are greatest. In making specific stock selections, VEAC and PIML will invest in quality, growth-oriented smaller companies that are relatively inexpensive.

         WARBURG, PINCUS ASSET MANAGEMENT, INC. ("Warburg") invests primarily in domestic small company stocks. Warburg may choose securities of small companies which may be in the developmental stage, may be older companies that appear to be entering a new stage of growth owing to factors such as management changes or development of new technology, products or markets or may be companies providing products or services with a high unit volume growth rate. Warburg may also select securities of emerging growth companies, which can be either small- or medium-sized companies that have passed their start-up phase and that show positive earnings and prospects of achieving significant profit and gain in a relatively short period of time. Emerging growth companies generally stand to benefit from new products or services, technological developments or changes in management and other factors and include smaller companies experiencing unusual developments affecting their market value.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE


The total return for the Nationwide Small Company Fund was +17.4% for the 12 month period through December 31, 1997. This compares to the Russell 2000 Index which was up to +20.5%, respectively, for the same period. Small-cap stocks performed very strong in the second and third quarters, but ended 1997 on a weak note. The strongest sectors were led by technology, energy and consumer goods. Foreign stocks, however, remained under pressure for much of the year.

At the end of the year, the Fund held a very diversified portfolio of 567 issues. It had 14.5% of net assets in foreign stocks, as compared to 18.7% 12 months prior. Overall, the Funds top sectors were: Oil & Gas/Energy (7.8%), Financial Services (7.0%), (these first two sectors were very strong performers), Health Care (5.8%), Communications/Media (5.8%), and Computer Software (4.9%).

We maintain a positive outlook over the next twelve months. We should continue to see positive factors influencing the economy and small-cap markets including: low inflation, stable interest rates, and rising productivity. Small-cap earnings trends are expected to stand superior to those of the S&P 500 companies. Also positive for our Fund is the recent reduction in the capital-gains tax-rate. These factors teamed together should increase the potential for improved performance in our small-cap markets.

           COMPARISON OF A RETURN ON A HYPOTHETICAL $10,000 INVESTMENT
                   IN THE SMALL COMPANY FUND AND RUSSELL 2000


                         Small Company Fund           Russell 2000
                         ------------------           ------------
    10/23/95                   $10,000                  $10,000
        1995                   $11,438                  $10,470
        1996                   $14,049                  $12,201
        1997                   $16,486                  $14,914

       * Initial public offering commenced October 23, 1995.

                         Small Company Fund
                     Average Annual Total Return

                       1 Year          Life*
                       ------          -----
                        17.4%          25.6%

    The Russell 2000 is a broad based, unmanaged index of securities, and unlike Fund returns does not reflect any fees or expenses. Past performance is not predictive of future performance.


INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS

SMALL COMPANY AND EMERGING GROWTH STOCKS

         Investing in securities of small-sized and emerging growth companies may involve greater risks than investing in larger, more established issuers since these securities may have limited marketability and, thus, they may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized companies than for larger, more established ones.

         Securities of issuers in "special situations" also may be more volatile, since the market value of these securities may decline in value if the anticipated benefits do not materialize. Companies in "special situations" include, but are not limited to, companies involved in an acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer, a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the companies' securities; or a change in corporate control.

         Although investing in securities of emerging growth companies or "special situations" offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies.

FOREIGN SECURITIES AND CURRENCIES

         The Fund may invest in foreign securities, either directly or indirectly through the use of depositary receipts. Depository receipts, including ADRs, European Depository Receipts and American Depository Shares, are generally issued by banks or trust companies and evidence ownership of underlying foreign securities. The Fund may also invest in securities of foreign investment funds or trusts (including passive foreign investment companies).

         Foreign investments involve special risks, including the possibility of expropriation, confiscatory taxation, and withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets, and issuers; political, economic or social instability; and less publicly available information and different accounting standards. When investing in foreign securities, the Fund may also incur costs in conversions between currencies, possible delays in settlement in foreign securities markets, limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country), and difficulty in enforcing obligations in other countries.

         Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. Although the Fund generally invests only in securities that are regularly traded on recognized exchanges or OTC, from time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects. Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.

         The Fund may invest a portion of its assets in securities of issuers in developing or emerging markets and economies. Investing in securities of issuers in developing or emerging markets involves special risks, including less social, political, and economic stability; smaller securities markets and lower trading volume, which may result in a lack of liquidity and greater price volatility; certain national policies that may restrict the Fund's investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in a Fund's loss of its entire investment in that market; and less developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property.

         In addition, brokerage commissions, custodial services, withholding taxes, and other costs relating to investment in emerging markets generally are more expensive than in the U.S. and certain more established foreign markets. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures negotiated or imposed by the countries with which they trade.

         Because most foreign securities are denominated in non-U.S. currencies, the investment performance of the Fund could be significantly affected by changes in foreign currency exchange rates. The value of the Fund's assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. Currency exchange rates can be volatile at times in response to supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation, and other political and economic conditions.

         The Fund may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options, and futures transactions for hedging or risk management purposes. (See "Derivative Instruments" below.)

WARRANTS

         A warrant is an instrument which gives the holder the right to subscribe to a specified amount of the issuer's securities at a set price for a specified period of time or on a specified date.

CONVERTIBLE SECURITIES

         A convertible security is a fixed income security or preferred stock that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both debt obligations and equity securities. Although to a lesser extent than with debt obligations generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock, and therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As debt obligations, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all debt obligations, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non- convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because the market value of securities will fluctuate.

         Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

DEBT OBLIGATIONS

         In General - Debt obligations in which the Fund may invest will be investment-grade debt obligations, although the Fund may invest up to 5% of its assets in non-investment-grade debt obligations. The market value of all debt obligations is affected by changes in the prevailing interest rates. The market value of such instruments generally reacts inversely to interest rate changes. If the prevailing interest rates decrease, the market value of debt obligations generally increases. If the prevailing interest rates increase, the market value of debt obligations generally decreases. In general, the longer the maturity of a debt obligation, the greater its sensitivity to changes in interest rates.

         Investment-grade debt obligations include 1) bonds or bank obligations rated in one of the four highest rating categories by any nationally recognized statistical rating organization ("NRSRO") (e.g., Moody's Investors Service, Inc. or Standard & Poor's Ratings Group ("Standard & Poor's")); 2) U.S. government securities (as described below); 3) commercial paper rated in one of the three highest ratings categories of any NRSRO; 4) short-term bank obligations that are rated in one of the three highest categories by any NRSRO, with respect to obligations maturing in one year or less; 5) repurchase agreements involving investment-grade debt obligations; or 6) unrated debt obligations which are determined by the Adviser or a Subadviser to be of comparable quality.

         All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by the Adviser or a Subadviser to consider what action, if any, the Fund should take consistent with its investment objective; such event will not automatically require the sale of the downgraded securities. Securities rated in the fourth highest category by an NRSRO, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. Non-investment-grade debt obligations include 1) securities rated as low as C by Standard & Poor's or its equivalents; 2) commercial paper rated as low as C by Standard & Poor's or its equivalents; or 3) unrated debt securities judged to be of comparable quality by the Adviser or a Subadviser.

         Repurchase Agreements - The Fund may engage in repurchase agreement transactions as long as the underlying securities are of the type that the Fund would be permitted to purchase directly. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Fund's holding period. The Fund will enter into repurchase agreements with respect to securities in which it may invest with member banks of the Federal Reserve System or certain non-bank dealers. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. The Adviser or a Subadviser, acting under the supervision of the Board of Trustees, reviews the creditworthiness of those banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate these risks. See "Repurchase Agreements" in the Statement of Additional Information.

         U.S. Government Securities - U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include, but are not limited to, obligations of the following:

- the Federal Housing Administration, Farmers Home Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;

- the Federal Home Loan Banks and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;

- the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and

- the Student Loan Marketing Association and the Federal Home Loan Mortgage Corporation, whose securities are supported only by the credit of such agencies.

         Although the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

DERIVATIVE INSTRUMENTS

         Derivative instruments may be used by the Fund for hedging or risk management purposes or for any other permissible purposes consistent with the Fund's investment objective. Derivative instruments are securities or agreements whose value is based on the value of some underlying asset, for example, securities, currencies, or reference indices. Options, futures, and options on futures transactions are considered derivative transactions. Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The seller of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified. In addition to options, futures, and options on futures transactions, derivative transactions may include short sales against the box, in which the Fund sells a security it owns for delivery at a future date. Derivative transactions may also include forward currency contracts and foreign currency exchange-related securities.

         Derivative transactions in which the Fund may engage include the writing of covered put and call options on securities and the purchase of put and call options thereon, the purchase of put and call options on securities indexes and exchange-traded options on currencies and the writing of put and call options on securities indexes. The Fund may enter into spread transactions and swap agreements. The Fund also may buy and sell financial futures contracts which may include interest-rate futures, futures on currency exchanges and stock and bond index futures contracts. The Fund may enter into any futures contracts and related options without limit for "bona fide hedging" purposes (as defined in Commodity Futures Trading Commission regulations) and for other permissible purposes, provided that aggregate initial margin and premiums on positions engaged in for purposes other than "bona fide hedging" will not exceed 5% of its net asset value, after taking into account unrealized profits and losses on such contracts. The Fund may also enter into forward currency contracts to purchase or sell foreign currencies.

         Derivative instruments may be exchange-traded or traded in OTC transactions between private parties. OTC transactions are subject to the credit risk of the counterparty to the instrument and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. When required by guidelines of the Securities and Exchange Commission ("SEC"), the Fund will set aside permissible liquid assets or securities positions that substantially correlate to the market movements of the derivatives transactions in a segregated account to secure its obligations under derivative transactions. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations. In order to maintain its required cover for a derivative transaction, the Fund may need to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position.

         The successful use of derivative transactions by the Fund is dependent upon a Subadviser's ability to correctly anticipate trends in the underlying asset. Hedging transactions are subject to risks; if a Subadviser incorrectly anticipates trends in the underlying asset, the Fund may be in a worse position than if no hedging had occurred. In addition, there may be imperfect correlation between the Fund's derivative transactions and the instruments being hedged.

SHORT SALES AGAINST THE BOX

         The Fund may also engage in short selling against the box as long as no more than 15% of the value of the Fund's net assets is in deposits on short sales against the box at any one time.

HARD ASSET SECURITIES

         The Fund may invest in equity securities of issuers which are directly or indirectly engaged to a significant extent in the exploration, development or distribution of one or more of the following: precious metals; ferrous and non-ferrous metals; gas, petroleum, petrochemical and/or other hydrocarbons; forest products; real estate and other basic non-agricultural commodities (collectively, "Hard Assets"). The production and marketing of Hard Assets may be affected by actions and changes in governments. In addition, Hard Asset securities may be cyclical in nature. During periods of economic or financial instability, the securities of some Hard Asset companies may be subject to broad price fluctuations, reflecting the volatility of energy and basic materials prices and the possible instability of supply of various Hard Assets. In addition, some Hard Asset companies may also be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others. Securities of Hard Asset companies may also experience greater price fluctuations than the relevant Hard Asset. In periods of rising Hard Asset prices, such securities may rise at a faster rate, and, conversely, in time of falling Hard Asset prices, such securities may suffer a greater price decline.

REAL ESTATE SECURITIES

         Although the Fund will not invest in real estate directly, it may invest in equity securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments and therefore, the Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

         REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of Internal Revenue Code, as amended (the "Code").

ILLIQUID SECURITIES

         The Fund may invest up to 15% of its net assets in securities that are illiquid, in that they cannot be expected to be sold within seven days at approximately the price at which they are valued. Due to the absence of an active trading market, the Fund may experience difficulty in valuing or disposing of illiquid securities. Each Subadviser will determine the liquidity of the Fund's securities, under the supervision of the Trust's trustees.

RESTRICTED SECURITIES, NON-PUBLICLY TRADED SECURITIES AND RULE 144A SECURITIES

         Each Portfolio may invest in restricted securities and Rule 144A securities. Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, these securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities are generally considered illiquid and, therefore, subject to the Fund's 15% limitation on illiquid securities.

         Non-publicly traded securities (including Rule 144A securities) may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. In particular, Rule 144A securities may be resold only to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. Unregistered securities may also be sold abroad pursuant to Regulation S under the 1933 Act. Companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Acting pursuant to guidelines established by the Trustees of the Trust, some restricted securities and Rule 144A securities may be considered liquid.


WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS


         The Fund may invest without limitation in securities purchased on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, these securities may be delivered and paid for at a future date, generally within 45 days. Purchasing when-issued or delayed-delivery securities allows the Fund to lock in a fixed price or yield on a security it intends to purchase. However, when the Fund purchases securities on such a basis, it immediately assumes the risk of ownership, including the risk of price fluctuation until the settlement date.

         The greater the Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of a Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment. Although the Fund may be able to sell these securities prior to the delivery date, it will purchase them for the purpose of actually acquiring the securities, unless after entering into the commitment a sale appears desirable for investment reasons. When required by SEC guidelines, the Fund will set aside permissible liquid assets in a segregated account to secure its outstanding commitments for these types of securities.


REVERSE REPURCHASE AGREEMENTS

         The Fund may also enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid high-grade debt securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act").

LENDING PORTFOLIO SECURITIES

         From time to time, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund can increase its income through the investment of such collateral. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

BORROWING MONEY

         As a fundamental policy, the Fund is permitted to borrow to the extent permitted under the 1940 Act. However, the Fund currently intends to borrow money only for temporary or emergency purposes (but not for leverage or the purchase of investments, except when entering into reverse repurchase agreements as described above), in an amount up to 33-1/3% of the value of the Fund's total assets (including the amount borrowed) valued at the time the borrowing is made.

NON-DIVERSIFIED STATUS

         The Fund is classified as non-diversified under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in securities of a single issuer. The Fund's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Code. To qualify, the Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (a) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. Being non-diversified means that the Fund may invest a greater proportion of its assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. To the extent that the Fund assumes large positions in the securities of a small number of issuers, its return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

PORTFOLIO TURNOVER

         The Fund will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever the Adviser or a Subadviser believes it to be in the best interests of the Fund. The Fund will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies.


         The Fund's portfolio turnover rate for the year ended December 31, 1997 was approximately 134%. Higher turnover rates will generally result in higher transaction costs to the Fund, as well as higher brokerage expenses and higher levels of capital gains. The portfolio turnover rates for the Fund may vary greatly from year to year and within a particular year.

MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

         The business and affairs of the Trust are managed under the direction of its Board of Trustees.

         The Board of Trustees sets and reviews policies regarding the operation of the Trust whereas the officers perform the daily functions of the Trust.

INVESTMENT MANAGEMENT OF THE FUND

         THE ADVISER - Under the terms of the Investment Advisory Agreement, Nationwide Advisory Services, Inc., Three Nationwide Plaza, Columbus, Ohio 43215, oversees the investment of the assets and, subject to the supervision of the Trustees, provides various administrative services and supervises the daily business affairs of the Fund.

         Subject to the supervision and direction of the Trustees, the Adviser also determines the allocation of assets among the Subadvisers and evaluates and monitors the performance of Subadvisers. The Adviser is also authorized to select and place portfolio investments on behalf of the Fund; however, the Adviser generally intends to limit its direct portfolio management to the investment of a portion of the Fund's assets in cash or money market instruments.

         The Adviser provides to the Fund investment management evaluation services principally by performing initial due diligence on prospective Subadvisers for the Fund and thereafter monitoring the performance of the Subadvisers through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the Subadvisers. The Adviser has responsibility for communicating performance expectations and evaluations to the Subadvisers and ultimately recommending to the Trust's Board of Trustees whether a Subadviser's contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of Subadvisers. The Adviser will regularly provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although the Adviser will monitor the performance of the Subadvisers, there is no certainty that any Subadviser or the Fund will obtain favorable results at any given time.


         The Adviser and the Trust have received from the Securities and Exchange Commisson an exemptive order for the multi-manager structure which allows the Adviser to hire, replace or terminate subadvisers for the Fund without the approval of shareholders; the order would also allow the Adviser to revise a subadvisory agreement without shareholder approval. If a new subadviser is hired, the change will be communicated to shareholders within 90 days of such change and all changes will be approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or Adviser. The order is intended to facilitate the efficient operation of the Fund and afford the Trust increased management flexibility.


         The Adviser, an Ohio corporation, is a wholly owned subsidiary of Nationwide Life Insurance Company, which is wholly owned by Nationwide Financial Services, Inc.(NFS). NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. The Fund pays to the Adviser a fee at the annual rate of 1.00% of the Fund's average daily net assets. The Adviser has voluntarily agreed to waive all or part of its fees in order to limit the Fund's total operating expenses to not more than 1.25% of the Fund's average daily net assets on an annual basis. These fee waivers are voluntary and may be terminated at any time.

         THE SUBADVISERS - Subject to the supervision of the Adviser and the Trustees, the Subadvisers each manage separate portions of the Fund's assets in accordance with the Fund's investment objective and policies. With regard to the portion of the Fund's assets allocated to it, each Subadviser shall make investment decisions for the Fund and in connection with such investment decisions shall place purchase and sell orders for securities. No Subadviser shall have any investment responsibility for any portion of the Fund's assets not allocated to it for investment management. For the investment management services they provide to the Fund, each Subadviser receives a fee from the Adviser at the annual rate of .60% of the average daily net assets of the portion of the Fund managed by that Subadviser.

         Below is a brief description of each of the subadvisers.


         THE DREYFUS CORPORATION. Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as one of the Fund's Subadvisers. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of March 31, 1998, Dreyfus managed or administered approximately $100 billion in assets for approximately 1.7 million investor accounts nationwide.

         Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc. AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed approximately $233 billion in assets as of December 31, 1997, including approximately $104 billion in proprietary mutual fund assets. As of December 31, 1997, various subsidiaries of Mellon provided non-investment services, such as custodial or administration services, for approximately $1.5 billion in assets including approximately $60 billion in mutual fund assets.


         The primary portfolio managers of the portion of the Fund's portfolio managed by Dreyfus are Paul Kandel and Hilary R. Woods. Paul Kandel serves as a Senior Sector Manager for the technology and telecommunications industries in the Small Capitalization Equity Group. Prior to joining Dreyfus in October 1994, Mr. Kandel was a manager at Ark Asset Management where he researched and recommended stocks and IPOs in the telecommunications, technology and selected media industries. From 1988 to 1992, he was an Assistant Vice President at Bankers Trust Company responsible for the telecommunications, electric utility, cellular and technology industries. Mr. Kandel is a member of the Software Analyst and Communication Technology Investment Analysts Splinter Groups. He earned his B.A. in Economics from Harvard College and his M.B.A. with a concentration in Finance from Columbia University Graduate School of Business.

         Ms. Woods serves as a Sector Manager for the capital goods industries in the Small Capitalization Equity Group. She has held this position and worked in the Dreyfus Equity Research Department since 1988. Ms. Woods joined Dreyfus in 1987 as a Senior Securities Analyst for value securities and the capital goods industries. Previously, Ms. Woods was with Neuberger & Berman for 6-1/2 years most recently as an Assistant Portfolio Manager and Analyst. Ms. Woods received a B.S. in History from Franklin & Marshall College and is a Chartered Financial Analyst (CFA) and a member of the Machinery Analysts of New York, Inc.


         NEUBERGER & BERMAN LLC. Neuberger & Berman also serves as a sub-adviser to the Fund. Neuberger & Berman and its predecessor firms have specialized in the management of no-load mutual funds since 1950.

         Neuberger & Berman and its affiliates manage securities accounts that had over $52 billion of assets as of December 31, 1997. Neuberger & Berman is a member firm of the NYSE and other principal exchanges and acts as the Fund's principal broker in the purchase and sale of their securities for that portion of the Fund's portfolio managed by Neuberger & Berman.

         Judith M. Vale, who has been a member of the Small Cap Group since 1992, and Robert D'Alelio, who has been a member of the Small Cap Group since 1996, are responsible for the day-to-day management of Nueberger & Berman's advisory activities for the Fund. Ms. Vale and Mr. D'Alelio also have primary responsibility for the day-to-day management of the Neuberger & Berman Genesis Portfolio. Ms. Vale was a portfolio manager for another investment management group from 1990 to 1992, and was a senior fund analyst at another prominent investment adviser from 1987 to 1990. Mr. D'Alelio was a senior portfolio manager for another investment management group from 1992 to 1996.

         STRONG CAPITAL MANAGEMENT, INC. Strong, which also serves as one of the Subadvisers for the Fund, began conducting business in 1974. Since then, its principal business has been providing continuous investment supervision for individuals and institutional accounts, such as pension funds and profit-sharing plans. Strong also acts as investment advisor for each of the mutual funds within the Strong Family of Funds. As of February 28, 1998, Strong had over $29 billion under management. Strong's principal mailing address is P.O. Box 2936, Milwaukee, Wisconsin 53201. Mr. Richard S. Strong is the controlling shareholder of Strong.

         Ronald C. Ognar is responsible for Strong's portfolio management activities for the Fund. Mr. Ognar, a Chartered Financial Analyst with more than 25 years of investment experience, joined Strong in April 1993 after two years as a principal and portfolio manager with RCM Capital Management. For approximately three years prior to that, he was a portfolio manager at Kemper Financial Services in Chicago. Mr. Ognar began his investment career in 1968 at LaSalle National Bank in Chicago after serving two years in the U.S. Army. He received his bachelor's degree in accounting from the University of Illinois in 1968. In addition to his portfolio management duties for the Fund, he also manages the Strong Growth Fund , Strong Growth Fund II and co-manages the Strong Total Return Fund, and the Strong Asset Allocation.

         PICTET INTERNATIONAL MANAGEMENT LIMITED AND VAN ECK ASSOCIATES CORPORATION. VEAC and PIML will together manage a portion of the Fund. VEAC is located at 99 Park Avenue, New York, New York 10016. PIML is located at Cutlers Gardens, 5 Devonshire Square, London, United Kingdom EC2M 4LD. PIML is primarily responsible for managing the portion of the Fund's assets allocated to the PIML and VEAC. PIML determines which securities are to be bought and sold. VEAC, however, makes recommendations to PIML regarding Hard Asset securities. VEAC will also make recommendations regarding the allocation among each of the Hard Asset sectors. PIML is not obligated to act on VEAC's recommendation's and the amount, if any, allocated to Hard Assets will be determined by PIML. VEAC will also assist PIML on issues regarding determining the liquidity of securities, portfolio diversification and matters involving United States federal securities and tax law as they apply to management of the Fund.


         PIML is an affiliate of Pictet & Cie ("Pictet"). Pictet was founded in 1805 and is the largest Private Swiss Bank as well as the leading specialist investment bank domiciled in Europe. Pictet has a worldwide network of offices employing over 200 investment professionals in Geneva, London, Zurich, Luxembourg, Hong Kong, Tokyo, Montreal and Nassau. PIML has access to all of Pictet's investment infrastructure. As of December 31, 1997, total assets under management by Pictet and its affiliates, including PIML, on behalf of all clients, was in excess of $52 billion.


         In performing its investment management duties, PIML assigns a team of managers led by a Chief Investment Officer. The primary portfolio managers for the Fund are listed below. This team also performs similar functions for the Van Eck Worldwide Insurance Trust, Worldwide Small Cap Fund and the Van Eck Funds Global Small Cap Fund.

         Nicholas Johnson is the Chief Investment Officer and Chief Investment Officer for the portion of the Fund managed by PIML. Mr. Johnson is responsible for all aspects of the investment process including global asset allocation. Prior to joining PIML in 1993, Mr. Johnson specialized in Japanese and Asian investments at Invesco MIM, where he had been head of international investment responsible for investment operations outside of North America.

         Jonathan Neill is a Senior Investment Manager for the portion of the Fund managed by PIML. Mr. Neill is jointly responsible for worldwide small companies and emerging markets. Prior to joining PIML in 1990, Mr. Neill worked for two years with Mercury Asset Management as an investment manager responsible for specialist international funds.

         Douglas Polunin is also a Senior Investment Manager for the portion of the Fund managed by PIML. Mr. Polunin joined PIML in 1989 and is jointly responsible for worldwide small companies and emerging markets. Prior to joining PIML, Mr. Polunin spent two and a half years with the Union Bank of Switzerland in London where he was in charge of the Discretionary Portfolio Management section. Before that, he spent four years as an equity analyst with UBS in Switzerland.

         Richard Yarlott is a Senior Investment Manager within the small companies and emerging markets team and for the portion of the Fund managed by PIML. His main responsibilities currently include asset allocation and securities analysis on an international basis. Prior to joining PIML in 1994, Mr. Yarlott worked for over ten years in banking, strategic consulting and private investment. In 1985 he joined JP Morgan where he worked in structured finance and merger and acquisition roles until 1990. He spent two years as a principal for a private investment company, and subsequently worked for Marakom Associates, a value-based consulting firm.

         For VEAC, Derek van Eck assists PIML regarding the Hard Asset sector. He is an Analyst and is Director of Global Investments and Executive Vice President of VEAC. Mr. van Eck is also an officer and portfolio manager of other mutual funds advised by VEAC, including Worldwide Hard Assets Fund.

         WARBURG, PINCUS ASSET MANAGEMENT, INC. The Fund also employs Warburg as a Subadviser to the Fund. Warburg is a professional investment counselling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of March 31, 1998, Warburg managed approximately $22 billion of assets including approximately $10.9 billion of investment company assets. Incorporated in 1970, Warburg is a wholly owned subsidiary of Warburg, Pincus Counsellors G.P. ("Warburg G.P."), a New York general partnership which itself is controlled by Warburg, Pincus & Co. ("W P & Co."), also a New York general partnership. Lionel I.Pincus, the managing partner of W P & Co., may be deemed to control, both W P & Co. and Warburg. Warburg G.P. has no business other than being a holding company of Warburg and its subsidiaries. Warburg's address is 466 Lexington Avenue, New York, New York 10017-3147.

         The portfolio managers for Warburg's portion of the Fund are Elizabeth
B. Dater and Stephen J. Lurito. Ms. Dater and Mr. Lurito are also co-portfolio managers of Warburg, Pincus Emerging Growth Fund and Warburg, Pincus Small Company Growth Portfolio, a portfolio of Warburg, Pincus Trust. Ms. Dater is a managing director of EMW and has been a portfolio manager of Warburg since 1978. Mr. Lurito is a managing director of EMW and has been with Warburg since 1987, before which time he was a research analyst at Sanford C. Bernstein & Company, Inc.

OTHER SERVICES


         The Transfer and Dividend Disbursing Agent, Nationwide Investors Services, Inc., ("NIS"), Three Nationwide Plaza, Columbus, Ohio 43215, serves as transfer agent and dividend disbursing agent for the Trust. NIS is a wholly owned subsidiary of NAS. For these services, NIS receives a fee, calculated daily and paid monthly, at an annual rate of .01% of the Fund's average daily net asets.


INVESTMENT IN FUND SHARES

         An insurance company purchases the shares of the Fund at the Fund's net asset value using purchase payments received on Contracts issued by Accounts. These Accounts are funded by shares of the Fund. There is no sales charge.
All shares are sold at net asset value.

         Shares of the Funds may be sold to the Accounts to fund the benefits of Contracts issued by Nationwide Life Insurance and Nationwide Life and Annuity Insurance Companies, as well as to Funds of Funds created by Nationwide Advisory Services, Inc., the Fund's investment advisor.

         All investments in the Fund are credited to the Accounts in the form of full and fractional shares of the Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates. Initial and subsequent purchase payments allocated to the Fund are subject to the limits applicable to the policies.

SHARE REDEMPTION

         An Account redeems shares to make benefit or surrender payments under the terms of its Contracts. Redemptions are processed on any day on which the Trust is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust's transfer agent, NIS.

         The net asset value per share of the Fund is determined once daily, as of the close of regular trading on the New York Stock Exchange (generally 4:00 P.M. Eastern Time), on each business day the New York Stock Exchange is open and on such other days as the Board determines and on any other day during which there is a sufficient degree of trading in the Fund's portfolio securities that the net asset value of the Fund is materially affected by changes in the value of portfolio securities. The Trust will not compute net asset value on customary national business holidays, including the following: Christmas, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, and Thanksgiving. The net asset value per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding.


         In determining net asset value, portfolio securities listed on national exchanges are valued at the last sales price on the principal exchange, or if there is no sale on that day, the securities are valued at the prior day's closing price as provided by an independent pricing organization. Securities traded in the over-the-counter market are valued at the last quoted sales price, or if there is no sale on that day, the quoted bid price as provided by an independent pricing organization. Other portfolio securities are valued at the quoted prices obtained from an independent pricing organization which employs a combination of methods, including among others, the obtaining and comparison of market valuations from dealers who make markets and deal in such securities and the comparison of valuations with those other comparable securities in a matrix of such securities. The pricing service activities and results are reviewed by an officer of the Trust. Securities for which market quotations are not readily available, or for which an independent pricing organization does not provide a value or provides a value that does not represent fair market value in the judgement of the Adviser, are valued at fair value in accordance with procedures adopted by the Board of Trustees. Expenses and fees are accrued daily.


         The Trust may suspend the right of redemption only under the following unusual circumstances:

         o when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

         o when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

         o during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of shareholders.

NET INCOME AND DISTRIBUTIONS


         Substantially all of the net investment income, if any, of the Funds will be distributed to shareholders quarterly in the form of additional shares of the Fund. In those years in which sales of the Fund's portfolio securities result in net realized capital gains, these gains will be declared and cause to be paid to shareholders in December.

ADDITIONAL INFORMATION

         DESCRIPTION OF SHARES - The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund and to divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share of the Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue shares for a number of different Funds and currently has authorized 15 separate funds. The shares of each Fund would participate equally in the earnings, dividends, and assets of that particular Fund. Upon liquidation of a Fund, its shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.


         VOTING RIGHTS - Shareholders are entitled to one vote for each share held. Shareholders may vote in the election or removal of Trustees and on other matters submitted to meetings of shareholders. Generally, amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust. The Trustees may, however, amend the Declaration of Trust without the vote or consent of shareholders to:

         o    designate series of the Trust;

         o    change the name of the Trust; or

         o supply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Declaration of Trust to the requirements of applicable federal and state laws or regulations if they deem it necessary.


         Shares have no pre-emptive or conversion rights. Shares, when issued, are fully paid and nonassessable, except as set forth below. In regard to termination, sale of assets, or changes of fundamental investment restrictions, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. However, shares of all Funds would vote together, and not by Fund, in the election of Trustees. If an issue must be approved by a majority as defined by the 1940 Act a "majority of the outstanding voting securities" means the lesser of (i) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. For the election of Trustees, only a plurality is required.


         SHAREHOLDER INQUIRIES - All inquiries regarding the Fund should be directed to the Trust at the telephone number or address shown on the cover page of this Prospectus.

ADVERTISING PERFORMANCE FOR THE FUND

         The Fund may use historical performance in advertisements, sales literature, and the prospectus. Such figures will include quotations of average annual total return for the most recent one, five, and ten year periods (or the life of the Fund if less). Average annual total return represents the rate required each year for an initial investment to equal the redeemable value at the end of the specific period. Average annual total return reflects reinvestment of all distributions.

TAX STATUS

         The Fund intends to qualify as a regulated investment company and to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, and therefore must distribute substantially all its taxable net investment income and capital gains to shareholders annually. In general, if a fund distributes all of its net investment income, it is not required to pay any Federal income taxes.

         Because each Fund of the Trust is treated as a separate entity for purposes of the regulated investment company provisions of the Code, the assets, income, and distributions of the Fund are considered separately from those of other funds of the Trust for purposes of determining whether or not the Fund qualifies as a regulated investment company. The Fund intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of the Contracts. See the Statement of Additional Information for more specific information.

         Dividends and interest received by the Fund may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. Contract holders will bear the cost of foreign tax withholding in the form of increased expenses to the Fund, but generally will not be able to claim a foreign tax credit or deduction for foreign taxes paid by the Fund by reason of the tax-deferred status of the Contracts.

         The tax treatment of payments made by an Account to a Contractholder is described in the separate account prospectus.

CONTENTS                                                             PAGE
--------                                                             ----
Summary of Fund Expenses                                               2

Financial Highlights                                                   3

Sale of Fund Shares                                                    4

Investment Objective and Policies                                      4

Management of the Fund                                                 4

Management  Discussion of Fund Performance                             5

Investment Techniques, Considerations and Risk Factors                 6

Management of the Trust                                               13

Investment in Fund Shares                                             16

Share Redemption                                                      16

Net Income and Distributions                                          17

Additional Information                                                17

Advertising Performance for the Fund                                  18

Tax Status                                                            18

INVESTMENT ADVISER
Nationwide Advisory Services, Inc.
Three Nationwide Plaza
Columbus, Ohio 43215

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Nationwide Investors Services, Inc.
P.O. Box 1492
Three Nationwide Plaza
Columbus, Ohio 43216

INDEPENDENT AUDITORS
Coopers & Lybrand L.L.P.
100 East Broad Street
Columbus, Ohio 43215


LEGAL COUNSEL
Druen, Dietrich, Reynolds & Koogler
One Nationwide Plaza
Columbus, Ohio 43215

PROSPECTUS
MAY 1, 1998


                          SHARES OF BENEFICIAL INTEREST
                             NATIONWIDE INCOME FUND
                        NATIONWIDE SEPARATE ACCOUNT TRUST
                             THREE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215

                         FOR INFORMATION AND ASSISTANCE,
                         CALL TOLL FREE 1(800) 848-6331

Nationwide Income Fund is a diversified portfolio of the Nationwide Separate Account Trust (the "Trust"). The Trust is an open-end management investment company organized under the laws of Massachusetts, by a Declaration of Trust, dated June 30, 1981, as subsequently amended. The Trust currently offers shares in fifteen separate mutual funds, each with its own investment objective. This Prospectus relates only to only one of those funds, Nationwide Income Fund (the "Fund"). The shares of the Fund are sold to other open-end investment companies created by Nationwide Advisory Services, Inc., the Fund's investment adviser, as well as to life insurance company separate accounts to fund the benefits of variable life insurance policies and annuity contracts. Nationwide Advisory Service, Inc. may from time to time use one or more subadvisers to manage the Fund's portfolio as part of a multi-manager structure (See "Investment Management of the Fund").


The Fund seeks to provide as high a level of income as is consistent with reasonable concern for safety of principal. The Fund intends to pursue its investment objective by investing in investment grade corporate and U.S. Government debt obligations.


This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information dated May 1, 1998, has been filed with the Securities and Exchange Commission. You can obtain a copy without charge by calling toll free 1 (800) 848-6331, or writing Nationwide Life Insurance Company, One Nationwide Plaza, Columbus, Ohio 43215.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE STATEMENT OF ADDITIONAL INFORMATION FOR THE TRUST, DATED MAY 1, 1998, IS INCORPORATED BY REFERENCE.

SALE OF FUND SHARES

Shares of the Fund are sold to life insurance company separate accounts (the "Accounts") to fund the benefits of variable life insurance policies or annuity contracts ("Contracts") issued by life insurance companies, as well as to other open-end investment companies (each , a "Fund of Funds") created by Nationwide Advisory Services, Inc. (the "Adviser"), the Fund's investment adviser. The Accounts purchase shares of the Fund in accordance with variable account allocation instructions received from owners of the Contracts. The Fund then uses the proceeds to buy securities for its portfolio. Each Fund of Funds and Accounts, as a shareholder, has an ownership in the Fund's investments. The Fund also offers to buy back (redeem) shares of the Fund from the Fund of Funds or the Accounts at any time at net asset value.

The Adviser, together with a group of subadvisers, manages the portfolio from day to day to accomplish the Fund's investment objective. The types of investments and the way they are managed depend on what is happening in the economy and the financial marketplaces.

SUMMARY OF EXPENSES

Shareholder Transaction Expenses                                      None

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees                                                       0.45%
Other Expenses (after voluntary fee reductions)                       0.30%
                                                                  ---------
Total Fund Operating Expenses (after voluntary fee reductions)        0.75%
                                                                  =========

This summary is provided to assist investors in understanding the various costs and expenses that an investor in the fund will bear directly or indirectly.


Other Expenses is based on estimated amounts for the fiscal year ending December 31, 1998. The Advisor has agreed to reimburse the Fund total expenses in excess of 0.75% for the fiscal year ending December 31, 1998.


Example: You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:

                       1 year           3 years
                       ------           -------
                        $8               $24

THE EXAMPLE SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

For more information on Fund expenses, see "Management of the Trust".

INVESTMENT OBJECTIVE AND POLICIES

Nationwide Income Fund seeks to provide as high a level of income as is consistent with reasonable concern for safety of principal. The Fund intends to pursue its investment objective by investing at least 65% of its assets, under normal market conditions, in investment grade corporate and U.S. Government debt obligations. Under normal market conditions, the Fund may invest up to 35% of its assets in cash or cash equivalents, commercial paper and certain other money market instruments, as well as repurchase agreements collateralized by these types of securities (collectively, "short-term money market obligations"). For a further discussion of the types of debt obligations in which the Fund may invest, see "INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS" below.

In addition, for temporary or emergency purposes, the Fund can invest up to 100% of total assets in short-term money market obligations.

While there is careful selection and constant supervision by a group of professional investment managers, there can be no guarantee that the Fund's objective will be achieved. The investment objective of the Fund is not fundamental and shareholder approval is not required to change the Fund's investment objective.

MANAGEMENT OF THE FUND

The Adviser has employed two subadvisers (each, a "Subadviser") each of which will manage part of the Fund's portfolio. Although the Adviser reserves the right to allocate and reallocate the assets among the Subadvisers at any time, it is anticipated that each of the Subadvisers will receive a substantially equal proportion of the assets that are invested in the Fund and will generally retain management of such assets and any capital appreciation attributable to them.

The Adviser has chosen the Subadvisers because they approach investing in debt obligations in different ways. The Adviser has decided to employ a number of Subadvisers because even successful investment managers may experience fluctuations in performance which may be caused by factors or conditions that affect the particular securities emphasized by that Subadviser or that may impact its particular investment style. As a result of the diversification among securities and styles, the Adviser expects to increase prospects for investment return and to reduce market risk and volatility.

The following is a brief description of the investment strategies for each of the Subadvisers:

NCM CAPITAL MANAGEMENT GROUP, INC. ("NCM Capital") manages fixed income securities by selecting a diversified portfolio of investment grade issues in which overall credit risk is minimized. NCM Capital established the average maturity and duration of a portfolio based on the intermediate and longer-term outlook of interest rates, the economy and the financial markets. No attempt is made to manage portfolios based on daily or short-term fluctuations in interest rates or economic statistics.

Subsequent to establishing the average maturity and duration of a portfolio, NCM Capital determines which sectors of the fixed income market offer the most attractive potential returns. Over a market cycle, individual sectors are either emphasized or de-emphasized based on their relative value after analyzing the current and prospective developments in the economy and the financial markets. After determining the sector to be emphasized or de-emphasized, NCM Capital selects the specific issues which offer the greatest potential returns over a selected time horizon.

SMITH GRAHAM & CO. ASSET MANAGERS, L.P. ("Smith Graham") Smith Graham's investment process centers around maximizing stable cash flows across the yield curve. Cash flows in this context consist of coupon income on fixed income securities, prepayments from mortgage securities and the reinvestment of income and prepayments. Smith Graham begins by analyzing the characteristics that determine performance and then utilizes proprietary software models to identify the least expensive segments of the yield curve. Incremental performance is also obtained by investing in undervalued sectors and undervalued securities.

INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS


DEBT OBLIGATIONS - Debt obligations in which the Fund may invest generally will be investment grade debt obligations, although the Fund may invest up to 35% of its assets in high-quality short-term money market obligations. The Fund's risk and return potential depends in part on the maturity and credit-quality characteristics of the underlying investments in its portfolio. In general, the longer the maturity of a debt obligation, the greater its sensitivity to changes in interest rates. Similarly, debt obligations issued by less creditworthy entities tend to carry higher yields than those with higher credit ratings. The market value of all debt obligations is also affected by changes in the prevailing interest rates. Therefore, the market value of such instruments generally reacts inversely to interest rate changes. If the prevailing interest rates decrease, the market value of debt obligations generally increases. If the prevailing interest rates increase, the market value of debt obligations generally decreases. Although the fluctuation in the price of bonds is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of bonds in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short and intermediate term securities (which tend to be less volatile in price) into longer term securities (which tend to be more volatile in price).


Debt obligations in which the Fund may invest include: 1) bonds or bank obligations rated in one of the four highest rating categories by any nationally recognized statistical rating organization ("NRSRO") (e.g., Moody's Investors Service, Inc. or Standard & Poor's Ratings Group); 2) U.S. government securities (as described below); 3) commercial paper rated in one of the two highest ratings categories of any NRSRO; 4) short-term bank obligations that are rated in one of the two highest categories by any NRSRO, with respect to obligations maturing in one year or less; 5) repurchase agreements relating to debt obligations which the Fund could purchase directly; or 6) unrated debt obligations which are determined by the Adviser or a Subadviser to be of comparable quality.

Medium-quality obligations are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than that of higher-rated issuers.

All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by the Adviser or a Subadviser to consider what action, if any, the Fund should take consistent with its investment objective; such event will not automatically require the sale of the downgraded securities.

U.S. GOVERNMENT SECURITIES - U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include, but are not limited to, obligations of the following:

- the Federal Housing Administration, Farmers Home Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;
- the Federal Home Loan Banks and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
- the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and
- the Student Loan Marketing Association and the Federal Home Loan Mortgage Corporation, whose securities are supported only by the credit of such agencies.

Although the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

MORTGAGE- AND ASSET-BACKED SECURITIES - The Fund may purchase both mortgage- and asset-backed securities. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities.

The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is lower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities.

The Fund may invest in stripped mortgage- or asset-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage- and asset-backed securities, and in some cases the market value may be extremely volatile. With respect to certain stripped securities, such as interest-only ("IO") and principal-only ("PO") classes, a rate of prepayment that is faster or slower than anticipated may result in the Fund failing to recover all or a portion of its investment, even though the securities are rated investment grade.

REPURCHASE AGREEMENTS - The Fund may engage in repurchase agreement transactions as long as the underlying securities are of the type that the Fund would be permitted to purchase directly. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Fund's holding period. The Fund will enter into repurchase agreements with respect to securities in which it may invest with member banks of the Federal Reserve System or certain non-bank dealers. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. The Adviser or a Subadviser, acting under the supervision of the Board of Trustees, reviews the creditworthiness of those banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate these risks. See "Repurchase Agreements" in the Statement of Additional Information.

BANK OBLIGATIONS - The Fund may invest in bank obligations, such as certificates of deposit, banker's acceptances, and time deposits of domestic or foreign banks and their subsidiaries and branches (only if the time deposits are denominated in U.S. dollars), and domestic savings and loan associations. While these bank obligations will be issued by institutions whose accounts are insured by the Federal Deposit Insurance Corporation ("FDIC"), the Fund may invest in the obligations in amounts in excess of the FDIC insurance coverage (currently $100,000 per account).


WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES - The Fund may invest without limitation in securities purchased on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, these securities may be delivered and paid for at a future date, generally within 45 days (for mortgage-backed securities, the delivery date may extend to as long as 120 days). Purchasing when-issued or delayed-delivery securities allows the Fund to lock in a fixed price or yield on a security it intends to purchase. However, when the Fund purchases securities on such a basis, it immediately assumes the risk of ownership, including the risk of price fluctuation until the settlement date.

The greater the Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of a Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment. Although the Fund may be able to sell these securities prior to the delivery date, it will purchase them for the purpose of actually acquiring the securities, unless after entering into the commitment a sale appears desirable for investment reasons. When required by guidelines issued by the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to secure its outstanding commitments for these types of securities.


LENDING PORTFOLIO SECURITIES - From time to time, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund can increase its income through the investment of such collateral. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

BORROWING MONEY - The Fund may borrow money from banks limited by any investment restrictions to 33-1/3% of its total assets. However, the Fund currently intends to borrow money only for temporary or emergency purposes (but not for leverage or the purchase of investments), in an amount up to 5% of the value of the Fund's total assets (including the amount borrowed) valued at the time the borrowing is made.

PORTFOLIO TURNOVER

The Fund will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever the Adviser or a Subadviser believes it to be in the best interests of the Fund. The Fund will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies.

The portfolio turnover rate for the Fund is not expected to exceed 150%. Higher turnover rates will generally result in higher transaction costs to the Fund, as well as higher brokerage expenses and higher levels of capital gains. The portfolio turnover rates for the Fund may vary greatly from year to year and within a particular year.

MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Board of Trustees sets and reviews policies regarding the operation of the Trust, whereas the officers perform the daily functions of the Trust.

INVESTMENT MANAGEMENT OF THE FUND

THE ADVISER - Under the terms of the Investment Advisory Agreement, Nationwide Advisory Services, Inc., Three Nationwide Plaza, Columbus, Ohio 43215, oversees the investment of the assets for the Fund and supervises the daily business affairs of the Fund. Subject to the supervision and direction of the Trustees, the Adviser also determines the allocation of assets among the Subadvisers and evaluates and monitors the performance of Subadvisers. The Adviser is also authorized to select and place portfolio investments on behalf of the Fund; however, the Adviser does not intend to do so at this time.

The Adviser and the Trust have received from the Securities and Exchange Commission an exemptive order for the multi-manager structure which allows the Adviser to hire, replace or terminate subadvisers without the approval of shareholders; the order also allows the Adviser to revise a subadvisory agreement without shareholder approval. If a new subadviser is hired, the change will be communicated to shareholders within 90 days of such change, and all changes will be approved by the Trust's Board of Trustees, including a majority of the Trustees who are interested persons of the Trust or the Adviser. The order is intended to facilitate the efficient operation of the Fund and afford the Trust increased management flexibility.

The Adviser provides to the Fund investment management evaluation services principally by performing initial due diligence on prospective Subadvisers for the Fund and thereafter monitoring the performance of the Subadvisers through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the Subadvisers. The Adviser has responsibility for communicating performance expectations and evaluations to the Subadvisers and ultimately recommending to the Trust's Board of Trustees whether a Subadviser's contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of Subadvisers. The Adviser will regularly provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although the Adviser will monitor the performance of the Subadvisers, there is no certainty that any Subadviser or the Fund will obtain favorable results at any given time.

The Adviser, an Ohio corporation, is a wholly owned subsidiary of Nationwide Life Insurance Company, which is owned by Nationwide Financial Services, Inc.
(NFS). NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all the outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. The Fund pays to the Adviser a fee at the annual rate of 0.45% of the Fund's average daily net assets.

THE SUBADVISERS - Subject to the supervision of the Adviser and the Trustees, the Subadvisers each manage separate portions of the Fund's assets in accordance with the Fund's investment objective and policies. With regard to the portion of the Fund's assets allocated to it, each Subadviser makes investment decisions for the Fund and in connection with such investment decisions places purchase and sell orders for securities. No Subadviser shall have any investment responsibility for any portion of the Fund's assets not allocated to it for investment management. For the investment management services they provide to the Fund, each Subadviser receives an annual fee from the Adviser based on the average daily net assets of the portion of the Fund managed by that Subadviser as specified below:

         Subadvisory Fees                          Average Daily Net Assets
         ----------------                          ------------------------
              0.25%                               on the first $100 million
              0.15%                              on assets in excess of $100
                                                            million

The fees for each of the Subadvisers are subject to the following annual minimum fees: $15,000 for NCM Capital and $25,000 for Smith Graham.

Below is a brief description of each of the subadvisers.

NCM Capital Management Group, Inc. NCM Capital was founded in 1986 and serves as one of the Fund's Subadvisers. As of December 31, 1997, NCM Capital had approximately $4.2 billion in assets under management.


NCM Capital's Chairman of the Board, President and Chief Executive Officer is Maceo K. Sloan. Other directors are Justin F. Beckett, Executive Vice President; Peter J. Anderson, Chairman and Chief Investment Officer of American Express Asset Management Group Inc.; and Morris Goodwin, Jr., Vice President, Corporate Treasurer, American Express Financial Advisers Inc.

NCM Capital is a wholly-owned subsidiary of Sloan Financial Group, Inc. Both NCM Capital and Sloan Financial Group, Inc. are located at 103 West Main Street, 4th Floor, Durham, North Carolina 27701. Sloan Financial Group, Inc. is a corporation of which Maceo K. Sloan, CFA, Chairman, President and Chief Executive Officer of NCM Capital, owns 43%; Justin F. Beckett, Executive Vice President and director of NCM Capital, owns 17%; and IDS Financial Services Inc., a wholly-owned subsidiary of American Express Company owns 40% as of December 31, 1997.

The primary portfolio manager of the portion of the Funds' portfolio managed by NCM Capital is Paul L. Van Kampen, CFA. Mr. Van Kampen joined NCM Capital as Senior Vice President and the Director of Fixed Income Research. Prior to joining NCM Capital, he was an Executive Director of Aon Advisors, Inc. Mr. Van Kampen has both an M.A. and B.S. from the University of Alabama and has over 28 years of investment experience.


Smith Graham & Co. Asset Managers, L.P. Smith Graham also serves as a subadviser to the Fund. Its corporate offices are located at 6900 Texas Commerce Tower, 600 Travis Street, Houston, Texas 77002-3007. Smith Graham serves as an investment adviser to a variety of corporate, foundation, public, Taft Hartley and mutual fund clients. The firm provides global and international money management through its affiliate Smith Graham Robeco Global Advisers. As of December 31, 1997, Smith Graham managed approximately $2 billion of assets.


Smith Graham is 60% owned by its Managing General Partner, Smith Graham & Co., Inc., while 40% of the firm is owned by the Dutch based Robeco Group. Smith Graham & Co., Inc. is wholly owned by Gerald B. Smith, Ladell Graham and Jamie
G. House.

The management group of Smith Graham consists of Gerald B. Smith, Chairman and Chief Executive Officer; Ladell Graham, President and Chief Investment Officer; Jamie G. House, Executive Vice President and Chief Financial Officer; and Gilbert A. Garcia, Executive Vice President and Director of Marketing.

The primary portfolio manager of the portion of the Fund's portfolio managed by Smith Graham is Mark Delaney. Mr. Delaney joined Smith Graham in November 1994 and currently serves as a Portfolio Manager. From July 1988 to November 1994, he was a Senior Portfolio Manager for

Transamerica Fund Management. Mr. Delaney has over 15 years of experience in fixed income investing.

OTHER SERVICES


Under the terms of an Administrative Services Agreement, the Adviser also provides various administrative and accounting services to the Fund, including daily valuation of the Fund's shares, preparation of financial statements, taxes, and regulatory reports. For these services the Fund pays to the Adviser a fee at the annual rate of 0.07% of the Fund's average daily net assets up to $250 million in assets, 0.05% on the next $750 million and 0.04% on assets of $1 billion and more.


The Transfer and Dividend Disbursing Agent, Nationwide Investors Services, Inc., ("NIS"), Three Nationwide Plaza, Columbus, Ohio 43215, serves as transfer agent and dividend disbursing agent for the Trust. NIS is a wholly owned subsidiary of the Adviser. For these services, the Fund pays NIS a fee at the annual rate of
 .01% of the Fund's average daily net assets.


In addition to paying for the advisory, fund administration and transfer agency services described above, the Fund pays its own expenses including services provided by its custodian, the Trust's independent accountants and legal counsel, charges and expenses of dividend and capital gain distributions, a portion of the compensation paid to the Trust's Trustees who are not "interested persons" of the Adviser and of the expenses of Trustees' meetings, brokerage commissions and other expenses related to securities transactions, taxes, insurance and bonding premiums, association membership dues, and expenses relating to shareholders' meetings and to the printing and distributing of prospectuses to current shareholders.


INVESTMENT IN FUND SHARES

An insurance company may purchase the shares of the Fund at the Fund's net asset value using purchase payments received on Contracts issued by Accounts. These Accounts are funded by shares of the Fund. Funds of Funds may also purchase shares of the Fund for their portfolios. There is no sales charge. All shares are sold at net asset value.

Shares of the Fund are currently sold only to separate accounts of Nationwide Life Insurance Company and its wholly owned subsidiary Nationwide Life and Annuity Insurance Company to fund the benefits under the Contracts and to affiliated Fund of Funds. The address for each of these entities is One Nationwide Plaza, Columbus, Ohio 43216.

All investments in the Fund are credited to the Accounts in the form of full and fractional shares of the Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates. Initial and subsequent purchase payments allocated to the Fund are subject to the limits applicable to the Contracts.

SHARE REDEMPTION

Redemptions are processed on any day on which the Trust is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust's transfer agent, NIS.

The net asset value per share of the Fund is determined as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time), each day the exchange is open and on such other days as the Board of Trustees determines and on any other day during which there is a sufficient degree of trading in the Fund's portfolio securities that the net asset value of the Fund is materially affected by changes in the value of portfolio securities. The Fund does not compute net asset value on customary national business holidays, including the following: Christmas, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, and Thanksgiving Day. The net asset value per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding.


In determining net asset value, portfolio securities listed on national exchanges are valued at the last quoted sale price on the principal exchange, or if there is no sale on that day, the securities are valued at the prior day's closing price as provided by an independent pricing organization. Securities traded in the over-the-counter market are valued at the last quoted sale price, or if there is no sale on that day the quoted bid price as provided by an independent pricing organization.. Other portfolio securities are valued at the quoted prices obtained from an independent pricing organization which employs a combination of methods, including among others, the obtaining and comparison of market valuations from dealers who make markets and deal in such securities and the comparison of valuations with those of other comparable securities in a matrix of such securities. The pricing service activities and results are reviewed by an officer of the Trust. Securities for which market quotations are not readily available, or for which an independent pricing organization does not provide a value or provides a value that does not represent fair value in the judgement of the Adviser are valued at fair value in accordance with procedures adopted by the Board of Trustees. Expenses and fees are accrued daily.


The Trust may suspend the right of redemption only under the following unusual circumstances:

o when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

o when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

o during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of shareholders.

NET INCOME AND DISTRIBUTIONS


Substantially all of the net investment income, if any, of the Funds will be paid as dividends quarterly in the form of additional shares of the Fund. In those years in which sales of the Fund's portfolio securities result in net realized capital gains, these gains will be declared and cause to be paid to shareholders in December.

ADDITIONAL INFORMATION

DESCRIPTION OF SHARES - The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund and to divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share of the Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue shares from a number of different Funds and currently has authorized 15 separate funds. The shares of each Fund participate equally in the earnings, dividends, and assets of that particular Fund. Upon liquidation of a Fund, its shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.


VOTING RIGHTS - Shareholders are entitled to one vote for each share held. Shareholders may vote in the election or removal of Trustees and on other matters submitted to meetings of shareholders. Generally, amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust. The Trustees may, however, amend the Declaration of Trust without the vote or consent of shareholders to:

o        designate series of the Trust;

o        change the name of the Trust; or

o supply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Declaration of Trust to the requirements of applicable federal and state laws or regulations if they deem it necessary.


Shares have no pre-emptive or conversion rights. Shares, when issued, are fully paid and nonassessable, except as set forth below. In regard to termination, sale of assets, or changes of fundamental investment restrictions, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. However, shares of all Funds would vote together, and not by fund, in the election of Trustees. If an issue must be approved by a majority as defined by the 1940 Act, a "majority of outstanding voting securities" means the lesser of (I) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. For the election of Trustees only a plurality is required.

SHAREHOLDER INQUIRIES - All inquiries regarding the Fund should be directed to the Trust at the telephone number or address shown on the cover page of this Prospectus.

PERFORMANCE ADVERTISING FOR THE FUND

The Fund may use historical performance in advertisements, sales literature, and the prospectus. Such figures will include quotations of average annual total return for the most recent one, five, and ten year periods (or the life of the Fund if less). Average annual total return represents the rate required each year for an initial investment to equal the redeemable value at the end of the specific period. Average annual total return reflects reinvestment of all distributions.


The Fund may also advertise its SEC yield. The SEC yield is based on a 30-day period. This yield takes into account the yields to maturity on all debt instruments and all dividends accrued on equity securities since equity securities do not have maturity dates. The SEC yield is computed by dividing the net investment income per share earned during the 30-day period by the maximum offering price per share on the last day of the period.


TAX STATUS

The Trust's policy is to qualify as a regulated investment company and to meet the requirements of Subchapter M of the Internal Revenue Code (the "Code"). The Fund intends to distribute all, or substantially all, its taxable net income and capital gains to shareholders, and therefore, will not be required to pay any federal income taxes.

Because the Fund is treated as a separate entity for purposes of the regulated investment company provisions of the Code, the assets, income, and distributions of the Fund are considered separately from those of other funds of the Trust for purposes of determining whether or not the Fund qualifies as a regulated investment company. The Fund intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of the Contracts. See the Statement of Additional Information for more specific information.

  The tax treatment of payments made by an Account to a Contractholder is described in the separate account prospectus.

CONTENTS                                                                PAGE

Sale of Fund Shares                                                       2

Summary of Expenses                                                       2

Investment Objective and Policies                                         3

Investment Techniques, Considerations and Risk Factors                    4

Management of the Trust                                                   8

Investment in Fund Shares                                                11

Share Redemption                                                         12

Net Income and Distributions                                             13

Additional Information                                                   13

Performance Advertising for the Fund                                     14

Tax Status                                                               14

INVESTMENT ADVISER AND ADMINISTRATOR
Nationwide Advisory Services, Inc.
Three Nationwide Plaza
Columbus, Ohio 43215

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Nationwide Investors Services, Inc.
P.O. Box 1492
Three Nationwide Plaza
Columbus, Ohio 43215

AUDITORS
Coopers & Lybrand L.L.P.
100 East Broad Street
Columbus, Ohio 43215

LEGAL COUNSEL
Druen, Dietrich, Reynolds & Koogler
One Nationwide Plaza
Columbus, Ohio 43215

PROSPECTUS
MAY 1, 1998

                        SHARES OF BENEFICIAL INTEREST OF
                     NATIONWIDE SELECT ADVISERS MID CAP FUND
                                  ONE SERIES OF
                        NATIONWIDE SEPARATE ACCOUNT TRUST
                             THREE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215

                         FOR INFORMATION AND ASSISTANCE,
                          CALL TOLL FREE 1-800-848-6331

Nationwide Select Advisers Mid Cap Fund is a diversified portfolio of the Nationwide Separate Account Trust (the "Trust"). The Trust is an open-end management investment company organized under the laws of Massachusetts, by declaration of Trust, dated June 30, 1981, as subsequently amended. The Trust currently offers shares in 15 separate mutual funds, each with its own investment objective. This Prospectus relates only to one of those funds, Nationwide Select Advisers Mid Cap Fund (the "Fund"). The shares of the Fund are sold to other open-end investment companies created by Nationwide Advisory Services, Inc., the Fund's investment adviser, as well as to life insurance company separate accounts to fund the benefits of variable life insurance policies and annuity contracts. Nationwide Advisory Services, Inc. may from time to time use one or more subadvisers to manage the Fund's portfolios as a part of a multi-manager structure (see "Investment Management of the Fund").



The Fund has as its investment objective capital appreciation. The Fund intends to pursue its investment objective by investing primarily in equity securities of medium-sized companies (market capitalization between $500 million and $7 billion).


This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information dated May 1, 1998, has been filed with the Securities and Exchange Commission. You can obtain a copy without charge by calling 1-800-848-6331, or writing Nationwide Life Insurance Company, One Nationwide Plaza, Columbus, Ohio 43215.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE STATEMENT OF ADDITIONAL INFORMATION FOR THE FUND, DATED MAY 1, 1998, IS INCORPORATED HEREIN BY REFERENCE.

SALE OF FUND SHARES

Shares of the Fund are sold to life insurance company separate accounts (the "Accounts") to fund the benefits of variable life insurance policies or annuity contracts ("Contracts") issued by life insurance companies, as well as to other open-end investment companies (each, a "Fund of Funds") created by Nationwide Advisory Services, Inc. (the "Adviser"), the Fund's investment adviser. The Accounts purchase shares of the Fund in accordance with variable account allocation instructions received from owners of the Contracts. The Fund then uses the proceeds to buy securities for its portfolio. Each Fund of Funds and Account, as a shareholder, has an ownership interest in the Fund's investments. The Fund also offers to buy back (redeem) its shares from the Funds of Funds or the Accounts at any time at net asset value.

The Adviser, together with a group of subadvisers, manages the portfolio from day to day to accomplish the Fund's investment objectives. The types of investments and the way they are managed depend on what is happening in the economy and the financial marketplaces.

SUMMARY OF EXPENSES
SHAREHOLDER TRANSACTION EXPENSES                                                None

ESTIMATED ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

Management Fees                                                                 1.05%
12b-1 Fees                                                                      None
Other Expenses (after voluntary fee reductions)                                 0.15%
                                                                                -----
Estimated Total Fund Operating Expenses (after voluntary fee reductions)(1)     1.20%
                                                                                =====



This summary is provided to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The amount of "Other Expenses" is based on estimated amounts for the fiscal year ending December 31, 1998.


Example: You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:

                      1 year            3 years
                      ------            -------
                       $12               $38

THE EXAMPLE SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

For more information on Fund expenses, see "MANAGEMENT OF THE TRUST" below.




--------
(1) The Adviser has agreed with the Trust to waive management fees or to reimburse expenses incurred by the Fund if necessary to limit the total expense ratio of the Fund to a maximum of 1.20% through April 30, 1999.

FINANCIAL HIGHLIGHTS
           SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                      PERIOD FROM
                                                    OCTOBER 31, 1997
                                                     (COMMENCEMENT
                                                     OF OPERATIONS)
                                                   THROUGH DECEMBER 31,
                                                          1997
                                                          ----
NET ASSET VALUE--BEGINNING OF
  PERIOD                                                 $ 10.00
Net investment income                                       0.02
Net realized gain (loss) and unrealized
  appreciation (depreciation) on investments               (0.06)
   Total from investment operations                        (0.04)
Dividends from net investment income                       (0.02)
   Net increase (decrease) in net asset value              (0.06)
NET ASSET VALUE--END OF PERIOD                           $  9.94
                                                         =======
Total Return                                               (0.36)%
Ratios and supplemental data:
   Net Assets, end of period (000)                       $ 3,214
   Ratio of expenses to average net assets                  1.20%*
   Ratio of expenses to average net assets**                3.31%*
   Ratio of net investment income to average
     net assets                                             1.55%*
   Ratio of net investment income to average
     net assets**                                          (0.56)%*
Portfolio turnover                                          7.81%
Average commission rate paid***                          $ .0647
--------------------------------------------------------------------------------
   *Ratios are annualized for periods of less than one year. Total return and portfolio turnover are not annualized.
  **Ratios calculated as if no fees were waived or expenses reimbursed. ***Represents the total amount of commissions paid in portfolio equity transactions divided by the total number of shares purchased and sold by the Fund for which commissions were charged.

 The information in the Financial Highlights has been audited by Coopers & Lybrand L.L.P., Independent Auditors, whose report thereon, together with the financial statements appearing in the Annual Report for the Trust, are incorporated by reference in the Statement of Additional Information. The Trust's Statement of Additional Information and the Annual Report may be obtained free of charge by calling 1-800-848-6331.

INVESTMENT OBJECTIVE AND POLICIES

Nationwide Select Advisers Mid Cap Fund has as its investment objective capital appreciation.

The Fund invests primarily in equity securities of medium-sized companies (market capitalization between $500 million and $7 billion). The equity securities in which the Fund will invest consist of common stock, preferred stock and securities convertible into common stocks, including convertible preferred stock and convertible bonds. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of companies with market capitalizations between $500 million and $7 billion. The average market capitalizations of holdings in the Fund may, however, fluctuate over time as a result of market valuation levels and the availability of specific investment opportunities. In addition, the Fund may continue to hold securities of companies whose market capitalizations grow above $7 billion subsequent to purchase, if the company continues to satisfy the other investment policies of the Fund. Although the Fund will normally be invested primarily in equity securities as described above, it may also invest up to 5% of its assets in warrants and rights to purchase common stocks.

The Fund will normally purchase securities traded in the United States or Canada on registered exchanges or in the over-the-counter market ("OTC"). The Fund may, however, invest in shares of foreign-based companies if they meet the Fund's investment criteria. Under normal circumstances, investments in securities of foreign issuers, including American Depository Receipts ("ADRs"), will comprise no more than 20% of the Fund's total assets.

The Fund is also permitted to invest up to 35% of its total assets in debt securities, including up to 15% of its assets in debt securities that are rated below investment grade, and high-quality domestic and foreign money market instruments, including bankers acceptances, certificates of deposit, commercial paper, securities of the U.S. Government or any of its agencies or instrumentalities, as well as repurchase agreements collateralized by these types of securities. In addition, for temporary or emergency purposes, the Fund can invest up to 100% of its total assets in cash, cash equivalents, and such money market instruments.

For a further discussion of the types of securities in which the Fund may invest and related investment techniques, see "INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS" below.

At various times the Fund may invest in derivative instruments for hedging or risk management purposes or for any other permissible purpose. See "INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS - Derivative Instruments" below.

While there is careful selection of the securities in which the Fund may invest and constant supervision of the Fund's portfolio by a group of professional investment managers, there can be no guarantee that the Fund's investment objective will be achieved. The investment objective of the Fund is not fundamental and shareholder approval is not required to change the Fund's investment objective.

MANAGEMENT OF THE FUND

The Adviser provides investment management evaluation services to the Fund in initially selecting and monitoring on an ongoing basis the performance of subadvisers to manage the Fund's portfolio. The Adviser has selected three subadvisers (each, a "Subadviser") to be subadvisers of the Fund, each of whom will manage part of the Fund's portfolio. Although the Adviser reserves the right to allocate and reallocate the assets among the Subadvisers at any time, it is anticipated that each of the Subadvisers will receive a substantially equal proportion of the assets that are invested in the Fund and will generally retain the management of such assets and any capital appreciation attributable to them. See "MANAGEMENT OF THE TRUST -- Investment Management of the Fund" below for further information.

The Adviser has chosen the Subadvisers because they approach investing in equity securities of small and medium sized companies in different ways. The Adviser has decided to employ a number of Subadvisers because even successful investment managers may experience fluctuations in performance which may be caused by factors or conditions that affect the particular securities emphasized by that Subadviser or that may impact its particular investment style. As a result of the diversification among securities and styles, the Adviser expects to increase prospects for investment return and to reduce market risk and volatility.

The following is a brief description of the investment strategies of each of the
Subadvisers:

FIRST PACIFIC ADVISORS, INC.

First Pacific Advisors, Inc. ("First Pacific") seeks value in all parts of a company's capital structure, including common and preferred stocks as well as corporate and convertible bonds. First Pacific utilizes a contrarian investment style, which often leads First Pacific to invest in "what other people do not wish to own." First Pacific searches for common stocks, preferred stocks, warrants and convertible securities that reflect low price/earnings ratios (P/Es) and trade at discounts to private market value.

First Pacific selects equity securities for the Fund which it believes offer superior investment value. First Pacific deems the following important in its stock selection process:
o        High return on capital
o        Solid balance sheet
o        Meaningful cash flow
o        Active share repurchase program
o        Insider buying
o        Superior management seeking to maximize shareholder value
o        Projected earnings growth exceeding the stock market average

In First Pacific's view, the stock market prices securities efficiently in the long term, rewarding companies which successfully grow their earnings and penalizing those which do not. First Pacific's investment philosophy is based on the conviction that the market valuation of securities is often inefficient in the short term, causing a particular security, industry group or the entire market to become underpriced or overpriced in the short term thereby creating an excellent opportunity to buy or sell. This contrarian style leads to those investments that offer absolute, rather than relative value. Attention is directed toward those companies offering the best combination of such quality criteria as strong market share, good management and high normalized return on capital.

First Pacific seeks a reliable and recurring stream of income for the Fund through fixed-income investments. First Pacific attempts to identify current interest rate trends. Usually, a defensive interest rate strategy is employed, with investments made at different points along the yield curve in an attempt to keep the average maturity of fixed-income investments less than or equal to ten years. When combined with equity securities, the ownership of fixed-income securities not only broadens the universe of opportunities, but offers additional diversification and can help lower portfolio volatility.

Intensive research identifies these opportunities through review of stock price or industry group under-performance, insider purchases, management changes and corporate spin-offs. Fundamental analysis is the foundation of First Pacific's investment approach and provides a thorough view of financial and business characteristics, allowing for the determination of absolute value. Research involves communicating directly with company management, suppliers, and customers, better defining future potential, financial strength and the company's competitive position.

PILGRIM BAXTER & ASSOCIATES, LTD.

Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") invests in companies believed by Pilgrim Baxter to have an outlook for strong earnings growth and the potential for significant capital appreciation. Securities will be sold when Pilgrim Baxter believes that anticipated appreciation is no longer probable due to a change in the company's fundamental characteristics. Because of its policy with respect to the sales of investments, the portion of the Fund's portfolio managed by Pilgrim Baxter may from time to time realize short-term gains or losses and will likely have greater volatility than the stock market in general, as measured by the Standard & Poor's 500 Composite Stock Price Index.

Pilgrim Baxter's investment process in managing the assets of the Fund is both quantitative and fundamental, and is focused on quality earnings growth. In seeking to identify investment opportunities for the Fund, Pilgrim Baxter begins by creating a universe of rapidly growing companies with market capitalizations within the parameters described for the Fund and that possess certain quality characteristics. Using proprietary software and research models that incorporate important attributes of successful growth, such as positive earnings surprises, upward earnings estimate revisions, and accelerating sales and earnings growth, Pilgrim Baxter creates a universe of growing companies. Then, using fundamental research, Pilgrim Baxter evaluates each company's earnings quality and assesses the sustainability of the company's current growth trends. Through this highly disciplined process, Pilgrim Baxter seeks to construct an investment portfolio that possesses strong growth characteristics. Pilgrim Baxter will attempt to keep their portion of the assets of the Fund fully invested at all times. Because the universe of companies will undoubtedly experience volatility in stock price, it is important that shareholders of the Fund maintain a long-term investment perspective.

RICE, HALL, JAMES & ASSOCIATES

Rice, Hall, James & Associates ("Rice Hall") intends to pursue the Fund's objective through investment primarily in common stocks of companies whose market capitalizations range between $300 million and $2.5 billion at the time of purchase. Rice Hall believes this small/mid cap area of the market has more than three times the number of securities than the market comprised of companies with market capitalizations greater than $2.5 billion. Rice Hall also believes that the small/mid cap market has less analyst coverage, which means there is greater pricing inefficiency for such securities than for more closely followed, usually larger capitalization, companies. Rice Hall's investment selections for the Fund will tend to be from relatively underfollowed securities.

Rice Hall practices a fundamentally driven bottom-up research approach. This approach focuses on identifying stocks of growth companies that are selling at a discount to the companies' projected earnings growth rates. Specifically, Rice Hall requires that equity securities in which it invests have price/earnings ratios that are lower than the 3 to 5 year projected earnings growth rate. In addition, the stock must possess catalysts, which are defined by Rice Hall as fundamental events that ultimately lead to increases in revenue growth rates, expanding profit margins and/or increases in earnings growth rates, that are generally not anticipated by the market. Such events can include new product introductions or applications, discovery of niche markets, new management, corporate or industry restructures, regulatory change and end market expansion. Most importantly, Rice Hall must be convinced that such change will lead to greater investor recognition and a subsequent rise in the stock prices within a 12 to 24 month period. The key is discovering undervalued companies where fundamental changes are occurring that are temporarily going unnoticed by investors.

INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS

An investment in the Fund involves certain risks. As a general matter, an investment in the Fund involves the risk that the net asset value of the Fund's shares will fluctuate in response to changes in economic conditions and the market's perception of the securities held by the Fund. In addition, because the Fund invests primarily in common stocks, an investment in the Fund is subject to stock market risk, which means that such an investment is subject to the risk that stock prices in general will decline over short or extended periods of time. An investment in the Fund is subject to other risks as well, depending upon the particular investment techniques employed by the Fund and the types of securities in which the Fund invests.

SMALL COMPANY AND EMERGING GROWTH STOCKS - Investing in securities of small-sized and emerging growth companies may involve greater risks than investing in larger, more established issuers since these securities may have limited marketability and thus may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized companies than for larger, more established ones.

Securities of issuers in "special situations" also may be more volatile, since the market value of these securities may decline in value if the anticipated benefits do not materialize. Companies in "special situations" include, but are not limited to, companies involved in an acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer, a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the companies' securities; or a change in corporate control.

Although investing in securities of emerging growth companies or "special situations" offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies.

FOREIGN SECURITIES AND CURRENCIES - The Fund may invest in foreign securities, either directly or indirectly through the use of depository receipts. Depository receipts, including American Depository Receipts, European Depository Receipts and American Depository Shares, are generally issued by banks or trust companies and evidence ownership of underlying foreign securities. The Fund may also invest in securities of foreign investment funds or trusts (including passive foreign investment companies).

Foreign investments involve special risks, including the possibility of expropriation, confiscatory taxation, and withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets, and issuers; political, economic or social instability; and less publicly available information and different accounting standards. When investing in foreign securities, the Fund may also incur costs in conversions between currencies, possible delays in settlement in foreign securities markets, limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country), and difficulty in enforcing obligations in other countries.

Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. Although the Fund generally invests only in securities that are regularly traded on recognized exchanges or in the over-the-counter market ("OTC"), from time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects. Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.

The Fund may invest a portion of its assets in securities of issuers in developing or emerging markets and economies. Investing in securities of issuers in developing or emerging markets involves special risks, including less social, political, and economic stability; smaller securities markets and lower trading volume, which may result in a lack of liquidity and greater price volatility; certain national policies that may restrict the Fund's investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in a Fund's loss of its entire investment in that market; and less developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property.

In addition, brokerage commissions, custodial services, withholding taxes, and other costs relating to investment in emerging markets generally are more expensive than in the U.S. and certain more established foreign markets. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures negotiated or imposed by the countries with which they trade.

Because most foreign securities are denominated in non-U.S. currencies, the investment performance of the Fund could be significantly affected by changes in foreign currency exchange rates. The value of the Fund's assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. Currency exchange rates can be volatile at times in response to supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation, and other political and economic conditions.

The Fund may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options, and futures transactions for hedging or risk management purposes. See "--Derivative Instruments" below.

WARRANTS - A warrant is an instrument which gives the holder the right to subscribe to a specified amount of the issuer's securities at a set price for a specified period of time or on a specified date. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities and do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

CONVERTIBLE SECURITIES - The Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. Although to a lesser extent than with debt obligations generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt obligations, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all debt obligations, there can be no assurance of current income because the issuers of convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non- convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because the market value of securities will fluctuate.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

DEBT OBLIGATIONS - The Fund is permitted to invest up to 35% of its total assets in debt obligations. Debt obligations in which the Fund may invest generally will be investment grade debt obligations, although the Fund may invest up to 15% of its assets in debt obligations which are rated below the fourth highest rating category by any nationally recognized statistical rating organization ("NRSRO") (e.g., Moody's Investors Service, Inc. or Standard & Poor's Ratings Group). In addition, under normal market conditions, the Fund may invest up to 15% of assets in high quality short-term money market obligations. The Fund's risk and return potential with respect to the debt portion of its portfolio depends in part on the maturity and credit-quality characteristics of the underlying investments in its portfolio. In general, the longer the maturity of a debt obligation, the greater its sensitivity to changes in interest rates. Similarly, debt obligations issued by less creditworthy entities tend to carry higher yields than those with higher credit ratings. The market value of all debt obligations is also affected by changes in the prevailing interest rates. Therefore, the market value of such instruments generally reacts inversely to interest rate changes. If the prevailing interest rates decrease, the market value of debt obligations generally increases. If the prevailing interest rates increase, the market value of debt obligations generally decreases.

Debt obligations in which the Fund may invest include: 1) bonds or bank obligations; 2) securities issued or guaranteed by the U.S. Government or any agency or instrumentality thereof; 3) short-term corporate debt securities and commercial paper rated in one of the two highest ratings categories of any NRSRO; 4) short-term bank obligations that are rated in one of the two highest categories by any NRSRO, with respect to obligations maturing in one year or less; 5) repurchase agreements relating to debt obligations which the Fund could purchase directly; 6) unrated debt obligations which are determined by the Adviser or a Subadviser to be of comparable quality; or 7) money market mutual funds.

Medium-quality obligations are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than that of higher-rated issuers.

All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by the Adviser or a Subadviser to consider what action, if any, the Fund should take consistent with its investment objective; such event will not automatically require the sale of the downgraded securities.

U.S. GOVERNMENT SECURITIES - U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Securities issued by the U.S. Government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include, but are not limited to, obligations of the following:

- the Federal Housing Administration, Farmers Home Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;
- the Federal Home Loan Banks, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
- the Federal National Mortgage Association ("FNMA"), whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and
- the Student Loan Marketing Association and Federal Home Loan Mortgage Corporation ("FHLMC"), whose securities are supported only by the credit of such agencies.

Although the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

MORTGAGE-BACKED SECURITIES - The Fund may purchase mortgage-backed securities. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is higher than expected will reduce yield to maturity, while a prepayment rate that is lower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities.

DERIVATIVE INSTRUMENTS - Derivative instruments may be used by the Fund for hedging or risk management purposes or for any other permissible purposes consistent with the Fund's investment objective. Derivative instruments are securities or agreements whose value is based on the value of some underlying asset (e.g., a security or currency) or the level of a reference index. Options, futures, and options on futures transactions are considered derivative transactions. Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified. In addition to options, futures, and options on futures transactions, derivative transactions may include short sales against the box, in which the Fund sells a security it owns for delivery at a future date. Derivative transactions may also include forward currency contracts and foreign currency exchange-related securities.

Derivative transactions in which the Fund may engage include the writing of covered put and call options on securities and the purchase of put and call options thereon, the purchase of put and call options on securities indices and exchange-traded options on currencies and the writing of put and call options on securities indices. The Fund may enter into spread transactions and swap agreements. The Fund also may buy and sell financial futures contracts, which may include interest-rate futures, futures on currency exchanges and stock and bond index futures contracts. The Fund may enter into any futures contracts and related options without limit for "bona fide hedging" purposes (as defined in Commodity Futures Trading Commission regulations) and for other permissible purposes, provided that aggregate initial margin and premiums on positions engaged in for purposes other than "bona fide hedging" will not exceed 5% of its net asset value, after taking into account unrealized profits and losses on such contracts. The Fund may also enter into forward currency contracts to purchase or sell foreign currencies.

Derivative instruments may be exchange-traded or traded in OTC transactions between private parties. OTC transactions are subject to the credit risk of the counterparty to the instrument and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. When required by guidelines of the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to secure its obligations under derivative transactions. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations. In order to maintain its required cover for a derivative transaction, the Fund may need to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position.

The successful use of derivative transactions by the Fund is dependent upon a Subadviser's ability to correctly anticipate trends in the underlying asset. Hedging transactions are subject to risks; if a Subadviser incorrectly anticipates trends in the underlying asset, the Fund may be in a worse position than if no hedging had occurred. In addition, there may be imperfect correlation between the Fund's derivative transactions and the instruments being hedged.

SHORT SALES - The Fund may engage in short sales of securities. In a short sale, the Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a fee which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

The Fund also must deposit in a segregated account an amount of cash or liquid assets equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain daily the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any interest the Fund may be required to pay in connection with the short sale. The dollar amount of short sales at any one time (not including short sales against the box) may not exceed 25% of the net assets of the Fund.

A short sale is "against-the-box" if at all times when the short position is open the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Such transactions serve to defer a gain or loss for Federal income tax purposes.

ILLIQUID SECURITIES - The Fund may invest up to 15% of its net assets in securities that are illiquid, in that they cannot be expected to be sold within seven days at approximately the price at which they are valued. Due to the absence of an active trading market, the Fund may experience difficulty in valuing or disposing of illiquid securities. Each Subadviser will determine the liquidity of the Fund's securities, under the supervision of the Trust's trustees.

RESTRICTED SECURITIES, NON-PUBLICLY TRADED SECURITIES AND RULE 144A SECURITIES - The Fund may invest in restricted securities and Rule 144A securities. Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, these securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities are generally considered illiquid and are therefore subject to the Fund's 15% limitation on investments in illiquid securities.

Non-publicly traded securities (including Rule 144A securities) may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. In particular, Rule 144A securities may be resold only to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. Unregistered securities may also be sold abroad pursuant to Regulation S under the 1933 Act. Companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Acting pursuant to guidelines established by the Trustees of the Trust, restricted securities and Rule 144A securities may be considered liquid.

REPURCHASE AGREEMENTS - The Fund may engage in repurchase agreement transactions as long as the underlying securities are of the type that the Fund would be permitted to purchase directly. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Fund's holding period. The Fund will enter into repurchase agreements with respect to securities in which it may invest with member banks of the Federal Reserve System or certain non-bank dealers. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. The Adviser or a Subadviser, acting under the supervision of the Board of Trustees, reviews the creditworthiness of those banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate these risks. For additional information, see "Repurchase Agreements" in the Statement of Additional Information.

REVERSE REPURCHASE AGREEMENTS - The Fund may also enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act").

INVESTMENT COMPANIES - As permitted by the 1940 Act, the Fund reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund.


WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES - The Fund may invest without limitation in securities purchased on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, these securities may be delivered and paid for at a future date, generally within 45 days (for mortgage-backed securities, the delivery date may extend to as long as 120 days). Purchasing when-issued or delayed-delivery securities allows the Fund to lock in a fixed price or yield on a security it intends to purchase. However, when the Fund purchases securities on such a basis, it immediately assumes the risk of ownership, including the risk of price fluctuation until the settlement date.

The greater the Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of a Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment. Although the Fund may be able to sell these securities prior to the delivery date, it will purchase them for the purpose of actually acquiring the securities, unless after entering into the commitment a sale appears desirable for investment reasons. When required by guidelines issued by the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to secure its outstanding commitments for these types of securities.


LENDING PORTFOLIO SECURITIES - From time to time, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions who need to borrow securities to complete certain transactions. In connection with such loans, the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund can increase its income through the investment of such collateral. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

BORROWING MONEY - Each Fund may borrow money from banks up to 33 1/3% of the Fund's total assets (including the amount borrowed). However, the Funds currently intend to borrow money only for temporary or emergency purposes (but not for leverage or to purchase investments) up to 5% of the value of that Fund's total assets (including the amount borrowed) valued at the time the borrowing is made.

NON-DIVERSIFIED STATUS

The Fund is classified as non-diversified under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in securities of a single issuer. The Fund's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Code. To qualify, the Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (a) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. Being non-diversified means that the Fund may invest a greater proportion of its assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. To the extent that the Fund assumes large positions in the securities of a small number of issuers, its return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

PORTFOLIO TURNOVER

The Fund will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever the Adviser or the Subadviser believes it to be in the best interests of the Fund. The Fund will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies.

The annual portfolio turnover rate for the Fund is not expected to exceed 150%. Higher turnover rates will generally result in higher transaction costs to the Fund, as well as higher brokerage expenses and higher levels of capital gains. The portfolio turnover rates of the Fund may vary greatly from year to year and within a particular year.


PERFORMANCE INFORMATION


The Fund may use historical performance in advertisements, sales literature, and the prospectus. Such figures will include quotations of average annual total return for the most recent one, five, and ten year periods (or the life of the Fund if less). Average annual total return represents the rate required each year for an initial investment to equal the redeemable value at the end of the specific period. Average annual total return reflects reinvestment of all distributions.


The average annual total return for the Select Advisers Mid Cap Fund for the period October 31, 1997 (date of commencement of operations) through March 31, 1998 was 8.50%. The styles and strategies to be employed by each of the Subadvisers in managing their relevant portion of the Fund is substantially similar (although not necessarily identical) to other discretionary investment accounts managed by the Subadvisers. The historical investment performance includes the performance of the FPA Crescent Portfolio, another registered investment company managed by First Pacific, and the performance of a composite of accounts managed by each of Rice Hall and Pilgrim Baxter (collectively, the "Subadviser Historical Performance").

THE INVESTMENT PERFORMANCE OF THE SUBADVISER HISTORICAL PERFORMANCE DOES NOT REPRESENT THE FUND'S PERFORMANCE, NOR SHOULD IT BE INTERPRETED AS INDICATIVE OF THE FUND'S FUTURE PERFORMANCE.

All information has been provided by the Subadvisers, and is believed by the Fund to be reliable. However, the information has not been independently verified by the Fund. Please refer to the comments below regarding the preparation and presentation standards of each Subadviser, and their compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS (TM)). AIMR has not been involved with the preparation or review of this material. The data for Pilgrim Baxter and Rice Hall has been constructed by combining actual performance results achieved by each of these Subadvisers, which results were calculated from performance of a composite (unless otherwise noted) comprised of actual accounts with a similar investment objective managed by each respective organization .

Certain of the client accounts that are included in a Subadviser's past performance record may not be registered investment companies. Such accounts would not be subject to the same types of expenses to which the Fund is subject nor to the specific tax diversification and other restrictions and investment limitations imposed on the Fund by the 1940 Act or Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The performance results that include accounts that are not registered investment companies might have been less favorable had they been subject to regulation as investment companies under the relevant federal laws.


                             ANNUALIZED TOTAL RETURN
                        FOR PERIODS ENDING MARCH 31, 1998
                                  (NET OF FEES)
                                                                               Since
                              1 year     3 years     5 years    10 years     Inception*
                              ------     -------     -------    --------     ----------

FPA Crescent Portfolio        25.96%      23.74%                              18.87%


Pilgrim Baxter Mid Cap        31.23%      19.96%     16.02%      15.34%

Rice, Hall Small-Mid          43.54%      29.82%     22.42%      18.27%

*Inception date for the FPA Crescent Portfolio was June 2, 1993


INDIVIDUAL SUBADVISER PERFORMANCE:

Except as otherwise noted below, a Subadviser's performance is presented net of fees, either actual or the Fund's estimated fees, but does not reflect the imposition of any sales loads or charges.

FIRST PACIFIC


First Pacific's historical performance data covers the period since June 2, 1993 and reflects the performance of the FPA Crescent Portfolio. The performance above reflects the fees and expenses of 1.48% based on the FPA Crescent Portfolio's operations during the fiscal year ended March 31, 1998, which are higher than the estimated fees for the Fund. This information relates only to Institutional Class Shares of the FPA Crescent Portfolio.


PILGRIM BAXTER

The investment performance results for the Pilgrim Baxter Mid Cap composite reflect the deduction of the Fund's total annual operating expenses, estimated at 1.2%. The performance history is calculated in accordance with the standards set forth by AIMR.

RICE HALL

The investment performance results for the Rice Hall Small-Mid Cap composite reflect the deduction of the Fund's total annual operating expenses, estimated at 1.2%. Since January 1, 1993, the performance history is calculated in accordance with the standards set forth by AIMR.


PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTORS SHOULD ALSO BE AWARE THAT THE USE OF METHODS OF DETERMINING PERFORMANCE DIFFERENT THAN THAT USED BY A SUBADVISER WOULD RESULT IN DIFFERENT PERFORMANCE DATES.


MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Board of Trustees sets and reviews policies regarding the operation of the Trust, whereas the officers perform the daily functions of the Trust.

INVESTMENT MANAGEMENT OF THE FUND

THE ADVISER - Under the terms of the Investment Advisory Agreement, Nationwide Advisory Services, Inc., Three Nationwide Plaza, Columbus, Ohio 43215, oversees the investment of the assets for the Fund and supervises the daily business affairs of the Fund. Subject to the supervision and direction of the Trustees, the Adviser also determines the allocation of assets among the Subadvisers and evaluates and monitors the performance of the Subadvisers. The Adviser is also authorized to select and place portfolio investments on behalf of the Fund; however, the Adviser does not intend to do so at this time.


The Adviser and the Trust have received from the Securities and Exchange Commission an exemptive order for the multi-manager structure which allows the Adviser to hire, replace or terminate subadvisers without the approval of shareholders; the order also allows the Adviser to revise a subadvisory agreement without shareholder approval. If a new subadviser is hired, the change will be communicated to shareholders within 90 days of such change, and all changes will be approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or the Adviser. The order is intended to facilitate the efficient operation of the Fund and afford the Trust increased management flexibility.


The Adviser provides to the Fund investment management evaluation services principally by performing initial due diligence on prospective subadvisers for the Fund and thereafter monitoring the performance of the subadvisers through quantitative and qualitative analysis as well as through periodic in-person, telephonic and written consultations with the subadvisers. The Adviser has responsibility for communicating performance expectations and evaluations to the subadvisers and ultimately recommending to the Trust's Board of Trustees whether a subadviser's contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of subadvisers. The Adviser will regularly provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although the Adviser will monitor the performance of the subadvisers, there is no certainty that any subadviser or the Fund will obtain favorable results at any given time.

The Adviser, an Ohio corporation, is a wholly owned subsidiary of Nationwide Life Insurance Company, which is owned by Nationwide Financial Services, Inc.
(NFS). NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all the outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders. The Fund pays to the Adviser a fee at the annual rate of 1.05% of the Fund's average daily net assets.

THE SUBADVISERS - Subject to the supervision of the Adviser and the Trustees, the Subadvisers each manage separate portions of the Fund's assets in accordance with the Fund's investment objective and policies. With regard to the portion of the Fund's assets allocated to it, each Subadviser makes investment decisions for the Fund, and in connection with such investment decisions places purchase and sell orders for securities. No Subadviser shall have any investment responsibility for any portion of the Fund's assets not allocated to it by the Adviser for investment management. For the investment management services they provide to the Fund, each Subadviser receives an annual fee from the Adviser in an amount equal to 0.65% on assets up to $50 million managed by such Subadviser and 0.50% on assets of $50 million and more managed by a Subadviser. These fees are calculated at an annual rate based on the average daily net assets managed by each Subadviser. Below is a brief description of each of the Subadvisers.


FIRST PACIFIC ADVISORS, INC.

First Pacific, located at 11400 West Olympic Blvd., Suite 1200, Los Angeles, California 90064, acts as one of the Fund's Subadvisers; Mr. Steven Romick is responsible for management of that portion of the Fund's assets allocated to First Pacific. Mr. Romick has 12 years of experience in the investment management business. He is currently a Senior Vice President of First Pacific. From 1990-1996, Mr. Romick was chairman of Crescent Management, an investment advisory firm he founded.

First Pacific, together with its predecessors, has been in the investment advisory business since 1954. Presently, First Pacific manages assets of approximately $4 billion for six investment companies, including one closed-end investment company, and more than 30 institutional accounts.

PILGRIM BAXTER & ASSOCIATES, LTD.

Pilgrim Baxter is a professional investment management firm and registered investment adviser that, along with its predecessors, has been in business since 1982. Pilgrim Baxter currently has discretionary management authority with respect to over $14 billion in assets. In addition to advising a portion of the Fund, Pilgrim Baxter provides advisory services to pension and profit-sharing plans, charitable institutions, corporations, trusts and estates, and other investment companies. The principal business address of Pilgrim Baxter is 826 Duportail Road, Wayne, Pennsylvania 19087.

Jeffrey A. Wrona manages mid cap growth portfolios, has additional equity research responsibilities for those portfolios and serves as manager for that portion of the Fund allocated to Pilgram Baxter. Mr. Wrona joined Pilgrim Baxter from Munder Capital Management, where he worked as a Senior Portfolio Manager for seven years. There, he co-founded Munder's Mid Cap Growth product and managed both mutual fund and separate account portfolios. His prior industry experience includes securities analysis at Drexel Burnham Lambert. He began his business career as a product design engineer with Ford Motor Company. Mr. Wrona received his BS in engineering and MBA from the University of Michigan, and is a Chartered Financial Analyst.

RICE, HALL, JAMES & ASSOCIATES

Rice, Hall was founded in 1974 and is located at 600 West Broadway, Suite 1000, San Diego, CA 92101. Rice Hall provides investment management services to individual and institutional investors. As of the date of this Prospectus, the Adviser has approximately $1 billion is assets under management, primarily on behalf of institutional and individual investors.

The investment professionals of Rice Hall responsible for the day-to-day management of that portion of the Fund allocated to Rice, Hall are as follows:

Samuel R. Trozzo is Chairman of Rice Hall with over thirty-six years' experience. Prior to founding Rice Hall in 1974, Mr. Trozzo was Vice President and Senior Investment Officer of Southern California First National Bank. He is a former member of the State of California Board of Administration/Investment Committee Public Employees Retirement System.

Thomas W. McDowell, Jr. is President and Chief Executive Officer of Rice Hall with over seventeen years' investment experience. Mr. McDowell joined Rice Hall in 1984. Prior to that time, he was Investment Officer, Security Analyst and Portfolio Manager at California First Bank.

David P. Tessmer is Partner and Co-Director of Research of Rice Hall with over thirty years' investment experience. Prior to joining Rice Hall in 1986, Mr. Tessmer was Vice President and Senior Portfolio Manager at The Pacific Century Group, San Diego.

Timothy A. Todaro is Partner and Co-Director of Research of Rice Hall with over seventeen years' investment experience. Mr. Todaro joined Rice Hall in 1983. Prior to that time, he was Senior Investment Analyst at Comerica Bank, Detroit, Michigan. He is a Chartered Financial Analyst.

Gary S. Rice is Partner of Rice Hall with fifteen years' investment experience. Mr. Rice was an Account Administrator with the Trust Division at Federated Investors, Inc., Pittsburgh, Pennsylvania prior to joining Rice Hall in 1983.

Michelle P. Connell is Partner of Rice Hall with twelve years' investment experience. Prior to joining Rice Hall in 1995, she was Senior Investment Analyst with Linsco/Private Ledger. Previously, she was director of Finance and Operations at the San Diego Natural History Museum.

Each of the Subadvisers is owned, in whole or in part, by United Asset Management Corporation ("UAM"), a NYSE-listed holding company organized to acquire and own firms that provide investment advisory services primarily for institutional clients. First Pacific is a wholly-owned subsidiary of United Asset Management Holdings, Inc., which is a wholly-owned subsidiary of UAM. Pilgrim Baxter and Rice Hall are each direct wholly-owned subsidiaries of UAM. UAM's corporate headquarters are located at One International Place, Boston, Massachusetts 02100.

OTHER SERVICES

Under the terms of a Fund Administration Agreement, the Adviser also provides various administrative and accounting services to the Fund, including daily valuation of the Fund's shares and preparation of financial statements, tax returns, and regulatory reports. For these services, the Fund pays the Adviser an annual fee in the amount of 0.07% on assets up to $250 million, 0.05% on the next $750 million and 0.04% on assets of $1 billion and more. These fees are calculated at an annual rate based upon the Fund's average daily net assets.

The Transfer and Dividend Disbursing Agent, Nationwide Investors Services, Inc., ("NIS"), Three Nationwide Plaza, Columbus, Ohio 43215, serves as transfer agent and dividend disbursing agent for the Trust. The Fund pays to NIS a fee for such services at the annual rate of 0.01% of the Fund's average daily net assets. NIS is a wholly owned subsidiary of the Adviser.

In addition to paying for the advisory, fund administration and transfer agency services described above, the Fund pays its own expenses including services provided by its custodian, the Trust's independent accountants and legal counsel, charges and expenses of dividend and capital gain distributions, a portion of the compensation paid to the Trust's Trustees who are not "interested persons" of the Adviser and of the expenses of Trustees' meetings, brokerage commissions and other expenses related to securities transactions, taxes, insurance and bonding premiums, association membership dues, and expenses relating to the issuance, registration and qualification of the Fund's securities. The Fund may also pay for certain expenses relating to shareholders' meetings and to the printing and distributing of prospectuses to current shareholders.

INVESTMENT IN FUND SHARES

An insurance company may purchase shares of the Fund using purchase payments received on Contracts issued by Accounts. These Accounts are funded by shares of the Fund. Funds of Funds may also purchase shares of the Fund for their portfolios. There is no sales charge, and all shares are sold at net asset value.


Shares of the Fund are currently sold only to separate accounts of Nationwide Life Insurance Company and its wholly owned subsidiary Nationwide Life and Annuity Insurance Company to fund the benefits under the Contracts and to affiliated Fund of Funds. Substantially all of the Fund's shares were owned by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company as of April 1, 1998. The address for each of these entities is One Nationwide Plaza, Columbus, Ohio 43215.

All investments in the Fund are credited to the Accounts in the form of full and fractional shares of the Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates. Initial and subsequent purchase payments allocated to the Fund are subject to the limits applicable to the Contracts.

SHARE REDEMPTION

Redemptions are processed on any day on which the Trust is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust's transfer agent, NIS.

The net asset value per share of the Fund is determined once daily, as of the close of regular trading on the New York Stock Exchange (generally 4:00 P.M. Eastern Time), on each business day the New York Stock Exchange is open for regular trading and on such other days as the Board determines and on any other day during which there is a sufficient degree of trading in the Fund's portfolio securities that the net asset value of the Fund is materially affected by changes in the value of portfolio securities. The Fund does not compute net asset value on customary national business holidays, including the following:
Christmas, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, and Thanksgiving Day. The net asset value per share is calculated by adding the value of all securities and other assets of the Fund, deducting its liabilities, and dividing by the number of shares outstanding.

In determining net asset value, portfolio securities listed on national exchanges are valued at the last sales price on the principal exchange, or if there is no sale on that day, the securities are valued at the prior day's closing prices provided by an independent pricing organization. Securities traded in the over-the-counter market are valued at the last quoted sale price, or if there is no sale on that day, the quoted bid price as provided by an independent pricing organization. Other portfolio securities are valued at the quoted prices obtained from an independent pricing organization which employs a combination of methods, including among others, the obtaining and comparison of market valuations from dealers who make markets and deal in such securities and the comparison of valuations with those of other comparable securities in a matrix of such securities. The pricing service activities and results are reviewed by an officer of the Trust. Securities for which market quotations are not readily available, or for which an independent pricing organization does not provide a value or provides a value that does not represent fair value in the judgement of the Adviser, are valued at fair value in accordance with procedures adopted by the Board of Trustees. Expenses and fees are accrued daily.


The Trust may suspend the right of redemption only under the following unusual circumstances:

         when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

         when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

         during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of shareholders.

NET INCOME AND DISTRIBUTIONS


Substantially all of the net investment income, if any, of the Fund will be declared and paid as dividends quarterly in the form of additional shares of the Fund. Net realized capital gains of the Fund, if any, will be distributed at least annually.

ADDITIONAL INFORMATION

DESCRIPTION OF SHARES - The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund and to divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share of the Fund represents an equal proportionate interest in the Fund with each other share. The Trust reserves the right to create and issue shares of a number of different funds, and currently has authorized 15 separate funds. The shares of each fund participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a fund, its shareholders are entitled to share pro rata in the net assets of such fund available for distribution to shareholders.

VOTING RIGHTS - Shareholders are entitled to one vote for each share held. Shareholders may vote in the election or removal of Trustees and on other matters submitted to meetings of shareholders. Generally, amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding voting securities of the Trust. The Trustees may, however, amend the Declaration of Trust without the vote or consent of shareholders to:

         designate series of the Trust;

         change the name of the Trust; or

         supply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Declaration of Trust to the requirements of applicable federal and state laws or regulations if they deem it necessary.

Shares have no pre-emptive or conversion rights. Shares, when issued, are fully paid and nonassessable. In regard to termination, sale of assets, or changes of fundamental investment restrictions, the right to vote is limited to the holders of shares of the particular fund affected by the proposal. However, shares of all funds would vote together, and not by fund, in the election of Trustees. If an issue must be approved by a majority as defined by the 1940 Act a "majority of the outstanding voting shares" means the lesser of (i) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. For the election of Trustees only a plurality is required.


SHAREHOLDER INQUIRIES - All inquiries regarding the Fund should be directed to the Trust at the telephone number or address shown on the cover page of this Prospectus.

TAX STATUS


The Trust's policy is to cause the Fund to qualify as a regulated investment company and to meet the requirements of Subchapter M of the Internal Revenue Code (the "Code"). The Fund intends to distribute all, or substantially all, of its taxable net income and capital gains to shareholders; therefore, it is expected that the Fund will not be required to pay any federal income taxes on its investment income.

Because the Fund is treated as a separate entity for purposes of the regulated investment company provisions of the Code, the assets, income, and distributions of the Fund are considered separately from those of other funds of the Trust for purposes of determining whether or not the Fund qualifies as a regulated investment company. The Fund intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of the Contracts. See the Statement of Additional Information for more specific information. The tax treatment of payments made by an Account to a Contractholder is described in the separate account prospectus.

CONTENTS                                                     PAGE

Sale of Fund Shares                                            2

Summary of Expenses                                            2

Financial Highlights                                           3

Investment Objective and Policies                              4

Investment Techniques, Considerations and
  Risk Factors                                                 7

Performance Information                                       17

Management of the Trust                                       19

Investment in Fund Shares                                     23

Share Redemption                                              23

Net Income and Distributions                                  24

Additional Information                                        24

Tax Status                                                    25



INVESTMENT ADVISOR AND ADMINISTRATOR
Nationwide Advisory Services, Inc.
Three Nationwide Plaza
Columbus, Ohio  43215

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Nationwide Investors Services, Inc.
P. O. Box 1492
Three Nationwide Plaza
Columbus, Ohio 43216

AUDITORS
Coopers & Lybrand L.L.P.
100 East Broad Street
Columbus, Ohio 43215

LEGAL COUNSEL
Druen, Dietrich, Reynolds & Koogler
One Nationwide Plaza
Columbus, Ohio 43215

PROSPECTUS
MAY 1, 1998

                        SHARES OF BENEFICIAL INTEREST OF
                          NATIONWIDE GLOBAL EQUITY FUND
                                  ONE SERIES OF
                        NATIONWIDE SEPARATE ACCOUNT TRUST
                             THREE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215

                         FOR INFORMATION AND ASSISTANCE,
                          CALL TOLL-FREE 1-800-848-6331

Nationwide Global Equity Fund is a diversified portfolio of the Nationwide Separate Account Trust (the "Trust"). The Trust is an open-end management investment company organized under the laws of Massachusetts, by a Declaration of Trust, dated June 30, 1981, as subsequently amended. The Trust currently offers shares in 15 separate mutual funds, each with its own investment objective. This Prospectus relates only to one of those funds, Nationwide Global Equity Fund (the "Fund"). The shares of the Fund are sold to other open-end investment companies created by Nationwide Advisory Services, Inc., the Fund's investment adviser, as well as to life insurance company separate accounts to fund the benefits of variable life insurance policies and annuity contracts. Nationwide Advisory Services, Inc. may from time to time use one or more subadvisers to manage the Fund's portfolio as a part of a multi-manager structure (see "Investment Management of the Fund").


The Fund seeks to provide a high total return from a globally diversified portfolio of equity securities. Total return will consist of income plus realized and unrealized capital gains and losses. The Fund is designed for investors who wish to invest in an actively managed portfolio of equity securities of issuers based in developed countries around the world.


This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information dated May 1, 1998, has been filed with the Securities and Exchange Commission. You can obtain a copy without charge by calling 1-800-848-6331, or writing Nationwide Life Insurance Company, One Nationwide Plaza, Columbus, Ohio 43215.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE STATEMENT OF ADDITIONAL INFORMATION FOR THE FUND, DATED MAY 1, 1998, IS INCORPORATED HEREIN BY REFERENCE.

SALE OF FUND SHARES

Shares of the Fund are sold to life insurance company separate accounts (the "Accounts") to fund the benefits of variable life insurance policies or annuity contracts ("Contracts") issued by life insurance companies, as well as to other open-end investment companies (each, a "Fund of Funds") created by Nationwide Advisory Services, Inc. (the "Adviser"), the Fund's investment adviser. The Accounts purchase shares of the Fund in accordance with variable account allocation instructions received from owners of the Contracts. The Fund then uses the proceeds to buy securities for its portfolio. Each Fund of Funds and Account, as a shareholder, has an ownership interest in the Fund's investments. The Fund also offers to buy back (redeem) its shares from the Fund of Funds or the Accounts at any time at net asset value.

The Adviser, together with a subadviser, manages the portfolio from day to day to accomplish the Fund's investment objectives. The types of investments and the way they are managed depend on what is happening in the economy and the financial marketplaces.

SUMMARY OF EXPENSES

Shareholder Transaction Expenses                                                None

Estimated Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees                                                                 1.00%
12b-1 Fees                                                                      None
Other Expenses (after voluntary fee reductions)                                 0.20%
                                                                                ----
Estimated Total Fund Operating Expenses (after voluntary fee reductions)(1)     1.20%
                                                                                ====


This summary is provided to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The amount of "Other Expenses" is based on estimated amounts for the fiscal year ending December 31, 1998.


Example: You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:
                    1 year            3 years
                    ------            -------
                     $12                $38

THE EXAMPLE SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

For more information on Fund expenses, see "MANAGEMENT OF THE TRUST" below.


--------
(1) The Adviser has agreed with the Trust to waive management fees or to reimburse expenses incurred by the Fund if necessary to limit the total expense ratio of the Fund to a maximum of 1.20% through April 30, 1999.

FINANCIAL HIGHLIGHTS
           SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                          PERIOD FROM
                                                       OCTOBER 31, 1997
                                                       (COMMENCEMENT
                                                         OF OPERATIONS)
                                                       THROUGH DECEMBER 31,
                                                              1997
                                                              ----
NET ASSET VALUE--BEGINNING OF
  PERIOD                                                     $10.00
Net investment income                                          0.02
Net realized gain (loss) and unrealized
  appreciation (depreciation) on investments                   0.10
                                                               ----
   Total from investment operations                            0.12
                                                               ----
Dividends from net investment income                          (0.02)
   Net increase (decrease) in net asset value                  0.10
NET ASSET VALUE--END OF PERIOD                               $10.10
Total Return                                                   1.18%
Ratios and supplemental data:
   Net Assets, end of period (000)                           $5,566
   Ratio of expenses to average net assets                     1.20%*
   Ratio of expenses to average net assets**                   2.84%*
   Ratio of net investment income to average
     net assets                                                1.00%*
   Ratio of net investment income to average
     net assets**                                             (0.64)%*
Portfolio turnover                                             9.32%
Average commission rate paid***                              $.0273
--------------------------------------------------------------------------------
    *Ratios are annualized for periods of less than one year. Total return and portfolio turnover are not annualized.
   **Ratios calculated as if no fees were waived or expenses reimbursed. ***Represents the total amount of commissions paid in portfolio equity transactions divided by the total number of shares purchased and sold by the Fund for which commissions were charged.

 The information in the Financial Highlights has been audited by Coopers & Lybrand L.L.P., Independent Auditors, whose report thereon, together with the financial statements appearing in the Annual Report for the Trust, are incorporated by reference in the Statement of Additional Information. The Trust's Statement of Additional Information and the Annual Report may be obtained free of charge by calling 1-800-848-6331.

INVESTMENT OBJECTIVE AND POLICIES

Nationwide Global Equity Fund seeks to provide a high total return from a globally diversified portfolio of equity securities. Total return will consist of income plus realized and unrealized capital gains and losses. The Fund is designed for investors who wish to invest in an actively managed portfolio of equity securities of issuers based in developed countries around the world. The Fund seeks to achieve its investment objective through country allocation, stock selection and management of currency exposure.

In normal circumstances, the subadviser intends to invest at least 65% of the value of its total assets in equity securities consisting of common stocks and other securities with equity characteristics such as preferred stock, warrants, rights, convertible securities, trust certificates, limited partnership interests and equity participations. The Fund's primary equity investments are the common stock of companies based in the developed countries of the world. The assets of the Fund will ordinarily will be invested in the securities of issuers in at least five different countries. The common stock in which the Fund may invest includes the common stock of any class or series or any similar equity interest, such as trust or limited partnership interests. These equity investments may or may not pay dividends and may or may not carry voting rights. The Fund primarily invests in securities listed on recognized stock exchanges but may also invest in securities traded in over-the- counter markets, and in certain restricted or unlisted securities.

The Fund may also invest in money market instruments denominated in U.S. dollars and other currencies, purchase securities on a when-issued or delayed delivery basis, enter into repurchase and reverse repurchase agreements, loan its portfolio securities and purchase certain privately placed securities. In addition, the Fund may enter into forward currency exchange contracts, use options on securities, indices of securities and currencies, futures contracts and options on futures contracts, and interest rate, index, total return and currency swaps. Forward currency exchange contracts, options, futures and swaps are derivative instruments.

In addition, for temporary or emergency purposes as determined by the Fund's subadviser, the Fund can invest up to 100% of its total assets in short-term money market obligations.

For a discussion of these investments and investment techniques, and the risks associated therewith, see "INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS" below.

While there is careful selection of the securities in which the Fund may invest and constant supervision of the Fund's portfolio by a group of professional investment managers, there can be no guarantee that the Fund's objective will be achieved. The investment objective of the Fund is not fundamental and may be changed by the Trustees of the Trust without shareholder approval.

MANAGEMENT OF THE FUND

The Adviser provides investment management evaluation services to the Fund in initially selecting and monitoring on an ongoing basis the performance of a subadviser to manage the Fund's portfolio. The Adviser has selected J.P. Morgan Investment Management Inc. (the "Subadviser") to be the subadviser of the Fund. See "MANAGEMENT OF THE TRUST -- Investment Management of the Fund" below for further information.

The Subadviser uses a disciplined portfolio construction process to seek to enhance returns and reduce volatility in the market value of the Fund relative to that of the Morgan Stanley Capital International ("MSCI") World Equity Index. Based on fundamental research, quantitative valuation techniques, and experienced judgment, the Subadviser uses a structured decision-making process to allocate the Fund primarily across the developed countries of the world by under- or over-weighting selected countries in the MSCI World Equity Index. Using a dividend discount model and based on analysts' industry expertise, companies in each country are ranked within industrial sectors according to their relative value. Based on this valuation, the Subadviser selects the companies which appear the most attractive for the Fund. The Subadviser believes that under normal market conditions, industrial sector weightings generally will be similar to those of the MSCI World Equity Index.

The Subadviser actively manages currency exposure in conjunction with country and stock allocation in an attempt to protect and possibly enhance the Fund's market value. Through the use of forward foreign currency exchange contracts, the Subadviser will adjust the Fund's currency weightings relative to the currency weightings in the MSCI World Equity Index to reduce exposure to currencies deemed unattractive and in certain circumstances to increase exposure to currencies deemed attractive. For further information on foreign currency exchange transactions, see "INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS -- Foreign Securities and Currencies" below.

The Fund intends to manage its portfolio actively in pursuit of its investment objective. The Fund does not expect to trade in securities for short-term profits; however, when circumstances warrant, securities may be sold without regard to the length of time held. To the extent the Fund engages in short-term trading, it may incur increased transaction costs. The annual portfolio turnover rate is generally not expected to exceed 100%.

INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS

An investment in the Fund involves certain risks. As a general matter, an investment in the Fund involves the risk that the net asset value of the Fund's shares will fluctuate in response to changes in economic conditions, and the market's perception of the securities held by the Fund. In addition, because the Fund invests primarily in common stocks, an investment in the Fund is subject to stock market risk, which means that such an investment is subject to the risk that stock prices in general will decline over short or extended periods of time. An investment in the Fund is subject to other risks as well, depending upon the particular investment techniques employed by the Fund and the types of securities in which the Fund invests.

FOREIGN SECURITIES AND CURRENCIES - The Fund invests in foreign securities, either directly or indirectly through the use of depositary receipts. Depository receipts include American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), American Depository Shares and Global Depository Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depository"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. EDRs are receipts issued by a European financial institution. GDRs are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs and GDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

Holders of an unsponsored depository receipt generally bear all costs of the unsponsored facility. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Foreign investments involve special risks, including the possibility of expropriation, confiscatory taxation, and withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets, and issuers; political, economic or social instability; and less publicly available information and different accounting standards. When investing in foreign securities, the Fund may also incur costs in conversions between currencies, possible delays in settlement in foreign securities markets, limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country), and difficulty in enforcing obligations in other countries.

Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. Although the Fund primarily invests in securities that are regularly traded on recognized exchanges, from time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.

Because most foreign securities are denominated in non-U.S. currencies, the investment performance of the Fund could be significantly affected by changes in foreign currency exchange rates. The value of the Fund's assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. Currency exchange rates can be volatile at times in response to supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation, and other political and economic conditions.

The Fund may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options, and futures transactions for hedging or risk management purposes. See "Derivative Instruments" below.

WARRANTS - A warrant is an instrument which gives the holder the right to subscribe to a specified amount of the issuer's securities at a set price for a specified period of time or on a specified date. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities and do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

CONVERTIBLE SECURITIES - The Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. Although to a lesser extent than with debt obligations generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt obligations, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all debt obligations, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non- convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because the market value of securities will fluctuate.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically are rated below investment grade or are not rated.

SMALL COMPANY AND EMERGING GROWTH STOCKS - The Fund invests primarily in stocks of larger companies, but it may from time to time invest in stocks of smaller and emerging growth companies. Investing in securities of small-sized and emerging growth companies may involve greater risks than investing in larger, more established issuers since these securities may have limited marketability and thus may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized companies than for larger, more established ones.

Although investing in securities of emerging growth companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed, and the prices of the companies' shares could significantly decline in value.

MONEY MARKET INSTRUMENTS - The Fund may invest in money market instruments of U.S. or non-U.S. issuers denominated in U.S. dollars and other currencies. Under normal circumstances the Fund will purchase these securities to invest temporary cash balances or to maintain liquidity to meet redemptions. However, the Fund may also invest in money market instruments without limitation as a temporary defensive measure taken in the Subadviser's judgment during, or in anticipation of, adverse market conditions.

Money market instruments in which the Fund may invest include: 1) commercial paper, bonds or bank obligations rated in one of the four highest rating categories by any nationally recognized statistical rating organization ("NRSRO") (e.g., Moody's Investors Service, Inc. or Standard & Poor's Ratings Group); 2) U.S. government securities (as described in the Statement Additional Information) and obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions; 3) repurchase agreements relating to debt obligations which the Fund could purchase directly; or 4) unrated debt obligations which are determined by the Adviser or the Subadviser to be of comparable quality.

Medium-quality obligations are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than that of higher-rated issuers.

All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by the Adviser or the Subadviser to consider what action, if any, the Fund should take consistent with its investment objective; such event will not automatically require the sale of the downgraded securities.

U.S. GOVERNMENT SECURITIES - U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the U.S. government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include, but are not limited to, obligations of the following:

- the Federal Housing Administration, Farmers Home Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;
- the Federal Home Loan Banks, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
- the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and
- the Student Loan Marketing Association and the Federal Home Loan Mortgage Corporation, whose securities are supported only by the credit of such agencies.

Although the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

DERIVATIVE INSTRUMENTS - Derivative instruments may be used by the Fund for hedging or risk management purposes or for any other permissible purposes consistent with the Fund's investment objective. Derivative instruments are securities or agreements whose value is based on the value of some underlying asset (e.g., a security or currency) or the level of a reference index. Options, futures, and options on futures transactions are considered derivative transactions. Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified. Derivative transactions may also include forward currency contracts and foreign currency exchange-related securities.

Because the Fund buys and sells securities and receives interest and dividends in currencies other than the U.S. dollar (the currency in which Fund shares are denominated) the Fund may from time to time enter into currency exchange transactions. The Fund enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or it enters into forward contracts to purchase or sell foreign currencies.

A forward currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date at a predetermined price. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Fund may enter into forward foreign currency exchange contracts to adjust its currency exposure relative to its benchmark, the Morgan Stanley Capital International World Equity Index. The Fund may also enter into forward foreign currency exchange contracts in connection with settlements of securities transactions and other anticipated payments or receipts. In addition, the Fund may from time to time enter into forward foreign currency exchange contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the U.S. dollar value of existing investments denominated in a foreign currency.

Forward foreign currency exchange contracts may involve the purchase or sale of a foreign currency in exchange for the U.S. dollar or may involve two foreign currencies.

Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert one currency into another will cause the Fund to assume the risk of fluctuations in the value of the currency purchased against the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities will change as a consequence of market movements between the date when the forward contract is entered into and the date when it matures. The projection of currency market movements is extremely difficult, and the successful execution of a currency management strategy is highly uncertain.

Derivative transactions in which the Fund may engage also include the writing of covered put and call options on securities and the purchase of put and call options thereon, the purchase of put and call options on securities indexes and exchange-traded options on currencies and the writing of put and call options on securities indexes. The Fund may enter into spread transactions and swap agreements. The Fund also may buy and sell financial futures contracts which may include interest-rate futures, futures on currency exchanges and stock and bond index futures contracts. The Fund may enter into any futures contracts and related options without limit for "bona fide hedging" purposes (as defined in Commodity Futures Trading Commission regulations) and for other permissible purposes, provided that aggregate initial margin and premiums on positions engaged in for purposes other than "bona fide hedging" will not exceed 5% of its net asset value, after taking into account unrealized profits and losses on such contracts.

Derivative instruments may be exchange-traded or traded in the over-the-counter ("OTC") between private parties. OTC transactions are subject to the credit risk of the counterparty to the instrument and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. When required by guidelines of the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to secure its obligations under derivative transactions. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations. In order to maintain its required cover for a derivative transaction, the Fund may need to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position.

The successful use of derivative transactions by the Fund is dependent upon the Subadviser's ability to correctly anticipate trends in the underlying asset. Hedging transactions are subject to risks; if the Subadviser incorrectly anticipates trends in the underlying asset, the Fund may be in a worse position than if no hedging had occurred. In addition, there may be imperfect correlation between the Fund's derivative transactions and the instruments being hedged.

ILLIQUID SECURITIES - The Fund may invest up to 15% of its net assets in securities that are illiquid, in that they cannot be expected to be sold within seven days at approximately the price at which they are valued. Due to the absence of an active trading market, the Fund may experience difficulty in valuing or disposing of illiquid securities. The Subadviser will determine the liquidity of the Fund's securities, under the supervision the Trust's trustees.

RESTRICTED SECURITIES, NON-PUBLICLY TRADED SECURITIES AND RULE 144A SECURITIES - The Fund may invest in restricted securities and Rule 144A securities. Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, these securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities are generally considered illiquid and are therefore subject to the Fund's 15% limitation on investments in illiquid securities.

Non-publicly traded securities (including Rule 144A securities) may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. In particular, Rule 144A securities may be resold only to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. Unregistered securities may also be sold abroad pursuant to Regulation S under the 1933 Act. Companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Acting pursuant to guidelines established by the Trustees of the Trust, restricted securities and Rule 144A securities may be considered liquid.

REPURCHASE AGREEMENTS - The Fund may engage in repurchase agreement transactions as long as the underlying securities are of the type that the Fund would be permitted to purchase directly. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Fund's holding period. The Fund will enter into repurchase agreements with respect to securities in which it may invest with member banks of the Federal Reserve System or certain non-bank dealers. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. The Adviser or the Subadviser, acting under the supervision of the Board of Trustees, reviews the creditworthiness of those banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate these risks. For additional information, see "Repurchase Agreements" in the Statement of Additional Information.

REVERSE REPURCHASE AGREEMENTS - The Fund may also enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act").

BANK OBLIGATIONS - The Fund may invest in bank obligations denominated in U.S. dollars and other currencies, such as certificates of deposit, banker's acceptances, and time deposits of domestic or foreign banks and their subsidiaries and branches, and domestic savings and loan associations.

INVESTMENT COMPANIES - As permitted by the 1940 Act, the Fund reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund.


WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES - The Fund may invest without limitation in securities purchased on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, these securities may be delivered and paid for at a future date. Purchasing when-issued or delayed-delivery securities allows the Fund to lock in a fixed price or yield on a security it intends to purchase. However, when the Fund purchases securities on such a basis, it immediately assumes the risk of ownership, including the risk of price fluctuation until the settlement date.

The greater the Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of a Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment. Although the Fund may be able to sell these securities prior to the delivery date, it will purchase when-issued or delayed-delivery securities for the purpose of actually acquiring the securities, unless after entering into the commitment a sale appears desirable for investment reasons. When required by guidelines issued by the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to secure its outstanding commitments for these types of securities.


LENDING PORTFOLIO SECURITIES - From time to time, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions who need to borrow securities to complete certain transactions. In connection with such loans, the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund can increase its income through the investment of such collateral. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

BORROWING MONEY - The Fund may borrow money from banks up to 33 1/3% of its total assets (including the amount borrowed). However, the Fund currently intends to borrow money only for temporary or emergency purposes (but not for leverage or to purchase investments) up to 5% of the value of the Fund's total assets (including the amount borrowed) valued at the time the borrowing is made.


PERFORMANCE INFORMATION

The Fund may use historical performance in advertisements, sales literature, and the prospectus. Such figures will include quotations of average annual total return for the most recent one, five, and ten year periods (or the life of the Fund if less). Average annual total return represents the rate required each year for an initial investment to equal the redeemable value at the end of the specific period. Average annual total return reflects reinvestment of all distributions.

The average annual total return of the Global Equity Fund for the period October 31, 1997 (date of commencement of operations) through December 31, 1997 was 1.18%. The Fund's investment objective and policies and the Fund's strategies will be substantially similar to those employed by the Subadviser and its affiliates with respect to certain discretionary investment management accounts under their management ("Private Accounts"). The chart below shows the historical investment performance for a composite of these Private Accounts ("Private Account Composite").


The investment performance of the Private Account Composite does not represent the Fund's performance, nor should it be interpreted as indicative of the Fund's future performance. The accounts in the Private Account Composite are not subject to the investment limitations, diversification requirements and other restrictions imposed on registered mutual funds by the 1940 Act and the Internal Revenue Code. If the accounts included in the Private Account Composite had been subject to the requirements imposed on mutual funds, their performance might have been lower.

In addition, holders of variable insurance contracts representing interests in the Fund will be subject to expenses relating to such insurance contracts. None of these performance figures reflect the expenses related to such variable insurance contracts, and since such expenses will reduce the total return to contract-holders, these performance figures may be of limited use for comparative purposes.

The investment performance results of the Private Account Composite reflect the deduction of the Fund's total annual operating expenses, estimated at 1.20%. The Fund's estimated total annual operating expenses are higher than the highest investment advisory fee charged to any private account in the Private Account Composite. The Private Account Composite performance figures are time-weighted rates of return which include all income and accrued income and realized and unrealized gains or losses.


                                         Average Annual Total Returns
                                  One               Five                Ten
                                 Year              Years               Years
                                 ----              -----               -----
As of December 31, 1997

Private Account Composite...     15.40%            14.51%              10.81%

MSCI World Equity Trade.....     15.76%            15.34%              10.57%


                                           Annual Total Returns for the Year Ended December 31,
                          1997       1996         1995        1994       1993        1992       1991        1990
                          ----       ----         ----        ----       ----        ----       ----        ----
Private Account
Composite.....           15.40%     15.02%       17.49%       2.90%     23.39%     (4.03)%     19.48%      (8.34)%
MSCI World Equity
Index.........           15.76%     13.48%       20.72%       5.07%     22.50%     (5.23)%     18.29%     (17.02)%


The Private Account Composite includes all discretionary accounts managed by the Subadviser and its affiliates invested solely in global equity securities using the same investment strategy that the Subadviser will employ on behalf of the Fund. The inception date for the Private Account Composite was October 1, 1980.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTORS SHOULD ALSO BE AWARE THAT THE USE OF METHODS OF DETERMINING PERFORMANCE DIFFERENT THAN THAT USED BY THE SUBADVISER WOULD RESULT IN DIFFERENT PERFORMANCE DATA.

MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Board of Trustees sets and reviews policies regarding the operation of the Trust, whereas the officers perform the daily functions of the Trust.

INVESTMENT MANAGEMENT OF THE FUND

THE ADVISER - Under the terms of the Investment Advisory Agreement, Nationwide Advisory Services, Inc., Three Nationwide Plaza, Columbus, Ohio 43215, oversees the investment of the assets for the Fund and supervises the daily business affairs of the Fund. Subject to the supervision and direction of the Trustees, the Adviser also evaluates and monitors the performance of the Subadviser. The Adviser is also authorized to select and place portfolio investments on behalf of the Fund; however, the Adviser does not intend to do so at this time.

The Adviser and the Trust have received from the Securities and Exchange Commission an exemptive order for the multi-manager structure which allows the Adviser to hire, replace or terminate subadvisers without the approval of shareholders; the order also allows the Adviser to revise a subadvisory agreement without shareholder approval. If a new subadviser is hired, the change will be communicated to shareholders within 90 days of such changes, and all changes will be approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or the Adviser. The order is intended to facilitate the efficient operation of the Fund and afford the Trust increased management flexibility.


The Adviser provides to the Fund investment management evaluation services principally by performing initial due diligence on prospective subadvisers for the Fund and thereafter monitoring the performance of the subadviser through quantitative and qualitative analysis as well as through periodic in-person, telephonic and written consultations with the subadviser. The Adviser has responsibility for communicating performance expectations and evaluations to the subadviser and ultimately recommending to the Trust's Board of Trustees whether the subadviser's contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of subadvisers. The Adviser will regularly provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although the Adviser will monitor the performance of the subadviser, there is no certainty that the subadviser or the Fund will obtain favorable results at any given time.

The Adviser, an Ohio corporation, is a wholly owned subsidiary of Nationwide Life Insurance Company, which is owned by Nationwide Financial Services, Inc.
(NFS). NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all the outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders. The Fund pays to the Adviser a fee at the annual rate of 1.00% of the Fund's average daily net assets.

THE SUBADVISER - Subject to the supervision of the Adviser and the Trustees, the Subadviser manages the Fund's assets in accordance with the Fund's investment objectives and policies. The Subadviser makes investment decisions for the Fund, and in connection with such investment decisions places purchase and sell orders for securities. For the investment management services it provides to the Fund, the Subadviser receives an annual fee from the Adviser in an amount equal to 0.60% on assets up to $50 million and 0.55% of assets of $50 million and over. These fees are calculated at an annual rate based on the Fund's average daily net assets. Below is a brief description of the Subadviser.


The Subadviser, with its principal offices at 522 Fifth Avenue, New York, New York 10036, is a wholly owned subsidiary of J.P. Morgan & Co. Incorporated, a bank holding company organized under the laws of Delaware. The Subadviser offers a wide range of investment management services and acts as investment adviser to corporate and institutional clients. The Subadviser uses a sophisticated, disciplined, collaborative process for managing all asset classes. As of December 31, 1997, the Subadviser had assets under management of approximately $255 billion, including approximately $25 billion in global equity portfolios.

Paul Quinsee and Nigel Emmett are primarily responsible for the day-to-day management of the Fund's portfolio. Paul Quinsee, Vice President, joined the Subadviser in 1992 as an international equity portfolio manager. Previously, he worked for five years as an equity portfolio manager with Citibank and for two years with Schroder Capital Management in London. Mr. Quinsee is an Associate of the Society of Investment Analysts. Nigel Emmett , Vice President, joined the Subadviser in 1997 as a portfolio manager with the International Equity Group. Previously, he worked as an international equity portfolio manager for two years at Brown Brothers Harriman & Co. in New York and for four years at Gartmore Investment Management in London. Mr. Emmett is an Associate Member of the Institute of Investment Management Research (UK) and is a Chartered Financial Analyst.


OTHER SERVICES

Under the terms of a Fund Administration Agreement, the Adviser also provides various administrative and accounting services to the Fund, including daily valuation of the Fund's shares and preparation of financial statements, tax returns, and regulatory reports. For these services, the Fund pays the Adviser an annual fee in the amount of 0.07% on assets up to $250 million, 0.05% on the next $750 million and 0.04% on assets of $1 billion and more. These fees are calculated at an annual rate based upon the Fund's average daily net assets.

The Transfer and Dividend Disbursing Agent, Nationwide Investors Services, Inc., ("NIS"), Three Nationwide Plaza, Columbus, Ohio 43216, serves as transfer agent and dividend disbursing agent for the Trust. The Fund pays to NIS a fee for such services at the annual rate of 0.01% of the Fund's average daily net assets. NIS is a wholly owned subsidiary of the Adviser.

In addition to paying for the advisory, fund administration and transfer agency services described above, the Fund pays its own expenses including services provided by its custodian, the Trust's independent accountants and legal counsel, charges and expenses of dividend and capital gain distributions, a portion of the compensation paid to the Trust's Trustees who are not "interested persons" of the Adviser and of the expenses of Trustees' meetings, brokerage commissions and other expenses related to securities transactions, taxes, insurance and bonding premiums, association membership dues, and expenses relating to the issuance, registration and qualification of the Fund's securities. The Fund may also pay for certain expenses relating to shareholders' meetings and to the printing and distributing of prospectuses to current shareholders.

INVESTMENT IN FUND SHARES

An insurance company may purchase shares of the Fund using purchase payments received on Contracts issued by Accounts. These Accounts are funded by shares of the Fund. Funds of Funds may also purchase shares of the Fund for their portfolios. There is no sales charge, and all shares are sold at net asset value.


Shares of the Fund are currently sold only to separate accounts of Nationwide Life Insurance Company and its wholly owned subsidiary Nationwide Life and Annuity Insurance Company to fund the benefits under the Contracts and to affiliated Fund of Funds. Substantially all of the Fund's shares were owned by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annunity Insurance Company as of April 1, 1998. The address for each of these entities is One Nationwide Plaza, Columbus, Ohio 43215.


All investments in the Fund are credited to the Accounts in the form of full and fractional shares of the Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates. Initial and subsequent purchase payments allocated to the Fund are subject to the limits applicable to the Contracts.

SHARE REDEMPTION

Redemptions are processed on any day on which the Trust is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust's transfer agent, NIS.

The net asset value per share of the Fund is determined once daily, as of the close of regular trading on the New York Stock Exchange (generally 4:00 P.M. Eastern Time), on each business day the New York Stock Exchange is open for regular trading and on such other days as the Board determines and on any other day during which there is a sufficient degree of trading in the Fund's portfolio securities that the net asset value of the Fund is materially affected by changes in the value of portfolio securities. The Fund does not compute net asset value on customary national business holidays, including the following:
Christmas, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, and Thanksgiving Day. Because the Fund invests primarily in securities listed on foreign exchanges which may operate on days on which the Fund is not priced, the securities held by the fund will be traded and the net asset value of the Fund's shares may be significantly affected on days when investors have no access to the Fund. The net asset value per share is calculated by adding the value of all securities and other assets of the Fund, deducting its liabilities, and dividing by the number of shares outstanding.


In determining net asset value, portfolio securities listed on national exchanges are valued at the last sales price on the principal exchange, or if there is no sale on that day, the securities are valued at the prior day's closing price as provided by an independent pricing organization; if the securities are traded only in the over-the-counter market, they are valued at the last quoted sale price, or if there is no sale on that day, the quoted bid prices as provided by an independent pricing organization. Other portfolio securities are valued at the quoted prices obtained from an independent pricing organization which employs a combination of methods, including among others, the obtaining and comparison of market valuations from dealers who make markets and deal in such securities and the comparison of valuations with those of other comparable securities in a matrix of such securities. The pricing service activities and results are reviewed by an officer of the Trust. Securities for which market quotations are not readily available , or for which an independent pricing organization does not provide a value or provides a value that does not represent fair value in the judgement of the Adviser, are valued at fair value in accordance with procedures adopted by the Board of Trustees. Expenses and fees are accrued daily.


The Trust may suspend the right of redemption only under the following unusual circumstances:

         when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

         when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

         during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of shareholders.

NET INCOME AND DISTRIBUTIONS


Substantially all of the net investment income, if any, of the Fund will be declared and paid as dividends quarterly in the form of additional shares of the Fund. Net realized gains of the Fund, if any, will be distributed at least annually.

ADDITIONAL INFORMATION

DESCRIPTION OF SHARES - The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund and to divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share of the Fund represents an equal proportionate interest in the Fund with each other share. The Trust reserves the right to create and issue shares of a number of different funds and currently has authorized 15 separate funds. The shares of each fund participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a fund, its shareholders are entitled to share pro rata in the net assets of such fund available for distribution to shareholders.

VOTING RIGHTS - Shareholders are entitled to one vote for each share held. Shareholders may vote in the election or removal of Trustees and on other matters submitted to meetings of shareholders. Generally, amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding voting securities of the Trust. The Trustees may, however, amend the Declaration of Trust without the vote or consent of shareholders to:

         designate series of the Trust;

         change the name of the Trust; or

         supply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Declaration of Trust to the requirements of applicable federal and state laws or regulations if they deem it necessary.

Shares have no pre-emptive or conversion rights. Shares, when issued, are fully paid and nonassessable. In regard to termination, sale of assets, or changes of fundamental investment restrictions, the right to vote is limited to the holders of shares of the particular fund affected by the proposal. However shares of all funds would vote together, and not by fund, in the election of Trustees. If an issue must be approved by a majority as defined by the 1940 Act, a "majority of the outstanding voting securities" it means the lesser of (i) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or more than (ii) 50% of the outstanding shares. For the election of Trustees only a plurality is required.


SHAREHOLDER INQUIRIES - All inquiries regarding the Fund should be directed to the Trust at the telephone number or address shown on the cover page of this Prospectus.

TAX STATUS


The Trust's policy is to cause the Fund to qualify as a regulated investment company and to meet the requirements of Subchapter M of the Internal Revenue Code (the "Code"). The Fund intends to distribute all, or substantially all, of its taxable net income and capital gains to shareholders; therefore, it is expected that the fund will not be required to pay any federal income taxes on its investment income.

Because the Fund is treated as a separate entity for purposes of the regulated investment company provisions of the Code, the assets, income, and distributions of the Fund are considered separately from those of other funds of the Trust for purposes of determining whether or not the Fund qualifies as a regulated investment company. The Fund intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of the Contracts. See the Statement of Additional Information for more specific information.

The tax treatment of payments made by an Account to a Contractholder is described in the separate account prospectus.

CONTENTS                                                      PAGE

Sale of Fund Shares                                             2

Summary of Expenses                                             2

Financial Highlights                                            3

Investment Objective and Policies                               4

Investment Techniques, Considerations and
  Risk Factors                                                  6

Performance Information                                        14

Management of the Trust                                        15

Investment in Fund Shares                                      18

Share Redemption                                               18

Net Income and Distributions                                   19

Additional Information                                         19

Tax Status                                                     20



INVESTMENT ADVISOR AND ADMINISTRATOR
Nationwide Advisory Services, Inc.
Three Nationwide Plaza
Columbus, Ohio  43215

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Nationwide Investors Services, Inc.
P.O. Box 1492
Three Nationwide Plaza
Columbus, Ohio 43216

AUDITORS
Coopers & Lybrand L.L.P.
100 East Broad Street
Columbus, Ohio 43215

LEGAL COUNSEL
Druen, Dietrich, Reynolds & Koogler
One Nationwide Plaza
Columbus, Ohio 43215

PROSPECTUS
MAY 1, 1998

                        SHARES OF BENEFICIAL INTEREST OF
                         NATIONWIDE STRATEGIC VALUE FUND
                        NATIONWIDE STRATEGIC GROWTH FUND
                                  TWO SERIES OF
                        NATIONWIDE SEPARATE ACCOUNT TRUST
                             THREE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215

                         FOR INFORMATION AND ASSISTANCE,
                          CALL TOLL-FREE 1-800-848-6331

Nationwide Strategic Value Fund and Nationwide Strategic Growth Fund are two separate diversified portfolios of the Nationwide Separate Account Trust (the "Trust"). The Trust is an open-end management investment company organized under the laws of Massachusetts, by a Declaration of Trust, dated June 30, 1981, as subsequently amended. The Trust currently offers shares in 15 separate mutual funds, each with its own investment objective. This Prospectus relates only to two of those funds, Nationwide Strategic Value Fund and Nationwide Strategic Growth Fund (collectively, the "Funds" and individually a "Fund"). The shares of the Funds are sold to other open-end investment companies created by Nationwide Advisory Services, Inc., the Fund's investment adviser, as well as to life insurance company separate accounts to fund the benefits of variable life insurance policies and annuity contracts. Nationwide Advisory Services, Inc. may from time to time use one or more subadvisers to manage the Fund's portfolios as a part of a multi-manager structure (see "Investment Management of the Fund").


Nationwide Strategic Value Fund (the "Value Fund") has as its primary investment objective long-term capital appreciation principally through investment in common stocks and other equity securities. Current income is a secondary objective.

Nationwide Strategic Growth Fund (the "Growth Fund") seeks capital growth. The Growth Fund invests primarily in equity securities that the Fund's subadviser believes have above-average growth prospects.


This Prospectus provides you with the basic information you should know before investing in either Fund. You should read it and keep it for future reference. A Statement of Additional Information dated May 1, 1998, has been filed with the Securities and Exchange Commission. You can obtain a copy without charge by calling 1-800-848-6331, or writing Nationwide Life Insurance Company, One Nationwide Plaza, Columbus, Ohio 43215.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE STATEMENT OF ADDITIONAL INFORMATION FOR THE FUNDS, DATED MAY 1, 1998, IS INCORPORATED HEREIN BY REFERENCE.

SALE OF FUND SHARES

Shares of the Funds are sold to life insurance company separate accounts (the "Accounts") to fund the benefits of variable life insurance policies or annuity contracts ("Contracts") issued by life insurance companies, as well as to other open-end investment companies (each, a "Fund of Funds") created by Nationwide Advisory Services, Inc. (the "Adviser"), the Funds' investment adviser. The Accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the Contracts. The Fund then uses the proceeds to buy securities for its portfolio. Each Fund of Funds and Account, as a shareholder, has an ownership interest in a Fund's investments. Each Fund also offers to buy back (redeem) its shares from the Funds of Funds or the Accounts at any time at net asset value.

The Adviser, together with a subadviser (the "Subadviser"), manages the portfolio of each Fund from day to day to accomplish such Fund's investment objectives. The types of investments and the way they are managed depend on what is happening in the economy and the financial marketplaces.

SUMMARY OF EXPENSES

                                                                                            Value Fund          Growth Fund
SHAREHOLDER TRANSACTION EXPENSES                                                               None                None

ESTIMATED ANNUAL FUND OPERATING EXPENSES(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees                                                                                .90%                .90%
12b-1 Fees                                                                                     None                None
Other Expenses (after voluntary fee reductions)                                                .10%                .10%
Estimated Total Fund Operating Expenses (after voluntary fee reductions)(1)                   1.00%               1.00%


This summary is provided to assist investors in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. The amount of "Other Expenses" is based on estimated amounts for the fiscal year ending December 31, 1998.


Example: You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:

                    1 year           3 years
                    ------           -------

Value Fund            $10              $32
Growth Fund           $10              $32

THE EXAMPLE SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



--------
(1) The Adviser has agreed with the Trust to waive management fees or to reimburse expenses incurred by each Fund if necessary to limit the total expense ratio of each Fund to a maximum of 1.00% through April 30, 1999.

For more information on Fund expenses, see "MANAGEMENT OF THE TRUST" below.

FINANCIAL HIGHLIGHTS

           SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                                       STRATEGIC VALUE              STRATEGIC GROWTH
                                                                            FUND                          FUND
                                                                       ---------------              ----------------
                                                                         PERIOD FROM                  PERIOD FROM
                                                                      OCTOBER 31, 1997             OCTOBER 31, 1997
                                                                        (COMMENCEMENT               (COMMENCEMENT
                                                                        OF OPERATIONS)              OF OPERATIONS)
                                                                     THROUGH DECEMBER 31,         THROUGH DECEMBER 31,
                                                                            1997                         1997
                                                                            ----                         ----
NET ASSET VALUE--BEGINNING OF
  PERIOD                                                                  $10.00                      $10.00
Net investment income                                                       0.01                        0.01
Net realized gain and unrealized appreciation on investments                0.15                        0.21
                                                                          ------                      ------
   Total from investment operations                                         0.16                        0.22
                                                                          ------                      ------
Dividends from net investment income                                       (0.01)                      (0.01)
                                                                          ------                      ------
 Net increase in net asset value                                            0.15                        0.21
                                                                          ------                      ------
 NET ASSET VALUE - END OF PERIOD                                          $10.15                      $10.21
                                                                          ======                      ======
Total Return                                                                1.63%                       2.20%
Ratios and supplemental data:
Net Assets, end of period (000)                                           $1,469                      $1,347
   Ratio of expenses to average net assets                                  1.00%*                      1.00%*
   Ratio of expenses to average net assets**                                5.54%*                      6.33%*
   Ratio of net investment income to average net assets                     0.96%*                      0.68%*
   Ratio of net investment income to average net assets**                  (3.58)%*                    (4.65)%*
   Portfolio turnover                                                       5.38%                      27.32%
   Average commission rate paid***                                        $.0603                      $.0620
-----------------------------------------------------------------------------------------------------------------



    *Ratios are annualized for periods of less than one year.
   **Ratios calculated as if no fees were waived or expenses reimbursed. ***Represents the total amount of commissions paid in portfolio equity transactions divided by the total number of shares purchased and sold by the Fund for which commissions were charged.

The information in the Financial Highlights has been audited by Coopers & Lybrand L.L.P., Independent Auditors, whose report thereon together with the financial statements appearing in the Annual Report for the Trust, are incorporated by reference in the Statement of Additional Information. The Trust's Statement of Additional Information and the Annual Report, which contains further information about the Funds' performance, may be obtained free of charge by calling 1-800-848-6331.

INVESTMENT OBJECTIVES AND POLICIES

NATIONWIDE STRATEGIC VALUE FUND

The Value Fund's primary investment objective is long-term capital appreciation, and portfolio securities are selected primarily with a view to achievement of this objective. Current income is a secondary objective in the selection of investments.

The policy of the Value Fund is to invest in securities which are believed by such Fund's subadviser to offer the possibility of increase in value, for the most part common stocks of established companies having a strong financial position and a low stock market valuation at the time of purchase (as measured by price/earnings ratios as compared with average price/earnings ratios of major market indices, e.g., Standard & Poor's 500 Index) in relation to investment value (as measured by prospective earnings and dividend growth rates as compared with market averages of such rates). Investments are then monitored by the subadviser for price movement and earnings developments. Once a security is purchased, it will generally be held in the Value Fund's portfolio until it no longer meets the Value Fund's financial or valuation criteria as determined by the subadviser.

The Value Fund expects to purchase and sell securities at such times as it deems to be in the best interest of its shareholders. Although there may be some short-term portfolio turnover, the subadviser will generally purchase securities that are expected to appreciate in value over the long term. The Value Fund anticipates that its annual portfolio turnover rate will not significantly exceed 50%. The Value Fund, however, has not placed any limit on its rate of portfolio turnover and securities may be sold without regard to the time they have been held when, in the opinion of the subadviser, investment considerations warrant such action.

The Value Fund does not concentrate its investments in any particular industry or group of industries, but diversifies its holdings among as many different companies and industries as seems appropriate in the light of conditions prevailing at any given time.

Other than as considered appropriate for cash reserves, the Value Fund will generally maintain a fully invested position in common stocks of publicly-held companies, primarily in stocks of companies listed on a national securities exchange and other equity securities (common stock or securities convertible into common stocks). Investments may also be made in debt securities which are convertible into equity securities and preferred stocks which are convertible into common stock and in warrants or other rights to purchase common stock, which in each case are considered equity securities by the Value Fund. The Value Fund's subadviser rarely engages in market timing by shifting the portfolio or a significant portion thereof in or out of the market in anticipation of market fluctuations. Although the Value Fund's portfolio will normally be fully invested in equity securities as described above, a portion of its assets may be held from time to time in cash or cash equivalents (e.g., short-term money market securities such as U.S. Treasury bills, prime-rated commercial paper, certificates of deposit, variable rate demand notes, or repurchase agreements) when the subadviser is unable to identify attractive equity investments. Variable rate demand notes are non-negotiable instruments. The instruments the Value Fund invests in are rated at least A1 by Standard & Poor's. However, the Value Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation.



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NATIONWIDE STRATEGIC GROWTH FUND

The Growth Fund seeks capital growth. The Growth Fund invests primarily in equity securities that such Fund's subadviser believes have above-average growth prospects.

Under normal market conditions, the Growth Fund will invest at least 65% of its total assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds. While the emphasis of the Growth Fund is clearly on equity securities, the Growth Fund may invest a limited portion of its assets in debt obligations when the subadviser perceives that they are more attractive than stocks on a long-term basis. The Growth Fund may invest up to 35% of its total assets in debt obligations, including intermediate- to long-term corporate or U.S. government debt securities. Although the debt obligations in which the Growth Fund invests will be primarily investment grade, the Growth Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.

The Growth Fund generally will invest in companies whose earnings are believed to be in a relatively strong growth trend, and, to a lesser extent, in companies in which significant further growth is not anticipated but whose market value is thought to be undervalued. In identifying companies with favorable growth prospects, the subadviser ordinarily looks to certain other characteristics, such as the following:

         --       prospects for above-average sales and earnings growth;
         --       high return on invested capital;
         --       overall financial strength, including sound financial and
                  accounting policies and a strong balance sheet;
         --       competitive advantages, including innovative products and
                  service;
         --       effective research, product development, and marketing; and
         --       stable, capable management.

GENERAL

At various times the Funds may invest in derivative instruments for hedging or risk management purposes or for any other permissible purpose. See "INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS - Derivative Instruments" below.

In addition, for temporary or emergency purposes as determined by the applicable Subadviser, each Fund may invest up to 100% of its total assets in cash, short-term fixed income securities and/or short-term money market obligations as described below.

For a further discussion of the types of securities in which the Funds may invest and the related investment techniques, see "INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS" below.

While there is careful selection of the securities in which the Fund may invest and constant supervision of the Fund's portfolio by a group of professional investment managers, there can be no guarantee that either



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Fund's investment objectives will be achieved. The investment objectives of the
Funds are not fundamental and may be changed by the Board of Trustees without shareholder approval.

MANAGEMENT OF THE FUNDS

The Adviser provides investment management evaluation services to each Fund in initially selecting and monitoring on an ongoing basis the performance of a subadviser to manage each Fund's portfolio. The Adviser has selected Strong Capital Management, Inc. ("Strong") to be the subadviser of each of the Funds. Strong has subcontracted with Schafer Capital Management, Inc. ("Schafer Capital") to subadvise the Value Fund. See "MANAGEMENT OF THE TRUST -- Investment Management of the Fund" below for further information.

INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS

An investment in the Funds involves certain risks. As a general matter, an investment in the Funds involves the risk that the net asset value of the Funds' shares will fluctuate in response to changes in economic conditions, and the market's perception of the securities held by the Funds. In addition, because the Funds invest primarily in common stocks, an investment in the Funds is subject to stock market risk, which means that such an investment is subject to the risk that stock prices in general will decline over short or extended periods of time. An investment in the Funds is subject to other risks as well, depending upon the particular investment techniques employed by the Funds and the types of securities in which the Funds invest.

SMALL COMPANY AND EMERGING GROWTH STOCKS - Investing in securities of small-sized and emerging growth companies may involve greater risks than investing in larger, more established issuers since these securities may have limited marketability and thus may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized companies than for larger, more established ones.

Securities of issuers in "special situations" also may be more volatile, since the market value of these securities may decline in value if the anticipated benefits do not materialize. Companies in "special situations" include, but are not limited to, companies involved in an acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer, a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the companies' securities; or a change in corporate control.

Although investing in securities of emerging growth companies or of issuers in "special situations" offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed, and the prices of the companies' shares could significantly decline in value. Therefore, an investment in a Fund may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies.



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FOREIGN SECURITIES AND CURRENCIES - Each Fund may invest up to 25% of its total assets in foreign securities, either directly or indirectly through the use of depository receipts. Depository receipts, including American Depository Receipts, European Depository Receipts and American Depository Shares, are generally issued by banks or trust companies and evidence ownership of underlying foreign securities. Each Fund may also invest in securities of foreign investment funds or trusts (including passive foreign investment companies).

Foreign investments involve special risks, including the possibility of expropriation, confiscatory taxation, and withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets, and issuers; political, economic or social instability; and less publicly available information and different accounting standards. When investing in foreign securities, a Fund may also incur costs in conversions between currencies, possible delays in settlement in foreign securities markets, limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country), and difficulty in enforcing obligations in other countries.

Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. Although the Funds generally invest only in securities that are regularly traded on recognized exchanges or in the over-the-counter market ("OTC"), from time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects. Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.

Each Fund may invest a portion of its assets in securities of issuers in developing or emerging markets and economies. Investing in securities of issuers in developing or emerging markets involves special risks, including less social, political, and economic stability; smaller securities markets and lower trading volume, which may result in a lack of liquidity and greater price volatility; certain national policies that may restrict a Fund's investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in a Fund's loss of its entire investment in that market; and less developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property.

In addition, brokerage commissions, custodial services, withholding taxes, and other costs relating to investment in emerging markets generally are more expensive than in the U.S. and certain more established foreign markets. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures negotiated or imposed by the countries with which they trade.

Because most foreign securities are denominated in non-U.S. currencies, the investment performance of a Fund could be significantly affected by changes in foreign currency exchange rates to the extent such Fund invests in non-U.S. dollar denominated securities. The value of a Fund's assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. Currency exchange rates can be volatile at times in response to supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation, and other political and economic conditions.

Each Fund may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options, and futures transactions for hedging or any other lawful purpose. See "Derivative Instruments" below.

WARRANTS - Each Fund may invest in warrants. A warrant is an instrument which gives the holder the right to subscribe to a specified amount of the issuer's securities at a set price for a specified period of time or on a specified date. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities and do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

CONVERTIBLE SECURITIES - Each Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. Although to a lesser extent than with debt obligations generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt obligations, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all debt obligations, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because the market value of securities will fluctuate.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer.

Because of the subordination feature, however, convertible securities typically are rated below investment grade or are not rated.

DEBT OBLIGATIONS - Debt obligations in which each Fund may invest generally will be investment grade debt obligations, although the Growth Fund may invest up to 5% of its assets in non-investment grade debt obligations. Subject to the limitations described above, each Fund may invest in high-quality short-term money market obligations. A Fund's risk and return potential, with respect to debt obligations, depends in part on the maturity and credit-quality characteristics of such investments in its portfolio. In general, the longer the maturity of a debt obligation, the greater its sensitivity to changes in interest rates. Similarly, debt obligations issued by less creditworthy entities tend to carry higher yields than those with higher credit ratings. The market value of all debt obligations is also affected by changes in the prevailing interest rates. Therefore, the market value of such instruments generally reacts inversely to interest rate changes. If the prevailing interest rates decrease, the market value of debt obligations generally increases. If the prevailing interest rates increase, the market value of debt obligations generally decreases. Investment grade debt obligations and short-term money market obligations in which each Fund may invest include: 1) bonds or bank obligations rated in one of the four highest rating categories by any nationally recognized statistical rating organization ("NRSRO") (e.g., Moody's Investors Service, Inc. or Standard & Poor's Ratings Group); 2) U.S. government securities (as described below); 3) commercial paper rated in one of the two highest ratings categories of any NRSRO; 4) short-term bank obligations that are rated in one of the two highest categories by any NRSRO, with respect to obligations maturing in one year or less; 5) repurchase agreements relating to debt obligations which such Fund could purchase directly; 6) unrated debt obligations which are determined by the Subadviser to be of comparable quality, including variable rate demand notes; 7) mortgage-backed and asset-backed securities; or 8) money market mutual funds.

Medium-quality obligations are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than that of higher-rated issuers.

All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by the applicable Subadviser to consider what action, if any, the Fund should take consistent with its investment objective; such event will not automatically require the sale of the downgraded securities.

HIGH YIELD CORPORATE DEBT OBLIGATIONS - The Growth Fund may invest up to 5% of the value of its total assets in corporate debt obligations that are not investment grade securities or are not rated but are determined by the Subadviser to be of comparable quality and may include bonds in default (commonly known as "junk bonds").

Medium and lower rated securities will usually have higher yields than higher rated securities. However, there is more risk associated with these investments. This is because of reduced creditworthiness and increased risk of default. Under rating agency guidelines, medium and lower rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium and lower rated securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to make required interest and principal payments. The foregoing factors may, under certain circumstances, reduce the value of securities held by the Fund and thus affect the value of the Fund's shares.

Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. The ratings of Moody's and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities.

The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of the Fund to dispose of particular portfolio investments, may adversely affect the Fund's net asset value per share and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value the Fund's portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of the Fund to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain liquid securities in the Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may significantly increase.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect the Fund's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do the market values of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than are the market values of higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than the risk of loss on investment grade securities, because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

High yield U.S. corporate securities in which the Fund may invest include bonds, debentures, notes, and commercial paper and will generally be unsecured. Most of the debt securities will bear interest at fixed rates. However, the Fund may also invest in corporate debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

U.S. GOVERNMENT SECURITIES - U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the U.S. government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:

- the Federal Housing Administration, Farmers Home Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;
- the Federal Home Loan Banks whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
- the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and
- the Student Loan Marketing Association and the Federal Home Loan Mortgage Corporation, whose securities are supported only by the credit of such agencies.

Although the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

DERIVATIVE INSTRUMENTS - Derivative instruments may be used by each of the Funds for hedging or risk management purposes or for any other permissible purposes consistent with that Fund's investment objective. Derivative instruments are securities or agreements whose value is based on the value of some underlying asset (e.g., a security or currency) or the level of a reference index. Options, futures, and options on futures transactions are considered derivative transactions. Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.

In addition to options, futures, and options on futures transactions, derivative transactions may include short sales in which the Fund sells a security for delivery at a future date. Derivative transactions may also include (i) forward currency contracts and foreign currency exchange-related securities; (ii) swaps, in which two parties agree to exchange a series of cash flows in the future, such as interest-rate payments; (iii) interest-rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (iv) interest-rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and (v) structured instruments which combine the foregoing in different ways.

Derivative transactions in which the Funds may engage include the writing of covered put and call options on securities and the purchase of put and call options thereon, the purchase of put and call options on securities indices and exchange-traded options on currencies and the writing of put and call options on securities indices. The Funds may enter into spread transactions and swap agreements. The Funds also may buy and sell financial futures contracts which may include interest-rate futures, futures on currency exchanges and stock and bond index futures contracts. The Funds may enter into any futures contracts and related options without limit for "bona fide hedging" purposes (as defined in Commodity Futures Trading Commission regulations) and for other permissible purposes, provided that aggregate initial margin and premiums on positions engaged in for purposes other than "bona fide hedging" will not exceed 5% of its net asset value, after taking into account unrealized profits and losses on such contracts. Each Fund may also enter into forward currency contracts to purchase or sell foreign currencies.

Derivative instruments may be exchange-traded or traded in OTC transactions between private parties. OTC transactions are subject to the credit risk of the counterparty to the instrument and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. When required by guidelines of the Securities and Exchange Commission, a Fund will set aside permissible liquid assets in a segregated account to secure its obligations under derivative transactions. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations. In order to maintain its required cover for a derivative transaction, a Fund may need to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position.

The successful use of derivative transactions by each Fund is dependent upon the applicable Subadviser's ability to correctly anticipate trends in the underlying asset. Hedging transactions are subject to risks; if the Subadviser incorrectly anticipates trends in the underlying asset, the Fund may be in a worse position than if no hedging had occurred. In addition, there may be imperfect correlation between a Fund's derivative transactions and the instruments being hedged.

SHORT SALES - Each Fund may engage in short sales of securities. In a short sale, a Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, such Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a fee which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Each Fund also must deposit in a segregated account an amount of cash or liquid assets equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain daily the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any interest the Fund may be required to pay in connection with the short sale. The dollar amount of short sales at any one time (not including short sales against the box) may not exceed 25% of the net assets of each Fund.


REAL ESTATE SECURITIES - Although the Funds will not invest in real estate directly, each Fund may invest in equity securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments and, as a result, such Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of Internal Revenue Code, as amended (the "Code").

ILLIQUID SECURITIES - Each Fund may invest up to 15% of its net assets in securities that are illiquid, in that they cannot be expected to be sold within seven days at approximately the price at which they are valued. Due to the absence of an active trading market, a Fund may experience difficulty in valuing or disposing of illiquid securities. The Subadviser will determine the liquidity of the Fund's securities, under the supervision of the Trust's trustees.

RESTRICTED SECURITIES, NON-PUBLICLY TRADED SECURITIES AND RULE 144A SECURITIES - Each Fund may invest in restricted securities and Rule 144A securities. Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, these securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities are generally considered illiquid and are therefore subject to the Fund's 15% limitation on investments in illiquid securities.

Non-publicly traded securities (including Rule 144A securities) may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. In particular, Rule 144A securities may be resold only to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. Unregistered securities may also be sold abroad pursuant to Regulation S under the 1933 Act. Companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Acting pursuant to guidelines established by the Trustees of the Trust, restricted securities and Rule 144A securities may be considered liquid.

REPURCHASE AGREEMENTS - Each Fund may engage in repurchase agreement transactions as long as the underlying securities are of the type that such Fund would be permitted to purchase directly. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Fund's holding period. Each Fund will enter into repurchase agreements with respect to securities in which it may invest with member banks of the Federal Reserve System or certain non-bank dealers. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. The Adviser or the applicable Subadviser, acting under the supervision of the Board of Trustees, reviews the creditworthiness of those banks and non-bank dealers with which the Funds enter into repurchase agreements to evaluate these risks. For additional information, see "Repurchase Agreements" in the Statement of Additional Information.

REVERSE REPURCHASE AGREEMENTS - Each of the Funds may also enter into reverse repurchase agreements with the same parties with whom they may enter into repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act").

BANK OBLIGATIONS - Each Fund may invest in bank obligations denominated in U.S. dollars and other currencies, such as certificates of deposit, banker's acceptances, and time deposits of domestic or foreign banks and their subsidiaries and branches, and domestic savings and loan associations.

INVESTMENT COMPANIES - As permitted by the 1940 Act, each Fund reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of a Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. Such Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund.

The Funds may also invest, to a limited extent, in foreign investment companies. Some of the countries in which the Funds invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for a Fund to invest in a foreign investment company in a country which permits direct foreign investment. The Funds do not intend to invest in such investment companies unless, in the judgment of the Subadviser, the potential benefits of such investments justify the payment of any associated fees or expenses.


WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES - Each Fund may invest without limitation in securities purchased on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, these securities may be delivered and paid for at a future date. Purchasing when-issued or delayed-delivery securities allows a Fund to lock in a fixed price or yield on a security it intends to purchase. However, when a Fund purchases securities on such a basis, it immediately assumes the risk of ownership, including the risk of price fluctuation until the settlement date.

The greater a Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of a Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment. Although a Fund may be able to sell these securities prior to the delivery date, it will purchase them for the purpose of actually acquiring the securities, unless after entering into the commitment a sale appears desirable for investment reasons. When required by guidelines issued by the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to secure its outstanding commitments for these types of securities.


LENDING PORTFOLIO SECURITIES - From time to time, each Fund may lend its portfolio securities to brokers, dealers and other financial institutions which need to borrow securities to complete certain transactions. In connection with such loans, a Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Fund can increase its income through the investment of such collateral. A Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. A Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

BORROWING MONEY - Each Fund may borrow money from banks up to 33 1/3% of the Fund's total assets (including the amount borrowed). However, the Funds currently intend to borrow money only for temporary or emergency purposes (but not for leverage or to purchase investments) up to 5% of the value of that Fund's total assets (including the amount borrowed) valued at the time the borrowing is made.

PERFORMANCE INFORMATION


Each Fund may use historical performance in advertisements, sales literature, and the prospectus. Such figures will include quotations of average annual total return for the most recent one, five, and ten year periods (or the life of the Fund if less). Average annual total return represents the rate required each year for an initial investment to equal the redeemable value at the end of the specific period. Average annual total return reflects reinvestment of all distributions.

The average annual total return for the Strategic Growth Fund and the Strategic Value Fund for the period from October 31, 1997 (date of commencement of operations) through December 31, 1997, was 2.20% and 1.63%, respectively. The Growth Fund's investment objective and policies and the Fund's strategies will be substantially similar to those employed by Strong, with respect to the Strong Growth Fund; and the Value Fund's investment objective and policies and the Fund's strategies will be substantially similar to those employed by Schafer Capital with respect to the Strong Schafer Value Fund, Inc. The charts below show the historical investment performance for the Strong Growth Fund and the Strong Schafer Value Fund, Inc.
(collectively, the "Strong Funds").

The investment performance of either of the Strong Funds does not represent the corresponding Fund's performance and should not be construed as a substitute for that Fund's performance, nor should it be interpreted as indicative of a Fund's future performance.

The investment performance results of the Strong Growth Fund reflect the deduction of its total annual operating expenses of 1.30% as of December 31, 1997. The Growth Fund's estimated total annual operating expenses are 1.00%, and are expected to be lower than the total annual operating expenses of the Strong Growth Fund. The investment performance results of the Strong Schafer Value Fund, Inc. reflect the deduction of its total annual operating expenses of 1.21% as of December 31, 1997. The Value

Fund's estimated total annual operating expenses are 1.00%, and are expected to be lower than the total annual operating expenses of the Strong Schafer Fund, Inc. The total return performance figures of the Strong Funds represent the change, over a specified period of time, in the value of an investment in the fund after reinvesting all income and capital gains distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.



                                                     AVERAGE ANNUAL TOTAL RETURNS
                                          --------------------------------------------------
                                            ONE        FIVE           TEN           SINCE
                                           YEAR       YEARS          YEARS        INCEPTION*
AS OF December 31, 1997

Strong Growth Fund                         19.05%                                    23.85%

Strong Schafer Value Fund                  29.31%      20.45%         19.32%         16.81%



*  Strong Growth Fund commenced operations on 12/31/93.
   Strong Schafer Value Fund commenced operations on 10/22/85.



                                         ANNUAL TOTAL RETURNS FOR THE YEAR ENDED DECEMBER 31

                                        1997       1996    1995       1994         1993   1992

Strong Growth Fund                     19.05%     19.52%   41.00%     17.27%      -----   -----

Strong Schafer Value Fund              29.31%     23.17%   34.15%    (4.28)%      23.98%  18.67%


PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTORS SHOULD ALSO BE AWARE THAT THE USE OF METHODS OF DETERMINING PERFORMANCE DIFFERENT THAN THAT USED BY THE SUBADVISER WOULD RESULT IN DIFERENT PERFORMANCE DATA.

MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

The business and affairs of the Trust are managed under the direction of its Board of Trustees.
The Board of Trustees sets and reviews policies regarding the operation of the Trust, whereas the officers perform the daily functions of the Trust.

INVESTMENT MANAGEMENT OF THE FUND

THE ADVISER - Under the terms of the Investment Advisory Agreement, Nationwide Advisory Services, Inc., Three Nationwide Plaza, Columbus, Ohio 43215, oversees the investment of the assets for the Funds and supervises the daily business affairs of the Funds. Subject to the supervision and direction of the Trustees, the Adviser also evaluates and monitors the performance of the Subadvisers. The Adviser is also authorized to select and place portfolio investments on behalf of the Fund; however, the Adviser does not intend to do so at this time.


The Adviser and the Trust have received from the Securities and Exchange Commission an exemptive order for the multi-manager structure which allows the Adviser to hire, replace or terminate subadvisers for the Growth Fund without the approval of shareholders; the order would also allow the Adviser to revise a subadvisory agreement without shareholder approval. If a new subadviser is hired, the change will be communicated to shareholders within 90 days of such change and all changes will be approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or the Adviser. The order is intended to facilitate the efficient operation of the Fund and afford the Trust increased management flexibility. The Adviser and the Trust intend to apply for an amendment to this exemptive order in order to extend the relief to the Value Fund .


The Adviser provides to each Fund investment management evaluation services principally by performing initial due diligence on prospective subadvisers for the Fund and thereafter monitoring the performance of the subadvisers through quantitative and qualitative analysis as well as through periodic in-person, telephonic and written consultations with the subadvisers. The Adviser has responsibility for communicating performance expectations and evaluations to the subadvisers and ultimately recommending to the Trust's Board of Trustees whether each subadviser's contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of subadvisers. The Adviser will regularly provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although the Adviser will monitor the performance of the subadvisers, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

The Adviser, an Ohio corporation, is a wholly owned subsidiary of Nationwide Life Insurance Company, which is owned by Nationwide Financial Services, Inc.
(NFS). NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all the outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders. Each Fund pays to the Adviser a fee at the annual rate of 0.90% of that Fund's average daily net assets.

THE SUBADVISERS - Subject to the supervision of the Adviser and the Trustees, Strong manages the Growth Fund's assets and Schafer Capital, through a sub-contract with Strong, manages the Value Fund's assets in accordance with such Fund's investment objective and policies. Strong and Schafer Capital shall make investment decisions for its respective Fund, and, in connection with such investment decisions, place purchase and sell orders for securities. For the investment management services provided to the Funds, Strong receives an annual fee from the Adviser in an amount equal to 0.50% on assets of each

Fund up to $500 million and 0.45% on assets of each Fund of $500 million and more. These fees are calculated at an annual rate based on each Fund's average daily net assets. Pursuant to its subcontract with Schafer Capital, Strong pays Schafer Capital's subadvisory fees. Below is a brief description of each Subadviser.

SCHAFER CAPITAL MANAGEMENT, INC. ("SCHAFER CAPITAL"), 101 Carnegie Center, Princeton, New Jersey 08540, a Delaware corporation formed in 1984 and registered under the Investment Advisers Act of 1940, serves as subadviser to the Value Fund.

David K. Schafer, Schafer Capital's controlling person (within the meaning of the 1940 Act) and sole shareholder, has been in the investment management business for more than twenty-five years. Mr. Schafer is the President of Schafer Capital and is primarily responsible for the day-to-day management of the Value Fund's portfolio. Mr. Schafer is also a minority shareholder of Schafer Cullen Capital Management, Inc. Mr. Schafer was a securities analyst, first for Arnold Bernhard & Co., Inc., publisher of The Value Line Investment Survey, from June 1966 to June 1968; for J & W Seligman & Co. from June 1968 to December 1970; and for Fariston Management Corp., from January 1971 to November 1972. In 1972, he joined the treasury department of INCO Ltd. to supervise the investment managers of that company's pension assets, and in 1974 he began managing a portion of those assets himself. In 1981, Mr. Schafer left INCO Ltd. to found Schafer Capital.


STRONG CAPITAL MANAGEMENT, INC. ("STRONG"), P.O. Box 2936, Milwaukee, Wisconsin 53201, a Wisconsin corporation formed in 1974 and registered under the Investment Advisers Act of 1940, serves as subadviser to the Growth Fund. Strong provides investment management services for mutual funds and other investment portfolios representing assets of over $29 billion.

Ronald C. Ognar, a Chartered Financial Analyst with more than 25 years of investment experience is primarily responsible for the day-to-day management of the Growth Fund's portfolio. Mr. Ognar joined Strong in April 1993 after two years as a principal and portfolio manager with RCM Capital Management. For approximately three years prior to that, he was a portfolio manager at Kemper Financial Services in Chicago. Mr. Ognar began his investment career in 1968 at LaSalle National Bank in Chicago after serving two years in the U.S. Army. He also manages the Strong Growth Fund, Strong Growth Fund II and Strong Growth 20 Fund, and co-manages the Strong Total Return Fund.


OTHER SERVICES

Under the terms of a Fund Administration Agreement, the Adviser also provides various administrative and accounting services to the Funds, including daily valuation of each Fund's shares and preparation of financial statements, tax returns, and regulatory reports. For these services, each Fund pays the Adviser an annual fee in the amount of 0.07% on assets up to $250 million, 0.05% on the next $750 million and 0.04% on assets of $1 billion and more. These fees are calculated at an annual rate based upon each Fund's average daily net assets.

The Transfer and Dividend Disbursing Agent, Nationwide Investors Services, Inc., ("NIS"), Three Nationwide Plaza, Columbus, Ohio 43216, serves as transfer agent and dividend disbursing agent for the Trust. Each Fund pays to NIS a fee for such services at the annual rate of 0.01% of each Fund's average daily net assets. NIS is a wholly owned subsidiary of the Adviser.

In addition to paying for the advisory, fund administration and transfer agency services described above, each Fund pays its own expenses including services provided by its custodian, the Trust's independent accountants and legal counsel, charges and expenses of dividend and capital gain distributions, a portion of the compensation paid to the Trust's Trustees who are not "interested persons" of the Adviser and of the expenses of Trustees' meetings, brokerage commissions and other expenses related to securities transactions, taxes, insurance and bonding premiums, association membership dues, and expenses relating to the issuance, registration and qualification of such Fund's securities. Each Fund may also pay for certain expenses relating to shareholders' meetings and to the printing and distributing of prospectuses to current shareholders.

INVESTMENT IN FUND SHARES

An insurance company may purchase shares of the Fund using purchase payments received on Contracts issued by Accounts. These Accounts are funded by shares of the Funds. Funds of Funds may also purchase shares of a Fund for their portfolios.
There is no sales charge, and all shares are sold at net asset value.


Shares of the Funds are currently sold only to separate accounts of Nationwide Life Insurance Company and its wholly owned subsidiary Nationwide Life and Annuity Insurance Company to fund the benefits under the Contracts and to affiliated Funds of Funds. Substantially all of each Fund's shares were owned by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company of April 1, 1998. The address for each of these entities is One Nationwide Plaza, Columbus, Ohio 43215.


All investments in the Funds are credited to the Accounts in the form of full and fractional shares of the Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates. Initial and subsequent purchase payments allocated to a Fund are subject to the limits applicable to the Contracts.

SHARE REDEMPTION

Redemptions are processed on any day on which the Trust is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust's transfer agent, NIS.

The net asset value per share of each Fund is determined once daily, as of the close of regular trading on the New York Stock Exchange (generally 4:00 P.M. Eastern Time), on each business day the New York Stock Exchange is open for regular trading and on such other days as the Board determines and on any other day during which there is a sufficient degree of trading in that Fund's portfolio securities that the net asset value of such Fund is materially affected by changes in the value of portfolio securities. The Funds do not compute net asset value on customary national business holidays, including the following: Christmas, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, and Thanksgiving Day. The net asset value per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding.

In determining net asset value, portfolio securities listed on national exchanges are valued at the last sales price on the principal exchange, or if there is no sale on that day, the securities are valued at the prior day's closing prices as provided by an independent pricing organization. Securities traded in the over-the-counter market, are valued at the last quoted sales price, or if there is no sale on that day, the quoted bid price as provided by an independent pricing organization. Other portfolio securities are valued at the quoted prices obtained from an independent pricing organization which employs a combination of methods, including among others, the obtaining and comparison of market valuations from dealers who make markets and deal in such securities and the comparison of valuations with those of other comparable securities in a matrix of such securities. The pricing service activities and results are reviewed by an officer of the Trust. Securities for which market quotations are not readily available, or for which an independent pricing organization does not provide a value or provides a value that does not represent fair market value in the judgement of the Adviser, are valued at fair value in accordance with procedures adopted by the Board of Trustees. Expenses and fees are accrued daily.


The Trust may suspend the right of redemption only under the following unusual circumstances:

         when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;
         when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

         during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of shareholders.

NET INCOME AND DISTRIBUTIONS


Substantially all of the net investment income, if any, of the Funds will be declared and paid as dividends quarterly in the form of additional shares of each Fund. Net realized capital gains of a Fund, if any, will be distributed at least annually.

ADDITIONAL INFORMATION

DESCRIPTION OF SHARES - The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue shares of a number of different funds and currently has authorized 15 separate funds. The shares of each fund participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a fund, its shareholders are entitled to share pro rata in the net assets of such fund available for distribution to shareholders.

VOTING RIGHTS - Shareholders are entitled to one vote for each share held. Shareholders may vote in the election or removal of Trustees and on other matters submitted to meetings of shareholders. Generally, amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding voting securities of the Trust. The Trustees may, however, amend the Declaration of Trust without the vote or consent of shareholders to:

         designate series of the Trust;

         change the name of the Trust; or

         supply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Declaration of Trust to the requirements of applicable federal and state laws or regulations if they deem it necessary.

Shares have no pre-emptive or conversion rights. Shares, when issued, are fully paid and nonassessable. In regard to termination, sale of assets, or changes of fundamental investment restrictions, the right to vote is limited to the holders of shares of the particular fund affected by the proposal. However, shares of all funds would vote together, and not by fund, in the election of Trustees. If an issue must be approved by a majority as defined by the 1940 Act a "majority of the outstanding voting securities" means the lesser of (i) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. For the election of Trustees only a plurality is required.


SHAREHOLDER INQUIRIES - All inquiries regarding the Funds should be directed to the Trust at the telephone number or address shown on the cover page of this Prospectus.

TAX STATUS


The Trust's policy is to cause each Fund to qualify as a regulated investment company and to meet the requirements of Subchapter M of the Internal Revenue Code (the "Code"). Each Fund intends to distribute all, or substantially all, of its taxable net income and capital gains to shareholders; therefore, it is expected that the Funds will not be required to pay any federal income taxes on their investment income.

Because each Fund is treated as a separate entity for purposes of the regulated investment company provisions of the Code, the assets, income, and distributions of a Fund are considered separately from those of other funds of the Trust for purposes of determining whether or not the Fund qualifies as a regulated investment company. Each Fund intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of the Contracts. See the Statement of Additional Information for more specific information.

The tax treatment of payments made by an Account to a Contractholder is described in the separate account prospectus.

CONTENTS                                                                   PAGE

Sale of Fund Shares                                                          2

Summary of Expenses                                                          2

Financial Highlights                                                         3

Investment Objective and Policies                                            4

Investment Techniques, Considerations
   and Risk Factors                                                          6

Performance Information                                                     16

Management of the Trust                                                     17

Investment in Fund Shares                                                   20

Share Redemption                                                            20

Net Income and Distributions                                                21

Additional Information                                                      21

Tax Status                                                                  22

INVESTMENT ADVISER AND ADMINISTRATOR
Nationwide Advisory Services, Inc.
Three Nationwide Plaza
Columbus, Ohio 43215

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Nationwide Investors Services, Inc.
P.O.  Box 1492
Three Nationwide Plaza
Columbus, Ohio 43216

AUDITORS
Coopers & Lybrand L.L.P.
100 East Broad Street
Columbus, OH 43215

LEGAL COUNSEL
Druen, Dietrich, Reynolds & Koogler
One Nationwide Plaza
Columbus, Ohio 43215

PROSPECTUS
MAY 1, 1998

                        SHARES OF BENEFICIAL INTEREST OF
                            NATIONWIDE BALANCED FUND
                                  ONE SERIES OF
                        NATIONWIDE SEPARATE ACCOUNT TRUST
                             THREE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215

                         FOR INFORMATION AND ASSISTANCE,
                          CALL TOLL FREE 1-800-848-6331

Nationwide Balanced Fund is a diversified portfolio of the Nationwide Separate Account Trust (the "Trust"). The Trust is an open-end management investment company organized under the laws of Massachusetts, by a Declaration of Trust, dated June 30, 1981, as subsequently amended. The Trust currently offers shares in 15 separate mutual funds, each with its own investment objective. This Prospectus relates only to one of those funds, Nationwide Balanced Fund (the "Fund"). The shares of the Fund are sold to other open-end investment companies created by Nationwide Advisory Services, Inc., the Fund's investment adviser, as well as to life insurance company separate accounts to fund the benefits of variable life insurance policies and annuity contracts. Nationwide Advisory Services, Inc. may from time to time use one or more subadvisers to manage the Fund's portfolio as a part of a multi-manager structure (See "Investment Management of the Fund").


The Fund seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities). As a secondary objective, the Fund seeks to take advantage of opportunities for growth of capital and income. The Fund seeks to achieve its objectives primarily through investments in a broad variety of securities, including equity securities, fixed-income securities and short-term obligations.


This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information dated May 1, 1998, has been filed with the Securities and Exchange Commission. You can obtain a copy without charge by calling 1-800-848-6331, or writing Nationwide Life Insurance Company, One Nationwide Plaza, Columbus, Ohio 43215.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE STATEMENT OF ADDITIONAL INFORMATION FOR THE FUND, DATED
MAY 1, 1998, IS INCORPORATED HEREIN BY REFERENCE.

SALE OF FUND SHARES

Shares of the Fund are sold to life insurance company separate accounts (the "Accounts") to fund the benefits of variable life insurance policies or annuity contracts ("Contracts") issued by life insurance companies, as well as to other open-end investment companies (each, a "Fund of Funds") created by Nationwide Advisory Services, Inc. (the "Adviser"), the Fund's investment adviser. The Accounts purchase shares of the Fund in accordance with variable account allocation instructions received from owners of the Contracts. The Fund then uses the proceeds to buy securities for its portfolio. Each Fund of Funds and Account, as a shareholder, has an ownership interest in the Fund's investments. The Fund also offers to buy back (redeem) its shares from the Fund of Funds or the Accounts at any time at net asset value.

The Adviser, together with a subadviser, manages the portfolio from day to day to accomplish the Fund's investment objectives. The types of investments and the way they are managed depend on what is happening in the economy and the financial marketplaces.

SUMMARY OF EXPENSES

Shareholder Transaction Expenses                               None

Estimated Annual Fund Operating Expenses
(as a percentage of average net assets)
Management Fees                                                0.75%
12b-1 Fees                                                     None
Other Expenses                                                 0.15%
                                                               ----
Estimated Total Fund Operating Expenses(1)                     0.90%
                                                               ====


This summary is provided to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The amount of "Other Expenses" is based on estimated amounts for the fiscal year ending December 31, 1998.


Example: You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:

                1 year            3 years
                ------            -------
                   $9               $29

THE EXAMPLE SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

For more information on Fund expenses, see "MANAGEMENT OF THE TRUST" below.



---------------------------
(1) The Adviser has agreed with the Trust to waive management fees or to reimburse expenses incurred by the Fund if necessary to limit the total expense ratio of the Fund to a maximum of 0.90% through April 30, 1999.

FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                            PERIOD FROM
                                                          OCTOBER 31, 1997
                                                           (COMMENCEMENT
                                                           OF OPERATIONS)
                                                        THROUGH DECEMBER 31
                                                               1997
                                                               ----

NET ASSET VALUE--BEGINNING OF PERIOD                          $10.00
Net investment income                                           0.05
Net realized gain and unrealized
  appreciation on investments                                   0.10
                                                              ------
   Total from investment operations                             0.15
                                                              ------
Dividends from net investment income                           (0.05)
                                                              ------
   Net increase in net asset value                              0.10
                                                              ------
NET ASSET VALUE--END OF PERIOD                                $10.10
                                                              ======
Total Return                                                    1.46%
Ratios and supplemental data:
   Net Assets, end of period (000)                            $1,886
   Ratio of expenses to average net assets                      0.90%*
   Ratio of expenses to average net assets**                    4.90%*
   Ratio of net investment income to average
     net assets                                                 4.08%*
   Ratio of net investment income to average
     net assets**                                               0.08%*
Portfolio turnover                                              0.19%
Average commission paid***                                    $.0583

--------------------------------------------------------------------------------

  * Ratios are annualized for periods of less than one year. Total return and portfolio turnover are not annualized.

 **  Ratios calculated as if no fees were waived or expenses reimbursed.

*** Represents the total amount of commissions paid in portfolio equity transactions divided by the total number of shares purchased and sold by the Fund for which commissions were charged.

 The information in the Financial Highlights has been audited by Coopers & Lybrand L.L.P., Independent Auditors, whose report thereon, together with the financial statements appearing in the Annual Report for the Trust, are incorporated by reference in the Statement of Additional Information. The Trust's Statement of Additional Information and the Annual Report may be obtained free of charge by calling 1-800-848-6331.

INVESTMENT OBJECTIVES AND POLICIES

The primary investment objective of the Fund is to obtain above average income (compared to a portfolio entirely invested in equity securities). The Fund's secondary objective is to take advantage of opportunities for growth of capital and income. The policy of the Fund is to invest in a broad variety of securities, including equity securities, fixed-income securities and short-term obligations. The Fund may vary the percentage of assets invested in any one type of security in accordance with the Fund's subadviser's view of existing and anticipated economic and market conditions, fiscal and monetary policy and underlying security values. Under normal market conditions, it is anticipated that at least 40% of the Fund's total assets will be invested in equity securities and that at least 25% of the Fund's total assets will be invested in fixed income senior securities.

Equity securities include common and preferred stock (including convertible preferred stock), bonds, notes and debentures convertible into common or preferred stock, stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and American, Global or other types of Depository Receipts. Most of the equity securities purchased by the Fund are expected to be traded on a stock exchange or in an over-the-counter market although the Fund may purchase securities for which there is a limited trading market or which are subject to restriction on resale to the public.

The Fund's subadviser will have discretion to invest in the full range of maturities of fixed-income securities. Generally, most of the Fund's long-term debt investments will consist of "investment grade" securities; that is, securities rated Baa or better by Moody's Investor Services, Inc. ("Moody's") or BBB or better by Standard & Poor's Corporation ("S&P") or unrated securities determined by the subadviser to be of comparable quality to securities so rated. While debt securities carrying the fourth highest quality rating ("Baa" by Moody's or "BBB" by S&P) are considered investment grade and are viewed to have adequate capacity for payment of principal and interest, investments in such securities involve a higher degree of risk than the risk associated with debt securities in the higher rating categories, and such debt securities lack outstanding investment characteristics and in fact have speculative characteristics as well. See the Appendix to the Statement of Additional Information for a description of these ratings.

Up to 20% of the Fund's net assets may be invested in nonconvertible fixed income securities that are rated Ba or lower by Moody's or BB or lower by S&P or that are determined by the subadviser to be of comparable quality. These securities are commonly known as "junk bonds." There is no limit on the amount of the Fund's assets that can be invested in convertible securities rated below investment grade. For additional information on these lower rated, high yield debt securities, which involve a high degree of risk, see "INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS -- High Yield Securities" below.

In addition to corporate debt securities, the Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, mortgage-backed securities, including collateralized mortgage obligations, zero coupon bonds, deferred interest bonds, and bonds on which the interest is payable in kind ("PIK Bonds"). Deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value and provide for a period of delay before the regular payment of interest begins. PIK Bonds pay all or a portion of their interest in the form of debt or equity securities. The Characteristics and related risks of these bonds are similar to those of zero coupon bonds. For additional information on zero coupon bonds, PIK Bonds and Deferred Interest Bonds, see "INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS -- Zero Coupon Securities, PIK Bonds and Deferred Payment Securities."

The Fund may invest up to 20% (and generally expects to invest between 10% and 20%) of its total assets in foreign securities (including American Depositary Receipts ("ADRs")). The Fund may also invest a portion of its assets in Loan Participations and Assignments (as described more fully below under "INVESTMENT TECHNIQUES, CONSIDERATIONS, AND RISK FACTORS -- Loan Participations and Assignments"), may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities, and may lend portfolio securities.

At various times the Fund may invest in derivative instruments for hedging or risk management purposes or for any other permissible purpose. See "INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS - Derivative Instruments" below. With the exception of currency transactions, however, it is not presently anticipated that any of these strategies will be used to a significant degree by the Fund. The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the Securities and Exchange Commission, the Commodities Futures Trading Commission and the federal income tax requirements applicable to regulated investment companies.

In addition, for temporary or emergency purposes as determined by the Fund's subadviser, the Fund can invest up to 100% of its total assets in short-term money market obligations.

For a further discussion of the types of securities in which the Fund may invest and related investment techniques, see "INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS" below.

While there is careful selection of the securities in which the Fund may invest and constant supervision of the Fund's portfolio by a group of professional investment managers, there can be no guarantee that the Fund's investment objectives will be achieved. The investment objectives of the Fund are not fundamental and may be changed by the Board of Trustees of the Trust without shareholder approval.

MANAGEMENT OF THE FUND

The Adviser provides investment management evaluation services to the Fund in initially selecting and monitoring on an ongoing basis the performance of a subadviser to manage the Fund's portfolio. The Adviser has selected Salomon Brothers Asset Management Inc to be the subadviser (the "Subadviser") of the Fund. See "MANAGEMENT OF THE TRUST -- Investment Management of the Fund" below for further information.

INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS

An investment in the Fund involves certain risks. As a general matter, an investment in the Fund involves the risk that the net asset value of the Fund's shares will fluctuate in response to changes in economic conditions, interest rates, and the market's perception of the securities held by the Fund. In addition, because the Fund invests in common stocks and bonds, an investment in the Fund is subject to stock market risk, i.e., the risk that stock prices in general will decline over short or extended periods of time, and bond market risk, i.e., the risk that the market price of bonds in general will fluctuate. Bond prices fluctuate largely in response to changes in the level of interest rates. When interest rates rise, bond prices generally fall; conversely, when interest rates fall, bond prices generally rise. Although the fluctuation in the price of bonds is normally less than that of common stocks, in the recent past there have been extended periods of cyclical increases in interest rates, causing significant declines in the price of bonds in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate term securities ( which tend to be less volatile in price) into long term securities ( which tend to be more volatile in price). However, because current income always increases total return, the current income generated by the Fund will offset to some degree any adverse price fluctuations of the securities held by the Fund. As a result, the return volatility of the Fund should be lower than the return volatility of a fund that does not receive current income. An investment in the Fund is subject to other risks as well, depending upon the particular investment techniques employed by the Fund and the types of securities in which the Fund invests.


FOREIGN SECURITIES AND CURRENCIES - The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through the use of depositary receipts and intends to invest as much as 10% of its total assets in foreign securities which are not publicly traded in the United States. Depository receipts, including ADRs, European Depository Receipts and American Depository Shares, are generally issued by banks or trust companies and evidence ownership of underlying foreign securities. The Fund may also invest in securities of foreign investment funds or trusts (including passive foreign investment companies).

Foreign investments involve special risks, including the possibility of expropriation, confiscatory taxation, and withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets, and issuers; political, economic or social instability; less publicly available information; and different accounting standards. When investing in foreign securities, the Fund may also incur costs in conversions between currencies, possible delays in settlement in foreign securities markets, limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country), and difficulty in enforcing obligations in other countries.

Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. Although the Fund generally invests only in securities that are regularly traded on recognized exchanges or in the over-the-counter market ("OTC"), from time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects. Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.

The Fund may invest a portion of its assets in securities of issuers in developing or emerging markets and economies. Investing in securities of issuers in developing or emerging markets involves special risks, including less social, political, and economic stability; smaller securities markets and lower trading volume, which may result in a lack of liquidity and greater price volatility; certain national policies that may restrict the Fund's investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in the Fund's loss of its entire investment in that market; and less developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property.

In addition, brokerage commissions, custodial services, withholding taxes, and other costs relating to investment in emerging markets generally are more expensive than in the U.S. and certain more established foreign markets. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures negotiated or imposed by the countries with which they trade.

Because most foreign securities are denominated in non-U.S. currencies, the investment performance of the Fund could be significantly affected by changes in foreign currency exchange rates. The value of the Fund's assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. Currency exchange rates can be volatile at times in response to supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation, and other political and economic conditions.

The Fund may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options, and futures transactions for hedging or risk management purposes. See "Derivative Instruments" below.

WARRANTS - A warrant is an instrument which gives the holder the right, but not the obligation, to subscribe to a specified amount of the issuer's securities at a set price for a specified period of time or on a specified date. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities and do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

CONVERTIBLE SECURITIES - The Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. Although to a lesser extent than with debt obligations generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt obligations, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all debt obligations, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non- convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because the market value of securities will fluctuate.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically are rated below investment grade or are not rated.

MONEY MARKET OBLIGATIONS - As described above, debt obligations in which the Fund may invest generally will be medium and lower grade debt obligations, although the Fund may invest its assets in high-quality short-term money market obligations.

Money market obligations in which the Fund may invest include: 1) U.S. government securities (as described below); 2) commercial paper rated in one of the two highest ratings categories of any nationally recognized statistical rating organization ("NRSRO") (e.g., Moody's or S&P); 3) short-term bank obligations that are rated in one of the two highest categories by any NRSRO, with respect to obligations maturing in one year or less; 4) repurchase agreements relating to debt obligations which the Fund could purchase directly;
5) unrated debt obligations which are determined by the Adviser or the Subadviser to be of comparable quality; or 6) money market mutual funds.

MEDIUM QUALITY OBLIGATIONS - Medium-quality obligations are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium quality securities may be more vulnerable to adverse economic conditions or changing circumstances than that of higher-rated issuers.

All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by the Adviser or the Subadviser to consider what action, if any, the Fund should take consistent with its investment objective; such event will not automatically require the sale of the downgraded securities.

HIGH YIELD SECURITIES - The Fund may invest without limitation in domestic and foreign "high yield" convertible securities (commonly known as "junk bonds"), and may invest up to 20% of its net assets in non-convertible securities of this type.

Medium and lower rated securities will usually have higher yields than higher rated securities. However, there is more risk associated with these investments. This is because of reduced creditworthiness and increased risk of default. Under rating agency guidelines, medium and lower rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium and lower rated securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest and principal payments in the event of adverse business, financial or economic conditions, or to be behind in making principal and interest payments. Such securities are considered speculative with respect to the issuer's capacity to make required interest and principal payments. The foregoing factors may, under certain circumstances, reduce the value of securities held by the Fund and thus affect the value of the Fund's shares.

Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. The ratings of Moody's and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of the Fund to dispose of particular portfolio investments, may adversely affect the Fund's net asset value per share and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value the Fund's portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of the Fund to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain liquid securities in the Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may significantly increase.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect the Fund's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do the market values of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than are the market values of higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than the risk of loss on investment grade securities, because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

The development of a market for high yield non-U.S. corporate securities has been a relatively recent phenomenon. In contrast, the market for high yield U.S. corporate debt securities is more established than the market for high yield non-U.S. corporate securities, although it has undergone significant changes in the past and may undergo significant changes in the future.

High yield non-U.S. and U.S. corporate securities in which the Fund may invest include bonds, debentures, notes, commercial paper and preferred stock and will generally be unsecured. Most of the debt securities will bear interest at fixed rates. However, the Fund may also invest in corporate debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

Investing in fixed and floating rate high yield foreign sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debts when due may depend on general economic and political conditions within the relevant country. Countries such as those in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in come cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign debt obligations in the event of default under their commercial bank loan agreements.

Certain debt obligations, customarily referred to as "Brady Bonds," are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-dominated) and they are actively traded in the over-the-counter secondary market. Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Certain interest payments on these Brady Bonds may be collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is typically equal to between 12 and 18 months of rolling interest payments or, in the case of floating rate bonds, initially is typically equal to between 12 and 18 months rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter with the balance of interest accruals in each case being uncollateralized. The Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Based upon current market conditions, the Fund does not intend to purchase Brady Bonds which, at the time of investment, are in default as to payments. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. A substantial portion of the Brady Bonds and other sovereign debt securities in which the Fund invests are likely to be acquired at a discount, which involves certain considerations discussed below under "Tax Status."



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Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

U.S. GOVERNMENT SECURITIES - U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the U.S. government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include, but are not limited to, obligations of the following:

- the Federal Housing Administration, Farmers Home Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;

- the Federal Home Loan Banks, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;

- the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and

- the Student Loan Marketing Association and the Federal Home Loan Mortgage Corporation ("FHLMC"), whose securities are supported only by the credit of such agencies.

Although the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

MORTGAGE-BACKED SECURITIES - The Fund may purchase mortgage-backed securities. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or by private issuers, generally originators of or investors in mortgage loans, including savings and loan associations, mortgage bankers,

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commercial banks, investment banks, and special purpose entities (collectively,
"private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. The underlying mortgage assets may have fixed rates or adjustable rates of interest.

The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is higher than expected will reduce yield to maturity, while a prepayment rate that is lower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities.

Unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. The Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. In this event, the value of the mortgage securities in the Fund would likely decrease. Also, the Fund's net asset value could vary to the extent that current yields on adjustable rate mortgage securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgages is based lags behind changes in market rates. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgages which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

The Fund may also purchase mortgage-backed securities issued by private issuers, which may entail greater risk than mortgage-backed securities that are guaranteed by the U.S. government, its agencies or instrumentalities. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate

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default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

FLOATING AND VARIABLE RATE INSTRUMENTS - The Fund may invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. The Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The Subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. For a further discussion of floating and variable rate obligations, see "Additional Information on Portfolio Instruments and Investment Policies - Floating and Variable Rate Instruments" in the Statement of Additional Information.

ZERO COUPON SECURITIES, PIK BONDS AND DEFERRED PAYMENT SECURITIES - The Fund may invest in zero coupon securities, PIK bonds and deferred payment securities.

Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. The Fund also may purchase PIK Bonds. PIK Bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon securities, PIK Bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of the Fund's limitation on investments in illiquid securities.

Current federal income tax law requires the holder of a zero coupon security, certain PIK Bonds, deferred payment securities and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

LOAN PARTICIPATIONS AND ASSIGNMENTS - The Fund may invest in Loan Participations and Assignments. The Fund considers these investments to be investments in debt securities for purposes of this Prospectus. Loan Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the

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Participation. In the event of the insolvency of the lender selling a
Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Fund will acquire Loan Participations only if the lender interpositioned between the Fund and the borrower is determined by the Subadviser to be creditworthy. When the Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

The Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

The Board of Trustees has adopted policies and procedures for the purpose of determining whether Assignments and Loan Participations are liquid or illiquid. Pursuant to those policies and procedures, the Board of Trustees has delegated to the Subadviser the determination as to whether a particular Loan Participation or Assignment is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of quotes, the number of dealers willing to sell and the number of potential purchasers, the nature of the Loan Participation or Assignment and the time needed to dispose of it and the contractual provisions of the relevant documentation. The Board of Trustees periodically reviews purchases and sales of Assignments and Loan Participations. To the extent that liquid Assignments and Loan Participation that the Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the Fund's assets invested in illiquid assets would increase. The Subadviser, under the supervision of the Board of Trustees, monitors Fund investments in Assignments and Loan Participations and will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

In valuing a Loan Participation or Assignment held by the Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, the Fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

DERIVATIVE INSTRUMENTS - Derivative instruments may be used by the Fund for hedging or risk management purposes or for any other permissible purposes consistent with the Fund's investment objective. Derivative instruments are securities or agreements whose value is based on the value of some underlying asset (e.g., a security or currency) or the level of a reference index. Options, futures, and options on futures transactions are considered derivative transactions. Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified. Derivative transactions may also include forward currency contracts and foreign currency exchange-related securities.

Derivative transactions in which the Fund may engage include the writing of covered put and call options on securities and the purchase of put and call options thereon, the purchase of put and call options on securities indices and exchange-traded options on currencies and the writing of put and call options on securities indices. The Fund may enter into spread transactions and swap agreements. The Fund also may buy and sell financial futures contracts, which may include interest-rate futures, futures on currency exchanges and stock and bond index futures contracts. The Fund may enter into any futures contracts and related options without limit for "bona fide hedging" purposes (as defined in Commodity Futures Trading Commission regulations) and for other permissible purposes, provided that aggregate initial margin and premiums on positions engaged in for purposes other than "bona fide hedging" will not exceed 5% of its net asset value, after taking into account unrealized profits and losses on such contracts. The Fund may also enter into forward currency contracts to purchase or sell foreign currencies.

Derivative instruments may be exchange-traded or traded in OTC transactions between private parties. OTC transactions are subject to the credit risk of the counterparty to the instrument and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. When required by guidelines of the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to secure its obligations under derivative transactions. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations. In order to maintain its required cover for a derivative transaction, the Fund may need to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position.

The successful use of derivative transactions by the Fund is dependent upon the Subadviser's ability to correctly anticipate trends in the underlying asset. Hedging transactions are subject to risks; if the Subadviser incorrectly anticipates trends in the underlying asset, the Fund may be in a worse position than if no hedging had occurred. In addition, there may be imperfect correlation between the Fund's derivative transactions and the instruments being hedged.

ILLIQUID SECURITIES - The Fund may invest up to 15% of its net assets in securities that are illiquid, in that they cannot be expected to be sold within seven days at approximately the price at which they are valued. Due to the absence of an active trading market, the Fund may experience difficulty in valuing or disposing of illiquid securities. The Subadviser will determine the liquidity of the Fund's securities, under the supervision of the Trust's trustees.

RESTRICTED SECURITIES, NON-PUBLICLY TRADED SECURITIES AND RULE 144A SECURITIES - The Fund may invest in restricted securities and Rule 144A securities. Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, these securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities are generally considered illiquid and are therefore subject to the Fund's 15% limitation on investments in illiquid securities.

Non-publicly traded securities (including Rule 144A securities) may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. In particular, Rule 144A securities may be resold only to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. Unregistered securities may also be sold abroad pursuant to Regulation S under the 1933 Act. Companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Acting pursuant to guidelines established by the Trustees of the Trust, restricted securities and Rule 144A securities may be considered liquid.

REPURCHASE AGREEMENTS - The Fund may engage in repurchase agreement transactions as long as the underlying securities are of the type that the Fund would be permitted to purchase directly. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Fund's holding period. The Fund will enter into repurchase agreements with respect to securities in which it may invest with member banks of the Federal Reserve System or certain non-bank dealers. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. The Adviser or the Subadviser, acting under the supervision of the Board of Trustees, reviews the creditworthiness of those banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate these risks. For additional information, see "Repurchase Agreements
- Additional

Information on Portfolio Instruments and Investment Policies" in the Statement of Additional Information.

REVERSE REPURCHASE AGREEMENTS - The Fund may also enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act").

BANK OBLIGATIONS - The Fund may invest in bank obligations, such as certificates of deposit, banker's acceptances, and time deposits of domestic or foreign banks and their subsidiaries and branches (only if the time deposits are denominated in U.S. dollars), and domestic savings and loan associations. While these bank obligations will be issued by institutions whose accounts are insured by the Federal Deposit Insurance Corporation ("FDIC"), the Fund may invest in the obligations in amounts in excess of the FDIC insurance coverage (currently $100,000 per account).

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations.

Investors should also be aware that securities issued or guaranteed by foreign banks, foreign branches of U.S. banks, and foreign government and private issuers may involve investment risks in addition to those relating to domestic obligations. See " -- Foreign Securities and Currencies" above. The Fund will not purchase bank obligations which SBAM Limited believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the Fund's investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to the Fund's investments, the effect may be to reduce the income received by the Fund on such investments.

INVESTMENT COMPANIES - As permitted by the 1940 Act, the Fund reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund.


WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES - The Fund may invest without limitation in securities purchased on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, these securities may be delivered and paid for at a future date, generally within 45 days (for mortgage-backed securities, the delivery date may extend to as long as 120 days). Purchasing when-issued or delayed-delivery securities allows the Fund to lock in a fixed price or yield on a security it intends to purchase. However, when the Fund purchases securities on such a basis, it immediately assumes the risk of ownership, including the risk of price fluctuation until the settlement date.

The greater the Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of a Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment. Although the Fund may be able to sell these securities prior to the delivery date, it will purchase them for the purpose of actually acquiring the securities, unless after entering into the commitment a sale appears desirable for investment reasons. When required by guidelines issued by the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to secure its outstanding commitments for these types of securities.


LENDING PORTFOLIO SECURITIES - From time to time, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions who need to borrow securities to complete certain transactions. In connection with such loans, the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund can increase its income through the investment of such collateral. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.



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BORROWING MONEY - The Fund may borrow money from banks up to 33-1/3% of its total assets (including the amount borrowed). However, the Fund currently intends to borrow money only for temporary or emergency purposes (but not for leverage or to purchase investments) up to 5% of the value of the Fund's total assets (including the amount borrowed) valued at the time the borrowing is made.

PORTFOLIO TURNOVER

The Fund will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever the Adviser or the Subadviser believes it to be in the best interests of the Fund. The Fund will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies.

The annual portfolio turnover rate for the Fund is not expected to exceed 33% of the fixed income securities portion of the Fund's portfolio but will be greater than 100% with respect to the equity securities portion of the Fund's portfolio. Higher turnover rates will generally result in higher transaction costs to the Fund, as well as higher brokerage expenses and higher levels of capital gains. The portfolio turnover rates of the Fund may vary greatly from year to year and within a particular year.

PERFORMANCE INFORMATION


The Fund may use historical performance in advertisements, sales literature, and the prospectus. Such figures will include quotations of average annual total return for the most recent one, five, and ten year periods (or the life of the Fund if less). Average annual total return represents the rate required each year for an initial investment to equal the redeemable value at the end of the specific period. Average annual total return reflects reinvestment of all distributions.

The Fund may also advertise its SEC yield. The SEC yield is based on a 30-day period. This yield takes into account the yields to maturity on all debt instruments and all dividends accrued on equity securities, since equity securities do not have maturity dates. The SEC yield is computed by dividing the net investment income per share earned during the 30-day period by the maximum offering price per share on the last day of the period.

The average annual total return of the Balanced Fund for the period October 31, 1997 (commencement of operations) through March 31, 1998 was 7.64%. The Fund's portfolio manager is the same as, and its investment objective, policies and strategies are substantially similar to, those employed by the Subadviser with respect to another open-end U.S. registered investment company (the "SBAM Fund"). Set forth in the chart below is performance data provided by the Subadviser relating to the SBAM Fund. The size of the SBAM Fund ranged from approximately $5.7 million to approximately $94.9 million during the period shown.


The investment performance of the SBAM Fund does not represent the Fund's performance and should not be construed as a substitute for the Fund's performance, nor should it be interpreted as indicative of the Fund's future performance. The results shown below should not be deemed to be indicative of future results for the Fund owing to differences in brokerage commissions and dealer spreads, expenses, including investment advisory fees, the size of positions taken in relation to fund size, timing of purchases and sales and market conditions at the time of a transaction, timing of cash flows and availability of cash for new investments.

The Benchmark in the chart is an amalgamation of two indices: 50% of the Benchmark's results are composed of the performance of the Standard & Poor's Index of 500 Stocks (the "S&P 500"), and 50% is composed of the performance of the Salomon Smith Barney Broad Investment-Grade (BIG) Bond Index (the "BIG Bond Index"). The S&P 500 is an unmanaged index of 500 large company stocks and includes reinvested dividends. S&P 500 results are based on the historical performance of this unmanaged index and do not reflect the deduction of advisory fees or transaction costs. The BIG Bond Index is an unmanaged index designed to cover the investment-grade universe of bonds issued in the United States and includes institutionally traded investment-grade U.S. Treasury, Government-sponsored (agency and supranational), mortgage and corporate securities. The BIG Bond Index results are based on the historical performance of this unmanaged index and do not reflect the deduction of advisory fees or transaction costs. If the Benchmark reflected the deduction of fees and expenses, its performance would be lower.

The performance data shown below should be read in conjunction with the information that follows.


                                      SBAM Fund                Benchmark
                                  Annualized Return        Annualized Return
                                  -----------------        -----------------
Year Ending
March 31, 1998                           25.12%                  29.10%

Since October 1, 1995                    20.84%                  19.22%
(The SBAM Fund commenced
investment operations on
September 11, 1995)



The performance results shown above for the SBAM Fund are based on total returns reflecting realized and unrealized gains and losses and income, including that derived from cash positions. Returns are calculated monthly and are compounded monthly. The performance results are time-weighted on a daily basis and market-weighted based on market values determined as of the first business day of each month. The performance results are net of transaction costs and reflect the deduction of advisory and other fees incurred by the SBAM Fund, at a total annual rate of 0.50%. These fees are lower than the total operating expenses that will be charged to and associated with investing in the Fund. The performance of the SBAM Fund would have been lower if it had been subject to the fees and expenses of the Fund. The performance results also reflect reinvestment of dividends and capital gains distributions, if any.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTORS SHOULD ALSO BE AWARE THAT THE USE OF METHODS OF DETERMINING PERFORMANCE DIFFERENT THAN THAT USED BY THE SUBADVISER WOULD RESULT IN DIFFERENT PERFORMANCE DATA.

MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Board of Trustees sets and reviews policies regarding the operation of the Trust, whereas the officers perform the daily functions of the Trust.

INVESTMENT MANAGEMENT OF THE FUND

THE ADVISER - Under the terms of the Investment Advisory Agreement, Nationwide Advisory Services, Inc., Three Nationwide Plaza, Columbus, Ohio 43215, oversees the investment of the assets for the Fund and supervises the daily business affairs of the Fund. Subject to the supervision and direction of the Trustees, the Adviser also evaluates and monitors the performance of the Subadviser. The Adviser is also authorized to select and place portfolio investments on behalf of the Fund; however, the Adviser does not intend to do so at this time.


The Adviser and the Trust have received from the Securities and Exchange Commission an exemptive order for the multi-manager structure which allows the Adviser to hire, replace or terminate subadvisers without the approval of shareholders; the order also allows the Adviser to revise a subadvisory agreement without shareholder approval. If a new subadviser is hired, the change will be communicated to shareholders within 90 days of such change, and all changes will be approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or the Adviser. The order is intended to facilitate the efficient operation of the Fund and afford the Trust increased management flexibility.


The Adviser provides to the Fund investment management evaluation services principally by performing initial due diligence on prospective subadvisers for the Fund and thereafter by monitoring the performance of the subadviser through quantitative and qualitative analysis as well as through periodic in-person, telephonic and written consultations with the subadviser. The Adviser has responsibility for communicating performance expectations and evaluations to the subadviser and ultimately recommending to the Trust's Board of Trustees whether the subadviser's contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of subadvisers. The Adviser will regularly provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although the Adviser will monitor the performance of the subadviser, there is no certainty that the subadviser or the Fund will obtain favorable results at any given time.

The Adviser, an Ohio corporation, is a wholly owned subsidiary of Nationwide Life Insurance Company, which is owned by Nationwide Financial Services, Inc.
(NFS). NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all the outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the common stock of Nationwide Corporation is held by Nationwide Mutual

Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders. The Fund pays to the Adviser a fee at the annual rate of 0.75% of the Fund's average daily net assets.

THE SUBADVISER - Subject to the supervision of the Adviser and the Trustees, the Subadviser manages the Fund's assets in accordance with the Fund's investment objective and policies. The Subadviser makes investment decisions for the Fund, and in connection with such investment decisions places purchase and sell orders for securities. For the investment management services it provides to the Fund, the Subadviser receives an annual fee from the Adviser in an amount equal to 0.35% on assets up to $150 million, 0.30% on assets of $150 million and more but less than $500 million, and 0.25% on assets of $500 million and more. These fees are calculated as an annual rate based upon the Fund's average daily net assets. Below is a brief description of the Subadviser.


The Subadviser is a wholly owned subsidiary of Salomon Brothers Holding Company Inc, which is in turn wholly owned by Salomon Smith Barney Holdings, Inc. which is, in turn, wholly-owned by Travelers Group, Inc. The Subadviser was incorporated in 1987 and together with affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed-income and equity investment advisory services to various individuals and institutional clients located throughout the world, and serves as investment adviser to various investment companies. In providing such services, the Subadviser has access to Salomon Inc.'s more than 400 economists and mortgage, bond, sovereign and equity analysts. As of March 31, 1998, the Subadviser and its worldwide investment advisory affiliates managed approximately $27 billion of assets. Michael S. Hyland serves as President of the Subadviser. The Subadviser's business offices are located at 7 World Trade Center, New York, New York 10048.


Richard E. Dahlberg is primarily responsible for the day-to-day management of the Fund. Prior to joining the Subadviser in July 1995, Mr. Dahlberg was employed by Massachusetts Financial Services Company since 1968. Mr. Dahlberg had been primarily responsible for the day-to-day management of the MFS Total Return Fund for ten years prior to joining the Subadviser.

OTHER SERVICES

Under the terms of a Fund Administration Agreement, the Adviser also provides various administrative and accounting services to the Fund, including daily valuation of the Fund's shares and preparation of financial statements, tax returns, and regulatory reports. For these services, the Fund pays the Adviser an annual fee in the amount of 0.07% on assets up to $250 million, 0.05% on the next $750 million and 0.04% on assets of $1 billion and more. These fees are calculated at an annual rate based upon the Fund's average daily net assets.

The Transfer and Dividend Disbursing Agent, Nationwide Investors Services, Inc., ("NIS"), Three Nationwide Plaza, Columbus, Ohio 43216, serves as transfer agent and dividend disbursing agent for the Trust. The Fund pays to NIS a fee for such services at the annual rate of 0.01% of the Fund's average daily net assets. NIS is a wholly owned subsidiary of the Adviser.

In addition to paying for the advisory, fund administration and transfer agency services described above, the Fund pays its own expenses including services provided by its custodian, the Trust's independent accountants and legal counsel, charges and expenses of dividend and capital gain distributions, a portion of the compensation paid to the Trust's Trustees who are not "interested persons" of the Adviser and of the expenses of Trustees' meetings, brokerage commissions and other expenses related to securities transactions, taxes, insurance and bonding premiums, association membership dues, and expenses relating to the issuance, registration and qualification of the Fund's securities. The Fund may also pay for certain expenses relating to shareholders' meetings and to the printing and distributing of prospectuses to current shareholders.

INVESTMENT IN FUND SHARES

An insurance company may purchase shares of the Fund using purchase payments received on Contracts issued by Accounts. These Accounts are funded by shares of the Fund. Funds of Funds may also purchase shares of the Fund for their portfolios. There is no sales charge, and all shares are sold at net asset value.


Shares of the Fund are currently sold only to separate accounts of Nationwide Life Insurance Company and its wholly owned subsidiary Nationwide Life and Annuity Insurance Company to fund the benefits under the Contracts and to affiliated Funds of Funds. Substantially all of the Fund's shares were owned by separate accounts of the Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company as of April 1, 1998. The address for each of these entities is One Nationwide Plaza, Columbus, Ohio 43215.


All investments in the Fund are credited to the Accounts in the form of full and fractional shares of the Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates. Initial and subsequent purchase payments allocated to the Fund are subject to the limits applicable to the Contracts.

SHARE REDEMPTION

Redemptions are processed on any day on which the Trust is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust's transfer agent, NIS.

The net asset value per share of the Fund is determined once daily, as of the close of regular trading on the New York Stock Exchange (generally 4:00 P.M. Eastern Time), on each business day the New York Stock Exchange is open for regular trading and on such other days as the Board determines and on any other day during which there is a sufficient degree of trading in the Fund's portfolio securities that the net asset value of the Fund is materially affected by changes in the value of portfolio securities. The Fund does not compute net asset value on customary national business holidays, including the following:
Christmas, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, and Thanksgiving Day. The net asset value per share is calculated by adding the value of all securities and other assets of the Fund, deducting its liabilities, and dividing by the number of shares outstanding.


In determining net asset value, portfolio securities listed on national exchanges are valued at the last sales price on the principal exchange or if there is no sale on that day, the securities are valued at the prior day's closing price as provided by an independent pricing organization. Securities traded in the over-the-counter market are valued at the last quoted sale price or if there is no sale on that day, the quoted bid price as provided by an independent pricing organization. Other portfolio securities are valued at the quoted prices obtained from an independent pricing organization which employs a combination of methods, including among others, the obtaining and comparison of market valuations from dealers who make markets and deal in such securities and the comparison of valuations with those of other comparable securities in a matrix of such securities. The pricing service activities and results are reviewed by an officer of the Trust. Securities for which market quotations are not readily available, or for which an independent pricing organization does not provide a value or provides a value that does not represent fair value in the judgement of the Adviser, are valued at fair value in accordance with procedures adopted by the Board of Trustees. Expenses and fees are accrued daily.


The Trust may suspend the right of redemption only under the following unusual circumstances:

         when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

         when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

         during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of shareholders.

NET INCOME AND DISTRIBUTIONS


Substantially all of the net investment income, if any, of the Fund will be declared and paid as dividends quarterly in the form of additional shares. Net realized capital gains of the Fund, if any, will be distributed at least annually.

ADDITIONAL INFORMATION

DESCRIPTION OF SHARES - The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund and to divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share of the Fund represents an equal proportionate interest in the Fund with each other share. The Trust reserves the right to create and issue shares of a number of different funds and currently has authorized 15 separate funds. The shares of each fund participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a fund, its shareholders are entitled to share pro rata in the net assets of such fund available for distribution to shareholders.

VOTING RIGHTS - Shareholders are entitled to one vote for each share held. Shareholders may vote in the election or removal of Trustees and on other matters submitted to meetings of shareholders. Generally, amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding voting securities of the Trust. The Trustees may, however, amend the Declaration of Trust without the vote or consent of shareholders to:

         designate series of the Trust;

         change the name of the Trust; or

         supply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Declaration of Trust to the requirements of applicable federal and state laws or regulations if they deem it necessary.

Shares have no pre-emptive or conversion rights. Shares, when issued are fully paid and nonassessable. In regard to termination, sale of assets, or changes of fundamental investment restrictions, the right to vote is limited to the holders of shares of the particular fund affected by the proposal. However, shares of all funds would vote together, and not by fund, in the election of Trustees. If an issue must be approved by a majority as defined by the 1940 Act, a "majority of the outstanding voting securities" means the lesser of (i) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. For the election of Trustees only a plurality is required.


SHAREHOLDER INQUIRIES - All inquiries regarding the Fund should be directed to the Trust at the telephone number or address shown on the cover page of this Prospectus.

TAX STATUS


The Trust's policy is to cause the Fund to qualify as a regulated investment company and to meet the requirements of Subchapter M of the Internal Revenue Code (the "Code"). The Fund intends to distribute all or substantially all, of its taxable net income and capital gains to shareholders; therefore, it is expected that the Fund will not pay any federal income taxes on its investment income.

Because the Fund is treated as a separate entity for purposes of the regulated investment company provisions of the Code, the assets, income, and distributions of the Fund are considered separately from those of other funds of the Trust for purposes of determining whether or not the Fund qualifies as a regulated investment company. The Fund intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of the Contracts. See the Statement of Additional Information for more specific information.

The Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in PIK bonds or in obligations such as certain Brady Bonds or zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such bond immediately after it was acquired) if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. The extent to which the Fund may liquidate securities at a gain may be limited by the requirement that less than 30% of its annual gross income be derived from the sale or other disposition of securities and certain other investments held for less than three months (the "short-short test"). In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction or any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed of.

The tax treatment of payments made by an Account to a Contractholder is described in the separate account prospectus.

CONTENTS                                                                PAGE
--------                                                                ----
Sale of Fund Shares                                                       2

Summary of Expenses                                                       2

Financial Highlights                                                      3

Investment Objective and Policies                                         4

Investment Techniques, Considerations and
  Risk Factors                                                            6

Performance Information                                                  22

Management of the Trust                                                  24

Investment in Fund Shares                                                26

Share Redemption                                                         26

Net Income and Distributions                                             27

Additional Information                                                   27

Tax Status                                                               28



INVESTMENT ADVISOR AND ADMINISTRATOR
Nationwide Advisory Services, Inc.
Three Nationwide Plaza
Columbus, Ohio  43215

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Nationwide Investors Services, Inc.
P.O. Box 1492
Three Nationwide Plaza
Columbus, Ohio 43216

AUDITORS
Coopers & Lybrand L.L.P.
100 East Broad Street
Columbus, Ohio 43215

LEGAL COUNSEL
Druen, Dietrich, Reynolds & Koogler
One Nationwide Plaza
Columbus, Ohio 43215

PROSPECTUS
MAY 1, 1998

                        SHARES OF BENEFICIAL INTEREST OF
                         NATIONWIDE SMALL CAP VALUE FUND
                                  ONE SERIES OF
                        NATIONWIDE SEPARATE ACCOUNT TRUST
                             THREE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215

                         FOR INFORMATION AND ASSISTANCE,
                          CALL TOLL-FREE 1-800-848-6331

Nationwide Small Cap Value Fund is a non-diversified portfolio of the Nationwide Separate Account Trust (the "Trust"). The Trust is an open-end management investment company organized under the laws of Massachusetts, by a Declaration of Trust, dated June 30, 1981, as subsequently amended. The Trust currently offers shares in 15 separate mutual funds, each with its own investment objective. This Prospectus relates only to one of those funds, Nationwide Small Cap Value Fund (the "Fund"). The shares of the Fund are sold to other open-end investment companies created by Nationwide Advisory Services, Inc., the Fund's investment adviser, as well as to life insurance company separate accounts to fund the benefits of variable life insurance policies and annuity contracts. Nationwide Advisory Services, Inc. may from time to time use one or more subadvisers to manage the Fund's portfolio as part of a multi-manager structure (see "Investment Management of the Fund").

The Fund has as its investment objective capital appreciation through investments in a diversified portfolio of equity securities of companies with a median market capitalization of approximately $1 billion. The Fund intends to pursue its investment objective by investing, under normal market conditions, at least 75% of the Fund's total assets in equity securities of companies with market capitalizations at the time of purchase of between $200 million and $2.5 billion.


This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information dated May 1, 1998, has been filed with the Securities and Exchange Commission. You can obtain a copy without charge by calling 1-800-848-6331, or writing Nationwide Life Insurance Company, One Nationwide Plaza, Columbus, Ohio 43215.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE STATEMENT OF ADDITIONAL INFORMATION FOR THE FUND, DATED
MAY 1, 1998, IS INCORPORATED HEREIN BY REFERENCE.

SALE OF FUND SHARES

Shares of the Fund are sold to life insurance company separate accounts (the "Accounts") to fund the benefits of variable life insurance policies or annuity contracts ("Contracts") issued by life insurance companies, as well as to other open-end investment companies (each, a "Fund of Funds") created by Nationwide Advisory Services, Inc. (the "Adviser"), the Fund's investment adviser. The Accounts purchase shares of the Fund in accordance with variable account allocation instructions received from owners of the Contracts. The Fund then uses the proceeds to buy securities for its portfolio. Each Fund of Funds and Account, as a shareholder, has an ownership interest in the Fund's investments. The Fund also offers to buy back (redeem) its shares from the Funds of Funds or the Accounts at any time at net asset value.

The Adviser, together with a subadviser, manages the portfolio from day to day to accomplish the Fund's investment objectives. The types of investments and the way they are managed depend on what is happening in the economy and the financial marketplaces.

SUMMARY OF EXPENSES

Shareholder Transaction Expenses                                                None

Estimated Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees                                                                 0.90%
12b-1 Fees                                                                      None
Other Expenses (after voluntary fee reductions)                                 0.15%
                                                                                -----
Estimated Total Fund Operating Expenses  (after voluntary fee reductions)(1)    1.05%
                                                                                =====


This summary is provided to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The amount of "Other Expenses" is based on estimated amounts for the fiscal year ending December 31, 1998.


Example: You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:

                        1 year            3 years
                        ------            -------
                          $11               $33

THE EXAMPLE SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

For more information on Fund expenses, see "MANAGEMENT OF THE TRUST" below.


--------


(1) The Adviser has agreed with the Trust to waive management fees or to reimburse expenses incurred by the Fund if necessary to limit the total expense ratio of the Fund to a maximum of 1.05% through April 30, 1999.

FINANCIAL HIGHLIGHTS

           SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                     PERIOD FROM
                                                  OCTOBER 31, 1997
                                                   (COMMENCEMENT
                                                   OF OPERATIONS)
                                                 THROUGH DECEMBER 31,
                                                        1997

NET ASSET VALUE -- BEGINNING OF
  PERIOD                                            $     10.00
Net investment income                                      0.01
Net realized gain (loss) and unrealized
  appreciation (depreciation) on investments              (0.17)
                                                    -----------
   Total from investment operations                       (0.16)
                                                    -----------
Dividends from net investment income                      (0.01)
Dividends from net realized gain from               -----------
  investments and foreign currencies                      (0.04)
                                                    -----------
   Total distributions                                    (0.05)
                                                    -----------
   Net increase (decrease) in net asset value             (0.21)
                                                    -----------
NET ASSET VALUE -- END OF PERIOD                    $      9.79
                                                    ===========
Total Return                                              (1.61)%
Ratios and supplemental data:
   Net Assets, end of period (000)                  $     2,069
   Ratio of expenses to average net assets                 1.05%*
   Ratio of expenses to average net assets**               6.31%*
   Ratio of net investment income to average
     net assets                                            0.50%*
   Ratio of net investment income to average
     net assets**                                         (4.76)%*
Portfolio turnover                                         8.38%
Average commission rate paid***                     $     .0320

* Ratios are annualized for periods of less than one year. Total return and portfolio turnover are not annualized.

**       Ratios calculated as if no fees were waived or expenses reimbursed.

*** Represents the total amount of commissions paid in portfolio equity transactions divided by the total number of shares purchased and sold by the Fund for which commissions were charged.

The information in the Financial Highlights has been audited by Coopers & Lybrand L.L.P., Independent Auditors, whose report thereon, together with the financial statements appearing in the Annual Report for the Trust, are incorporated by reference in the Statement of Additional Information. The Trust's Statement of Additional Information and the Annual Report may be obtained free of charge by calling 1-800-848-6331.

INVESTMENT OBJECTIVE AND POLICIES

Nationwide Small Cap Value Fund has as its investment objective capital appreciation through investment in a diversified portfolio of equity securities of companies with a median market capitalization of approximately $1 billion. Under normal market conditions, at least 75% of the Fund's total assets will be invested in equity securities of companies with market capitalizations at the time of purchase of between $200 million and $2.5 billion. The Fund may invest up to 20% of its total assets in equity securities of foreign issuers, which involve additional risk. See "INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS -- Foreign Securities and Currencies."

The Fund will invest in equity securities of domestic and foreign issuers characterized as "value" companies according to criteria established by the Fund's subadviser. To manage the Fund, the subadviser classifies issuers as "growth" or "value" companies. The Fund's subadviser generally believes that companies with relatively low price to book ratios, low price to earnings ratios or higher than average dividend payments in relation to price should be classified as value companies.

Small capitalization companies are often under valued for one of the following reasons: (1) institutional investors, which currently represent a majority of the trading volume in the shares of publicly traded companies, are often less interested in smaller capitalization companies because of the difficulty of acquiring a meaningful position without purchasing a large percentage of the company's outstanding equity securities; and (ii) such companies may not be regularly researched by securities analysts, thereby resulting in greater discrepancies in valuation.

While seeking desirable equity investments, the Fund may also invest in money market instruments, including U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements. Under normal market conditions, the Fund does not expect to have a substantial portion of its assets invested in money market instruments. If, however, the Fund's subadviser determines that adverse market conditions exist, the Fund may adopt a temporary defensive posture and invest all of its assets in money market instruments.

The equity securities in which the Fund may invest consist of common stocks, preferred stocks and securities convertible into common stocks. The Fund also may invest in options, warrants, bonds, notes and debentures that are convertible into or exchangeable for, or that grant a right to purchase or sell, such securities. In addition, the Fund may invest in securities issued by closed-end investment companies and foreign securities, including those in the form of American Depositary Receipts or European Depositary Receipts.

The Fund is expected to have greater risk exposure and reward potential than a fund that invests primarily in larger capitalization companies. The trading volumes of securities of smaller capitalization companies are normally lower than those of larger capitalization companies. This often translates into greater price volatility. Since trading volumes are lower, new demand for the securities of such companies could result in disproportionately large increases in the price of such securities. The waiting period for the achievement of an investor's objectives might be longer since these securities are not closely monitored by securities analysts and thus investors nay not become aware as quickly of fundamental changes or other factors that could influence the company's share price. Smaller capitalization companies often achieve higher growth rates and experience higher failure rates than do larger capitalization companies.

For a further discussion of the types of securities in which the Fund may invest and related investment techniques, see "INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS" below.

At various times the Fund may invest in derivative instruments for hedging or risk management purposes or for any other permissible purpose. See "INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS - Derivative Instruments" below.

While there is careful selection of the securities in which the Fund may invest and constant supervision of the Fund's portfolio by a group of professional investment managers, there can be no guarantee that the Fund's investment objective will be achieved. The investment objective of the Fund is not fundamental and shareholder approval is not required to change the Fund's investment objective.

MANAGEMENT OF THE FUND

Nationwide Advisory Services, Inc. (the "Adviser") provides investment management evaluation services to the Fund in initially selecting and monitoring on an ongoing basis the performance of a subadviser to manage the Fund's portfolio. The Adviser has selected The Dreyfus Corporation (the "Subadviser"), to be the subadviser of the Fund. See "MANAGEMENT OF THE TRUST -- Investment Management of the Fund" below for further information.

INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS

An investment in the Fund involves certain risks. As a general matter, an investment in the Fund involves the risk that the net asset value of the Fund's shares will fluctuate in response to changes in economic conditions and the market's perception of the securities held by the Fund. In addition, because the Fund invests primarily in common stocks, an investment in the Fund is subject to stock market risk, which means that such an investment is subject to the risk that stock prices in general will decline over short or extended periods of time. An investment in the Fund is subject to other risks as well, depending upon the particular investment techniques employed by the Fund and the types of securities in which the Fund invests.

SMALL COMPANY AND EMERGING GROWTH STOCKS - Investing in securities of small-sized and emerging growth companies may involve greater risks than investing in larger, more established issuers since these securities may have limited marketability and thus may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized



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companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized companies than for larger, more established ones.

Securities of issuers in "special situations" also may be more volatile, since the market value of these securities may decline in value if the anticipated benefits do not materialize. Companies in "special situations" include, but are not limited to, companies involved in an acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer, a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the companies' securities; or a change in corporate control.

Although investing in securities of emerging growth companies or "special situations" offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies.

FOREIGN SECURITIES AND CURRENCIES - The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through the use of depository receipts. Depository receipts, including American Depository Receipts, European Depository Receipts and American Depository Shares, are generally issued by banks or trust companies and evidence ownership of underlying foreign securities. The Fund may also invest in securities of foreign investment funds or trusts (including passive foreign investment companies).

Foreign investments involve special risks, including the possibility of expropriation, confiscatory taxation, and withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets, and issuers; political, economic or social instability; and less publicly available information and different accounting standards. When investing in foreign securities, the Fund may also incur costs in conversions between currencies, possible delays in settlement in foreign securities markets, limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country), and difficulty in enforcing obligations in other countries.

Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. Although the Fund generally invests only in securities that are regularly traded on recognized exchanges or in the over-the-counter market ("OTC"), from time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects. Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.



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Because most foreign securities are denominated in non-U.S. currencies, the investment performance of the Fund could be significantly affected by changes in foreign currency exchange rates. The value of the Fund's assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. Currency exchange rates can be volatile at times in response to supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation, and other political and economic conditions.

The Fund may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options, and futures transactions for hedging or risk management purposes. See "--Derivative Instruments" below.

WARRANTS - A warrant is an instrument which gives the holder the right to subscribe to a specified amount of the issuer's securities at a set price for a specified period of time or on a specified date. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities and do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

CONVERTIBLE SECURITIES - The Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. Although to a lesser extent than with debt obligations generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt obligations, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all debt obligations, there can be no assurance of current income because the issuers of convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because the market value of securities will fluctuate.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically are rated below investment grade or are not rated.

DEBT OBLIGATIONS - Debt obligations in which the Fund may invest generally will be investment grade debt obligations. While seeking desirable investments or when the Subadviser determines that adverse market conditions exist, the Fund may invest in high quality short-term money market obligations. The Fund's risk and return potential with respect to the debt portion of its portfolio depends in part on the maturity and credit-quality characteristics of the underlying investments in its portfolio. In general, the longer the maturity of a debt obligation, the greater its sensitivity to changes in interest rates. Similarly, debt obligations issued by less creditworthy entities tend to carry higher yields than those with higher credit ratings. The market value of all debt obligations is also affected by changes in the prevailing interest rates. Therefore, the market value of such instruments generally reacts inversely to interest rate changes. If the prevailing interest rates decrease, the market value of debt obligations generally increases. If the prevailing interest rates increase, the market value of debt obligations generally decreases.

Debt obligations in which the Fund may invest include: 1) bonds or bank obligations rated in one of the four highest rating categories by any nationally recognized statistical rating organization ("NRSRO") (e.g., Moody's Investors Service, Inc. or Standard & Poor's Ratings Group); 2) securities issued or guaranteed by the U.S. Government or any agency or instrumentality thereof; 3) short-term corporate debt securities and commercial paper rated in one of the two highest ratings categories of any NRSRO; 4) short-term bank obligations that are rated in one of the two highest categories by any NRSRO, with respect to obligations maturing in one year or less; 5) repurchase agreements relating to debt obligations which the Fund could purchase directly; 6) unrated debt obligations which are determined by the Adviser or the Subadviser to be of comparable quality; or 7) money market mutual funds.

Medium-quality obligations are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than that of higher-rated issuers.

All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by the Adviser or the Subadviser to consider what action, if any, the Fund should take consistent with its investment objective; such event will not automatically require the sale of the downgraded securities.

U.S. GOVERNMENT SECURITIES - U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the U.S. government



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
include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include, but are not limited to, obligations of the following:

- the Federal Housing Administration, Farmers Home Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;

- the Federal Home Loan Banks, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;

- the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and

- the Student Loan Marketing Association and the Federal Home Loan Mortgage Corporation, whose securities are supported only by the credit of such agencies.

Although the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

DERIVATIVE INSTRUMENTS - Derivative instruments may be used by the Fund for hedging or risk management purposes or for any other permissible purposes consistent with the Fund's investment objective. Derivative instruments are securities or agreements whose value is based on the value of some underlying asset (e.g., a security or currency) or the level of a reference index. Options, futures, and options on futures transactions are considered derivative transactions. Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified. Derivative transactions may also include forward currency contracts and foreign currency exchange-related securities.

Derivative transactions in which the Fund may engage include the writing of covered put and call options on securities and the purchase of put and call options thereon, the purchase of put and call options on securities indices and exchange-traded options on currencies and the writing of put and call options on securities indices. The Fund may enter into spread transactions and swap agreements. The Fund also may buy and sell financial futures contracts, which may include interest-rate futures, futures on currency exchanges and stock and bond index futures contracts.

The Fund may enter into any futures contracts and related options without limit for "bona fide hedging" purposes (as defined in Commodity Futures Trading Commission regulations) and for other permissible purposes, provided that aggregate initial margin and premiums on positions engaged in for purposes other than "bona fide hedging" will not exceed 5% of its net asset value, after taking into account unrealized profits and losses on such contracts. The Fund may also enter into forward currency contracts to purchase or sell foreign currencies.

Derivative instruments may be exchange-traded or traded in OTC transactions between private parties. OTC transactions are subject to the credit risk of the counterparty to the instrument and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. When required by guidelines of the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to secure its obligations under derivative transactions. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations. In order to maintain its required cover for a derivative transaction, the Fund may need to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position.

The successful use of derivative transactions by the Fund is dependent upon the Subadviser's ability to correctly anticipate trends in the underlying asset. Hedging transactions are subject to risks; if the Subadviser incorrectly anticipates trends in the underlying asset, the Fund may be in a worse position than if no hedging had occurred. In addition, there may be imperfect correlation between the Fund's derivative transactions and the instruments being hedged.

ILLIQUID SECURITIES - The Fund may invest up to 15% of its net assets in securities that are illiquid, in that they cannot be expected to be sold within seven days at approximately the price at which they are valued. Due to the absence of an active trading market, the Fund may experience difficulty in valuing or disposing of illiquid securities. The Subadviser will determine the liquidity of the Fund's securities, under the supervision of the Trust's trustees.

RESTRICTED SECURITIES, NON-PUBLICLY TRADED SECURITIES AND RULE 144A SECURITIES - The Fund may invest in restricted securities and Rule 144A securities. Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, these securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities are generally considered illiquid and are therefore subject to the Fund's 15% limitation on investments in illiquid securities.

Non-publicly traded securities (including Rule 144A securities) may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. In particular, Rule 144A securities may be resold only to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. Unregistered securities may also be sold abroad pursuant to Regulation S under the 1933 Act. Companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Acting pursuant to guidelines established by the Trustees of the Trust, restricted securities and Rule 144A securities may be considered liquid.

REPURCHASE AGREEMENTS - The Fund may engage in repurchase agreement transactions as long as the underlying securities are of the type that the Fund would be permitted to purchase directly. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Fund's holding period. The Fund will enter into repurchase agreements with respect to securities in which it may invest with member banks of the Federal Reserve System or certain non-bank dealers. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. The Adviser or the Subadviser, acting under the supervision of the Board of Trustees, reviews the creditworthiness of those banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate these risks. For additional information, see "Repurchase Agreements" in the Statement of Additional Information.

REVERSE REPURCHASE AGREEMENTS - The Fund may also enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act").

INVESTMENT COMPANIES - As permitted by the 1940 Act, the Fund reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund.


WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES - The Fund may invest without limitation in securities purchased on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, these securities may be delivered and paid for at a future date, generally within 45 days. Purchasing when-issued or delayed-delivery securities allows the Fund to lock in a fixed price or yield on a security it intends to purchase. However, when the Fund purchases securities on such a basis, it immediately assumes the risk of ownership, including the risk of price fluctuation until the settlement date.

The greater the Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of a Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment. Although the Fund may be able to sell these securities prior to the delivery date, it will purchase them for the purpose of actually acquiring the securities, unless after entering into the commitment a sale appears desirable for investment reasons. When required by guidelines issued by the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to secure its outstanding commitments for these types of securities.


LENDING PORTFOLIO SECURITIES - From time to time, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions who need to borrow securities to complete certain transactions. In connection with such loans, the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund can increase its income through the investment of such collateral. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

BORROWING MONEY - The Fund may borrow money from banks up to 33 1/3% of its total assets (including the amount borrowed). However, the Funds currently intend to borrow money only for temporary or emergency purposes (but not for leverage or to purchase investments), in an amount equal to a maximum of 5% of the value of that Fund's total assets (including the amount borrowed) valued at the time the borrowing is made.

PORTFOLIO TURNOVER

The Fund will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever the Adviser or the Subadviser believes it to be in the best interests of the Fund. The Fund will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies.

The annual portfolio turnover rate for the Fund is not expected to exceed 200%. Higher turnover rates will generally result in higher transaction costs to the Fund, as well as higher brokerage expenses and higher levels of capital gains. The portfolio turnover rates of the Fund may vary greatly from year to year and within a particular year.


MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Board of Trustees sets and reviews policies regarding the operation of the Trust, whereas the officers perform the daily functions of the Trust.

INVESTMENT MANAGEMENT OF THE FUND

THE ADVISER - Under the terms of the Investment Advisory Agreement, Nationwide Advisory Services, Inc., Three Nationwide Plaza, Columbus, Ohio 43215, oversees the investment of the assets for the Fund and supervises the daily business affairs of the Fund. Subject to the supervision and direction of the Trustees, the Adviser also evaluates and monitors the performance of the Subadviser. The Adviser is also authorized to select and place portfolio investments on behalf of the Fund; however, the Adviser does not intend to do so at this time.

The Adviser and the Trust have received from the Securities and Exchange Commission an exemptive order for the multi-manager structure which allows the Adviser to hire, replace or terminate subadvisers without the approval of shareholders; the order also allows the Adviser to revise a subadvisory agreement without shareholder approval. If a new subadviser is hired, the change will be communicated to shareholders within 90 days of such change, and all changes will be approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or the Adviser. The order is intended to facilitate the efficient operation of the Fund and afford the Trust increased management flexibility.

The Adviser provides to the Fund investment management evaluation services principally by performing initial due diligence on prospective subadvisers for the Fund and thereafter monitoring the performance of the subadvisers through quantitative and qualitative analysis as well as through periodic in-person, telephonic and written consultations with the subadvisers. The Adviser has responsibility for communicating performance expectations and evaluations to the subadvisers and ultimately recommending to the Trust's Board of Trustees whether a subadviser's contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of subadvisers. The Adviser will regularly provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although the Adviser will monitor the performance of the subadvisers, there is no certainty that any subadviser or the Fund will obtain favorable results at any given time.

The Adviser, an Ohio corporation, is a wholly owned subsidiary of Nationwide Life Insurance Company, which is owned by Nationwide Financial Services, Inc.
(NFS). NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all the outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders. The Fund pays to the Adviser a fee at the annual rate of 0.90% of the Fund's average daily net assets.

THE SUBADVISER - Subject to the supervision of the Adviser and the Trustees, the Subadviser manages the Fund's assets in accordance with the Fund's investment objective and policies. The Subadviser makes investment decisions for the Fund, and in connection with such investment decisions places purchase and sell orders for securities. For the investment management services it provides to the Fund, the Subadviser receives an annual fee from the Adviser in an amount equal to 0.50% on assets up to $200 million and 0.45% of assets of $200 million and more. These fees are calculated at an annual rate based on each Fund's average daily net assets. Below is a brief description of the Subadviser.

The Subadviser, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. The Subadviser is a wholly-owned subsidiary of Mellon Bank, N.A. which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of March 31, 1998, the Subadviser managed or administered approximately $100 billion in assets for approximately 1.7 million investor accounts nationwide.



Mellon is publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including the Subadviser, Mellon managed approximately $305 billion in assets as of December 31, 1997, including approximately $104 billion in mutual fund assets. As of December 31, 1997, various subsidiaries of Mellon provided non-investment services, such as custodial or administration services, for approximately $1.532 trillion in assets including approximately $60 billion in mutual fund assets.

Peter I. Higgins has primary day-to-day responsibility for management of the Fund's portfolio. He has held that position since the inception of the Fund, and has been employed by the Subadviser since May 1996 pursuant to a dual employee agreement between the Subadviser and The Boston Company Asset Management, Inc. ("TCB Asset Management"), an indirect wholly-owned subsidiary of Mellon Bank, N.A., and thus an affiliate of the Subadviser. Mr. Higgins has been employed by TCB Asset Management or its predecessor since May 1991. For more than five years prior to joining TCB Asset Management, Mr. Higgins was a Vice President and Senior Investment Officer for Boston Safe Deposit and Trust Company.

OTHER SERVICES

Under the terms of a Fund Administration Agreement, the Adviser also provides various administrative and accounting services to the Fund, including daily valuation of the Fund's shares and preparation of financial statements, tax returns, and regulatory reports. For these services, the Fund pays the Adviser an annual fee in the amount of 0.07% of the Fund's first $250 million of average daily net assets, 0.05% on the next $750 million and 0.04% on assets of more than $1 billion.

The Transfer and Dividend Disbursing Agent, Nationwide Investors Services, Inc., ("NIS"), Three Nationwide Plaza, Columbus, Ohio 43216, serves as transfer agent and dividend disbursing agent for the Trust. The Fund pays to NIS a fee for such services at the annual rate of 0.01% of the Fund's average daily net assets. NIS is a wholly owned subsidiary of the Adviser.

In addition to paying for the advisory, fund administration and transfer agency services described above, the Fund pays its own expenses including services provided by its custodian, the Trust's independent accountants and legal counsel, charges and expenses of dividend and capital gain distributions, a portion of the compensation paid to the Trust's Trustees who are not "interested persons" of the Adviser and of the expenses of Trustees' meetings, brokerage commissions and other expenses related to securities transactions, taxes, insurance and bonding premiums, association membership dues, and expenses relating to the issuance, registration and qualification of the Fund's securities. The Fund may also pay for certain expenses relating to shareholders' meetings and to the printing and distributing of prospectuses to current shareholders.

INVESTMENT IN FUND SHARES

An insurance company may purchase shares of the Fund using purchase payments received on Contracts issued by Accounts. These Accounts are funded by shares of the Fund. Funds of Funds may also purchase shares of the Fund for their portfolios. There is no sales charge, and all shares are sold at net asset value.


Shares of the Fund are currently sold only to separate accounts of Nationwide Life Insurance Company and its wholly owned subsidiary Nationwide Life and Annuity Insurance Company to fund the benefits under the Contracts and to affiliated Fund of Funds. Substantially all of the Fund's shares were owned by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company as of April 1, 1998. The address for each of these entities is One Nationwide Plaza, Columbus, Ohio 43215.


All investments in the Fund are credited to the Accounts in the form of full and fractional shares of the Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates. Initial and subsequent purchase payments allocated to the Fund are subject to the limits applicable to the Contracts.

SHARE REDEMPTION

Redemptions are processed on any day on which the Trust is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust's transfer agent, NIS.

The net asset value per share of the Fund is determined once daily, as of the close of regular trading on the New York Stock Exchange (generally 4:00 P.M. Eastern Time), on each business day the New York Stock Exchange is open for regular trading and on such other days as the Board determines and on any other day during which there is a sufficient degree of trading in the Fund's portfolio securities that the net asset value of the Fund is materially affected by changes in the value of portfolio securities. The Fund does not compute net asset value on customary national business holidays, including the following:
Christmas, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, and Thanksgiving Day. The net asset value per share is calculated by adding the value of all securities and other assets of the Fund, deducting its liabilities, and dividing by the number of shares outstanding.


In determining net asset value, portfolio securities listed on national exchanges are valued at the last sales price on the principal exchange, or if there is no sale on that day, the securities are valued at the prior day's closing prices as provided by an independent pricing organization. Securities traded only in the over-the-counter market are valued at the last quoted sale price, or if there is no sale on that day, the quoted bid price as provided by an independent pricing organization. Other portfolio securities are valued at the quoted prices obtained from an independent pricing organization which employs a combination of methods, including among others, the obtaining and comparison of market valuations from dealers who make markets and deal in such securities and the comparison of valuations with those of other comparable securities in a matrix of such securities. The pricing service activities and results are reviewed by an officer of the Trust. Securities for which market quotations are not readily available, or for which an independent pricing organization does not provide a value or provides a value that does not represent fair value in the judgement of the Adviser, are valued at fair value in accordance with procedures adopted by the Board of Trustees. Expenses and fees are accrued daily.


The Trust may suspend the right of redemption only under the following unusual circumstances:

         when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

         when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

         during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of shareholders.

NET INCOME AND DISTRIBUTIONS


Substantially all of the net investment income, if any, of the Fund will be declared and paid as dividends quarterly in the form of additional shares of the Fund. Net realized capital gains of the Fund, if any, will be distributed at least annually.

ADDITIONAL INFORMATION

DESCRIPTION OF SHARES - The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund and to divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share of the Fund represents an equal proportionate interest in the Fund with each other share. The Trust reserves the right to create and issue shares of a number of different funds, and currently has authorized 15 separate funds. The shares of each fund participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a fund, its shareholders are entitled to share pro rata in the net assets of such fund available for distribution to shareholders.

VOTING RIGHTS - Shareholders are entitled to one vote for each share held. Shareholders may vote in the election or removal of Trustees and on other matters submitted to meetings of shareholders. Generally, amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding voting securities of the Trust. The Trustees may, however, amend the Declaration of Trust without the vote or consent of shareholders to:

         designate series of the Trust;

         change the name of the Trust; or

         supply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Declaration of Trust to the requirements of applicable federal and state laws or regulations if they deem it necessary.

Shares have no pre-emptive or conversion rights. Shares, when issued are fully paid and nonassessable. In regard to termination, sale of assets, or changes of fundamental investment restrictions, the right to vote is limited to the holders of shares of the particular fund affected by the proposal. However, shares of all funds vote together, and not by Fund, in the election of Trustees. If an issue must be approved by a majority as defined by the 1940 Act a

         "majority of the outstanding voting securities" means the lesser of (i) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. For the election of Trustees only a plurality is required.


SHAREHOLDER INQUIRIES - All inquiries regarding the Fund should be directed to the Trust at the telephone number or address shown on the cover page of this Prospectus.

PERFORMANCE ADVERTISING FOR THE FUND


The Fund may use historical performance in advertisements, sales literature, and the prospectus. Such figures will include quotations of average annual total return for the most recent one, five, and ten year periods (or the life of the Fund if less). Average annual total return represents the rate required each year for an initial investment to equal the redeemable value at the end of the specific period. Average annual total return reflects reinvestment of all distributions.

TAX STATUS

The Trust's policy is to cause the Fund to qualify as a regulated investment company and to meet the requirements of Subchapter M of the Internal Revenue Code (the "Code"). The Fund intends to distribute all, or substantially all, of its taxable net income and capital gains to shareholders; therefore, it is expected that the Fund will not be required to pay any federal income taxes on its investment income.

Because the Fund is treated as a separate entity for purposes of the regulated investment company provisions of the Code, the assets, income, and distributions of the Fund are considered separately from those of other funds of the Trust for purposes of determining whether or not the Fund qualifies as a regulated investment company. The Fund intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of the Contracts. See the Statement of Additional Information for more specific information.

The tax treatment of payments made by an Account to a Contractholder is described in the separate account prospectus.

CONTENTS                                                             PAGE

Sale of Fund Shares                                                    2
Summary of Expenses                                                    2
Financial Highlights                                                   3
Investment Objective and Policies                                      4
Investment Techniques, Considerations and
  Risk Factors                                                         5
Management of the Trust                                               13
Investment in Fund Shares                                             15
Share Redemption                                                      16
Net Income and Distributions                                          17
Additional Information                                                17
Performance Advertising for the Fund                                  18
Tax Status                                                            18

INVESTMENT ADVISER AND ADMINISTRATOR
Nationwide Advisory Services, Inc.
Three Nationwide Plaza
Columbus, Ohio 43215

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Nationwide Investors Services, Inc.
P. O. Box 1492
Three Nationwide Plaza
Columbus, Ohio 43216

AUDITORS
Coopers & Lybrand L.L.P.
100 East Broad Street
Columbus, Ohio 43215

LEGAL COUNSEL
Druen, Dietrich, Reynolds & Koogler
One Nationwide Plaza
Columbus, Ohio 43215

PROSPECTUS
MAY 1, 1998


                        SHARES OF BENEFICIAL INTEREST OF
                          NATIONWIDE EQUITY INCOME FUND
                                  ONE SERIES OF
                        NATIONWIDE SEPARATE ACCOUNT TRUST
                             THREE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215

                         FOR INFORMATION AND ASSISTANCE,
                          CALL TOLL FREE 1-800-848-6331


Nationwide Equity Income Fund is a diversified portfolio of the Nationwide Separate Account Trust (the "Trust"). The Trust is an open-end management investment company organized under the laws of Massachusetts, by a Declaration of Trust, dated June 30, 1981, as subsequently amended. The Trust currently offers shares in 15 separate mutual funds, each with its own investment objective. This Prospectus relates only to one of those funds, Nationwide Equity Income Fund (the "Fund"). The shares of the Fund are sold to other open-end investment companies created by Nationwide Advisory Services, Inc., the Fund's investment adviser, as well as to life insurance company separate accounts to fund the benefits of variable life insurance policies and annuity contracts. Nationwide Advisory Services, Inc. may from time to time use one or more subadvisers to manage the Fund's portfolios as a part of a multi-manager structure (see "Investment Management of the Fund").


The Fund seeks to provide above average income and capital appreciation. The Fund intends to pursue its investment objective by investing at least 65% of its assets in income producing equity securities.


This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information dated May 1, 1998, has been filed with the Securities and Exchange Commission. You can obtain a copy without charge by calling 1-800-848-6331, or writing Nationwide Life Insurance Company, One Nationwide Plaza, Columbus, Ohio 43215.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE STATEMENT OF ADDITIONAL INFORMATION FOR THE FUND, DATED
MAY 1, 1998,  IS INCORPORATED HEREIN BY REFERENCE.

SALE OF FUND SHARES

Shares of the Fund are sold to life insurance company separate accounts (the "Accounts") to fund the benefits of variable life insurance policies or annuity contracts ("Contracts") issued by life insurance companies, as well as to other open-end investment companies (each, a "Fund of Funds") created by Nationwide Advisory Services, Inc. (the "Adviser"), the Fund's investment adviser. The Accounts purchase shares of the Fund in accordance with variable account allocation instructions received from owners of the Contracts. The Fund then uses the proceeds to buy securities for its portfolio. Each Fund of Funds and Account, as a shareholder, has an ownership interest in the Fund's investments. The Fund also offers to buy back (redeem) its shares from the Funds of Funds or the Accounts at any time at net asset value.

The Adviser, together with a subadviser, manages the portfolio from day to day to accomplish the Fund's investment objectives. The types of investments and the way they are managed depend on what is happening in the economy and the financial marketplaces.

SUMMARY OF EXPENSES

SHAREHOLDER TRANSACTION EXPENSES                                                                 None

ESTIMATED ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

Management Fees                                                                                  0.80%
12b-1 Fees                                                                                       None
Other Expenses (after voluntary fee reductions)                                                  0.15%
                                                                                                 -----
Estimated Total Fund Operating Expenses(after voluntary fee reductions)(1)                       0.95%
                                                                                                 =====


This summary is provided to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The amount of "Other Expenses" is based on estimated amounts for the fiscal year ending December 31, 1998.


Example: You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:

                                    1 year           3 years
                                    ------           -------
                                    $10              $30

THE EXAMPLE SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

For more information on Fund expenses, see "MANAGEMENT OF THE TRUST" below.



--------
1 The Adviser has agreed with the Trust to waive management fees or to reimburse expenses incurred by the Fund if necessary to limit the total expense ratio of the Fund to a maximum of 0.95% through April 30, 1999.

FINANCIAL HIGHLIGHTS


           SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                   PERIOD FROM
                                                              OCTOBER 31, 1997
                                                              (COMMENCEMENT
                                                                OF OPERATIONS)
                                                              THROUGH DECEMBER 31,
                                                                           1997
NET ASSET VALUE -- BEGINNING OF
  PERIOD                                                      $10.00
Net investment income                                           0.02
Net realized gain and unrealized
  appreciation on investments                                   0.16
                                                              ------
   Total from investment operations                             0.18
                                                              ------
Dividends from net investment income                           (0.02)
   Net increase in net asset value                              0.16
NET ASSET VALUE -- END OF PERIOD                              $10.16
                                                              ======
Total Return                                                    1.77%
Ratios and supplemental data:
   Net Assets, end of period (000)                            $1,610
   Ratio of expenses to average net assets                      0.95%*
   Ratio of expenses to average net assets**                    5.63%*
   Ratio of net investment income to average
     net assets                                                 1.34%*
   Ratio of net investment income to average
     net assets**                                              (3.34)%*
Portfolio turnover                                             14.52%
Average commission paid***                                    $.0461




* Ratios are annualized for periods of less than one year. Total return and portfolio turnover are not annualized.

**   Ratios calculated as if no fees were waived or expenses reimbursed.

*** Represents the total amount of commissions paid in portfolio equity transactions divided by the total number of shares purchased and sold by the Fund for which commissions were charged.

 The information in the Financial Highlights has been audited by Coopers & Lybrand L.L.P., Independent Auditors, whose report thereon, together with the financial statements appearing in the Annual Report for the Trust, are incorporated by reference in the Statement of Additional Information. The Trust's Statement of Additional Information and the Annual Report may be obtained free of charge by calling 1-800-848-6331.

INVESTMENT OBJECTIVE AND POLICIES

Nationwide Equity Income Fund has as its investment objective above average income and capital appreciation. The Fund intends to pursue its investment objective by investing at least 65% of its assets in income-producing equity securities. Equity securities include common stocks, preferred stocks, and securities (including debt securities) that are convertible into common stocks. The portion of the Fund's total assets invested in common stocks, preferred stocks, and convertible securities will vary according to the Fund's assessment of market and economic conditions and outlook.

The Fund's stock selection emphasizes those common stocks in each sector that have good value, attractive yield, and dividend growth potential. The Fund will utilize convertible securities because such securities typically offer high yields and good potential for capital appreciation.

At various times the Fund may invest in derivative instruments for hedging or risk management purposes or for any other permissible purpose. See "INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS - Derivative Instruments" below.

In addition, for temporary or emergency purposes as determined by the Adviser, the Fund can invest up to 100% of its total assets in short-term money market obligations.

For a further discussion of the types of securities in which the Fund may invest and related investment techniques, see "INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS" below.

While there is careful selection and constant supervision by a group of professional investment managers, there can be no guarantee that the Fund's objective will be achieved. The investment objective of the Fund is not fundamental and shareholder approval is not required to change the Fund's investment objective.

MANAGEMENT OF THE FUND

The Adviser provides investment management evaluation services to the Fund in initially selecting and monitoring on an ongoing basis the performance of a subadviser to manage the Fund's portfolio. The Adviser has selected Federated Investment Counseling to be the subadviser (the "Subadviser") of the Fund. See "MANAGEMENT OF THE TRUST -- Investment Management of the Fund" below for further information.

INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS

An investment in the Fund involves certain risks. As a general matter, an investment in the Fund involves the risk that the net asset value of the Fund's shares will fluctuate in response to changes in economic conditions and the market's perception of the securities held by the Fund.

In addition, because the Fund invests primarily in common stocks, an investment in the Fund is subject to stock market risk, which means that such an investment is subject to the risk that stock prices in general will decline over short or extended periods of time. An investment in the Fund is subject to other risks as well, depending upon the particular investment techniques employed by the Fund and the types of securities in which the Fund invests.

FOREIGN SECURITIES AND CURRENCIES - The Fund may invest in foreign securities, either directly, through non-U.S. dollar denominated securities which are not publicly traded in the United States, or indirectly through the use of depository receipts. Depositary receipts, including American Depository Receipts, European Depository Receipts and American Depository Shares, are generally issued by banks or trust companies and evidence ownership of underlying foreign securities. The Fund may also invest in securities of foreign investment funds or trusts (including passive foreign investment companies).

Foreign investments involve special risks, including the possibility of expropriation, confiscatory taxation, and withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets, and issuers; political, economic or social instability; and less publicly available information and different accounting standards. When investing in foreign securities, the Fund may also incur costs in conversions between currencies, possible delays in settlement in foreign securities markets, limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country), and difficulty in enforcing obligations in other countries.

Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. The Fund may diversify its investments broadly among foreign countries, including both developed and developing countries. The Fund will take advantage of the unusual opportunities for higher returns available from investing in developing countries and may invest in the securities of such countries. These investments carry considerably more volatility and risk because they are associated with less mature economies and less stable political systems. Foreign securities may be difficult to liquidate rapidly without adverse price effects. Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.

Because most foreign securities are denominated in non-U.S. currencies, the investment performance of the Fund could be significantly affected by changes in foreign currency exchange rates. The value of the Fund's assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. Currency exchange rates can be volatile at times in response to supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation, and other political and economic conditions.

The Fund may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options, and futures transactions for hedging or risk management purposes. (See "DERIVATIVE INSTRUMENTS" below.)

WARRANTS - A warrant is an instrument which gives the holder the right to subscribe to a specified amount of the issuer's securities at a set price for a specified period of time or on a specified date. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities and do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

CONVERTIBLE SECURITIES - The Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. Although to a lesser extent than with debt obligations generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock, and therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt obligations, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all debt obligations, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because the market value of securities will fluctuate.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically are rated below investment grade or are not rated. Hence, an issuer with investment grade senior debt may issue convertible securities with ratings less than investment grade or not rated. Convertible securities rated below investment grade may be subject to some of the same risks as those inherent in junk bonds. (See "HIGH YIELD CORPORATE DEBT OBLIGATIONS" below) The Fund does not limit convertible securities by rating, and there is no minimal acceptance rating for a convertible security to be purchased or held in the Fund. Therefore, the Fund invests in convertible securities irrespective of their ratings. This could result in the Fund's purchasing and holding, without limit, convertible securities rated below investment grade by a nationally recognized statistical rating organization ("NRSRO") (e.g., Moody's Investors Services, Inc. or Standard & Poor's Ratings Group) or in the Fund's holding such securities where they have acquired a rating below investment grade after the Fund has purchased it.

The Fund may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer's common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the bonds back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations then conventional convertible securities.

Federal income tax law requires the holder of a zero coupon convertible security to recognize income from the security prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability of federal income taxes, the Fund will be required to distribute income accrued from zero coupon convertible securities which it owns, and may have to sell portfolio securities (perhaps at disadvantageous times) in order to generate cash to satisfy these distribution requirements.

DEBT OBLIGATIONS - Debt obligations in which the Fund invests generally will be investment grade debt obligations, although the Fund may invest up to 35% of its assets in corporate debt obligations that are not investment grade securities. The Fund's risk and return potential with respect to its debt obligations depends in part on the maturity and credit-quality characteristics of the underlying investments in its portfolio. In general, the longer the maturity of a debt obligation, the greater its sensitivity to changes in interest rates. Similarly, debt obligations issued by less creditworthy entities tend to carry higher yields than those with higher credit ratings. The market value of all debt obligations is also affected by changes in the prevailing interest rates. Therefore, the market value of such instruments generally reacts inversely to interest rate changes. If the prevailing interest rates decrease, the market value of debt obligations generally increases. If the prevailing interest rates increase, the market value of debt obligations generally decreases.

Medium-quality obligations are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than that of higher-rated issuers.

All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by the Adviser or the Subadviser to consider what action, if any, the Fund should take consistent with its investment objective; such event will not automatically require the sale of the downgraded securities.

HIGH YIELD CORPORATE DEBT OBLIGATIONS - The Fund may invest up to 35% of the value of its total assets in corporate debt obligations that are not investment grade securities or are not rated but are determined by the Subadviser to be of comparable quality and may include bonds in default (commonly known as "junk bonds").

Medium and lower rated securities will usually have higher yields than higher rated securities. However, there is more risk associated with these investments. This is because of reduced creditworthiness and increased risk of default. Under rating agency guidelines, medium and lower rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium and lower rated securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to make required interest and principal payments. The foregoing factors may, under certain circumstances, reduce the value of securities held by the Fund and thus affect the value of the Fund's shares.

Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. The ratings of Moody's and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities.

The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of the Fund to dispose of particular portfolio investments, may adversely affect the Fund's net asset value per share and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value the Fund's portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of the Fund to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain liquid securities in the Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may significantly increase.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect the Fund's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do the market values of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than are the market values of higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than the risk of loss on investment grade securities, because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

High yield U.S. corporate securities in which the Fund may invest include bonds, debentures, notes, and commercial paper and will generally be unsecured. Most of the debt securities will bear interest at fixed rates. However, the Fund may also invest in corporate debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

MONEY MARKET OBLIGATIONS - The Fund may invest up to 100% of its assets in high-quality short-term money market obligations.

Money market obligations in which the Fund may invest include: 1) U.S. government securities (as described below); 2) commercial paper rated in one of the two highest ratings categories of any NRSRO; 3) short-term bank obligations that are rated in one of the two highest categories by any NRSRO, with respect to obligations maturing in one year or less; 4) repurchase agreements relating to debt obligations which the Fund could purchase directly; 5) unrated debt obligations which are determined by the Adviser or the Subadviser to be of comparable quality; and 6) money market mutual funds.

U.S. GOVERNMENT SECURITIES - U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the U.S. government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include, but are not limited to, obligations of the following:

- the Federal Housing Administration, Farmers Home Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;
- the Federal Home Loan Banks, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
- the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and
- the Student Loan Marketing Association and the Federal Home Loan Mortgage Corporation, whose securities are supported only by the credit of such agencies.

Although the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

DERIVATIVE INSTRUMENTS - Derivative instruments may be used by the Fund for hedging or risk management purposes or for any other permissible purposes consistent with the Fund's investment objective. Derivative instruments are securities or agreements whose value is based on the value of some underlying asset (e.g., a security or currency) or the level of a reference index. Options, futures, and options on futures transactions are considered derivative transactions. Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified. Derivative transactions may also include forward currency contracts and foreign currency exchange-related securities.

Derivative transactions in which the Fund may engage include the writing of covered put and call options on securities and the purchase of put and call options thereon, the purchase of put and call options on securities indices and exchange-traded options on currencies and the writing of put and call options on securities indices. The Fund may enter into spread transactions and swap agreements. The Fund also may buy and sell financial futures contracts which may include interest-rate futures, futures on currency exchanges and stock and bond index futures contracts. The Fund may enter into any futures contracts and related options without limit for "bona fide hedging" purposes (as defined in Commodity Futures Trading Commission regulations) and for other permissible purposes, provided that aggregate initial margin and premiums on positions engaged in for purposes other than "bona fide hedging" will not exceed 5% of its net asset value, after taking into account unrealized profits and losses on such contracts. The Fund may also enter into forward currency contracts to purchase or sell foreign currencies.

Derivative instruments may be exchange-traded or traded in OTC transactions between private parties. OTC transactions are subject to the credit risk of the counterparty to the instrument and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. When required by guidelines of the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to secure its obligations under derivative transactions. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations. In order to maintain its required cover for a derivative transaction, the Fund may need to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position.

The successful use of derivative transactions by the Fund is dependent upon the Subadviser's ability to correctly anticipate trends in the underlying asset. Hedging transactions are subject to risks; if the Subadviser incorrectly anticipates trends in the underlying asset, the Fund may be in a worse position than if no hedging had occurred. In addition, there may be imperfect correlation between the Fund's derivative transactions and the instruments being hedged.

REAL ESTATE SECURITIES - Although the Fund will not invest in real estate directly, it may invest in equity securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments and therefore, the Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of Internal Revenue Code, as amended (the "Code").

ILLIQUID SECURITIES - The Fund may invest up to 15% of its net assets in securities that are illiquid, in that they cannot be expected to be sold within seven days at approximately the price at which they are valued. Due to the absence of an active trading market, the Fund may experience difficulty in valuing or disposing of illiquid securities. The Subadviser will determine the liquidity of the Fund's securities, under the supervision of the Trust's trustees.

RESTRICTED SECURITIES, NON-PUBLICLY TRADED SECURITIES AND RULE 144A SECURITIES - The Fund may invest in restricted securities and Rule 144A securities. Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, these securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities are generally considered illiquid and are therefore subject to the Fund's 15% limitation on investments in illiquid securities.

Non-publicly traded securities (including Rule 144A securities) may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. In particular, Rule 144A securities may be resold only to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. Unregistered securities may also be sold abroad pursuant to Regulation S under the 1933 Act. Companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Acting pursuant to guidelines established by the Trustees of the Trust, restricted securities and Rule 144A securities may be considered liquid.

REPURCHASE AGREEMENTS - The Fund may engage in repurchase agreement transactions as long as the underlying securities are of the type that the Fund would be permitted to purchase directly. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Fund's holding period. The Fund will enter into repurchase agreements with respect to securities in which it may invest with member banks of the Federal Reserve System or certain non-bank dealers. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. The Adviser or the Subadviser, acting under the supervision of the Board of Trustees, reviews the creditworthiness of those banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate these risks. For additional information, see "Repurchase Agreements" in the Statement of Additional Information.

REVERSE REPURCHASE AGREEMENTS - The Fund may also enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act").

INVESTMENT COMPANIES - As permitted by the 1940 Act, the Fund reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund.

WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES - The Fund may invest without limitation in securities purchased on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, these securities may be delivered and paid for at a future date, generally within 45 days. Purchasing when-issued or delayed-delivery securities allows the Fund to lock in a fixed price or yield on a security it intends to purchase. However, when the Fund purchases a security on such basis, it immediately assumes the risk of ownership, including the risk of price fluctuation until the settlement date.

The greater the Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of a Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment. Although the Fund may be able to sell these securities prior to the delivery date, it will purchase them for the purpose of actually acquiring the securities, unless after entering into the commitment a sale appears desirable for investment reasons. When required by guidelines issued by the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to secure its outstanding commitments for these types of securities.


LENDING PORTFOLIO SECURITIES - From time to time, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions which need to borrow securities to complete certain transactions. In connection with such loans, the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund can increase its income through the investment of such collateral. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

BORROWING MONEY - The Fund may borrow money from banks up to 33 1/3% of its total assets (including the amount borrowed). However, the Fund currently intends to borrow money only for temporary or emergency purposes (but not for leverage or the purchase of investments), in an amount up to 5% of the value of the Fund's total assets (including the amount borrowed) valued at the time the borrowing is made.

PERFORMANCE INFORMATION


The Fund may use historical performance in advertisements, sales literature, and the prospectus. Such figures will include quotations of average annual total return for the most recent one, five, and ten year periods (or the life of the Fund if less). Average annual total return represents the rate required each year for an initial investment to equal the redeemable value at the end of the specific period. Average annual total return reflects reinvestment of all distributions.

The average annual total return for the period from October 31, 1997 (date of commencement of operations) through December 31, 1997 was 1.77%. The Fund's investment objective and policies and the Fund's strategies will be substantially similar to those employed by Federated Advisers, an affiliate of the Subadviser, with respect to the Class A shares of the Federated Equity Income Fund, Inc. The chart below shows the historical investment performance for the Class A shares of the Federated Equity Income Fund, Inc.

The investment performance of the Class A shares of the Federated Equity Income Fund, Inc. does not represent the Fund's performance and should not be construed as a substitute for the Fund's performance, nor should it be interpreted as indicative of the Fund's future performance.

The investment performance results of the Class A shares of the Federated Equity Income Fund, Inc. reflect the deduction of its total annual operating expenses of 1.11% as of December 31, 1997. The Fund's estimated total annual operating expenses are 0.95% and are lower than the total annual operating expenses of the Federated Equity Income Fund, Inc. The total return performance figures of the Class A shares of the Federated Equity Income Fund, Inc. represent the change, over a specified period of time, in the value of an investment in the fund after reinvesting all income and capital gains distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.



                                            AVERAGE ANNUAL TOTAL RETURNS
                                        --------------------------------------
                                         ONE           FIVE             TEN
                                         YEAR          YEARS            YEARS

AS OF December 31, 1997
 Federated Equity Income                25.11%         18.79%          16.91%
   Fund, Inc., Class A

 Standard and Poor's 500 Index          33.37%         20.27%          18.03%

               ANNUAL TOTAL RETURNS FOR THE YEAR ENDED DECEMBER 31

                          1997       1996        1995         1994       1993       1992       1991        1990
Federated Equity
Income Fund, Inc.        25.11%     22.20%      33.84%       (3.85)%     20.24%     9.80%      42.20%     (12.45)%
Standard and Poor's
500 Index                33.37%     22.96%      37.58%        1.32%      10.08%     7.61%      30.42%     (3.13)%

Standard & Poor's Daily Stock Price Index of 500 Common Stocks (S&P 500), an unmanaged composite index of common stocks in industrial, transportation, and financial and public utility companies, can be used to gauge general market performance and to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the S&P 500 assumes reinvestments of all dividends paid by stocks listed on its index, but the performance does not reflect the deduction of management fees or transaction costs.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTORS SHOULD ALSO BE AWARE THAT THE USE OF METHODS OF DETERMINING PERFORMANCE DIFFERENT THAN THAT USED BY THE SUBADVISER WOULD RESULT IN DIFFERENT PERFORMANCE DATA.


MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Board of Trustees sets and reviews policies regarding the operation of the Trust, whereas the officers perform the daily functions of the Trust.

INVESTMENT MANAGEMENT OF THE FUND

THE ADVISER - Under the terms of the Investment Advisory Agreement, Nationwide Advisory Services, Inc., Three Nationwide Plaza, Columbus, Ohio 43215, oversees the investment of the assets for the Fund and supervises the daily business affairs of the Fund. Subject to the supervision and direction of the Trustees, the Adviser also evaluates and monitors the performance of the Subadviser. The Adviser is also authorized to select and place portfolio investments on behalf of the Fund; however, the Adviser does not intend to do so at this time.


The Adviser and the Trust have received from the Securities and Exchange Commission an exemptive order for the multi-manager structure which allows the Adviser to hire, replace or terminate subadvisers without the approval of shareholders; the order also allows the Adviser to revise a subadvisory agreement without shareholder approval. If a new subadviser is hired, the change will be communicated to shareholders within 90 days of such changes and all changes will be approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or the Adviser. The order is intended to facilitate the efficient operation of the Fund and afford the Trust increased management flexibility.


The Adviser provides to the Fund investment management evaluation services principally by performing initial due diligence on prospective subadvisers for the Fund and thereafter monitoring the performance of the subadvisers through quantitative and qualitative analysis as well as through periodic in-person, telephonic and written consultations with the subadvisers. The Adviser has responsibility for communicating performance expectations and evaluations to the subadvisers and ultimately recommending to the Trust's Board of Trustees whether the subadviser's contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of subadvisers. The Adviser will regularly provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although the Adviser will monitor the performance of the Subadviser, there is no certainty that the Subadviser or the Fund will obtain favorable results at any given time.

The Adviser, an Ohio corporation, is a wholly owned subsidiary of Nationwide Life Insurance Company, which is owned by Nationwide Financial Services, Inc.
(NFS). NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all the outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders. The Fund pays to the Adviser a fee at the annual rate of 0.80% of the Fund's average daily net assets.

THE SUBADVISER - Subject to the supervision of the Adviser and the Trustees, the Subadviser manages the Fund's assets in accordance with the Fund's investment objective and policies. The Subadviser makes investment decisions for the Fund, and in connection with such investment decisions places purchase and sell orders for securities. For the investment management services it provides to the Fund, the Subadviser receives an annual fee from the Adviser in the amount of 0.40% on assets up to $50 million, 0.25% on assets of $50 million and more but less than $250 million, 0.20% on assets of $250 million and more but less than $500 million, and 0.15% on assets of $500 million and more. These fees are calculated at an annual rate based upon the Fund's average daily net assets.

Federated Investment Counseling, a Delaware business trust organized on April 11, 1989 (the "Subadviser"), is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.


The Subadviser and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $139 billion invested across more than 370 funds under management and/or administration by its subsidiaries, as of December 31, 1997, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.


Linda A. Duessel and Steven J. Lehman are primarily responsible for the day-to-day management of the Fund's portfolio. Ms. Duessel joined Federal Investors in 1991 and has been a Vice President of a subsidiary of the Subadviser since 1995. From 1991 through 1995, Ms. Duessel was an Assistant Vice President of a subsidiary of the Subadviser. Ms. Duessel is a Chartered Financial Analyst. Mr. Lehman joined Federated Investors in May 1997 as a Vice President. From 1985 to May 1997, Mr. Lehman served as a Portfolio Manager, then Vice President/Senior Portfolio Manager, at First Chicago NBD Investment Management Company. Mr. Lehman is a Chartered Financial Analyst.

OTHER SERVICES

Under the terms of a Fund Administration Agreement, the Adviser also provides various administrative and accounting services to the Fund, including daily valuation of the Fund's shares and preparation of financial statements, tax returns, and regulatory reports. For these services, the Fund pays the Adviser an annual fee in the amount of 0.07% on assets up to $250 million, 0.05% on the next $750 million and 0.04% on assets of $1 billion and more. These fees are calculated at an annual rate based upon the Fund's average daily net assets.

The Transfer and Dividend Disbursing Agent, Nationwide Investors Services, Inc., ("NIS"), Three Nationwide Plaza, Columbus, Ohio 43215, serves as transfer agent and dividend disbursing agent for the Trust. The Fund pays to NIS a fee for such services at the annual rate of 0.01% of the Fund's average daily net assets. NIS is a wholly owned subsidiary of the Adviser.

In addition to paying for the advisory, fund administration and transfer agency services described above, the Fund pays for its own expenses including services provided by its custodian, the Trust's independent accountants and legal counsel, charges and expenses of dividend and capital gain distributions, a portion of the compensation paid to the Trust's Trustees who are not "interested persons" of the Adviser and of the expenses of Trustees' meetings, brokerage commissions and other expenses related to securities transactions, taxes, insurance and bonding premiums, association membership dues, and expenses relating to the issuance, registration and qualification of the Fund's securities. The Fund may also pay for certain expenses relating to shareholders' meetings and to the printing and distributing of prospectuses to current shareholders.


INVESTMENT IN FUND SHARES

An insurance company may purchase the shares of the Fund using purchase payments received on Contracts issued by Accounts. These Accounts are funded by shares of the Fund. Funds of Funds may also purchase shares of the Fund for their portfolios. There is no sales charge, and all shares are sold at net asset value.


Shares of the Fund are currently sold only to separate accounts of Nationwide Life Insurance Company and its wholly owned subsidiary Nationwide Life and Annuity Insurance Company to fund the benefits under the Contracts and to affiliated Funds of Funds. Substantially all of the Fund's shares were owned by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company as of April 1, 1998. The address for each of these entities is One Nationwide Plaza, Columbus, Ohio 43215.

All investments in the Fund are credited to the Accounts in the form of full and fractional shares of the Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates. Initial and subsequent purchase payments allocated to the Fund are subject to the limits set forth in the Contracts.

SHARE REDEMPTION

Redemptions are processed on any day on which the Trust is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust's transfer agent, NIS.

The Trust may suspend the right of redemption only under the following unusual circumstances:

         when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

         when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

         during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of shareholders.

The net asset value per share of the Fund is determined once daily, as of the close of regular-trading on the New York Stock Exchange (generally 4:00 P.M. Eastern Time), on each business day the New York Stock Exchange is open for regular trading and on such other days as the Board determines and on any other day during which there is a sufficient degree of trading in the Fund's portfolio securities that the net asset value of the Fund is materially affected by changes in the value of portfolio securities. The Fund does not compute net asset value on customary national business holidays, including the following:
Christmas, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, and Thanksgiving Day. The net asset value per share is calculated by adding the value of all securities and other assets of the Fund, deducting its liabilities, and dividing by the number of shares outstanding.


In determining net asset value, portfolio securities listed on national exchanges are valued at the last sales price on the principal exchange or if there is no sale on that day, the securities are valued at the prior day's closing price as provided by an independent pricing organization. Securities traded in the over-the-counter market are valued at the last quoted sale price or if there is no sale on that day, the quoted bid price as provided by an independent pricing organization. Other portfolio securities are valued at the quoted prices obtained from an independent pricing organization which employs a combination of methods, including among others, the obtaining and comparison of market valuations from dealers who make markets and deal in such securities and the comparison of valuations with those of other comparable securities in a matrix of such securities. The pricing service activities and results are reviewed by an officer of the Trust. Securities for which market quotations are not readily available, or for which an independent pricing organization does not provide a value or provides a value that does not represent fair value in the judgement of the Adviser, are valued at fair value in accordance with procedures adopted by the Board of Trustees. Expenses and fees are accrued daily.

NET INCOME AND DISTRIBUTIONS

Substantially all of the net investment income, if any, of the Fund will be declared and paid as dividends quarterly in the form of additional shares of the Fund. Net realized capital gains of the Fund, if any, will be distributed at least annually.

ADDITIONAL INFORMATION

DESCRIPTION OF SHARES - The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund and to divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share of the Fund represents an equal proportionate interest in the Fund with each other share. The Trust reserves the right to create and issue shares of a number of different funds, and currently has authorized 15 separate funds. The shares of each fund participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a fund, its shareholders are entitled to share pro rata in the net assets of such fund available for distribution to shareholders.

VOTING RIGHTS - Shareholders are entitled to one vote for each share held. Shareholders may vote in the election or removal of Trustees and on other matters submitted to meetings of shareholders. Generally, amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding voting securities of the Trust. The Trustees may, however, amend the Declaration of Trust without the vote or consent of shareholders to:

         designate series of the Trust;

         change the name of the Trust; or

         supply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Declaration of Trust to the requirements of applicable federal and state laws or regulations if they deem it necessary.

Shares have no pre-emptive or conversion rights. Shares, when issued, are fully paid and nonassessable. In regard to termination, sale of assets, or changes of fundamental investment restrictions, the right to vote is limited to the holders of shares of the particular fund affected by the proposal. However, shares of all funds would vote together, and not by fund, in the election of Trustees. If an issue must be approved by a majority as defined by the 1940 Act, a "majority of the outstanding voting securities" means the lesser of (i) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. For the election of Trustees only a plurality is required.


SHAREHOLDER INQUIRIES - All inquiries regarding the Fund should be directed to the Trust at the telephone number or address shown on the cover page of this Prospectus.

TAX STATUS


The Trust's policy is to cause the Fund to qualify as a regulated investment company and to meet the requirements of Subchapter M of the Internal Revenue Code (the "Code"). The Fund intends to distribute all, or substantially all, of its taxable net income and capital gains to shareholders; therefore, it is expected that the Fund will not be required to pay any federal income taxes on its investment income.

Because the Fund is treated as a separate entity for purposes of the regulated investment company provisions of the Code, the assets, income, and distributions of the Fund are considered separately from those of other funds of the Trust for purposes of determining whether or not the Fund qualifies as a regulated investment company. The Fund intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of the Contracts. See the Statement of Additional Information for more specific information.

The tax treatment of payments made by an Account to a Contractholder is described in the separate account prospectus.

CONTENTS                                                      PAGE

Sale of Fund Shares                                           2
Summary of Expenses                                           2
Financial Highlights                                          3
Investment Objective and Policies                             4
Investment Techniques, Considerations and
  Risk Factors                                                4
Performance Information                                       14
Management of the Trust                                       16
Investment in Fund Shares                                     18
Share Redemption                                              19
Net Income and Distributions                                  20
Additional Information                                        20
Tax Status                                                    21



INVESTMENT ADVISER AND ADMINISTRATOR
Nationwide Advisory Services, Inc.
Three Nationwide Plaza
Columbus, Ohio 43215

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Nationwide Investors Services, Inc.
P.O. Box 1492
Three Nationwide Plaza
Columbus, Ohio 43216

AUDITORS
Coopers & Lybrand L.L.P.
100 East Broad Street
Columbus, Ohio 43215

LEGAL COUNSEL
Druen, Dietrich, Reynolds, & Koogler
One Nationwide Plaza
Columbus, Ohio 43215

PROSPECTUS
MAY 1, 1998



                        SHARES OF BENEFICIAL INTEREST OF
                        NATIONWIDE HIGH INCOME BOND FUND
                                  ONE SERIES OF
                        NATIONWIDE SEPARATE ACCOUNT TRUST
                             THREE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215

                         FOR INFORMATION AND ASSISTANCE,
                          CALL TOLL FREE 1-800-848-6331



Nationwide High Income Bond Fund is a diversified portfolio of the Nationwide Separate Account Trust (the "Trust"). The Trust is an open-end management investment company organized under the laws of Massachusetts, by a Declaration of Trust, dated June 30, 1981, as subsequently amended. The Trust currently offers shares in 15 separate mutual funds, each with its own investment objective. This Prospectus relates only to one of those funds, Nationwide High Income Bond Fund ("the Fund"). The shares of the Fund are sold to other open-end investment companies created by Nationwide Advisory Services, Inc., the Fund's investment adviser, as well as to life insurance company separate accounts to fund the benefits of variable life insurance policies and annuity contracts. Nationwide Advisory Services, Inc. may from time to time use one or more subadvisers to manage the Fund's portfolio as a part of a multi-manager structure (see "Investment Management of the Fund").


The Fund seeks, as its investment objective, high current income. The Fund intends to pursue its investment objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities. The fixed income securities in which the Fund intends to invest are lower-rated corporate debt obligations, which are commonly referred to as "junk bonds." Some of these fixed income securities may involve equity features. Capital growth will be considered, but only when consistent with the investment objective of high current income.


This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information dated May 1, 1998, has been filed with the Securities and Exchange Commission. You can obtain a copy without charge by calling 1-800-848-6331, or writing Nationwide Life Insurance Company, One Nationwide Plaza, Columbus, Ohio 43215.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE STATEMENT OF ADDITIONAL INFORMATION FOR THE FUND, DATED MAY 1, 1998, IS INCORPORATED HEREIN BY REFERENCE.

SALE OF FUND SHARES

Shares of the Fund are sold to life insurance company separate accounts (the "Accounts") to fund the benefits of variable life insurance policies or annuity contracts ("Contracts") issued by life insurance companies, as well as to other open-end investment companies (each, a "Fund of Funds") created by Nationwide Advisory Services, Inc. (the "Adviser"), the Fund's investment adviser. The Accounts purchase shares of the Fund in accordance with variable account allocation instructions received from owners of the Contracts. The Fund then uses the proceeds to buy securities for its portfolio. Each Fund of Funds and Account, as a shareholder, has an ownership interest in the Fund's investments. The Fund also offers to buy back (redeem) its shares from the Funds of Funds or the Accounts at any time at net asset value.

The Adviser, together with a subadviser, manages the portfolio from day to day to accomplish the Fund's investment objectives. The types of investments and the way they are managed depend on what is happening in the economy and the financial marketplaces.

SUMMARY OF EXPENSES



SHAREHOLDER TRANSACTION EXPENSES                                                        None

ESTIMATED ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

Management Fees                                                                         0.80%
12b-1 Fees                                                                              None
Other Expenses (after voluntary fee reductions)                                         0.15%
                                                                                        ----
Estimated Total Fund Operating Expenses (after voluntary fee reductions)1               0.95%
                                                                                        =====



This summary is provided to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The amount of "Other Expenses" is based on estimated amounts for the fiscal year ending December 31, 1998.


Example: You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period.

                                     1 year         3 years
                                     ------         -------
                                     $10              $30

THE EXAMPLE SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

For more information on Fund expenses, see "Management of the Trust."


(1) The Adviser has agreed with the Trust to waive management fees or to reimburse expenses incurred by the Fund if necessary to limit the total expense ratio of the Fund to a maximum of 0.95% through April 30, 1999.

FINANCIAL HIGHLIGHTS


           SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                            PERIOD FROM
                                                           OCTOBER 31, 1997
                                                           (COMMENCEMENT
                                                             OF OPERATIONS)
                                                           THROUGH DECEMBER 31,
                                                                1997
                                                                ----
NET ASSET VALUE -- BEGINNING OF
  PERIOD                                                      $10.00
Net investment income                                           0.11
Net realized gain and unrealized
  appreciation on investments                                   0.12
                                                                ----
   Total from investment operations                             0.23
                                                                ----
Dividends from net investment income                           (0.11)
   Net increase in net asset value                              0.12
NET ASSET VALUE -- END OF PERIOD                              $10.12
                                                               ======
Total Return                                                    2.28%
Ratios and supplemental data:
   Net Assets, end of period (000)                            $6,029
   Ratio of expenses to average net assets                      0.95%*
   Ratio of expenses to average net assets**                    2.18%*
   Ratio of net investment income to average
     net assets                                                 6.96%*
   Ratio of net investment income to average
     net assets**                                               5.73%*
Portfolio turnover                                              7.37%



* Ratios are annualized for periods of less than one year. Total return and portfolio turnover are not annualized.
**   Ratios calculated as if no fees were waived or expenses reimbursed.
*** Represents the total amount of commissions paid in portfolio equity transactions divided by the total number of shares purchased and sold by the Fund for which commissions were charged.



 The information in the Financial Highlights has been audited by Coopers & Lybrand L.L.P., Independent Auditors, whose report thereon, together with the financial statements appearing in the Annual Report for the Trust, are incorporated by reference in the Statement of Additional Information. The Trust's Statement of Additional Information and the Annual Report may be obtained free of charge by calling 1-800-848-6331.

INVESTMENT OBJECTIVE AND POLICIES

Nationwide High Income Bond Fund seeks to provide high current income. The Fund intends to pursue its investment objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities. The fixed income securities in which the Fund intends to invest are lower-rated corporate debt obligations, which are commonly referred to as "junk bonds." Some of these fixed income securities may involve equity features. Capital growth will be considered, but only when consistent with the investment objective of high current income.

The Fund invests at least 65% of its assets in lower-rated fixed income bonds. Under normal circumstances, the Fund will not invest more than 10% of the value of its total assets in equity securities. The fixed income securities in which the Fund may invest include, but are not limited to:

-        preferred stocks;
-        bonds;
-        debentures;
-        notes;
-        equipment lease certificates; and
-        equipment trust certificates

The securities in which the Fund may invest are generally rated BBB or lower by Standard & Poor's Ratings Group ("S&P") or Fitch/IBCA Information Service ("Fitch") or Baa or lower by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, are determined by the Fund's subadviser to be of comparable quality. Securities that are rated BBB or lower by S&P or Fitch or Baa or lower by Moody's have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than highly rated bonds. There is no lower limit with respect to rating categories for securities in which the Fund may invest. For a description of the rating categories described above, see the Appendix to the Statement of Additional Information.

The Fund may invest in foreign securities, including foreign securities not publicly traded in the United States, which may include any of the types of securities described above.

At various times the Fund may invest in derivative instruments for hedging or risk management purposes or for any other permissible purpose. See "INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS - Derivative Instruments" below.

In addition, for temporary or emergency purposes as determined by the Adviser, the Fund can invest up to 100% of its total assets in short-term money market obligations.

For a further discussion of the types of securities in which the Fund may invest and the related investment techniques, see "INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS" below.

While there is careful selection of the securities in which the Fund may invest and constant supervision of the Fund's portfolio by a group of professional investment managers, there can be no guarantee that the Fund's investment objective will be achieved. The investment objective of the Fund is not fundamental and shareholder approval is not required to change the Fund's investment objective.

MANAGEMENT OF THE FUND

The Adviser provides investment management evaluation services to the Fund in initially selecting and monitoring on an ongoing basis the performance of a subadviser to manage the Fund's portfolio. The Adviser has selected Federated Investment Counseling to be the subadviser (the "Subadviser") of the Fund. See "MANAGEMENT OF THE TRUST -- Investment Management of the Fund" below for further information.

INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS


An investment in the Fund involves certain risks. As a general matter, an investment in the Fund involves the risk that the net asset value of the Fund's shares will fluctuate in response to changes in economic conditions, interest rates, and the market's perception of the securities held by the Fund. In addition, because the Fund invests in bonds, an investment in the Fund is subject to bond market risk, i.e., the risk that the market price of bonds in general will fluctuate. Bond prices fluctuate largely in response to changes in the level of interest rates. When interest rates rise, bond prices generally fall; conversely, when interest rates fall, bond prices generally rise. Although the fluctuation in the price of bonds is normally less than that of common stocks, in the recent past there have been extended periods of cyclical increases in interest rates, causing significant declines in the price of bonds in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate term securities (which tend to be less volatile in price) into longer term securities (which tend to be more volatile in price).


An investment in the Fund is subject to other risks as well, depending upon the particular investment techniques employed by the Fund and the types of securities in which the Fund invests. These risks are described below.

HIGH YIELD SECURITIES - The Fund may invest without limitation in domestic and foreign "high yield" convertible securities (commonly known as "junk bonds").

Medium and lower rated securities will usually have higher yields than higher rated securities. However, there is more risk associated with these investments. This is because of reduced creditworthiness and increased risk of default. Under rating agency guidelines, medium and lower rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium and lower rated securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to make required interest and principal payments. The foregoing factors may, under certain circumstances, reduce the value of securities held by the Fund and thus affect the value of the Fund's shares.

Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. The ratings of Moody's and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of the Fund to dispose of particular portfolio investments, may adversely affect the Fund's net asset value per share and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value the Fund's portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of the Fund to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain liquid securities in the Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may significantly increase.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect the Fund's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do the market values of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than are the market values of higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than the risk of loss on investment grade securities, because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

The development of a market for high yield non-U.S. corporate securities has been a relatively recent phenomenon. In contrast, the market for high yield U.S. corporate debt securities is more established, although it has undergone significant changes in the past and may undergo significant changes in the future.

High yield non-U.S. and U.S. corporate securities in which the Fund may invest include bonds, debentures, notes, commercial paper and preferred stock and will generally be unsecured. Most of the debt securities will bear interest at fixed rates. However, the Fund may also invest in corporate debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

The Fund also anticipates investing in medium-quality obligations, which are obligations rated in the fourth highest rating category by any rating service. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issues of higher-rated securities.

All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by the Adviser or the Subadviser to consider what action, if any, the Fund should take consistent with its investment objective; such an event will not automatically require the sale of the downgraded securities.

FOREIGN SECURITIES AND CURRENCIES - The Fund may invest in foreign securities, either directly or indirectly through the use of depositary receipts. Depositary receipts, including American Depository Receipts, European Depository Receipts and American Depository Shares, are generally issued by banks or trust companies and evidence ownership of underlying foreign securities. The Fund may also invest in securities of foreign investment funds or trusts (including passive foreign investment companies).

Foreign investments involve special risks, including the possibility of expropriation, confiscatory taxation, and withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets, and issuers; political, economic or social instability; less publicly available information; and different accounting standards. When investing in foreign securities, the Fund may also incur costs in conversions between currencies, possible delays in settlement in foreign securities markets, limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country), and difficulty in enforcing obligations in other countries.

Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. Although the Fund generally invests only in securities that are regularly traded on recognized exchanges or in the over-the-counter market ("OTC"), from time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects. Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.

The Fund may invest a portion of its assets in securities of issuers in developing or emerging markets and economies. Investing in securities of issuers in developing or emerging markets involves special risks, including less social, political, and economic stability; smaller securities markets and lower trading volume, which may result in a lack of liquidity and greater price volatility; certain national policies that may restrict the Fund's investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests; expropriation or confiscation of assets or property, which could result in the loss of the Fund's entire investment in that market; and less developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property.

In addition, brokerage commissions, custodial services, withholding taxes, and other costs relating to investment in emerging markets generally are more expensive than in the U.S. and certain more established foreign markets. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures negotiated or imposed by the countries with which they trade.

Because most foreign securities are denominated in non-U.S. currencies, the investment performance of the Fund could be significantly affected by changes in foreign currency exchange rates. The value of the Fund's assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. Currency exchange rates can be volatile at times in response to supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation, and other political and economic conditions.

The Fund may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options, and futures transactions for hedging or risk management purposes. See "Derivative Instruments" below.

WARRANTS - A warrant is an instrument which gives the holder the right to subscribe to a specified amount of the issuer's securities at a set price for a specified period of time or on a specified date. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities and do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

CONVERTIBLE SECURITIES - The Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. Although to a lesser extent than with debt obligations generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt obligations, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all debt obligations, there can be no assurance of current income because the issuers of convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non- convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because the market value of securities will fluctuate.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically are rated below investment grade or are not rated.

MONEY MARKET OBLIGATIONS - As described above, debt obligations in which the Fund may invest generally will be medium and lower grade debt obligations, although the Fund may invest up to 100% of its assets in high-quality short-term money market obligations.

Money market obligations in which the Fund may invest include: 1) U.S. government securities (as described below); 2) commercial paper rated in one of the two highest ratings categories of any nationally recognized statistical rating organization ("NRSRO") (e.g., Moody's or S&P); 3) short-term bank obligations that are rated in one of the two highest categories by any NRSRO, with respect to obligations maturing in one year or less; 4) repurchase agreements relating to debt obligations which the Fund could purchase directly;
5) unrated debt obligations which are determined by the Adviser or the Subadviser to be of comparable quality; and 6) money market mutual funds.

U.S. GOVERNMENT SECURITIES - U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the U.S. government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include, but are not limited to, obligations of the following:

- the Federal Housing Administration, Farmers Home Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;
- the Federal Home Loan Banks, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
- the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and
- the Student Loan Marketing Association and the Federal Home Loan Mortgage Corporation, whose securities are supported only by the credit of such agencies.

Although the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

DERIVATIVE INSTRUMENTS - Derivative instruments may be used by the Fund for hedging or risk management purposes or for any other permissible purposes consistent with the Fund's investment objective. Derivative instruments are securities or agreements whose value is based on the value of some underlying asset (e.g., a security or currency) or the level of a reference index. Options, futures, and options on futures transactions are considered derivative transactions. Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified. Derivative transactions may also include forward currency contracts and foreign currency exchange-related securities.

Derivative transactions in which the Fund may engage include the writing of covered put and call options on securities and the purchase of put and call options thereon, the purchase of put and call options on securities indices and exchange-traded options on currencies and the writing of put and call options on securities indices. The Fund may enter into spread transactions and swap agreements. The Fund also may buy and sell financial futures contracts, which may include interest-rate futures, futures on currency exchanges and stock and bond index futures contracts. The Fund may enter into any futures contracts and related options without limit for "bona fide hedging" purposes (as defined in Commodity Futures Trading Commission regulations) and for other permissible purposes, provided that aggregate initial margin and premiums on positions engaged in for purposes other than "bona fide hedging" will not exceed 5% of its net asset value, after taking into account unrealized profits and losses on such contracts. The Fund may also enter into forward currency contracts to purchase or sell foreign currencies.

Derivative instruments may be exchange-traded or traded in OTC transactions between private parties. OTC transactions are subject to the credit risk of the counterparty to the instrument and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. When required by guidelines of the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to secure its obligations under derivative transactions. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations. In order to maintain its required cover for a derivative transaction, the Fund may need to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position.

The successful use of derivative transactions by the Fund is dependent upon the Subadviser's ability to correctly anticipate trends in the underlying asset. Hedging transactions are subject to risks; if the Subadviser incorrectly anticipates trends in the underlying asset, the Fund may be in a worse position than if no hedging had occurred. In addition, there may be imperfect correlation between the Fund's derivative transactions and the instruments being hedged.

ILLIQUID SECURITIES - The Fund may invest up to 15% of its net assets in securities that are illiquid, in that they cannot be expected to be sold within seven days at approximately the price at which they are valued. Due to the absence of an active trading market, the Fund may experience difficulty in valuing or disposing of illiquid securities. The Subadviser will determine the liquidity of the Fund's securities, under the supervision the Trust's trustees.

RESTRICTED SECURITIES, NON-PUBLICLY TRADED SECURITIES AND RULE 144A SECURITIES - The Fund may invest in restricted securities and Rule 144A securities. Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, these securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities are generally considered illiquid and are therefore subject to the Fund's 15% limitation on investments in illiquid securities.

Non-publicly traded securities (including Rule 144A securities) may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. In particular, Rule 144A securities may be resold only to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. Unregistered securities may also be sold abroad pursuant to Regulation S under the 1933 Act. Companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Acting pursuant to guidelines established by the Trustees of the Trust, restricted securities and Rule 144A securities may be considered liquid.

REPURCHASE AGREEMENTS - The Fund may engage in repurchase agreement transactions as long as the underlying securities are of the type that the Fund would be permitted to purchase directly. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Fund's holding period. The Fund will enter into repurchase agreements with respect to securities in which it may invest with member banks of the Federal Reserve System or certain non-bank dealers. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. The Adviser or the Subadviser, acting under the supervision of the Board of Trustees, reviews the creditworthiness of those banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate these risks. For additional information, see "Repurchase Agreements" in the Statement of Additional Information.

REVERSE REPURCHASE AGREEMENTS - The Fund may also enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act").

INVESTMENT COMPANIES - As permitted by the 1940 Act, the Fund reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund.


WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES - The Fund may invest without limitation in securities purchased on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, these securities may be delivered and paid for at a future date, generally within 45 days. Purchasing when-issued or delayed-delivery securities allows the Fund to lock in a fixed price or yield on a security it intends to purchase. However, when the Fund purchases securities on such a basis, it immediately assumes the risk of ownership, including the risk of price fluctuation until the settlement date.



The greater the Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of a Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment. Although the Fund may be able to sell these securities prior to the delivery date, it will purchase them for the purpose of actually acquiring the securities, unless after entering into the commitment a sale appears desirable for investment reasons. When required by guidelines issued by the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to secure its outstanding commitments for these types of securities.


LENDING PORTFOLIO SECURITIES - From time to time, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions which need to borrow securities to complete certain transactions. In connection with such loans, the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund can increase its income through the investment of such collateral. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

BORROWING MONEY - The Fund may borrow money from banks up to 33 1/3% of the Fund's total assets (including the amount borrowed). However, the Funds currently intend to borrow money only for temporary or emergency purposes (but not for leverage or to purchase investments) up to 5% of the value of that Fund's total assets (including the amount borrowed) valued at the time the borrowing is made.


PERFORMANCE INFORMATION


The Fund may use historical performance in advertisements, sales literature, and the prospectus. Such figures will include quotations of average annual total return for the most recent one, five, and ten year periods (or the life of the Fund if less). Average annual total return represents the rate required each year for an initial investment to equal the redeemable value at the end of the specific period. Average annual total return reflects reinvestment of all distributions.



The average annual total return of the High Income Bond Fund for the period October 31, 1997 (date of commencement of operations) through December 31, 1997 was 2.28%. The Fund's investment objective and policies and the Fund's strategies will be substantially similar to those employed by the Subadviser and its affiliates with respect to certain portfolios under their management, all of which are registered investment companies. The chart below shows the historical investment performance for a composite of all portfolios with a substantially similar investment strategy managed by the Subadviser and its affiliates (the "Federated High Yield Composite"). Only those portfolios with at least one quarter's performance history are included in the Federated High Yield Composite.



The investment performance of Federated High Yield Composite does not represent the Fund's performance and should not be construed as a substitute for the Fund's performance, nor should it be interpreted as indicative of the Fund's future performance.

The investment performance results of Federated High Yield Composite reflects the deduction of actual expenses. The composite's average total operating expenses for the 12 month period ending December 31, 1997 is 1.24%. The Fund's estimated total annual operating expenses are 0.95%, and are expected to be lower than the average total annual operating expenses of Federated High Yield Composite. Because the fund and the portfolios represented in the composite are registered investment companies, each of the entities have similar fee structures and are subject to similar types of fees. The Federated High Yield Composite represents an asset weighted composite return after reinvesting all income and capital gains distributions.


                          AVERAGE ANNUAL TOTAL RETURNS
                          ----------------------------

                                              ONE                FIVE        TEN
                                              YEAR               YEARS       YEARS
AS OF December 31, 1997
Federated High Yield Composite                13.09%             11.90%      12.32%
Lehman Brothers High Yield                    12.76%             11.65%      11.65%



               ANNUAL TOTAL RETURNS FOR THE YEAR ENDED DECEMBER 31


                         1997       1996       1995          1994        1993       1992       1991        1990
Federated High
Yield                   13.09%     13.52%     18.78%        (2.02)%     17.44%     16.10%     56.49%     (12.69)%

Lehman Brothers
High Yield              12.76%     11.35%     19.21%        (1.03)%     17.12%     15.75%     46.17%     (9.59)%


Lehman Brothers High Yield Index covers the universe of fixed rate, publicly issued, noninvestment grade debt registered with the SEC. All bonds included in the High Yield Index must be dollar-denominated and nonconvertible and have at least one year remaining to maturity and an outstanding par value of at least $100 million. Generally securities must be rated Ba1 or lower by Moody's Investors Service, including defaulted issues. If no Moody's rating is available, bonds must be rated BB+ or lower by S&P; and if no S&P rating is available, bonds must be rated below investment grade by Fitch. A small number of unrated bonds is included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly. If the High Yield Index reflected the deduction of fees and expenses, its performance would be lower.


PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTORS SHOULD ALSO BE AWARE THAT THE USE OF METHODS OF DETERMINING PERFORMANCE DIFFERENT THAN THAT USED BY THE SUBADVISER WOULD RESULT IN DIFFERENT PERFORMANCE DATA.

MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Board of Trustees sets and reviews policies regarding the operation of the Trust, whereas the officers perform the daily functions of the Trust.

INVESTMENT MANAGEMENT OF THE FUND

THE ADVISER - Under the terms of the Investment Advisory Agreement, Nationwide Advisory Services, Inc., Three Nationwide Plaza, Columbus, Ohio 43215, oversees the investment of the assets for the Fund and supervises the daily business affairs of the Fund. Subject to the supervision and direction of the Trustees, the Adviser also evaluates and monitors the performance of the Subadviser. The Adviser is also authorized to select and place portfolio investments on behalf of the Fund; however, the Adviser does not intend to do so at this time.


The Adviser and the Trust have received from the Securities and Exchange Commission an exemptive order for the multi-manager structure which allows the Adviser to hire, replace or terminate subadvisers without the approval of shareholders; the order also allows the Adviser to revise a subadvisory agreement without shareholder approval. If a new subadviser is hired, the change will be communicated to shareholders within 90 days of such changes, and all changes will be approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or the Adviser. The order is intended to facilitate the efficient operation of the Fund and afford the Trust increased management flexibility.


The Adviser provides to the Fund investment management evaluation services principally by performing initial due diligence on prospective subadvisers for the Fund and thereafter monitoring the performance of the subadviser through quantitative and qualitative analysis as well as through periodic in-person, telephonic and written consultations with the subadviser. The Adviser has responsibility for communicating performance expectations and evaluations to the subadviser and ultimately recommending to the Trust's Board of Trustees whether the subadviser's contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of subadvisers. The Adviser will regularly provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although the Adviser will monitor the performance of the subadviser, there is no certainty that the subadviser or the Fund will obtain favorable results at any given time.

The Adviser, an Ohio corporation, is a wholly owned subsidiary of Nationwide Life Insurance Company, which is owned by Nationwide Financial Services, Inc.
(NFS). NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all the outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the common stock of Nationwide Corporation is held by Nationwide Mutual

Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders. The Fund pays to the Adviser a fee at the annual rate of .80% of the Fund's average daily net assets.

THE SUBADVISER - Subject to the supervision of the Adviser and the Trustees, the Subadviser manages the Fund's assets in accordance with the Fund's investment objective and policies. The Subadviser makes investment decisions for the Fund, and in connection with such investment decisions places purchase and sell orders for securities. For the investment management services it provides to the Fund, the Subadviser receives an annual fee from the Adviser in the amount of 0.40% on assets up to $50 million, 0.25% on assets of $50 million and more but less than $250 million, 0.20% on assets of $250 million and more but less than $500 million, and 0.15% of assets of $500 million and more. These fees are calculated at an annual rate based upon the Fund's average daily net assets. Below is a brief description of the Subadviser.

Federated Investment Counseling, a Delaware business trust organized on April 11, 1989 (the "Subadviser"), is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J.
Christopher Donahue, who is President and Trustee of Federated Investors.


The Subadviser and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $139 billion invested across more than 370 funds under management and/or administration by its subsidiaries, as of December 31, 1997, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.


Mark E. Durbiano and Constantine Kartsonas have been primarily responsible for the day-to-day management of the Fund's portfolio since its inception. Mr. Durbiano joined Federated Investors in 1982 and has been a Senior Vice President of a subsidiary of the Subadviser since January 1996. From 1988 through 1995, Mr. Durbiano was a Vice President of a subsidiary of the Subadviser. Mr. Durbiano is a Chartered Financial Analyst. Mr. Kartsonas joined Federated Investors in 1994 as an Investment Analyst. Since January 1997, Mr. Kartsonas has been an Assistant Vice President of a subsidiary of the Subadviser. From 1990 to 1993, he served as an Operations Analyst at Lehman Brothers.

OTHER SERVICES

Under the terms of a Fund Administration Agreement, the Adviser also provides various administrative and accounting services to the Fund, including daily valuation of the Fund's shares and preparation of financial statements, tax returns, and regulatory reports. For these services, the Fund pays the Adviser an annual fee in the amount of 0.07% on assets up to $250 million,

0.05% on the next $750 million and 0.04% on assets of $1 billion and more. These fees are calculated at an annual rate based upon the Fund's average daily net assets.

The Transfer and Dividend Disbursing Agent, Nationwide Investors Services, Inc., ("NIS"), Three Nationwide Plaza, Columbus, Ohio 43216, serves as transfer agent and dividend disbursing agent for the Trust. The Fund pays to NIS a fee for such services at the annual rate of 0.01% of the Fund's average daily net assets. NIS is a wholly owned subsidiary of the Adviser.

In addition to paying for the advisory, fund administration and transfer agency services described above, the Fund pays its own expenses including services provided by its custodian, the Trust's independent accountants and legal counsel, charges and expenses of dividend and capital gain distributions, a portion of the compensation paid to the Trust's Trustees who are not "interested persons" of the Adviser and of the expenses of Trustees' meetings, brokerage commissions and other expenses related to securities transactions, taxes, insurance and bonding premiums, association membership dues, and expenses relating to the issuance, registration and qualification of the Fund's securities. The Fund may also pay for certain expenses relating to shareholders' meetings and to the printing and distributing of prospectuses to current shareholders.

INVESTMENT IN FUND SHARES

An insurance company may purchase shares of the Fund using purchase payments received on Contracts issued by Accounts. These Accounts are funded by shares of the Fund. Funds of Funds may also purchase shares of the Fund for their portfolios. There is no sales charge, and all shares are sold at net asset value.


Shares of the Fund are currently sold only to separate accounts of Nationwide Life Insurance Company and its wholly owned subsidiary Nationwide Life and Annuity Insurance Company to fund the benefits under the Contracts and to affiliated Fund of Funds. Substantially all of the Fund's shares were owned by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company as of April 1, 1998. The address for each of these entities is One Nationwide Plaza, Columbus, Ohio 43215.


All investments in the Fund are credited to the Accounts in the form of full and fractional shares of the Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates. Initial and subsequent purchase payments allocated to the Fund are subject to the limits applicable to the Contracts.

SHARE REDEMPTION

Redemptions are processed on any day on which the Trust is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust's transfer agent, NIS.

The net asset value per share of the Fund is determined once daily, as of the close of regular trading on the New York Stock Exchange (generally 4:00 P.M. Eastern Time), on each business day the New York Stock Exchange is open for regular trading and on such other days as the Board determines and on any other day during which there is a sufficient degree of trading in the Fund's portfolio securities that the net asset value of the Fund is materially affected by changes in the value of portfolio securities. The Fund does not compute net asset value on customary national business holidays, including the following:
Christmas, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, and Thanksgiving Day. The net asset value per share is calculated by adding the value of all securities and other assets of the Fund, deducting its liabilities, and dividing by the number of shares outstanding.


In determining net asset value, portfolio securities listed on national exchanges are valued at the last sales price on the principal exchange; in the absence of recorded sales for equity securities, such securities are valued at the mean between the last closing bid and asked prices. Unlisted equity securities are valued at the latest mean prices. If no sale price from the principal exchange is available, bonds and other fixed income securities are valued at the quoted prices obtained from an independent pricing organization. Short-term obligations are valued at the mean between bid and asked prices as furnished by an independent pricing organization. Such pricing organizations employ a combination of methods, including among others, the obtaining and comparison of market valuations from dealers who make markets and deal in such securities and the comparison of valuations with those of other comparable securities in a matrix of such securities. The pricing service activities and results are reviewed by an officer of the Trust. Securities for which market quotations are not readily available are valued at fair value in accordance with procedures adopted by the Board of Trustees.
Expenses and fees are accrued daily.


The Trust may suspend the right of redemption only under the following unusual circumstances:

         when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

         when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

         during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of shareholders.

NET INCOME AND DISTRIBUTIONS


Substantially all of the net investment income, if any, of the Fund will be declared and paid as dividends quarterly in the form of additional shares of the Fund. Net realized capital gains of the Fund, if any, will be distributed at least annually.

ADDITIONAL INFORMATION

DESCRIPTION OF SHARES - The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund and to divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share of the Fund represents an equal proportionate interest in the Fund with each other share. The Trust reserves the right to create and issue shares of a number of different funds, and currently has authorized 15 separate funds. The shares of each fund participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a fund, its shareholders are entitled to share pro rata in the net assets of such fund available for distribution to shareholders.



VOTING RIGHTS - Shareholders are entitled to one vote for each share held. Shareholders may vote in the election or removal of Trustees and on other matters submitted to meetings of shareholders. Generally, amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding voting securities of the Trust. The Trustees may, however, amend the Declaration of Trust without the vote or consent of shareholders to:



         designate series of the Trust;




         change the name of the Trust; or



         supply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Declaration of Trust to the requirements of applicable federal and state laws or regulations if they deem it necessary.



Shares have no pre-emptive or conversion rights. Shares, when issued are fully paid and nonassessable. In regard to termination, sale of assets, or changes of fundamental investment restrictions, the right to vote is limited to the holders of shares of the particular fund affected by the proposal. However, shares of all funds would vote together, and not by fund, in the election of the Trustees. If an issue must be approved by a majority as defined by the 1940 Act, a "majority of the outstanding voting securities" means the lesser of (i) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. For the election of Trustees only a plurality is required.



SHAREHOLDER INQUIRIES - All inquiries regarding the Fund should be directed to the Trust at the telephone number or address shown on the cover page of this Prospectus.


TAX STATUS


The Trust's policy is to cause the Fund to qualify as a regulated investment company and to meet the requirements of Subchapter M of the Internal Revenue Code (the "Code"). The Fund intends to distribute all, or substantially all, of its taxable net income and capital gains to shareholders;

therefore, it is expected that the fund will not be required to pay any federal income taxes on its investment income.



Because the Fund is treated as a separate entity for purposes of the regulated investment company provisions of the Code, the assets, income, and distributions of the Fund are considered separately from those of other funds of the Trust for purposes of determining whether or not the Fund qualifies as a regulated investment company. The Fund intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of the Contracts. See the Statement of Additional Information for more specific information.



The tax treatment of payments made by an Account to a Contractholder is described in the separate account prospectus.

CONTENTS

                                                                   PAGE
Sale of Fund Shares                                                 2
Summary of Expenses                                                 2
Financial Highlights                                                3
Investment Objective and Policies                                   4
Investment Techniques, Considerations and
  Risk Factors                                                      5
Performance Information                                            14
Management of the Trust                                            16
Investment in Fund Shares                                          18
Share Redemption                                                   18
Net Income and Distributions                                       19
Additional Information                                             20
Tax Status                                                         20



INVESTMENT ADVISER AND ADMINISTRATOR
Nationwide Advisory Services, Inc.
Three Nationwide Plaza
Columbus, Ohio 43215



TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Nationwide Investors Services, Inc.
P.O. Box 1492
Three Nationwide Plaza
Columbus, Ohio 43216



AUDITORS
Coopers & Lybrand L.L.P.
100 East Broad Street
Columbus, Ohio 43215



LEGAL COUNSEL
Druen, Dietrich, Reynolds & Koogler
One Nationwide Plaza
Columbus, Ohio 43215

PROSPECTUS
MAY 1, 1998



                        SHARES OF BENEFICIAL INTEREST OF
                        NATIONWIDE MULTI SECTOR BOND FUND
                                  ONE SERIES OF
                        NATIONWIDE SEPARATE ACCOUNT TRUST
                             THREE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215

                         FOR INFORMATION AND ASSISTANCE,
                          CALL TOLL-FREE 1-800-848-6331



Nationwide Multi Sector Bond Fund is a diversified portfolio of the Nationwide Separate Account Trust (the "Trust"). The Trust is an open-end management investment company organized under the laws of Massachusetts, by a Declaration of Trust, dated June 30, 1981, as subsequently amended. The Trust currently offers shares in 15 separate mutual funds, each with its own investment objective. This Prospectus relates only to one of those funds, Nationwide Multi Sector Bond Fund (the "Fund"). The shares of the Fund are sold to other open-end investment companies created by Nationwide Advisory Services, Inc., the Fund's investment adviser, as well as to life insurance company separate accounts to fund the benefits of variable life insurance policies and annuity contracts. Nationwide Advisory Services, Inc. may from time to time use one or more subadvisers to manage the Fund's portfolios as a part of a multi-manager structure (see "Investment Management of the Fund").


The Fund seeks to obtain a high level of income. As a secondary objective, the Fund seeks capital appreciation. The Fund seeks to achieve its objectives by investing in a globally diverse portfolio of fixed income investments.


This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information dated May 1, 1998 has been filed with the Securities and Exchange Commission. You can obtain a copy without charge by calling 1-800-848-6331, or writing Nationwide Life Insurance Company, One Nationwide Plaza, Columbus, Ohio 43215.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE STATEMENT OF ADDITIONAL INFORMATION FOR THE FUND, DATED
MAY 1, 1998, IS INCORPORATED HEREIN BY REFERENCE.

SALE OF FUND SHARES

Shares of the Fund are sold to life insurance company separate accounts (the "Accounts") to fund the benefits of variable life insurance policies or annuity contracts ("Contracts") issued by life insurance companies, as well as to other open-end investment companies (each, a "Fund of Funds") created by Nationwide Advisory Services, Inc. (the "Adviser"), the Fund's investment adviser. The Accounts purchase shares of the Fund in accordance with variable account allocation instructions received from owners of the Contracts. The Fund then uses the proceeds to buy securities for its portfolio. Each Fund of Funds and Account, as a shareholder, has an ownership in the Fund's investments. The Fund also offers to buy back (redeem) its shares from the Fund of Funds or the Accounts at any time at net asset value.

The Adviser, together with a subadviser, manages the portfolio from day to day to accomplish the Fund's investment objectives. The types of investments and the way they are managed depend on what is happening in the economy and the financial marketplaces.

SUMMARY OF EXPENSES


Shareholder Transaction Expenses                                                        None

Estimated Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees                                                                         0.75%
12b-1 Fees                                                                              None
Other Expenses (after voluntary fee reductions)                                         0.15%
                                                                                       -----
Estimated Total Fund Operating Expenses  (after voluntary fee reductions) (1)           0.90%
                                                                                       =====



This summary is provided to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The amount of "Other Expenses" is based on estimated amounts for the fiscal year ending December 31, 1998.



Example: You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:

                                1 year            3 years
                                ------            -------
                                  $9               $29


THE EXAMPLE SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

For more information on Fund expenses, see "MANAGEMENT OF THE TRUST."

(1) The Adviser has agreed with the Trust to waive management fees or to reimburse expenses incurred by the Fund if necessary to limit the total expense ratio of the Fund to a maximum of 0.90% through April 30, 1999.

FINANCIAL HIGHLIGHTS


           SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                          PERIOD FROM
                                                        OCTOBER 31, 1997
                                                        (COMMENCEMENT
                                                         OF OPERATIONS)
                                                       THROUGH DECEMBER 31,
                                                             1997
                                                             ----
NET ASSET VALUE -- BEGINNING OF
  PERIOD                                                    $10.00
Net investment income                                         0.05
Net realized gain and unrealized
  appreciation on investments                                 0.05
                                                              ----
   Total from investment operations                           0.10
                                                              ----
Dividends from net investment income                          (0.05)
   Net increase in net asset value                             0.05
NET ASSET VALUE -- END OF PERIOD                             $10.05
                                                             ======
Total Return                                                   1.04%
Ratios and supplemental data:
   Net Assets, end of period (000)                           $2,032
   Ratio of expenses to average net assets                     0.90%*
   Ratio of expenses to average net assets**                   4.41%*
   Ratio of net investment income to average
     net assets                                                4.77%*
   Ratio of net investment income to average
     net assets**                                              1.26%*
Portfolio turnover                                            48.90%


 -----------------------------------------------------------------------------


* Ratios are annualized for periods of less than one year. Total return and portfolio turnover are not annualized.
** Ratios calculated as if no fees were waived or expenses reimbursed. *** Represents the total amount of commissions paid in portfolio equity transactions divided by the total number of shares purchased and sold by the Fund for which commissions were charged.



 The information in the Financial Highlights has been audited by Coopers & Lybrand L.L.P., Independent Auditors, whose report thereon, together with the financial statements appearing in the Annual Report for the Trust, are incorporated by reference in the Statement of Additional Information. The Trust's Statement of Additional Information and the Annual Report may obtained free of charge by calling 1-800-848-6331.

INVESTMENT OBJECTIVE AND POLICIES

The primary objective of the Fund is to seek a high level of current income. As a secondary objective, the Fund will seek capital appreciation. The Fund seeks to achieve its objectives by investing in a globally diverse portfolio of fixed-income investments and by giving the subadviser broad discretion to deploy the Fund's assets among certain segments of the fixed-income market that the Fund's subadviser believes will best contribute to achievement of the Fund's investment objectives. In pursuing its investment objectives, the Fund reserves the right to invest predominantly in securities rated in medium or lower rating categories or as determined by the subadviser to be of comparable quality. Although the subadviser has the ability to invest up to 100% of the Fund's assets in lower-rated securities, the subadviser does not anticipate investing in excess of 75% of the Fund's assets in such securities.

At any point in time, the subadviser will deploy the Fund's assets based on its analysis of current economic and market conditions and the relative risks and opportunities present in the following market segments: U.S. government obligations, investment grade domestic corporate debt securities, high yield domestic corporate debt securities, mortgage-backed securities and investment grade and high yield foreign corporate and sovereign debt securities. The Fund does not plan to establish a minimum or a maximum percentage of the assets which it will invest in any particular type of fixed-income security.

The subadviser will determine the amount of assets to be allocated to each type of security in which the Fund invests based on its assessment of the maximum level of income and capital appreciation that can be achieved from a portfolio which is invested in these securities. In making this determination, the subadviser will rely in part on quantitative analytical techniques that measure relative risks and opportunities of each type of security based on current and historical economic, market, political and technical data for each type of security, as well as on its own assessment of economic and market conditions both on a global and local (country) basis. In performing quantitative analysis, the subadviser will employ prepayment analysis and option adjusted spread technology to evaluate mortgage securities, mean variance optimization models to evaluate foreign debt securities, and total rate of return analysis to measure relative risks and opportunities in other fixed-income markets. Economic factors considered will include current and projected levels of growth and inflation, balance of payment status and monetary policy. The allocation of assets to foreign debt securities will further be influenced by current and expected currency relationships and political and sovereign factors. The subadviser will continuously review this allocation of assets and make such adjustments as it deems appropriate.

In addition, the subadviser will have discretion to select the range of maturities of the various fixed-income securities in which the Fund invests. It is anticipated that under current market conditions, the Fund's portfolio securities will have a weighted average life of 6 to 10 years. However, the weighted average life of the portfolio securities may vary substantially from time to time depending on economic and market conditions.

The investment grade corporate debt securities and the investment grade foreign debt securities to be purchased by the Fund are domestic and foreign debt securities rated within the four highest bond ratings of either Moody's Investor Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"), or, if unrated, deemed by the subadviser to be of equivalent quality. While debt securities carrying the fourth highest quality rating ("Baa" by Moody's or "BBB" by S&P) are considered investment grade and are viewed to have adequate capacity for payment of principal and interest, investments in such securities involve a higher degree of risk than the risk associated with investments in debt securities in the higher rating categories, and such debt securities lack outstanding investment characteristics and in fact have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities.

The U.S. government obligations and mortgage-backed securities that the Fund may purchase include (1) U.S. Treasury obligations; (2) obligations issued or guaranteed by agencies or instrumentalities of the U.S. government, whether such obligations are backed by the full faith and credit of the U.S. government or only by the credit of the agency or instrumentality itself; (3) mortgage-backed securities whether or not such securities are backed by the full faith and credit of the U.S. government; and (4) collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed: (i) by the credit alone of the U.S. government agency or instrumentality which issues or guarantees the mortgage-backed securities; or (ii) by the full faith and credit of the U.S. government. The mortgage-backed securities in which the Fund invests represent participative interests in pools of fixed rate and adjustable rate residential mortgage loans issued or guaranteed by agencies or instrumentalities of the U.S. government. Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. The Fund does not currently intend to invest more than 10% of its total assets in interest-only and principal-only securities.

The Fund may invest in debt obligations issued or guaranteed by a foreign sovereign government or by one of its agencies or political subdivisions and in debt obligations issued or guaranteed by supranational organizations. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the World Bank, the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units. The Fund will not invest more than 10% of its total assets in issuers located in any one country (other than issuers located in the United States). In pursuing its investment objectives, the Fund reserves the right to invest predominantly in medium or lower-rated securities, commonly known as "junk bonds." Investments of this type involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities. Although the subadviser does not anticipate investing in excess of 75% of the Fund's assets in domestic and developing country debt securities that are rated below investment grade, the Fund may invest a greater percentage in such securities when, in the subadviser's determination, the yield available from such securities outweighs their additional risks. The subadviser anticipates that under current market conditions, a significant portion of the Fund's assets will be invested in such securities. By investing a portion of the Fund's assets in securities rated below investment grade as well as through investments in mortgage securities and foreign debt securities, the subadviser expects to provide investors with a higher yield than a high-quality domestic corporate bond fund. Certain of the debt securities in which the Fund may invest may be rated as low as "C" by Moody's or "D" by S&P or may be considered comparable to securities having such ratings.

In light of the risks associated with high yield corporate and sovereign debt securities, the subadviser will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, these will typically include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer's management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer's country, the issuer's overall and external debt levels and debt service ratios, the issuer's access to capital markets and other sources of funding, and the issuer's debt service payment history. The subadviser will also review the ratings, if any, assigned to the security by any recognized rating agencies, although the subadviser's judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The Fund's ability to achieve its investment objectives may be more dependant on the subadviser's credit analysis than would be the case if the Fund invested in higher quality debt securities.

The high yield sovereign debt securities in which the Fund may invest are U.S. dollar-denominated and non-dollar denominated debt securities, including Brady Bonds, that are issued or guaranteed by governments or governmental entities of developing and emerging market countries. The subadviser expects that these countries will consist primarily of those which have issued or have announced plans to issue Brady bonds, but the Fund is not limited to investing in the debt of such countries. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. For a description of Brady Bonds, see "INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS - High Yield Securities" below. It is anticipated that the Fund's investments in sovereign debt will be concentrated in Latin American countries, including Central and South American and Caribbean countries. The subadviser also expects to take advantage of additional opportunities for investment in the debt of North African countries, such as Nigeria and Morocco, Eastern European countries, such as Poland and Hungary, and Southeast Asian countries, such as the Philippines. Sovereign governments may include national, provincial, state, municipal or other foreign governments with taxing authority. Governmental entities may include the agencies and instrumentalities of such governments, as well as state-owned enterprises.

The Fund will be subject to special risks as a result of its ability to invest up to 100% of its assets in foreign securities (including emerging market securities). Such securities may be non-U.S. dollar denominated, and there is no limit on the percentage of the Fund's assets that can be invested in non-dollar denominated securities. It is anticipated that under current market conditions, a significant portion of the Fund's assets will be invested in foreign securities. Moreover, substantial investments in foreign securities may have adverse tax implications as described below. The ability of the Fund to spread its investments among the fixed-income markets in a number of different countries may, however, reduce the overall level of market risk to the extent it may reduce the Fund's exposure to a single market.

The Fund may invest in zero coupon securities, pay-in-kind bonds, and Loan Participations and Assignments, which are described more fully below under "INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS -- Loan Participations and Assignments." The Fund may also invest up to 20% of its assets in common stock, convertible securities, warrants, preferred stock or other equity securities when consistent with the Fund's investment objectives. The Fund will generally hold such equity investments as a result of purchasing unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in the subadviser's opinion such purchase is appropriate.

The Fund currently intends to invest substantially all of its assets in fixed-income securities. In order to maintain liquidity, the Fund may invest up to 20% of its assets in high-quality short-term money market instruments. If at some future date, in the opinion of the subadviser, adverse conditions prevail in the market for fixed-income securities, the Fund for temporary defensive purposes may invest its assets without limit in high-quality short-term money market instruments. The types and characteristics of the money market securities to be purchased by the Fund are set forth below under "INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS Money Market Obligations."

The Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities, and may lend portfolio securities. The Fund does not currently intend to make loans of portfolio securities with a value in excess of 33% of the value of its total assets. The Fund may also enter into mortgage "dollar rolls." The Fund may also purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public or which are otherwise illiquid.

For a further discussion of the types of securities in which the Fund may invest and related investment techniques, see "INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS" below.

At various times the Fund may invest in derivative instruments for hedging or risk management purposes or for any other permissible purpose. See "INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS - Derivative Instruments" below. With the exception of currency transactions, however, it is not presently anticipated that any of these strategies will be used to a significant degree by the Fund. The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the Securities and Exchange Commission, the Commodities Futures Trading Commission and the federal income tax requirements applicable to regulated investment companies.

While there is careful selection of the securities in which the Fund may invest and constant supervision of the Fund's portfolio, there can be no guarantee that the Fund's objective will be achieved. The investment objective of the Fund is not fundamental and may be changed by the Board of Trustees of the Trust without shareholder approval.

MANAGEMENT OF THE FUND

The Adviser provides investment management evaluation services to the Fund in initially selecting and monitoring on an ongoing basis the performance of a subadviser to manage the Fund's portfolio. The Adviser has selected Salomon Brothers Asset Management Inc to be the subadviser (the "Subadviser") of the Fund. The Subadviser has entered into a subadvisory agreement with its London based affiliate, Salomon Brothers Asset Management Limited ("SBAM Limited"), pursuant to which the Subadviser has delegated to SBAM Limited responsibility for management of the Fund's investments in non-dollar denominated debt securities and currency transactions. See "MANAGEMENT OF THE TRUST -- Investment Management of the Fund" below for further information.

The Subadviser will determine the amount of assets to be allocated to each type of security in which it invests based on its assessment of the maximum level of income and capital appreciation that can be achieved from a portfolio which is invested in these securities. In making this determination, the Subadviser will rely in part on quantitative analytical techniques that measure relative risks and opportunities of each type of security based on current and historical economic market, political and technical data for each type of security, as well as on its own assessment of economic and market conditions both on a global and local (country) basis. In performing quantitative analysis, the Subadviser will employ prepayment analysis and option adjusted spread technology to evaluate mortgage securities, mean variance optimization models to evaluate foreign debt securities, and total rate of return analysis to measure relative risks and opportunities in other fixed-income markets. Economic factors considered will include current and projected levels of growth and inflation, balance of payment status and monetary policy. The allocation of assets to foreign debt securities will further be influenced by current and expected currency relationships and political and sovereign factors. The Subadviser will continuously review this allocation of assets and make such adjustments as it deems appropriate.

INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS


An investment in the Fund involves certain risks. As a general matter, an investment in the Fund involves the risk that the net asset value of the Fund's shares will fluctuate in response to changes in economic conditions, interest rates, and the market's perception of the securities held by the Fund. In addition, because the Fund invests in bonds, an investment in the Fund is subject to bond market risk, i.e., the risk that the market price of bonds in general will fluctuate. Bond prices fluctuate largely in response to changes in the level of interest rates. When interest rates rise, bond prices generally fall; conversely, when interest rates fall, bond prices generally rise. Although the fluctuation in the price of bonds is normally less than that of common stocks, in the recent past there have been extended periods of cyclical increases in interest rates, causing significant declines in the price of bonds in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short and intermediate term securities (which tend to be less volatile in price) into longer term securities (which tend to be more volatile in price). An investment in the Fund is subject to other risks as well, depending upon the particular investment techniques employed by the Fund and the types of securities in which the Fund invests.


The Fund is designed for investors seeking relatively higher yields, seeking to diversify or add income to a larger portfolio, seeking global diversification across income markets and long-term investors seeking potential total return. Investors should be aware that high-yield, lower quality securities involve comparatively greater risks, including price volatility and the risk of default in the timely payment of principal and interest, than higher-quality securities. These and other risks are described in this prospectus.

FOREIGN SECURITIES AND CURRENCIES - The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through the use of depository receipts and intends to invest as much as 10% of its total assets in foreign securities which are not publicly traded in the United States. Depository receipts, including American Depository Receipts, European Depository Receipts and American Depository Shares, are generally issued by banks or trust companies and evidence ownership of underlying foreign securities. The Fund may also invest in securities of foreign investment funds or trusts (including passive foreign investment companies).

Foreign investments involve special risks, including the possibility of expropriation, confiscatory taxation, and withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets, and issuers; political, economic or social instability; and less publicly available information and different accounting standards. When investing in foreign securities, the Fund may also incur costs in conversions between currencies, possible delays in settlement in foreign securities markets, limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country), and difficulty in enforcing obligations in other countries.

Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. Although the Fund generally invests only in securities that are regularly traded on recognized exchanges or in the over-the-counter market ("OTC"), from time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects. Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.

The Fund may invest a portion of its assets in securities of issuers in developing or emerging markets and economies. Investing in securities of issuers in developing or emerging markets involves special risks, including less social, political, and economic stability; smaller securities markets and lower trading volume, which may result in a lack of liquidity and greater price volatility; certain national policies that may restrict the Fund's investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in a Fund's loss of its entire investment in that market; and less developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property.

In addition, brokerage commissions, custodial services, withholding taxes, and other costs relating to investment in emerging markets generally are more expensive than in the U.S. and certain more established foreign markets. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures negotiated or imposed by the countries with which they trade.

Because most foreign securities are denominated in non-U.S. currencies, the investment performance of the Fund could be significantly affected by changes in foreign currency exchange rates. The value of the Fund's assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. Currency exchange rates can be volatile at times in response to supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation, and other political and economic conditions.

The Fund may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options, and futures transactions for hedging or risk management purposes. See "Derivative Instruments" below.

WARRANTS - A warrant is an instrument which gives the holder the right, but not the obligation, to subscribe to a specified amount of the issuer's securities at a set price for a specified period of time or on a specified date. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant

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does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

CONVERTIBLE SECURITIES - The Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. Although to a lesser extent than with debt obligations generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt obligations, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all debt obligations, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non- convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because the market value of securities will fluctuate.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically are rated below investment grade or are not rated.

MONEY MARKET OBLIGATIONS - As described above, debt obligations in which the Fund may invest generally will be medium and lower grade debt obligations, although the Fund may invest its assets in high-quality short-term money market obligations.

Money market obligations in which the Fund may invest include: 1) U.S. government securities (as described below); 2) commercial paper rated in one of the two highest ratings categories of any nationally recognized statistical rating organization ("NRSRO") (e.g., Moody's or S&P); 3) short-term bank obligations that are rated in one of the two highest categories by any NRSRO,


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with respect to obligations maturing in one year or less; 4) repurchase agreements relating to debt obligations which the Fund could purchase directly;
5) unrated debt obligations which are determined by the Adviser or the Subadviser to be of comparable quality; or 6) money market mutual funds.

MEDIUM QUALITY OBLIGATIONS - Medium-quality obligations are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than that of higher-rated issuers.

All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by the Adviser or the Subadviser to consider what action, if any, the Fund should take consistent with its investment objective; such event will not automatically require the sale of the downgraded securities.

HIGH YIELD SECURITIES - The Fund may invest without limitation in domestic and foreign "high yield" convertible securities (commonly known as "junk bonds").

Medium and lower rated securities will usually have higher yields than higher rated securities. However, there is more risk associated with these investments. This is because of reduced creditworthiness and increased risk of default. Under rating agency guidelines, medium and lower rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium and lower rated securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to make required interest and principal payments. The foregoing factors may, under certain circumstances, reduce the value of securities held by the Fund and thus affect the value of the Fund's shares.

Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. The ratings of Moody's and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required


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foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of the Fund to dispose of particular portfolio investments, may adversely affect the Fund's net asset value per share and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value the Fund's portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of the Fund to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain liquid securities in the Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may significantly increase.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect the Fund's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do the market values of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than are the market values of higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than the risk of loss on investment grade securities, because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.


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The development of a market for high yield non-U.S. corporate securities has been a relatively recent phenomenon. In contrast, the market for high yield U.S. corporate debt securities is more established than the market for high yield non-U.S. corporate securities, although it has undergone significant changes in the past and may undergo significant changes in the future.

High yield non-U.S. and U.S. corporate securities in which the Fund may invest include bonds, debentures, notes, commercial paper and preferred stock and will generally be unsecured. Most of the debt securities will bear interest at fixed rates. However, the Fund may also invest in corporate debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

Investing in fixed and floating rate high yield foreign sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debts when due may depend on general economic and political conditions within the relevant country. Countries such as those in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair


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the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in come cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign debt obligations in the event of default under their commercial bank loan agreements.

Certain debt obligations, customarily referred to as "Brady Bonds," are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-dominated) and they are actively traded in the over-the-counter secondary market. Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Certain interest payments on these Brady Bonds may be collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is typically equal to between 12 and 18 months of rolling interest payments or, in the case of floating rate bonds, initially is typically equal to between 12 and 18 months rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter with the balance of interest accruals in each case being uncollateralized. The Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Based upon current market conditions, the Fund would not intend to purchase Brady Bonds which, at the time of investment, are in default as to payments. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds,


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investments in Brady Bonds are to be viewed as speculative. A substantial portion of the Brady Bonds and other sovereign debt securities in which the Fund invests are likely to be acquired at a discount, which involves certain considerations discussed below under "Tax Status."

Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

U.S. GOVERNMENT SECURITIES - U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the U.S. government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include, but are not limited to, obligations of the following:

- the Federal Housing Administration, Farmers Home Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;
- the Federal Home Loan Banks, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
- the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and
- the Student Loan Marketing Association and Federal Home Loan Mortgage Corporation ("FHLMC"), whose securities are supported only by the credit of such agencies.

Although the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

MORTGAGE- AND ASSET-BACKED SECURITIES - The Fund may purchase both mortgage- and asset-backed securities. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include single- and


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
multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or by private issuers, generally originators of or investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. The underlying mortgage assets may have fixed rates or adjustable rates of interest.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities.

The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is higher than expected will reduce yield to maturity, while a prepayment rate that is lower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities.

Unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. The Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. In this event, the value of the mortgage securities in the Fund would likely decrease. Also, the Fund's net asset value could vary to the extent that current yields on adjustable rate mortgage securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgages is based lags behind changes in market rates. During periods of declining interest rates, income to the Fund derived from


                                       17
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adjustable rate mortgages which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

The Fund may also purchase mortgage-backed securities issued by private issuers which may entail greater risk than mortgage-backed securities that are guaranteed by the U.S. government, its agencies or instrumentalities. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES - The Fund may invest in collateralized mortgage obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mae Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as

"Mortgage Assets"). Multiclass pass-through securities are interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. The Fund has no present intention to invest in CMO residuals. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

The Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retires by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

STRIPPED MORTGAGE SECURITIES - The Fund may purchase stripped mortgage securities which are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks,


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investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only), while the other class will receive all of the principal ("PO" or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

In addition to the stripped mortgage securities described above, the Fund may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Fund may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund. See "Tax Status" in this Prospectus and "Additional Information Concerning Taxes" in the Statement of Additional Information.

MORTGAGE ROLLS - The Fund may enter into mortgage "dollar rolls" in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time the Fund enters into a mortgage "dollar roll," it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. government securities or other liquid securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

FLOATING AND VARIABLE RATE INSTRUMENTS - The Fund may invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. The Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The Subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. For a further discussion of floating and variable rate obligations, see "Additional Information on Portfolio Instruments and Investment Policies -- Floating and Variable Rate Instruments" in the Statement of Additional Information.

ZERO COUPON SECURITIES, PIK BONDS AND DEFERRED PAYMENT SECURITIES - The Fund may invest in zero coupon securities, PIK bonds and deferred payment securities.

Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. The Fund also may purchase PIK bonds. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of the Fund's limitation on investments in illiquid securities.

Current federal income tax law requires the holder of a zero coupon security, certain PIK bonds, deferred payment securities and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

LOAN PARTICIPATIONS AND ASSIGNMENTS - The Fund may invest in Loan Participations and Assignments. The Fund considers these investments to be investments in debt securities for purposes of this Prospectus. Loan Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Loan Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the Loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Loan Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Subadviser to be creditworthy. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

The Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

The Board of Trustees may adopt policies and procedures for the purpose of determining whether Assignments and Loan Participations are liquid or illiquid. Pursuant to those policies and procedures, the Board of Trustees would delegate to the Subadviser the determination as to whether a particular Loan Participation or Assignment is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of quotes, the number of dealers willing to sell and the number of potential purchasers, the nature of the Loan Participation or Assignment and the time needed to dispose of it and the contractual provisions of the relevant documentation. Pursuant to such procedures, the Board of Trustees would periodically review purchases and sales of Assignments and Loan Participations. To the extent that liquid Assignments and Loan Participation that the Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the Fund's assets invested in illiquid assets would increase. The Subadviser, under the supervision of the Board of Trustees, monitors Fund investments in Assignments and Loan Participations and will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests. Until such procedures are adopted, the Fund will consider such securities to be illiquid.

In valuing a Loan Participation or Assignment held by the Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, the Fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the Loan and the Lender; (ii) the current interest rate; period until next rate reset and maturity of the Loan; (iii) recent prices in the market for similar Loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

DERIVATIVE INSTRUMENTS - Derivative instruments may be used by the Fund for hedging or risk management purposes or for any other permissible purposes consistent with the Fund's investment objective. Derivative instruments are securities or agreements whose value is based on the value of some underlying asset (e.g., a security or currency) or the level of a reference index. Options, futures, and options on futures transactions are considered derivative transactions. Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified. Derivative transactions may also include forward currency contracts and foreign currency exchange-related securities.

Derivative transactions in which the Fund may engage include the writing of covered put and call options on securities and the purchase of put and call options thereon, the purchase of put and call options on securities indices and exchange-traded options on currencies and the writing of put and call options on securities indices. The Fund may enter into spread transactions and swap agreements. The Fund also may buy and sell financial futures contracts, which may include interest-rate futures, futures on currency exchanges and stock and bond index futures contracts.

The Fund may enter into any futures contracts and related options without limit for "bona fide hedging" purposes (as defined in Commodity Futures Trading Commission regulations) and for other permissible purposes, provided that aggregate initial margin and premiums on positions engaged in for purposes other than "bona fide hedging" will not exceed 5% of its net asset value, after taking into account unrealized profits and losses on such contracts. The Fund may also enter into forward currency contracts to purchase or sell foreign currencies.

Derivative instruments may be exchange-traded or traded in OTC transactions between private parties. OTC transactions are subject to the credit risk of the counterparty to the instrument and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. When required by guidelines of the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to secure its obligations under derivative transactions. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations. In order to maintain its required cover for a derivative transaction, the Fund may need to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position.

The successful use of derivative transactions by the Fund is dependent upon the Subadviser's ability to correctly anticipate trends in the underlying asset. Hedging transactions are subject to risks; if the Subadviser incorrectly anticipates trends in the underlying asset, the Fund may be in a worse position than if no hedging had occurred. In addition, there may be imperfect correlation between the Fund's derivative transactions and the instruments being hedged.

ILLIQUID SECURITIES - The Fund may invest up to 15% of its net assets in securities that are illiquid, in that they cannot be expected to be sold within seven days at approximately the price at which they are valued. Due to the absence of an active trading market, the Fund may experience difficulty in valuing or disposing of illiquid securities. The Subadviser will determine the liquidity of the Fund's securities, under the supervision of the Trust's trustees.

RESTRICTED SECURITIES, NON-PUBLICLY TRADED SECURITIES AND RULE 144A SECURITIES - The Fund may invest in restricted securities and Rule 144A securities. Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, these securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities are generally considered illiquid and are therefore subject to the Fund's 15% limitation on investments in illiquid securities.

Non-publicly traded securities (including Rule 144A securities) may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. In particular, Rule 144A securities may be resold only to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. Unregistered securities may also be sold abroad pursuant to Regulation S under the 1933 Act. Companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Acting pursuant to guidelines established by the Trustees of the Trust, restricted securities and Rule 144A securities may be considered liquid.

REPURCHASE AGREEMENTS - The Fund may engage in repurchase agreement transactions as long as the underlying securities are of the type that the Fund would be permitted to purchase directly. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Fund's holding period. The Fund will enter into repurchase agreements with respect to securities in which it may invest with member banks of the Federal Reserve System or certain non-bank dealers. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. The Adviser or the Subadviser, acting under the supervision of the Board of Trustees, reviews the creditworthiness of those banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate these risks. For additional information, see "Repurchase Agreements" in the Statement of Additional Information.

REVERSE REPURCHASE AGREEMENTS - The Fund may also enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act").

BANK OBLIGATIONS - The Fund may invest in bank obligations, such as certificates of deposit, banker's acceptances, and time deposits of domestic or foreign banks and their subsidiaries and branches (only if the time deposits are denominated in U.S. dollars), and domestic savings and loan associations. While these bank obligations will be issued by institutions whose accounts are insured by the Federal Deposit Insurance Corporation ("FDIC"), the Fund may invest in the obligations in amounts in excess of the FDIC insurance coverage (currently $100,000 per account).

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations.

Investors should also be aware that securities issued or guaranteed by foreign banks, foreign branches of U.S. banks, and foreign government and private issuers may involve investment risks in addition to those relating to domestic obligations. See " -- Foreign Securities and Currencies" above. None of the Funds will purchase bank obligations which SBAM Limited believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the Funds' investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to a Fund's investments, the effect may be to reduce the income received by the Fund on such investments.

INVESTMENT COMPANIES - As permitted by the 1940 Act, the Fund reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund.


WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES - The Fund may invest without limitation in securities purchased on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, these securities may be delivered and paid for at a future date, generally within 45 days (for mortgage-backed securities, the delivery date may extend to as long as 120 days). Purchasing when-issued or delayed-delivery securities allows the Fund to lock in a fixed price or yield on a security it intends to purchase. However, when the Fund purchases securities on such a basis, it immediately assumes the risk of ownership, including the risk of price fluctuation until the settlement date.

The greater the Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of a Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment. Although the Fund may be able to sell these securities prior to the delivery date, it will purchase them for the purpose of actually acquiring the securities, unless after entering into the commitment a sale appears desirable for investment reasons. When required by guidelines issued by the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to secure its outstanding commitments for these types of securities.


LENDING PORTFOLIO SECURITIES - From time to time, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions who need to borrow securities to complete certain transactions. In connection with such loans, the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund can increase its income through the investment of such collateral. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

BORROWING MONEY - The Fund may borrow money from banks up to 33 1/3% of its total assets (including the amount borrowed). However, the Fund currently intends to borrow money only for temporary or emergency purposes (but not for leverage or to purchase investments) up to 5% of the value of the Fund's total assets (including the amount borrowed) valued at the time the borrowing is made.

PORTFOLIO TURNOVER

The Fund will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever the Adviser or the Subadviser believes it to be in the best interests of the Fund. The Fund will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies.

The annual portfolio turnover rate for the Fund is not expected to exceed 125%. Higher turnover rates will generally result in higher transaction costs to the Fund, as well as higher brokerage expenses and higher levels of capital gains. The portfolio turnover rates of the Fund may vary greatly from year to year and within a particular year.


PERFORMANCE INFORMATION

The Fund may use historical performance in advertisements, sales literature, and the prospectus. Such figures will include quotations of average annual total return for the most recent one, five, and ten year periods (or the life of the Fund if less). Average annual total return represents the rate required each year for an initial investment to equal the redeemable value at the end of the specific period. Average annual total return reflects reinvestment of all distributions.



The Fund may also advertise an SEC yield. The SEC yield is based on a 30-day period. This yield takes into account the yields to maturity on all debt instruments and all dividends accrued on equity securities, since equity securities do not have maturity dates. The SEC yield is computed by dividing the net investment income per share earned during the 30-day period by the maximum offering price per share on the last day of the period.



The average annual total return of the Multi Sector Bond Fund for the period October 31, 1997 (date of commencement of operations) through March 31, 1998 was 3.08%. The Fund's portfolio managers are the same as, and its investment objective, policies and strategies will be substantially similar to, those employed by the Subadviser with respect to certain other open-end U.S. registered investment companies or portfolios thereof (the "SBAM Funds"). Set forth in Chart A below is performance data provided by the Subadviser relating to a composite (the "SBAM Composite") consisting of the SBAM Funds. Under the methodology employed by the Subadviser, each SBAM Fund was added to the SBAM Composite once the SBAM Fund's assets had exceeded a minimum of $10 million. Chart B below indicates the number of SBAM Funds in the SBAM Composite for different periods of time as well as the approximate range of assets held in the aggregate by the SBAM Funds in the SBAM Composite for those periods. The range of assets information is intended to provide potential investors with an indication of the magnitude of assets managed by the Subadviser in a substantially similar manner over the periods of time covered by the SBAM Composite.



The investment performance of the SBAM Composite does not represent the Fund's performance and should not be construed as a substitute for the Fund's performance, nor should it be interpreted as indicative of the Fund's future performance. The results shown below should not be deemed to be indicative of future results for the Fund owing to differences in brokerage commissions and dealer spreads, expenses, including investment advisory fees, the size of positions taken in relation to fund size, timing of purchases and sales and market conditions at the time of a transaction, timing of cash flows and availability of cash for new investments. An estimate of the Fund's total operating expenses for the fiscal year ending December 31, 1998 is provided under "Summary of Expenses" above. The expense ratio for each of the SBAM Funds included in the SBAM Composite for their most recently completed fiscal year ranged from 0.85% to 1.50%.



The Benchmark in Chart A is The Lehman Brothers Aggregate Bond Index (the "Lehman Index"). The Lehman Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The Lehman Index does not include securities from certain asset classes in which the Fund and the SBAM Funds may invest, including high yield securities. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization. The Lehman Index results are based on the historical performance of this unmanaged index and do not reflect the deduction of advisory fees or transaction costs.



The performance data shown below should be read in conjunction with the information that follows the charts.


                                     CHART A

                                      SBAM Composite                           Lehman Index
                                      Annualized Return                      Annualized Return
                                      -----------------                      -----------------
Year Ending                                 13.17%                                11.99%
March 31, 1998

Three Years Ending                          15.43%                                9.18%
March 31, 1998

Since SBAM                                   9.55%                                6.95%
Composite Inception
(April 1, 1993)


                                     CHART B

                                    Number of SBAM Funds in    Approximate Range of Assets
     Time Period                    SBAM Composite             Held by SBAM Composite
     -----------                    --------------             ----------------------
04/01/93 - 12/31/93                         1                     $12.9 million
                                                                         to
                                                                  $53.6 million

01/01/94 - 12/31/94                         2                     $64.1 million
                                                                         to
                                                                 $114.2 million

01/01/95 - 04/30/95                         2                    $111.4 million
                                                                         to
                                                                 $125.9 million

05/01/95 - 01/31/96                         3                    $136.1 million
                                                                         to
                                                                 $202.1 million

02/01/96 - 08/31/96                         4                    $213.1 million
                                                                         to
                                                                 $285.5 million

                                     CHART B


                                 Number of SBAM Funds in     Approximate Range of Assets
     Time Period                    SBAM Composite              Held by SBAM Composite
     -----------                    --------------              ----------------------
09/01/96 - 10/3197                       5                         $296.1 million
                                                                           to
                                                                   $594.5 million


11/01/97 - 3/31/98                       6                         $663.8 million
                                                                           to
                                                                   $754.3 million


The performance results shown above for the SBAM Composite are based on total returns reflecting realized and unrealized gains and losses and income, including that derived from cash positions. Returns are calculated monthly and are compounded monthly. The performance results are time-weighted on a daily basis and market-weighted based on market values determined as of the first business day of each month. The performance results are net of transaction costs and advisory and other fees incurred and reflect reinvestment of dividends and capital gains distributions, if any.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTORS SHOULD ALSO BE AWARE THAT THE USE OF METHODS OF DETERMINING PERFORMANCE DIFFERENT THAN THAT USED BY THE SUBADVISER WOULD RESULT IN DIFFERENT PERFORMANCE DATA.

MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Board of Trustees sets and reviews policies regarding the operation of the Trust, whereas the officers perform the daily functions of the Trust.

INVESTMENT MANAGEMENT OF THE FUND

THE ADVISER - Under the terms of the Investment Advisory Agreement, Nationwide Advisory Services, Inc., Three Nationwide Plaza, Columbus, Ohio 43215, oversees the investment of the assets for the Fund and supervises the daily business affairs of the Fund. Subject to the supervision and direction of the Trustees, the Adviser also evaluates and monitors the performance of the Subadviser. The Adviser is also authorized to select and place portfolio investments on behalf of the Fund; however, the Adviser does not intend to do so at this time.



The Adviser and the Trust have received from the Securities and Exchange Commission an exemptive order for the multi-manager structure which allows the Adviser to hire, replace or terminate subadvisers without the approval of shareholders; the order also allows the Adviser to revise a subadvisory agreement without shareholder approval. If a new subadviser is hired, the change will be communicated to shareholders within 90 days of such change, and all changes will be approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or the Adviser. The order is intended to facilitate the efficient operation of the Fund and afford the Trust increased management flexibility.


The Adviser provides to the Fund investment management evaluation services principally by performing initial due diligence on prospective subadvisers for the Fund and thereafter monitoring the performance of the subadviser through quantitative and qualitative analysis as well as through periodic in-person, telephonic and written consultations with the subadviser. The Adviser has responsibility for communicating performance expectations and evaluations to the subadviser and ultimately recommending to the Trust's Board of Trustees whether the subadviser's contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of subadvisers. The Adviser will regularly provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although the Adviser will monitor the performance of the subadviser, there is no certainty that the subadviser or the Fund will obtain favorable results at any given time.

The Adviser, an Ohio corporation, is a wholly owned subsidiary of Nationwide Life Insurance Company, which is owned by Nationwide Financial Services, Inc.
(NFS). NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all the outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders. The Fund pays to the Adviser a fee at the annual rate of 0.75% of the Fund's average daily net assets.


THE SUBADVISER - Subject to the supervision of the Adviser and the Trustees, the Subadviser manages the Fund's assets in accordance with the Fund's investment objectives and policies. The Subadviser makes investment decisions for the Fund, and in connection with such investment decisions places purchase and sell orders for securities. For the investment management services it provides to the Fund, the Subadviser receives an annual fee from the Adviser in the amount of 0.35% on assets up to $50 million, 0.30% on assets of $50 million and more but less than $200 million, 0.25% on assets of $200 million and more but less than $500 million, and 0.20% on assets of $500 million and more. These fees are calculated at an annual rate based upon the Fund's average daily net assets. Below is a brief description of the Subadviser and SBAM Limited.


The Subadviser is a wholly owned subsidiary of Salomon Brothers Holding Company Inc, which is in turn wholly owned by Salomon Smith Barney Holdings Inc. which is, in turn, wholly-owned by Travelers Group, Inc. The Subadviser was incorporated in 1987 and together with affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed-income and equity investment advisory services to various individuals and institutional clients located throughout the world, and serves as investment adviser to various investment companies. In providing such services, the Subadviser has access to Salomon Inc's more than 400 economists and mortgage, bond, sovereign and equity analysts. As of December 31, 1997, the Subadviser and its worldwide investment advisory affiliates managed approximately $27 billion of assets. Michael S. Hyland serves as President of the Subadviser. The Subadviser's business offices are located at 7 World Trade Center, New York, New York 10048.

The Subadviser has delegated to SBAM Limited, whose business address is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England, responsibility for management of the Fund's currency transactions and investments in non-dollar-denominated debt securities. SBAM Limited is compensated by the Subadviser at no additional expense to the Fund. Like the Subadviser, SBAM Limited is a direct, wholly-owned subsidiary of Salomon Brothers Holding Company Inc. SBAM Limited is a member of the Investment Management Regulatory Organization Limited in the United Kingdom and is registered as an investment adviser in the United States pursuant to the Investment Advisers Act of 1940, as amended.

Steven Guterman is primarily responsible for mortgage-backed securities and U.S. government securities portions of the Fund. He is assisted by Roger Lavan. Mr. Guterman joined the Subadviser in 1990 and is currently a Managing Director of Salomon Brothers, Inc. ("Salomon Brothers") and the Subadviser and a Senior Portfolio Manager of the Subadviser, responsible for the Subadviser's investment company and institutional portfolios which invest primarily in mortgage-backed securities and U.S. government issues. Mr. Guterman also serves as portfolio manager for two offshore mortgage funds. In addition, Mr. Guterman serves as portfolio manager for a number of the Subadviser's institutional clients. Mr. Guterman joined Salomon Brothers in 1983. He initially worked in the mortgage research group where he became a Research Director and later traded derivative mortgage-backed securities for Salomon Brothers. Mr. Lavan joined the Subadviser in 1990 and is a Portfolio Manager and Quantitative Fixed Income Analyst. He is responsible for working with senior portfolio managers to monitor and analyze market relationships and identify and implement relative value transactions in the Subadviser's investment company and institutional portfolios which invest in mortgage-backed securities and U.S. Government securities. Prior to joining the Subadviser, Mr. Lavan spent four years analyzing portfolios for Salomon Brothers' Fixed Income Sales Group and Product Support Divisions. David J. Scott is primarily responsible for a portion of the Fund relating to currency transactions and investments in non-dollar denominated debt securities. Prior to joining SBAM Limited in April, 1994, Mr. Scott worked for four years at JP Morgan Investment Management where he was responsible for global and non-dollar portfolios. Before joining JP Morgan Investment Management, Mr. Scott worked for three years at Mercury Asset Management where he was responsible for captive insurance portfolios and products.

Peter J. Wilby is primarily responsible for the high yield and sovereign bond portions of the Fund. Mr. Wilby, who joined the Subadviser in 1989, is a Managing Director of Salomon Brothers and the Subadviser and a Senior Portfolio Manager of the Subadviser, responsible for the Subadviser's investment company and institutional portfolios which invest in high yield non-U.S. and U.S. corporate debt securities and high yield foreign sovereign debt securities.

With respect to the Fund and in connection with the subadvisory agreement between the Subadviser and SBAM Limited, the Subadviser pays SBAM Limited, as full compensation for all services provided under the subadvisory agreement, a portion of its subadvisory fee. The amount payable to SBAM Limited is equal to the fee payable under the Subadviser's subadvisory agreement multiplied by the portion of the assets of the Fund that SBAM Limited has been delegated to manage divided by the current value of the net assets of the Fund.

OTHER SERVICES

Under the terms of a Fund Administration Agreement, the Adviser also provides various administrative and accounting services to the Fund, including daily valuation of the Fund's shares and preparation of financial statements, tax returns, and regulatory reports. For these services, the Fund pays the Adviser an annual fee in the amount of 0.07% on assets up to $250 million, 0.05% on the next $750 million and 0.04% on assets of $1 billion and more. These fees are calculated at an annual rate based upon the Fund's average daily net assets.

The Transfer and Dividend Disbursing Agent, Nationwide Investors Services, Inc., ("NIS"), Three Nationwide Plaza, Columbus, Ohio 43215, serves as transfer agent and dividend disbursing agent for the Trust. The Fund pays to NIS a fee for such services at the annual rate of 0.01% of the Fund's average daily net assets. NIS is a wholly owned subsidiary of the Adviser.

In addition to paying for the advisory, fund administration and transfer agency services described above, the Fund pays for its own expenses including services provided by its custodian, the Trust's independent accountants and legal counsel, charges and expenses of dividend and capital gain distributions, a portion of the compensation paid to the Trust's Trustees who are not "interested persons" of the Adviser and of the expenses of Trustees' meetings, brokerage commissions and other expenses related to securities transactions, taxes, insurance and bonding premiums, association membership dues, and expenses relating to the issuance, registration and qualification of the Fund's securities. The Fund may also pay for certain expenses relating to shareholders' meetings and to the printing and distributing of prospectuses to current shareholders.

INVESTMENT IN FUND SHARES

An insurance company may purchase shares of the Fund using purchase payments received on Contracts issued by Accounts. These Accounts are funded by shares of the Fund. Funds of Funds may also purchase shares of the Fund for their portfolios. There is no sales charge, and all shares are sold at net asset value.


Shares of the Fund are currently sold only to separate accounts of Nationwide Life Insurance Company and its wholly owned subsidiary Nationwide Life and Annuity Insurance Company to fund the benefits under the Contracts and to affiliated Fund of Funds. Substantially all of the Fund's shares were owned by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company as of April 1, 1998. The address for each of these entities is One Nationwide Plaza, Columbus, Ohio 43215.

All investments in the Fund are credited to the Accounts in the form of full and fractional shares of the Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates. Initial and subsequent purchase payments allocated to the Fund are subject to the limits applicable to the Contracts.


SHARE REDEMPTION

Redemptions are processed on any day on which the Trust is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust's transfer agent, NIS.

The net asset value per share of the Fund is determined once daily, as of the close of regular trading on the New York Stock Exchange (generally 4:00 P.M. Eastern Time) on each business day the New York Stock Exchange is open for regular trading and on such other days as the Board determines and on any other day during which there is a sufficient degree of trading in the Fund's portfolio securities that the net asset value of the Fund is materially affected by changes in the value of portfolio securities. The Fund does not compute net asset value on customary national business holidays, including the following:
Christmas, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, and Thanksgiving Day. The net asset value per share is calculated by adding the value of all securities and other assets of the Fund, deducting its liabilities, and dividing by the number of shares outstanding.


In determining net asset value, portfolio securities listed on national exchanges are valued at the last sales price on the principal exchange, or if there is no sale on that day, the securities are valued at the prior day's closing prices provided by an independent pricing organization. Securities traded in the over-the-counter market are valued at the last quoted sale price, or if there is no sale on that day, the quoted bid price as provided by an independent pricing organization. Other portfolio securities are valued at the quoted prices obtained from an independent pricing organization which employs a combination of methods, including among others, the obtaining and comparison of market valuations from dealers who make markets and deal in such securities and the comparison of valuations with those of other comparable securities in a matrix of such securities. The pricing service activities and results are reviewed by an officer of the Trust. Securities for which market quotations are not readily available, or for which an independent pricing organization does not provide a value or provides a value that does not represent fair value in the judgement of the Adviser, are valued at fair value in accordance with procedures adopted by the Board of Trustees. Expenses and fees are accrued daily.


The Trust may suspend the right of redemption only under the following unusual circumstances:

         when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

         when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

         during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of shareholders.

NET INCOME AND DISTRIBUTIONS


Substantially all of the net investment income, if any, of the Fund will be declared and paid as dividends quarterly in the form of additional shares of the Fund. Net realized capital gains of the Fund, if any, will be distributed at least annually.


ADDITIONAL INFORMATION

DESCRIPTION OF SHARES - The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund and to divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share of the Fund represents an equal proportionate interest in the Fund with each other share. The Trust reserves the right to create and issue shares of a number of different funds and currently has authorized 15 separate funds. Shares of each fund participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a fund, its shareholders are entitled to share pro rata in the net assets of such fund available for distribution to shareholders.

VOTING RIGHTS - Shareholders are entitled to one vote for each share held. Shareholders may vote in the election or removal of Trustees and on other matters submitted to meetings of shareholders. Generally, amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding voting securities of the Trust. The Trustees may, however, amend the Declaration of Trust without the vote or consent of shareholders to:

      designate series of the Trust;

      change the name of the Trust; or

      supply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Declaration of Trust to the requirements of applicable federal and state laws or regulations if they deem it necessary.

Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and nonassessable. In regard to termination, sale of assets, or changes of fundamental investment restrictions, the right to vote is limited to the holders of shares of the particular fund affected by the proposal. However, shares of all funds vote together, and not by Fund, in the election of Trustees. If an issue must be approved by a majority as defined by the 1940 Act, a "majority of the outstanding voting securities" means the lesser of (i) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. For the election of Trustees only a plurality is required.


SHAREHOLDER INQUIRIES - All inquiries regarding the Fund should be directed to the Trust at the telephone number or address shown on the cover page of this Prospectus.

TAX STATUS


The Trust's policy is to cause the Fund to qualify as a regulated investment company and to meet the requirements of Subchapter M of the Internal Revenue Code (the "Code"). The Fund intends to distribute all, or substantially all, of its taxable net income and capital gains to shareholders; therefore, it is expected that the Fund will not pay any federal income taxes on its investment income.



Because the Fund is treated as a separate entity for purposes of the regulated investment company provisions of the Code, the assets, income, and distributions of the Fund are considered separately from those of other funds of the Trust for purposes of determining whether or not the Fund qualifies as a regulated investment company. The Fund intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of the Contracts. See the Statement of Additional Information for more specific information.


The Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in PIK bonds or in obligations such as certain Brady Bonds or zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such bond immediately after it was acquired) if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. The extent to which the Fund may liquidate securities at a gain may be limited by the requirement that less than 30% of its annual gross income be derived from the sale or other disposition of securities and certain other investments held for less than three months (the "short-short test"). In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction or any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed of.

The tax treatment of payments made by an Account to a Contractholder is described in the separate account prospectus.

CONTENTS                                                                   PAGE


Sale of Fund Shares                                                         2
Summary of Expenses                                                         2
Financial Highlights                                                        3
Investment Objective and Policies                                           4
Investment Techniques, Considerations and
  Risk Factors                                                              9
Performance Information                                                    27
Management of the Trust                                                    30
Investment in Fund Shares                                                  33
Share Redemption                                                           34
Net Income and Distributions                                               35
Additional Information                                                     35
Tax Status                                                                 36



INVESTMENT ADVISER AND ADMINISTRATOR
Nationwide Advisory Services, Inc.
Three Nationwide Plaza
Columbus, Ohio 43215



TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Nationwide Investors Services, Inc.
P.O. Box 1492
Three Nationwide Plaza
Columbus, Ohio 43216



AUDITORS
Coopers & Lybrand L.L.P.
100 East Broad Street
Columbus, Ohio 43215



LEGAL COUNSEL
Druen, Dietrich, Reynolds, & Koogler
One Nationwide Plaza
Columbus, Ohio 43215

                       STATEMENT OF ADDITIONAL INFORMATION


                                   MAY 1, 1998


                        NATIONWIDE SEPARATE ACCOUNT TRUST
                              --TOTAL RETURN FUND
                              --CAPITAL APPRECIATION FUND
                              --GOVERNMENT BOND FUND
                              --MONEY MARKET FUND
                              --SMALL COMPANY FUND
                              --INCOME FUND


      This Statement of Additional Information is not a prospectus. It contains information in addition to and more detailed than that set forth in the Prospectuses for the Funds and should be read in conjunction with the Prospectuses, dated May 1, 1998 for all of such Funds. The Prospectuses may be obtained from Nationwide Life Insurance Company, One Nationwide Plaza, Columbus, Ohio 43215, or by calling toll free 1 (800) 848-6331.

TABLE OF CONTENTS                                                        PAGE
-----------------                                                        ----

General Information and History                                             1
Investment Objectives and Policies                                          2
Investment Restrictions                                                    25
Major Shareholders                                                         29
Trustees and Officers of the Trust                                         29
Calculating Yield - The Money Market Fund                                  31
Calculating Yield and Total Return-Non-Money Market Funds                  31
Investment Adviser and Other Services                                      32
Brokerage Allocations                                                      38
Purchases, Redemptions and Pricing of Shares                               40
Additional Information                                                     41
Tax Status                                                                 42
Tax Consequences for the Small Company Fund                                43
Tax Consequences to Shareholders                                           45
Financial Statements                                                       45
Appendix A - Bond Ratings                                                  46

GENERAL INFORMATION AND HISTORY

      Nationwide Separate Account Trust is an open-end investment company organized under the laws of Massachusetts, by a Declaration of Trust, dated June 30, 1981, as subsequently amended. The Trust offers shares in fifteen separate mutual funds, each with its own investment objective. This Statement of Additional Information describes further six of those funds -- the Total Return Fund, the Capital Appreciation Fund, the Government Bond Fund, the Money Market Fund, the Small Company Fund and the Income Fund (collectively, the "Funds" and individually, a "Fund").

INVESTMENT OBJECTIVES AND POLICIES

      The following information supplements the discussion of the Funds' investment objectives and policies discussed in the Prospectuses. Defined terms used in this Statement of Additional Information, unless otherwise defined herein, have the meaning assigned to them in the relevant Prospectus.

      The investment policies and types of permitted investments described here may be changed without prior approval by, or notice to, the shareholders. There is no guarantee that the objectives will be realized.

--Total Return Fund

      This Fund's investment objective is to obtain a reasonable, long term total return on invested capital from a flexible combination of dividend return and capital gains. The Fund seeks to achieve its objective through investments in common stocks, convertible issues, money market instruments, and bonds, with a primary emphasis on common stocks.

      While it is the intention of the Fund to invest in common stocks or in issues convertible to common stock, there are no restrictive provisions covering the proportion of one or another class of securities that may be held, or other restriction, other than those stated in the investment restrictions.

--Capital Appreciation Fund

      The Fund is designed for investors who are interested in long-term growth. The Fund seeks to meet its objectives primarily through a diversified portfolio of the common stock of companies which the investment manager determines have a better-than-average potential for sustained capital growth over the long term.

      While it is the intention of the Fund to invest in common stocks or in issues convertible to common stock, there are no restrictive provisions covering the proportion of one or another class of securities that may be held, or other restriction, other than those stated in the investment restrictions.

      The investment manager will focus mainly on a company's or industry's potential for long term growth, with dividend and interest income being secondary in importance. The manager's evaluation of a company or industry will be based more on probable future earnings, relative financial strength and competitive position. The manager believes this approach will provide a greater return potential over the long run than simply seeking current dividend or interest income. The Fund's portfolio will not be limited to any particular type of company or industry.

--Government Bond Fund

      The investment objective of the Government Bond Fund is to provide as high a level of income as is consistent with the preservation of capital. It seeks to achieve its objective by investing in a diversified portfolio of securities issued or backed by the U.S. Government, and its agencies or instrumentalities.

      These securities are of varying types which include but are not limited to:

      Treasury Notes And Bonds - These are direct obligations of the U.S. Government. New issues of notes mature in one to ten years while bonds generally have a maturity of ten years or more.

      Treasury Bills - These are direct obligations of the U.S. Government backed by the full faith and credit of the United States and mature in one year or less.

      Securities Issued By Instrumentalities of the U.S. Government - These securities are issued by federally-chartered instrumentalities. Some of these securities are guaranteed by the United States Treasury or are supported by the issuer's right to borrow from the Treasury and are backed by the credit of the federal instrumentality itself.


Some of these instrumentalities (listed for example purposes only) are:

                    Bank for Cooperatives (COOP)
                    Federal Home Loan Banks (FHLB)
                    Federal National Mortgage Association (FNMA)
                    Government National Mortgage Association (GNMA) Tennessee Valley Authority (TVA)
                    Farmers Home Administration (FHA)
                    Federal Home Loan Mortgage Corporation (FHLMC)

The Government Bond Fund will normally invest at least 65% of its assets in bonds issued by the U.S. Government, and its agencies and instrumentalities. These bonds pay interest at regular intervals, usually semi-annually, and pay principal at maturity.

The Government Bond Fund may invest up to 35% of its assets in zero coupon securities and up to 20% of its assets in securities purchased on a "when-issued" or on a "delayed-delivery" basis, provided those securities are issued or backed by the U.S. Government, its agencies or instrumentalities (for a further description of when-issued or delayed-delivery transactions, see Income Fund--When-Issued Securities and Delayed-Delivery Transactions below). The Government Bond Fund may also enter into repurchase agreements in any of the securities described above (for a description of repurchase agreements, see Income Fund -Repurchase Agreements below).

The Government Bond Fund may invest up to 35% of its assets in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. The securities purchased by the Government Bond Fund are issued or guaranteed by U.S. government agencies or instrumentalities.

Government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-related securities are developed and offered to investors, the Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.

The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is lower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

The Government Bond Fund will normally invest no more than 20% of its assets in repurchase agreements or in U.S. Government securities maturing in less than one year. For temporary defensive purposes, however the Fund may invest up to 100% of its assets in these securities.

There is a minimal credit risk involved in the purchase of U.S. Government or U.S. Government guaranteed securities. Securities issued by U.S. Government agencies or instrumentalities, while perhaps having the implicit backing of the U.S. Government, may not have an explicit guarantee of the payment of principal and interest.

The value of shares of the Government Bond Fund will vary inversely with changes in interest rates. As with any fixed income investment, interest rate risk does exist; i.e., when interest rates decline, the market value of a portfolio can be expected to rise; conversely, when interest rates rise, the market value of the portfolio can be expected to fall. While the Government Bond Fund will engage in portfolio trading to manage this risk (i.e., shortening the average maturity of the portfolio in anticipation of a rise in interest rates so as to minimize depreciation of principal, or lengthening the portfolio in anticipation of a decline in interest rates so as to maximize appreciation of capital) there is no assurance that capital will be preserved. Thus, the Government Bond Fund is designed for those willing to accept market fluctuations to obtain income.

--Money Market Fund


The investment objective of this Fund is to seek as high a level of current income as it considered consistent with the preservation of capital and liquidity through investments in a portfolio of money market instruments with remaining maturities of 397 days or less. The Fund seeks to achieve its objective by investing primarily in instruments receiving a rating in one of the two highest categories by the following six nationally recognized statistical rating organizations ("NRSROs"): Duff and Phelps, Inc. ("D&P"), Fitch/IBCA Information Services, Inc. ("Fitch"), Moody's Investors Service Inc. ("Moody's"), Standard & Poor's Ratings Group ("Standard & Poor's"), and Thomson Bank Watch ("Thomson"). See Appendix A for a further description of the NRSRO ratings.


The Fund may invest in the following instruments:

            -- obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation.

            -- repurchase agreements, subject to the restrictions set forth under "Investment Restrictions." Potential risks associated with investment in repurchase agreements are twofold: (a) in the event of default of an issuer and a decrease in the value of the underlying securities below the repurchase price, the Fund could suffer a loss, and (b) in the event of an issuer's bankruptcy, the Fund's ability to dispose of underlying securities could be delayed. (For a further description, see iIncome Fund--Repurchase Agreementsi below.)

            -- obligations of banks which at the date of investment are rated TBW1 by Thomson. Obligations of savings and loan associations (including certificates of deposit and bankers' acceptances) which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million; and obligations of other banks or savings and loan associations if such obligations are insured by the Federal Deposit Insurance Corporation, provided that not more than 10% of the Fund's total assets shall be invested in such insured obligations.


            -- commercial paper which at the date of investment is rated Duff 1 or Duff 2, by D&F, F-1 or F-2 by Fitch, P-1 or P-2 by Moody's, or A-1 or A-2 by Standard & Poor's, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have an outstanding debt issue rated AA or better by D&F, AA or better by Fitch, Aa or better by Moody's, or AA or better by Standard & Poor's.

            -- up to 5% of its total assets in commercial paper which at the date of investment is rated F-2 by Fitch, Duff 2 by D&P, P-2 by Moody's, or A-2 by Standard and Poor's. However, the Fund is limited as to the amount it may invest in the commercial paper of a single issuer to the greater of 1% of the Fund's total assets or $1 million.

            -- short-term (maturity in 397 days or less) corporate obligations which at the date of investment are rated AA or better by D&F, AA or better by Fitch, Aa or better by Moody's, or AA or better by Standard & Poor's.

            -- bank loan participation agreements representing corporations and banks having a short-term rating, at the date of investment, of F-1 or F-2 by Fitch, Duff 1 or Duff 2 by D&P, P-1 or P-2 by Moody's or A-1 or A-2 by Standard & Poor's, under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower.

All the assets of the Fund will be invested in obligations with remaining maturities of 397 days or less and which generally will be held to maturity. The Fund will, to the extent feasible, make portfolio investments primarily in anticipation of, or in response to, changing economic and financial conditions. The Fund will attempt to maximize the return on its investments through careful analysis of a wide range of investments available and different yield relationships existing among various sectors of the market. The average dollar weighted maturity of the Fund's investments may not exceed 90 days. There can be no assurance that the Fund's investment objective will be achieved.


The Fund may invest in the securities of foreign corporate and governmental issuers and in the securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars) in U.S. dollar denominations which at the date of investment are rated TBW1 by Thomson. Because of this, investment in the Fund involves risks that are different in some respects from an investment in a fund which invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on securities in the portfolio.


-- Income Fund

      The Income Fund seeks to provide as high a level of income as is consistent with reasonable concern for safety of principal. The Fund intends to pursue its investment objective by investing at least 65% of its assets, under normal market conditions, in investment grade corporate and U.S. Government debt obligations. The Fund may invest the remainder of its portfolio in high quality short-term money market obligations.

Debt Obligations. Debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity ("market risk"). Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

      Ratings as Investment Criteria. The Income Fund may invest in high-quality and medium-quality debt obligations which are characterized as such based on their ratings by NRSROs. In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by the Fund as initial criteria for the selection of portfolio securities, but the Fund will also rely upon the independent advice of the Subadvisers to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. The Appendix to this Statement of Additional Information contains further information about the rating categories of NRSROs and their significance.

Subsequent to its purchase by the Income Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Income Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events generally will require sale of such securities, but the Income Fund's Subadviser will consider such events in its determination of whether the Income Fund should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, or due to a corporate reorganizations, the Income Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

Money Market Instruments. The Income Fund may invest in certain types of money market instruments which may include the following types of instruments:

                  -- obligations issued or guaranteed as to interest and
            principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation;

                  -- repurchase agreements;

                  -- certificates of deposit, time deposits and bankers'
            acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions


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

                  -- commercial paper, which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. Generally the commercial paper will be rated within the top two rating categories by an NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

                  -- high quality short-term (maturity in 397 days or less)
            corporate obligations;

                  -- bank loan participation agreements representing
            corporations and banks having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower.

Mortgage- and Asset-Backed Securities - The Income Fund may purchase both mortgage- and asset-backed securities. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issues by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, overcollateralization, or guarantees by third parties..

Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-related securities are developed and offered to investors, the Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is lower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities.

The Fund may invest in stripped mortgage- or asset-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage- and asset-backed securities, and in some cases the market value may be extremely volatile. With respect to certain stripped securities, such as interest-only ("IO") and principal-only ("PO") classes, a rate of prepayment that is faster or slower than anticipated may result in the Fund failing to recover all or a portion of its investment, even though the securities are rated investment grade.

Repurchase Agreements. In connection with the purchase of a repurchase agreement by the Income Fund, the Fund's custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the "SEC") to be loans by the Fund. Repurchase agreements may be entered into with respect to securities of the type in which it may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement.

Investment Companies. The Income Fund reserves the right to invest up to 5% of its total assets, calculated at the time of investment, in the securities of other open-end or closed end investment companies. No more than 5% of the Income Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. Investing through such vehicles may involve frequent or layered fees or expenses and may be subject to limitation under the Investment Company Act of 1940 (the "1940 Act"). The Income Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Income Fund.


When-Issued Securities and Delayed-Delivery Transactions. The Income Fund may invest without limitation in securities purchased on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occurs beyond the normal settlement date at a stated price and yield). When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued or delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.

When the Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of such fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.


Lending Portfolio Securities. The Income Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Fund considers collateral consisting of cash, U.S. Government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, the Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the fund must receive at least 100% cash collateral of the type discussed in the preceding paragraph from the borrower;
(2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, the fund's board of directors or trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

Borrowing. The Income Fund may borrow money from banks, limited by any investment restrictions to 33 1/3% of its total assets. However, the Fund currently intends to borrow money only for temporary or emergency purposes in an amount of up to 5% of the value of the Fund's total asset (including the amount borrowed) valued at the time the borrowing is made. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

Small Company Fund

      The Small Company Fund seeks long-term growth of capital. It seeks to achieve this objective by investing primarily in equity securities of both domestic and foreign small market capitalization companies ("small company stocks"). To attempt to achieve this objective, the Adviser has hired a number of subadvisers to direct the day-to-day management of the Small Company Fund. The following information supplements the discussion of the Fund's objectives, policies and techniques that are described in the Fund's prospectus under "INVESTMENT OBJECTIVES AND POLICIES" and "INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS."

      Special Situation Companies. The Small Company Fund may invest in the securities of "special situation companies," which include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. The Fund believes, however, that if a Subadviser analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time the Fund makes its investment will be consummated under the terms and within the time period contemplated.

      Foreign Securities. Investors in the Small Company Fund should recognize that investing in foreign securities involves certain special considerations which are not typically associated with investing in United States securities. Since investments in foreign companies will frequently involve currencies of foreign countries, and since the Fund may hold securities and funds in foreign currencies, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund endeavors to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Foreign securities such as those purchased by the Fund may be subject to foreign government taxes, higher custodian fees and dividend collection fees which could reduce the yield on such securities.

      Investments may be made from time to time by the Small Company Fund in companies in developing countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

      The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Certain countries in the Asia region, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

      The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the fund. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries' securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, the Fund's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid securities. Conversely, the Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.

      Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in those countries and the availability to the fund of additional investments in those countries.

      Economies of developing countries may differ favorably or unfavorably from the United States economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners. Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

      Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

      Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

      Depositary Receipts. As indicated in the Fund's prospectus, the Small Company Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs (also referred to as Continental Depositary Receipts ("CDRs"), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. Bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of the Fund's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR or EDR representing ownership of common stock will be treated as common stock. (For further information on these instruments, see the descriptions above for the Government Bond Fund and the Money Market Fund.)

      The Small Company Fund may invest in depositary receipts through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

      Debt Obligations. While the emphasis of the Small Company Fund's investment is on common stocks and other equity securities (including preferred stocks and securities convertible into or exchangeable for common stocks), it may also invest in money market instruments, U.S. Government or Agency securities, (for further information concerning these securities, see the descriptions above for the Government Bond and the Money Market Funds) and corporate bonds and debentures receiving one of the four highest ratings from an NRSRO, or if not rated by any NRSRO, deemed comparable by a Subadviser to such rated securities ("Comparable Unrated Securities"). The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields. The ratings assigned by the NRSROS are described in Appendix A to this Statement of Additional Information.

      Fixed income securities are subject to the credit risk and market risk as described above. Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced, so that the securities would not be eligible for purchase by the Fund. In such a case, the Subadviser will evaluate whether the downgraded security should be disposed of.


      High-Yield (High-Risk) Securities -- In General. The Fund has the authority to invest up to 5% of its net assets in non-investment grade debt securities. Non-investment grade debt securities (hereinafter referred to as "lower-quality securities") include (i) bonds rated as low as C by Moody's, Standard & Poor's, or Fitch, or CCC by D&P; (ii) commercial paper rated as low as C by Standard & Poor's, Not Prime by Moody's or B by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to Appendix A of this Statement of Additional Information for a discussion of securities ratings.


      Effect of Interest Rates And Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

      As previously stated, the value of a lower-quality or comparable unrated security will decrease in a rising interest rate market, and accordingly so will the Fund's net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

      Payment Expectations. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Fund.

      Credit Ratings. Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated securities will be more dependent on a Subadviser's credit analysis than would be the case with investments in investment-grade debt securities. Each Subadviser will employ its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. When investing in lower-quality securities, each Subadviser will continually monitor the investments in the Fund's portfolio and carefully evaluate whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.

      Liquidity And Valuation. The Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Fund's asset value and ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

      Proposed Legislation. From time to time proposals have been discussed, regarding new legislation designed to limit the use of certain lower-quality and comparable unrated securities by certain issuers. However, it is possible that if legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for the securities.

      Convertible Securities. Convertible securities in which the Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and, in addition, also fluctuates in relation to the underlying common stock.

      Warrants. The Small Company Fund may acquire warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. The Fund may purchase warrants, valued at the lower of cost or market value, of up to 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on any recognized U.S. or foreign stock exchange. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

      Repurchase Agreements. The Small Company Fund's custodian or a sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on the repurchase agreement, the Fund will enter into repurchase


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agreements with certain banks and non-bank dealers, all of whose use has been approved by the Board of Trustees. Repurchase agreements may be entered into with respect to securities of the type in which it may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. Each Subadviser will monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. The Fund will consider on an ongoing basis the creditworthiness of the institutions with which the Fund enters into repurchase agreements. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

      Short Sales "Against The Box". In a short sale, the Small Company Fund sells a borrowed security and has a corresponding obligation to the lender to replace with such security. The Fund may engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box."

      In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Fund engages in a short sale, the collateral for the short position will be maintained by the Fund's custodian or qualified sub-custodian. While the short sale against the box is open, the Fund will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position. Not more than 15% of the Fund's net assets (taken at current value) may be held as collateral for such short sales at any one time.

      The Fund does not intend to engage in short sales against the box for investment purposes. The Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

      Restricted, Non-Publicly Traded and Illiquid Securities. The Small Company Fund may not invest more than 15% of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

      Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Investment companies do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them


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resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

      The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the securities act for resales of certain securities to qualified institutional buyers. It is anticipated that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

      The Fund may sell over-the-counter ("OTC") options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

      Each Subadviser will monitor the liquidity of restricted securities in the portion of the Fund it manages under the supervision of the Board of Trustees and the Adviser. In reaching liquidity decisions, each Subadviser may consider the following factors: (A) the unregistered nature of the security; (B) the frequency of trades and quotes for the security; (C) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (D) dealer undertakings to make a market in the security and (E) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).


      When-Issued Securities And Delayed-Delivery Transactions. The Small Company Fund may invest without limitation in securities purchased on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occurs beyond the normal settlement date at a stated price and yield). When-issued transactions normally settle within 45 days. The Fund will enter into a when-issued or delayed-delivery transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if a Subadviser which purchased such security deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued or delayed delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on such a basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.


      When the Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash, U.S. government securities or other liquid high-grade debt obligations equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a


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

greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

      Lending Portfolio Securities. The Small Company Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Fund considers collateral consisting of cash, U.S. Government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned. The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral of the type discussed in the preceding paragraph from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, the Trust's Trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

      Borrowing. The Small Company Fund may borrow money from banks, limited by the Fund's fundamental investment restriction to 33-1/3% of its total assets, and may engage in reverse repurchase agreements which may be considered a form of borrowing. (See "INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS - Reverse Repurchase Agreements" in the Small Company Fund's Prospectus.) In addition, the Fund may borrow up to an additional 5% of its total assets from banks for temporary or emergency purposes. The Fund will not purchase securities when bank borrowings exceed 5% of the Fund's total assets. The Fund expects that some of its borrowings may be on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

      Derivative Instruments. As discussed in its Prospectus, each of the Small Company Fund's Subadvisers may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, stock index options and forward currency contracts to hedge the Fund's portfolio or for risk management.

      The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, the Fund's ability to use these instruments will be limited by tax considerations.

      Special Risks Of Derivative Instruments. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.


                                       17
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      (1) Successful use of most of these instruments depends upon a
Subadviser's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. While each Subadviser is experienced in the use of these instruments, there can be no assurance that any particular strategy adopted will succeed.

      (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged.

      (3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because a Subadviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declined by more than the increase in the price of the security, the Fund could suffer a loss.

      (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counter party") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

      For a discussion of the federal income tax treatment of the Fund's derivative instruments, see "Tax Status" below.

      Options. The Small Company Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currency, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under "Restricted and Illiquid Securities" above. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put


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option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.

      The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by the Fund may include European-style options, which are only exercisable at expiration. This is in contrast to American-style options which are exercisable at any time prior to the expiration date of the option.

      The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

      The Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the fund and the counter party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

      The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counter party, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counter parties that are expected to be capable of entering into closing transactions with the fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counter party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

      If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

      The Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.

      The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.


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      To the extent required by SEC guidelines, the Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options, or futures or (2) cash and liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to segregated accounts as a cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Transactions using options (other than purchased options) also expose the Fund to market risk. Market risk is that the price of the option will fluctuate with the price of the underlying security. Due to the leverage effect of the option this price fluctuation of the option will be greater than that of the underlying security.

      Spread Transactions. The Small Company Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options it the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

      Futures Contracts. The Small Company Fund may enter into futures contracts, including interest rate, index, and currency futures and purchase and write (sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund's hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. The Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when a Subadviser believes it is more advantageous to the Fund than is purchasing the futures contract.

      The Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including increasing return and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions. The ability of the Fund to trade in futures contracts may be limited by the requirements of the code applicable to a regulated investment company.

      The Fund will not enter into futures contracts and related options for other than "bona fide hedging" purposes for which the aggregate initial margin and premiums required to establish positions exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. There is no overall limit on the percentage of the Fund's assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to reduce the Fund's exposure to market, currency, or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

      A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transactions costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

      No price is paid by the Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. government securities or other liquid, high grade debt obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

      Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When the fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

      If the Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

      Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

      Swap Agreements. The Small Company Fund may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with the Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

      The notional amount of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a net basis. Consequently, the Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregate account consisting of cash, or liquid high grade debt obligations.

      Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on a Subadviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is largely unregulated.

      The Fund will enter swap agreements only with counterparties that a Subadviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

      Foreign Currency-Related Derivative Strategies - Special Considerations. The Small Company Fund may use options and futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and may also engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

      The Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which a subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

      The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.

      Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

      Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, the Fund will normally purchase OTC options on foreign currency only when a Subadviser believes a liquid secondary market will exist for a particular option at any specific time.

      Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

      At or before the maturity of a forward contract, the Small Company Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

      The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

      Currency Hedging. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Small Company Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency over time.

      A decline in the dollar value of a foreign currency in which the Fund's securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

      The Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. The Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.

      Securities Of Other Non-Affiliated Investment Companies. Some of the countries in which the Small Company Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, a Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.

      Commercial Paper. The Small Company Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables the Fund to hedge or cross-hedge against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. The Fund will purchase such commercial paper for hedging purposes only, not for speculation. The staff of the SEC is currently considering whether the purchase of this type of commercial paper would result in the issuance of a "senior security" within the meaning of the 1940 Act. The Fund believes that such investments do not involve the creation of such a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and to maintain in such account cash not available for investment or U.S. Government securities or other liquid high quality debt securities having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

Investment Restrictions

      The following are fundamental investment limitations, which cannot be changed without the approval of the holders of a majority of the shares of the Fund for which the change is proposed, and apply to all of the Funds of the Trust (except the Small Company and Income Funds, whose restrictions are listed separately below), unless otherwise stated.

The Trust may not:

      1. Borrow money, except an amount equal to no more than 5% of the value of each of the Fund's total assets (calculated when the loan is made) for temporary, emergency purposes or for the clearance of transactions. This limited borrowing authority will not be used to leverage the Funds or to borrow for extended periods of time. This authority is intended to provide the investment manager additional flexibility in the execution of routine daily transactions, and allow for more efficient cash management.

      2. Purchase securities on margin, but the Trust may obtain such credits as may be necessary for the clearance of purchases and sales of securities and except as may be necessary to make margin payments in connection with derivative securities transactions.

      3. Make loans to other persons, except by the purchase of obligations in which the Trust is authorized to invest. The Trust may, however, enter into repurchase agreements, but a Fund will not enter into repurchase agreements if, as a result thereof, more than 10% of the Fund's total assets (taken at current value) would be subject to repurchase agreements maturing in more than 7 days.

      4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U. S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Money Market Fund will be deemed to be in compliance with this restriction as long as it is in compliance with Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time.

      5. Purchase or sell real estate unless acquired as a result of ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing or selling securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.

      6. Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of such Fund.

      7. Issue securities except as permitted by the Investment Company Act of 1940.

The following are the non-fundamental operating policies of the Capital Appreciation Fund, Total Return Fund, Government Bond Fund and Money Market Fund which may be changed by the Board of Trustees of the Trust without shareholder approval:

No Fund may:

      1.    Make short sales of securities.

      2. Purchase or otherwise acquire any other securities if, as a result, more than 15% (10% with respect to the Money Market Fund of its net assets would be invested in securities that are illiquid.

      3. Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization and (b) to the extent permitted by the 1940 Act, or any rules or regulations theunder, or pursuant to any exemption therefrom.

Investment Restrictions for the Small Company Fund and the Income Fund -- The following are fundamental investment limitations for the Small Company and the Income Fund which cannot be changed without shareholder approval:

The Small Company Fund and the Income Fund:

      1. May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the 1940 Act which may involve a borrowing, provided that the combination of (i) and
            (ii) shall not exceed 33-1/3% of the value of the Fund's total assets

            (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from other persons to the extent permitted by applicable law. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

      2.    May not issue senior securities, except as permitted under the 1940
            Act.

      3. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

      4. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities.

      5. May not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets (taken at current value) would be lent to other parties, except in accordance with its investment objective, policies and limitations through (i) purchase of debt securities or other debt instruments, including loan participations, assignments and structured securities, or (ii) by engaging in repurchase agreements.

      6. May not purchase the securities of any issuer if, as a result, more than 25% (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities.

      7. May not purchase or sell real estate unless acquired as a result of ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing or selling securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.

The following are the non-fundamental operating policies of the Small Company Fund and the Income Fund which may be changed by the Board of Trustees of the Trust without shareholder approval:

The Small Company and the Income Fund each may not:

      1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

      2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

      3. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

      4. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

      5. Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of the borrowing or investment.

      Insurance Law Restrictions - In connection with the Trust's agreement to sell shares to the Accounts, the Adviser and the insurance companies may enter into agreements, required by certain state insurance departments, under which the Adviser may agree to use its best efforts to assure and to permit insurance companies to monitor that each Fund of the Trust complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Fund failed to comply with such restrictions or limitations, the Accounts would take appropriate action which might include ceasing to make investments in the Fund or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Trust's operations.

Major Shareholders


      As of March 31, 1998, separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company had shared voting and investment power of 92.8% and 7.2% of the shares of the Total Return Fund, 93.7% and 6.3% of the shares of Government Bond Fund, 97.7% and 2.3% of the shares of Money Market Fund, and 97.2% and 2.5% of the shares of Capital Appreciation Fund, respectively. As of March 31, 1998, Nationwide Life Insurance Company owned beneficially 2.3% and had shared voting and investment power for 97.5% of the shares of the Small Company Fund.

      As of March 31, 1998, the Trustees and Officers of the Trust as a group owned less than 1% of the shares of the Funds.

Trustees And Executive Officers Of The Trust

Trustees and Executive Officers

      The principal occupations of the Trustees and Officers during the last five years and their affiliations are:

Dr. John C. Bryant, Trustee, Age 62
411 Oak Street, Suite 306, Cincinnati, Ohio.

      Dr. Bryant is Executive Director of the Cincinnati Youth Collaborative a partnership of business, government, schools and social service agencies to address the educational needs of students. He was formerly Professor of Education, Wilmington College.

Sue A. Doody, Trustee, Age 63
169 East Beck Street, Columbus, Ohio.

      Ms. Doody is owner of Lindey's Restaurant, Columbus, Ohio.

Robert M. Duncan, Trustee, Age 70.
1397 Haddon Road, Columbus, Ohio.

      Mr. Duncan is a member of the Ohio Elections Commission. He was formerly Secretary to the Board of Trustees of The Ohio State University. Prior to that, he was Vice President and General Counsel of The Ohio State University.

Joseph J. Gasper*, Trustee, Chairman, Age 54
One Nationwide Plaza, Columbus, Ohio

      Mr. Gasper is President and Chief Operating Officer of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company. Prior to that, he was Executive Vice President and Senior Vice President for Nationwide Insurance Enterprise.

Dr. Thomas J. Kerr, IV, Trustee, Age 64
4890 Smoketalk Lane, Westerville, Ohio.

      Dr. Kerr is President Emeritus of Kendall College. He was formerly President of Kendall College.

Douglas F. Kridler, Trustee, Age 42
55 E. State Street, Columbus, Ohio.

      Mr. Kridler is President and Executive Director of the Columbus Association for the Performing Arts.

Robert J. Woodward, Jr.*, Trustee, Age 56
One Nationwide Plaza, Columbus, Ohio.

      Mr. Woodward is Executive Vice President - Chief Investment Officer of Nationwide Insurance Enterprise and of Nationwide Advisory Services, Inc.

James F. Laird, Jr., Treasurer, Age 41.
Three Nationwide Plaza, Columbus, Ohio.

      Mr. Laird is Vice President and General Manager of Nationwide Advisory Services, Inc., the Distributor and Investment Adviser. He was formerly Treasurer of Nationwide Advisory Services, Inc.

Elizabeth A. Davin, Secretary, Age 34
One Nationwide Plaza, Columbus, Ohio.

      Ms. Davin is a member of the Office of General Counsel of the Nationwide Insurance Enterprise and partner in Druen, Dietrich, Reynolds & Koogler.

*A Trustee who is an "interested person" of the Trust as defined in the 1940
Act.

      The Funds do not pay any fees to Officers or to Trustees who are considered "interested persons" of the Trust. The table below lists the aggregate compensation paid by the Trust to each disinterested Trustee during the fiscal year ended December 31, 1997, and the aggregate compensation paid to each disinterested Trustee during the year by all registered investment companies to which the Adviser provides investment advisory services (the "Nationwide Fund Complex").

      The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

                       Fiscal Year Ended December 31, 1997

                                                             Total
                                                          Compensation
                                                            from the
                                                           Nationwide
                                                              Fund
                                              Aggregate     Complex
                                            Compensation   including
                                           from the Trust  the Trust
                                           --------------  ---------
                Dr. John C. Bryant             $2,500       $18,500
                Sue A. Doody                   $  750       $10,750
                Robert M. Duncan               $2,500       $18,500
                Dr. Thomas J. Kerr IV          $2,500       $18,500
                Douglas F. Kridler             $  750       $10,750

Calculating Yield - The Money Market Fund


      Any current Fund yield quotations, subject to Rule 482 under the Securities Act, shall consist of a seven calendar day historical yield, carried at least to the nearest hundredth of a percent. The yield shall be calculated by determining the net change, excluding realized and unrealized gains and losses, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 (or 366/7 during a leap year). For purposes of this calculation, the net change in account value reflects the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares. As of December 31, 1997, the Fund's seven-day current yield was 5.36%. The Fund's effective yield represents an annualization of the current seven day return with all dividends reinvested, and for the period ended December 31, 1997, was 5.51%.


      The Fund's yield will fluctuate daily. Actual yields will depend on factors such as the type of instruments in the Fund's portfolio, portfolio quality and average maturity, changes in interest rates, and the Fund's expenses. There is no assurance that the yield quoted on any given occasion will remain in effect for any period of time and there is no guarantee that the net asset value will remain constant. It should be noted that a shareholder's investment in the Fund is not guaranteed or insured. Yields of other money market funds may not be comparable if a different base period or another method of calculation is used.

Calculating Yield And Total Return - Non-Money Market Funds

      The Funds may from time to time advertise historical performance, subject to Rule 482 under the Securities Act. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

      All performance advertisements shall include average annual total return quotations for the most recent one, five, and ten year periods (or life, if a fund has been in operation less than one of the prescribed periods). Average annual total return represents the rate required each year for an initial investment to equal the redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. The one, five, and ten year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.


      The uniformly calculated average annual total returns for the one year, five year, and ten year periods for the Total Return and Government Bond Funds, ended December 31, 1997 are shown below.

                                            Total          Government
                                           Return             Bond
                                           ------             ----
                1 Year                      29.4%             9.7%
                5 Years                     17.9%             7.4%
                10 Years                    15.6%             9.3%

      The Capital Appreciation Fund began operations on May 1, 1992. Its average annual total return for one year ended December 31, 1997, the five years ended December 31, 1997 and for the period from May 1, 1992 through December 31, 1997 was 34.5%, 19.0% and 17.6%, respectively. The Small Company Fund began operations on October 23, 1995. Its average total return for the year ended December 31, 1997 and period from October 23, 1995 through December 31, 1997 was 17.4% and 25.6%, respectively.

      The Government Bond Fund may also from time to time advertise a uniformly calculated yield quotation. This yield is calculated by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period, assuming reinvestment of all dividends and distributions. This yield formula uses the average number of shares entitled to receive dividends, provides for semi-annual compounding of interest, and includes a modified market value method for determining amortization. The yield will fluctuate, and there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. The Government Bond Fund yield for the 30-day period ended December 31, 1997 was 5.94%.


Investment Adviser And Other Services

      The Adviser provides the Trust with overall investment advisory services and, subject to such policies as the Trustees may determine, makes investment decisions for the Trust.

      The Trust pays the compensation of the five Trustees who are not affiliated with the Adviser and all expenses (other than those assumed by the Adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; fees and expenses of independent certified public accountants, legal counsel, and any transfer agent, registrar, and dividend disbursing agent of the Trust; expenses of preparing, printing, and mailing shareholders' reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions, insurance premiums, fees and expenses of the custodian for all services to the Trust; and expenses of calculating the net asset value of shares of the Trust, expenses of shareholders' meetings, and expenses relating to the issuance, registration, and qualification of shares of the Trust.

      NAS pays the compensation of the Trustees affiliated with the Adviser. The officers of the Trust receive no compensation from the Trust. NAS also furnishes all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its organization, investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust.

      The Investment Advisory Agreement also specifically provides that the Adviser, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement will continue in effect only if its continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically if it is assigned. It may be terminated without penalty by vote of a majority of the out standing voting securities, or by either party, on not less than 60 days written notice. The Agreement further provides that the Adviser may render services to others.

      The Adviser, Nationwide Advisory Services, Inc. ("NAS"), manages the Funds (except the Small Company Fund and the Income Fund) pursuant to an Investment Advisory Agreement (the "Agreement") dated as of November 1, 1997. Prior to November 1, 1997, the Adviser received a fee computed and paid monthly at the annual rate equal to .5% of the average daily net assets of each Fund of the Trust (except for the Small Company and Income Funds).

      The following are the advisory fees (except for Small Company and Income
Fund), expressed as an annual percentage of average daily net assets:

     Fund                       Advisory Fees
     ----                       -------------
     Total Return Fund and      0.60% on assets up to $1 billion
     Capital Appreciation Fund  0.575% on assets of $1 billion and more but less than $2 billion
                                0.55% on assets of $2 billion and more but less
                                than $5 billion
                                0.50% for assets of $5 billion and more

     Government                 Bond Fund 0.50% on assets up to $1 billion
                                0.475% on assets of $1 billion and more but less
                                than $2 billion
                                0.45% on assets of $2 billion and more but less
                                than $5 billion
                                0.40% for assets of $5 billion and more

     Money Market Fund          0.40% on assets up to $1 billion
                                0.38% on assets of $1 billion and more but less
                                than $2 billion
                                0.36% on assets of $2 billion and more but less
                                than $5 billion
                                0.34% for assets of $5 billion and more

      For the years ended December 31, 1997, 1996, and 1995, the Adviser received fees in the following amounts: Total Return Fund $7,903,818, $4,851,676, and $3,406,571, respectively; Government Bond Fund $2,231,930,
$2,225,962, and $2,088,523, respectively; Money Market Fund $4,969,345,
$4,518,925, and $3,574,486, respectively; and Capital Appreciation Fund $1,759,412, $684,932, and $326,158,
respectively.

      Effective November 1, 1997, NAS also provides fund accounting and administrative services to the Trust (except Small Company and Income Fund) pursuant to a separate Fund Administration Agreement dated November 1, 1997. For these services, NAS receives a fee, calculated daily and paid monthly at an annual rate of 0.05% for each Fund's average net assets on the first $1 billion of assets and 0.04% on the assets of $1 billion and more. During the year ended December 31, 1997, NAS received administration fees in the following amounts:
Total Return Fund $135,272, Capital Appreciation Fund $37,284, Government Bond Fund $39,441 and Money Market Fund $89,708.


Advisory Services for the Small Company Fund

      The Adviser oversees the management of the Small Company Fund pursuant to an Investment Advisory Agreement dated October 20, 1995. Subject to the supervision and direction of the Trustees, the Adviser determines the allocation of assets among the Subadvisers and evaluates and monitors the performance of the Subadvisers. The Adviser is also authorized to select and place portfolio investments on behalf of the Fund; however, the Adviser generally intends to limit its direct portfolio management to the investment of a portion of the Fund's assets in cash or money market instruments. The Adviser has responsibility for communicating performance expectations and evaluations to the Subadvisers and ultimately recommending to the Trust's Board of Trustees whether a Subadviser's contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of subadvisers. The Adviser will regularly provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. The Advisory Agreement of the Small Company Fund contains termination and indemnification provisions similar to those in the Agreement as described above.


      The Fund pays to the Adviser a fee at the annual rate of 1.00% of the Fund's average daily net assets. The Adviser has voluntarily agreed to waive all or part of its fees in order to limit the Fund's total operating expenses to not more than 1.25% of the Fund's average daily net assets on an annual basis. These fee waivers are voluntary and may be terminated at any time. During the year ended December 31, 1997, December 31, 1996 and the period from October 23, 1995 (date of commencement of operations) through December 31, 1995, the Adviser received advisory fees in the amount of $2,520,540, $851,352, and $11,003, respectively, and waived fees and reimbursed expenses in the amount of $0, $0, and $10,495, respectively.


      The Subadvisers - Pursuant to Subadvisory Agreements between each of the Subadvisers and the Adviser, each of which are dated October 20, 1995, the Subadvisers each manage a portion of the Fund's assets in accordance with the Fund's investment objective and policies. With regard to the portion of the Fund's assets allocated to it, each Subadviser shall make investment decisions for the Fund and in connection with such decisions place purchase and sell orders for the securities in the Fund. For the investment management services they provide to the Fund, each Subadviser, or PIML and VEAC together, receives a fee from the Adviser at the annual rate of .60% of the average daily net assets of the portion of the Fund managed by that Subadviser or group of Subadvisers.


      During the year ended December 31, 1997, December 31, 1996 and the period from October 23 (date of commencement of operations) through December 31, 1995, the Adviser paid $1,402,367, $483,572 and $11,394 in fees to the Subadvisers.


      Each of the Subadvisory Agreements specifically provides that the Subadviser, including its directors, officers, partners and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Small Company Fund, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under such Agreement. Each Subadvisory Agreement will continue in effect for an initial period of two years and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Fund, and in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. Each Subadvisory Agreement terminates automatically if it is assigned. It may also be terminated without penalty by vote of a majority of the out standing voting securities, or by either party, on not more than 60 days nor less than 30 days written notice.

      Below is a brief description of each of the Subadvisers.


      The Dreyfus Corporation. Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as one of the Small Company Fund's Subadvisers. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank

Corporation ("Mellon"). As of March 31, 1998, Dreyfus managed or administered approximately $100 billion in assets for approximately 1.7 million investor accounts nationwide.

      Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc. AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed approximately $305 billion in assets as of December 31, 1997, including approximately $104 billion in mutual fund assets. As of December 31, 1997, various subsidiaries of Mellon provided non-investment services, such as custodial or administration services, for approximately $1.5 billion in assets including approximately $60 billion in mutual fund assets.

      Neuberger & Berman L.L.C. Neuberger & Berman, also serves as a sub-adviser to the Fund. Neuberger & Berman and its predecessor firms have specialized in the management of no-load mutual funds since 1950. Neuberger & Berman and its affiliates manage securities accounts that had approximately $52 billion of assets as of December 31, 1997. Neuberger & Berman is a member firm of the NYSE and other principal exchanges and acts as the Fund's principal broker in the purchase and sale of their securities for that portion of the Fund's portfolio managed by Neuberger & Berman.

      Strong Capital Management, Inc. Strong, which also serves as one of the Subadvisers for the Fund, began conducting business in 1974. Since then, its principal business has been providing continuous investment supervision for individuals and institutional accounts, such as pension funds and profit-sharing plans. Strong also acts as investment advisor for each of the mutual funds within the Strong Family of Funds. As of February 28, 1998, Strong had over $29 billion under management. Strong's principal mailing address is P.O. Box 2936, Milwaukee, Wisconsin 53201. Mr. Richard S. Strong is the controlling shareholder of Strong.

      Pictet International Management Limited and Van Eck Associates Corporation. PIML and VEAC will together manage a portion of the Fund. VEAC is located at 99 Park Avenue, New York, New York 10016. PIML is located at Cutlers Gardens, 5 Devonshire Square, London, United Kingdom EC2M 4LD. PIML is primarily responsible for managing the portion of the Fund's assets allocated to the PIML and VEAC. PIML determines which securities are to be bought and sold. VEAC, however, makes recommendations to PIML regarding Hard Asset securities. VEAC will also make recommendations regarding the allocation among each of the Hard Asset sectors. PIML is not obligated to act on VEAC'S recommendation's and the amount, if any, allocated to Hard Assets will be determined by PIML. VEAC will also assist PIML on issues regarding determining the liquidity of securities, portfolio diversification and matters involving United States federal securities and tax law as they apply to management of the Fund.

      PIML is an operating company of Pictet (London) Limited, an affiliate of Pictet & Cie ("Pictet"). Pictet was founded in 1805 and is the largest private Swiss Bank, as well as the leading specialist investment bank domiciled in Europe. Pictet has a worldwide network of offices employing over 200 investment professionals in Geneva, London, Zurich, Luxembourg, Hong Kong, Tokyo, Montreal and Nassau. PIML has access to all of Pictet's investment infrastructure. As of December 31, 1997, total assets under management by Pictet and its affiliates, including PIML, on behalf of all clients, was in excess of $52 billion.

      Warburg, Pincus Asset Management, Inc. The Fund also employs Warburg as a Subadviser to the Fund. Warburg is a professional investment counselling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of March 31, 1998, Warburg managed approximately $22 billion in assets including approximately $10.9 billion of investment company assets. Incorporated in 1970, Warburg is a wholly owned subsidiary of Warburg, Pincus Counsellors G.P. (Warburg G.P."), a New York general partnership which itself is controlled by Warburg, Pincus & Co. ("W P & Co."), also a New York general partnership. Lionel I. Pincus, the managing partner of W P & Co., may be deemed to control, both W P & Co. and Warburg. Warburg G.P. has no business other than being a holding company of Warburg and its subsidiaries. Warburg's address is 466 Lexington Avenue, New York, New York 10017-3147.


Advisory Services for the Income Fund

      The Adviser oversees the management of the Income Fund pursuant to an Investment Advisory Agreement. Subject to the supervision and direction of the Trustees, the Adviser will determine the allocation of assets among the Subadvisers and evaluate and monitor the performance of Subadvisers. The Adviser also is authorized to select and place portfolio investments on behalf of the Fund; however, the Adviser currently does not intend to do so. The Adviser is responsible for communicating performance expectations and evaluations to the Subadvisers and ultimately recommending to the Trust's Board of Trustees whether a Subadviser's contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of subadvisers. The Adviser will regularly provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. The Advisory Agreement of the Income Fund contains termination and indemnification provisions similar to those in the Agreement as described above for the Small Company Fund.

      The Fund pays to the Adviser a fee at the annual rate of 0.45% of the Fund's average daily net assets. The Adviser has voluntarily agreed to waive all or part of its fees in order to limit the Fund's total operating expenses to not more than 0.75% of the Fund's average daily net assets on an annual basis. These fee waivers are voluntary and may be terminated at any time. The Fund commenced operations on January 20, 1998.

      The Subadvisers - Pursuant to Subadvisory Agreements between each of the Subadvisers and the Adviser, the Subadvisers each manage a portion of the Fund's assets in accordance with the Fund's investment objective and policies. With regard to the portion of the Fund's assets allocated to it, each Subadviser makes investment decisions for the Fund and in connection with such decisions place purchase and sell orders for the securities in the Fund. For the investment management services they provide to the Fund, each Subadviser receives an annual fee from the Adviser based on the average daily net assets of the portion of the Fund managed by that Subadviser as specified below:

      Subadvisory Fees          Average Daily Net Assets
      ----------------          ------------------------
           0.25%                on the first $100 million
           0.15%                on assets in excess of $100
                                        million

      The fees for each of the Subadvisers are subject to the following annual minimum fees: $15,000 for NCM Capital and $25,000 for Smith Graham.

Below is a brief description of each of the Subadvisers.

NCM Capital Management Group, Inc. NCM Capital was founded in 1986 and serves as one of the Fund's Subadvisers. As of December 31, 1997, NCM Capital had approximately $4.2 billion in assets under management.

NCM Capital's Chairman of the Board, President and Chief Executive Officer is Maceo K. Sloan. Other directors are Justin F. Beckett, Executive Vice President; Peter J. Anderson, Chairman and Chief Investment Officer of American Express Asset Management Group, Inc.; and Morris Goodwin, Jr., Vice President, Corporate Treasurer, American Express Financial Advisers Inc.

NCM Capital is a wholly-owned subsidiary of Sloan Financial Group, Inc. Both NCM Capital and Sloan Financial Group, Inc. are located at 103 West Main Street, 4th Floor, Durham, North Carolina 27701. Sloan Financial Group, Inc. is a corporation of which Maceo K. Sloan, CFA, Chairman, President and Chief Executive Officer of NCM Capital, owns 43%; Justin F. Beckett, Executive Vice President and director of NCM Capital, owns 17%; and IDS Financial Services Inc., a wholly-owned subsidiary of American Express Company owns 40% as of December 31, 1997.

Smith Graham & Co. Asset Managers, L.P. Smith Graham also serves as a sub-adviser to the Fund. Its corporate offices are located at 6900 Texas Commerce Tower, 600 Travis Street, Houston, Texas 77002-3007. Smith Graham serves as an investment adviser to a variety of corporate, foundation, public, Taft Hartley and mutual fund clients. The firm provides global and international money management through its affiliate Smith Graham Robeco Global Advisers. As of December 31, 1997, Smith Graham managed approximately $2 billion of assets.


Smith Graham is 60% owned by its Managing General Partner, Smith Graham & Co., Inc., while 40% of the firm is owned by the Dutch based Robeco Group. Smith Graham & Co., Inc. is wholly owned by Gerald B. Smith, Ladell Graham and Jamie
G. House.

      Each of the Subadvisory Agreements specifically provides that the Subadviser, including its directors, officers, partners and employees, shall not be liable for any error of judgment, or mistake of law or for any loss arising out of any investment, or for any act or omission in the execution and management of the Income Fund, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under such Agreement. Each Subadvisory Agreement will continue in effect for an initial period of two years and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Fund, and in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. Each Subadvisory Agreement terminates automatically if it is assigned. It may also be terminated without penalty by vote of a majority of the outstanding voting securities, or by either party, on 60 days written notice.

Other Services Provided By The Adviser for the Income Fund

      Under the terms of an Administrative Services Agreement, the Adviser provides various administrative and accounting services, including daily valuation of the Income Fund's shares, preparation of financial statements, taxes, and regulatory reports. For these services the Fund pays to the Adviser a fee at the annual rate of 0.07% of the Fund's average net assets up to $250 million in assets, 0.05% on the next $750 million and 0.04% on assets of $1 billion and more.

Custodian

      The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, OH 45263, is the Custodian for the Funds and makes all receipts and disbursements under a Custodian Agreement. The Custodian performs no managerial or policymaking functions for the Fund.

Transfer Agent and Dividend Disbursing Agent

      Nationwide Investors Services, Inc. (NIS) is the Transfer Agent and Dividend Disbursing Agent for the Funds. NIS is a wholly-owned subsidiary of Nationwide Advisory Services, Inc. NISI receives a fee, calculated daily and paid monthly at a rate of 0.01% of average daily net assets of each Fund. Management believes the charges for the services performed are comparable to fees charged by other companies performing similar services.

Brokerage Allocations


      In General. During the fiscal years ended December 31, 1997, 1996, and 1995,, the Total Return Fund, paid brokerage commissions of $924,959, $519,949, and $377,463, respectively, and the Capital Appreciation Fund paid brokerage commissions of $327,691, $196,526, and $36,471, all to firms rendering statistical services. The Money Market Fund and Government Bond Fund paid no brokerage commissions during the periods covered by the financial statements.


      The Adviser (or a Subadviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the OTC markets, there is generally no commission, but the price includes a spread between the dealer's purchase and sale price which makes up the dealer's profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short term obligations are normally traded on a "principal" rather than agency basis. This may be done through a dealer (e.g. securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer. A dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the obligation.

      The primary consideration in portfolio security transactions is "best execution," i.e., execution at the most favorable prices and in the most effective manner possible. The Adviser or Subadvisers always attempts to achieve best execution, and it has complete freedom as to the markets in and the broker-dealers through which it seeks this result. Subject to the requirement of seeking best execution, securities may be bought from or sold to broker-dealers who have furnished statistical, research, and other information or services to the Adviser or a Subadviser. In placing orders with such broker-dealers, the Adviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to the Adviser or a Subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce the Adviser's or a Subadviser's normal research activities or expenses.

      Trust portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of Policies. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer's selection, nor is the selection of any broker-dealer based on the volume of shares sold.

      There may be occasions when portfolio transactions for the Trust are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts served by affiliated companies of the Adviser or a Subadviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Trust, they are effected only when the Adviser or a Subadviser believes that to do so is in the interest of the Trust. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

      The Trustees periodically review the Adviser's and each Subadviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the commissions paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.


      Special Brokerage Allocation Considerations Relating to the Small Company Fund and the Income Fund. In purchasing and selling investments for these Funds, it is the policy of each of the Subadvisers to obtain best execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers, each Subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm; the broker-dealer's execution services, rendered on a continuing basis; and the reasonableness of any commissions. During the year ended December 31, 1997, December 31, 1996 and the period ended December 31, 1995, the Small Company Fund paid brokerage commissions of $887,672, $ 424,176 and $27,100, respectively.


      Each Subadviser may cause the Small Company or the Income Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services as defined in
Section 28(e) of the Securities Exchange Act of 1934 which have been provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Any such research and other information provided by brokers to a Subadviser is considered to be in addition to and not in lieu of services required to be performed by the Subadviser under its subadvisory agreement with the Adviser. The fees to each of the Subadvisers pursuant to its subadvisory agreement with the Adviser is not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to a Subadviser in serving its other clients or clients of the Subadviser's affiliates. Subject to the policy of the Subadvisers to obtain best execution at the most favorable prices through responsible broker-dealers, a Subadviser also may consider the broker-dealer's sale of shares of any fund for which the Subadviser serves as investment adviser, sub-adviser or administrator.

Considerations Relating to the Small Company Fund. Neuberger & Berman will act as the principal broker in the purchase and sale of portfolio securities for the portion of the Fund advised by Neuberger & Berman and in connection with the writing of covered call options on their securities. Transactions in portfolio securities for which Neuberger & Berman serves as broker will be affected in accordance with Rule 17e-1 under the 1940 Act.

      The Fund will continue to use Neuberger & Berman as its principal broker for the portion of the Fund advised by Neuberger & Berman where, in the judgment of Neuberger & Berman, the firm is able to obtain a price and execution at least as favorable as that provided by other qualified brokers. To the Fund's knowledge, however, no affiliate of Neuberger & Berman receives give-ups or reciprocal business in connection with their securities transactions.

      Under the 1940 Act, commissions paid by the Fund to Neuberger & Berman in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Fund's policy that the commissions to be paid to Neuberger & Berman must, in its judgment, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by Neuberger & Berman on comparable transactions for its most favored unaffiliated customers, except for accounts for which Neuberger & Berman acts as a clearing broker for another brokerage firm and customers of Neuberger & Berman considered by a majority of the independent trustees not to be comparable to the Fund. The Fund does not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time. The 1940 Act generally prohibits Neuberger & Berman from acting as principal in the purchase or sale of securities for the Fund's account, unless an appropriate exemption is available.


      During the year ended December 31, 1997, December 31, 1996 and the period ended December 31, 1995, the Small Company Fund paid brokerage commissions to Neuberger & Berman in the amount of $35,069, $24,069 and $4,434, respectively, representing 4.0%, 5.7% and 16.4%, respectively, of the total commissions paid by the Fund. The aggregate dollar amount of transactions involving the payment of commissions to Neuberger & Berman represented 6.1%, 5.5% and 20.2%, respectively, of total transactions on which commissions were paid by the Fund during the periods ended December 31, 1997, 1996 and 1995.


Purchases, Redemptions And Pricing Of Shares

      An insurance company purchases shares of the Funds at their net asset value using purchase payments received on Contracts issued by Accounts. These Accounts are funded by shares of the Trust. For certain of the Funds, shares may also be sold to affiliated Fund of Funds.

      All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

      The net asset value per share of the Funds is determined once daily, as of the close of the New York Stock Exchange (currently 4 P.M. eastern time) on each business day the New York Stock Exchange is open and on such days as the Board determines and on any other day during which there is a sufficient degree of trading in each Fund's portfolio securities that the net asset value of the Fund is materially affected by changes in the value of portfolio securities. The Trust will not compute net asset value for the Funds on customary national business holidays, including the following: Christmas, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day and Thanksgiving Day. The net asset value per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding.


      The offering price for orders placed before the close of the New York Stock Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the net asset value at the close of the Exchange. For orders placed after the close of the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon net asset value at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The net asset value of a share of each Fund on which offering and redemption prices are based is the net asset value of that Fund, divided by the number of shares outstanding, the result being adjusted to the nearer cent. The net asset value of each Fund is determined by subtracting the liabilities of the Fund from the value of its assets (chiefly composed of investment securities). Securities of the Funds listed on national exchanges are valued at the last quoted sales price on the principal exchange, or if there is no sale on that day, the securities are valued at the prior day's closing price as provided by an independent pricing organization. Securities traded in the over-the-counter market are valued at the quoted sales price or if there is no sale that day, the last quoted bid price as provided by an independent pricing organization. Securities and other assets, for which such market prices are unavailable, or for which an independent pricing organization does not provide a value or provides a value that does not represent fair market value in the judgement of the Adviser, are valued at fair value as determined by the Trustees. For the Money Market Fund, all securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 of the 1940 Act.


      The net income of the Money Market Fund is determined once daily, as of the close of the New York Stock Exchange (currently 4:00 P.M., New York time) on each business day on which such Exchange is open. All the net income of the Fund, so determined, is declared in shares as a dividend to shareholders of record at the time of such determination. (Shares purchased become entitled to dividends declared as of the first day following the date of investment.) Dividends are distributed in the form of additional shares of the Fund on the last business day of each month at the rate of one share (and fraction thereof) of the Fund for each one dollar (and fraction thereof) of dividend income.

      For this purpose, the net income of the Money Market Fund (from the time of the immediately preceding determination thereof) shall consist of: (a) all interest income accrued on the portfolio assets of the Fund, (b) less all actual and accrued expenses and (c) plus or minus net realized gains and losses on the assets of the Fund determined in accordance with generally accepted accounting principles. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity. Securities are valued at market or amortized cost which approximates market, which the Trustees have determined in good faith constitutes fair value for the purposes of complying with the Investment Company Act of 1940.

      Because the net income of the Money Market Fund is declared as a dividend each time the net income is determined, the net asset value per share (i.e., the value of the net assets of the Fund divided by the number of shares outstanding) remains at one dollar per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of the Fund in its account.

      Pursuant to its objective of maintaining a fixed one dollar share price, the Fund will not purchase securities with a remaining maturity of more than 397 days and will maintain a dollar weighted average portfolio maturity of 90 days or less.

      The Accounts redeem shares to make benefit or surrender payments under the terms of its Contracts. Redemptions are processed on any day on which the Trust is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust's transfer agent, NIS.

      The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

Additional Information


      Description of Shares - The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue a number of series of shares and currently has authorized 15 separate funds. Shares of each series would participate equally in the earnings, dividends, and assets of that fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the election of Trustees. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

      Voting Rights - Shareholders are entitled to one vote for each share held. Shareholders may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Generally, amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust. The Trustees may, however, amend the Declaration of Trust without the vote or consent of shareholders to:

            o     designate series of the Trust; or

            o     change the name of the Trust; or

            o supply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Declaration of Trust to the requirements of applicable federal laws or regulations if they deem it necessary.

      Shares have no pre-emptive or conversion rights. Shares, when issued, are fully paid and nonassessable, except as set forth below. In regard to termination, sale of assets, or change of fundamental investment restrictions, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. However, shares of all funds would vote together, and not by fund, in the election of Trustees. If an issue must be approved by a majority as defined by the 1940 Act, a "majority of the outstanding voting securities" means the lesser of (i) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. For the election of Trustees only a plurality is required.


      Shareholder Inquiries - All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the cover page of this Prospectus.

Tax Status

      Each Fund of the Trust is treated as a separate entity for purpose of the regulated investment company provisions of the Internal Revenue Code, and, therefore, the assets, income, and distributions of each Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company.

      Each Fund of the Trust intends to qualify as a "regulated investment company" under Subchapter M of the Code. If it qualifies as a regulated investment company, a Fund will pay no federal income taxes on its taxable net investment income (that is, taxable income other than net realized capital gains) and its net realized capital gains that are distributed to shareholders. To qualify under Subchapter M, a Fund must, among other things: (i) distribute to its shareholders at least 90% of its taxable net investment income (for this purpose consisting of taxable net investment income and net realized short-term capital gains); (ii) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income (including, but not limited to, gains from options, futures, and forward contracts) derived with respect to its business of investing in securities; (iii) diversify its holdings so that, at the end of each fiscal quarter of the Fund (a) at least 50% of the market value of the Fund assets is represented by cash, U.S. government securities and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the market value of the Fund's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are determined to be in the same or similar trades or businesses or related trades or businesses. In meeting these requirements, a Fund may be restricted in the selling of securities held by the Fund for less than three months and in the utilization of certain of the investment techniques described above and in the respective Fund's Prospectus. As a regulated investment company, a Fund will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 during such year, together with any undistributed, untaxed amounts of ordinary income and capital gains from the previous calendar year. The Funds expect to pay the dividends and make the distributions necessary to avoid the application of this excise tax.

      In addition, each Fund intends to comply with the diversification requirements of Section 817(h) of the Code related to the tax-deferred status of insurance company separate accounts. To comply with regulations under Section 817(h) of the code, each Fund will be required to diversify its investments so that on the last day of each calendar quarter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the United States Treasury and each U.S. government instrumentality are treated as securities of separate issuers. The Treasury Department has indicated that it may issue future pronouncements addressing the circumstances in which a Policy owner's control of the investments of a separate account may cause the Policy owner, rather than the participating insurance company, to be treated as the owner of the assets held by the separate account. If the Policy owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the Policy owner's gross income. It is not known what standards will be set forth in such pronouncements or when, if at all, these pronouncements may be issued. In the event that rules or regulations are adopted, there can be no assurance that the Funds will be able to operate as currently described, or that the Trust will not have to change the investment goal or investment policies of a Fund. The board reserves the right to modify the investment policies of a Fund as necessary to prevent any such prospective rules and regulations from causing a Policy owner to be considered the owner of the shares of the Fund underlying the separate account.

Tax Consequences for the Small Company Fund

      Foreign Transactions. Dividends and interest received by the Small Company Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Policy holders will bear the cost of foreign tax withholding in the form of increased expenses to the Fund but generally will not be able to claim a foreign tax credit or deduction for foreign taxes paid by the Fund by reason of the tax-deferred status of the policies.

      The Fund's transactions, if any, in foreign currencies, forward contracts, options and futures contracts (including options and forward contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses recognized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses and cause the fund to be subject to hyperinflationary currency rules. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of its positions (i.e., treat them as if they were closed out) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment so that (i) neither the Fund nor its shareholders will be treated as receiving a materially greater amount of capital gains or distributions than actually realized or received, (ii) the Fund will be able to use substantially all of its losses for the fiscal years in which the losses actually occur, and (iii) the Fund will continue to qualify as a regulated investment company.

      As described in the Prospectus, because shares of the Fund may only be purchased through Policies, it is anticipated that dividends and distributions will be exempt from current taxation if left to accumulate within the Policies.

      Investment in Passive Foreign Investment Companies. If the Fund purchases shares in certain foreign entities classified under the Code as "passive foreign investment companies" ("PFICs"), the Fund may be subject to federal income tax on a portion of an "excess distribution" or gain from the disposition of the shares, even though the income may have to be distributed by the Fund to its shareholders, the Policies. In addition, gain on the disposition of shares in a PFIC generally is treated as ordinary income even though the shares are capital assets in the hands of the Fund. Certain interest charges may be imposed on the Fund with respect to any taxes arising from excess distributions or gains on the disposition of shares in a PFIC.

      The Fund may be eligible to elect to include in its gross income its share of earnings of a PFIC on a current basis. Generally, the election would eliminate the interest charge and the ordinary income treatment on the disposition of stock, but such an election may have the effect of accelerating the recognition of income and gains by the Fund compared to a fund that did not make the election. In addition, information required to make such an election may not be available to the Fund.

      Regulations of the Internal Revenue Service (the "IRS") provide a mark-to-market election for shares in certain PFICs held by regulated investment companies. If the Fund makes the election, it may be able to avoid the interest charge (but not the ordinary income treatment) on disposition of the PFIC stock by each year marking-to-market the stock (that is, by treating it as if it were sold for fair market value on the last day of the year). Such an election could also result in acceleration of income to the Fund.

      Derivative Instruments. The use of derivatives strategies, such as purchasing and selling (writing) options and futures and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Small Company Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward currency contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income. However, income from the disposition of options and futures (other than those on foreign currencies) will be subject to a 30% limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures, and forward contracts on foreign currencies, that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to a 30% limitation if they are held for less than three months.

      If the Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) for the offsetting


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

hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the 30% limitation on the gross income that can be derived from the sale or other disposition of securities or derivative instruments that were held for less than three months. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund intends that, when it engages in hedging strategies, the hedging transactions will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all of the Fund's hedging transactions. To the extent this treatment is not available or is not elected by the Fund, it may be forced to defer the closing out of certain options, futures, or forward currency contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a regulated investment company.

Tax Consequences to Shareholders

      Since shareholders of the Funds will be the Accounts, no discussion is included herein as to the Federal income tax consequences at the level of the holders of the Contracts. For information concerning the Federal income tax consequences to such holders, see the Prospectuses for such Contracts.


Financial Statements

The Report of Independent Auditors and Financial Statements of the Funds for the period ended December 31, 1997 are incorporated by reference to the Trust's Annual Report. Copies of the Annual Report are available without charge upon request by writing the Trust or calling toll free 1 (800) 848-6331.



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APPENDIX A

                                  BOND RATINGS

                         STANDARD & POOR'S DEBT RATINGS

      A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

      The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

      The ratings are based, in varying degrees, on the following considerations:

o 1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

o 2. Nature of and provisions of the obligation.

      Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

      AAA - Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

      AA - Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

      A - Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB - Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

      Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      BB - Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

      B - Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

      CCC - Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

      CC - Debt rated 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

      C - Debt rated 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

      CI - The rating 'CI' is reserved for income bonds on which no interest is being paid.

      D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         MOODY'S LONG-TERM DEBT RATINGS

      Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

      A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

      Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


                 FITCH/IBCA INVESTORS SERVICE, INC. BOND RATINGS

      Fitch/IBCA investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

      The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

      Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

      Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

      Fitch ratings are not recommendations to buy, sell, or hold any security. ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

      Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated 'F-1+'.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ('BB' to 'C') represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ('DDD' to 'D') is an assessment of the ultimate recovery value through reorganization or liquidation.

      The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

      Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differences in the degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C     Bonds are in imminent default in payment of interest or principal.

DDD, Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative, and should be valued on the basis of their ultimate
DD    recovery value in liquidation or reorganization of the obligor. `DDD'
&D represents the highest potential for recovery of these bonds, and 'D' represents the lowest potential for recovery.

                   DUFF & PHELPS, INC. LONG-TERM DEBT RATINGS

      These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

      Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

      The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary). Ratings of 'BBB-' and higher fall within the definition of investment grade securities, as defined by bank and insurance supervisory authorities.

Rating
Scale       Definition
-----       ----------

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+         High credit quality. Protection factors are strong. Risk is modest,
AA          but may vary slightly from time to time because of economic
AA-         conditions.

A+          Protection factors are average but adequate. However, risk factors
A           are more  variable and greater in periods of economic stress.
A-

BBB+        Below average protection factors but still considered sufficient for
BBB         prudent investment. Considerable variability in risk during economic
BBB-        cycles.

BB+         Below investment grade but deemed likely to meet obligations when
BB          due. Present or prospective financial protection factors fluctuate
BB-         according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+          Below investment grade and possessing risk that obligations will not
B           be met when due. Financial protection factors will fluctuate widely
B-          according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent Changes in the rating within this category or into a higher or lower rating grade.

CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.


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

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP          Preferred stock with dividend arrearages.

                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

      A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

      Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated 'D' is in payment default. the 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period.

                         STANDARD & POOR'S NOTE RATINGS

      An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

      The following criteria will be used in making the assessment:

      - Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

      - Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.


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

      Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3  Speculative capacity to pay principal and interest.

                           MOODY'S SHORT-TERM RATINGS

      Moody's short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

      Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

      Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      Issuers rated Not Prime do not fall within any of the prime rating categories.

                              MOODY'S NOTE RATINGS

MIG 1/VMIG 1      This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2      This designation denotes high quality. Margins of
                  protection are ample although not so large as in the preceding group.


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

MIG 3/VMIG 3      This designation denotes favorable quality. All security
                  elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4      This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.


                          FITCH/IBCA SHORT-TERM RATINGS

      Fitch/IBCA short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

      The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+'.

F-2 Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned 'F-1+' and 'F-1' ratings.

F-3 Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

B Speculative. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility, Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D Default. Issues assigned this rating are in actual or imminent payment default.

                      DUFF & PHELPS SHORT-TERM DEBT RATINGS

      Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

      Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

Rating Scale      Definition
------------      ----------

High Grade

D-1+ Highest certainty of timely payment. short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Good Grade

D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Satisfactory Grade

D-3 Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Non-investment Grade

D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

Default

D-5 Issuer failed to meet scheduled principal and/or interest payments.

                          THOMSON'S SHORT-TERM RATINGS

      The Thomson Short-Term Ratings apply, unless otherwise noted, to specific debt instruments of the rated entities with a maturity of one year or less. Thomson short-term ratings are intended to assess the likelihood of an untimely or incomplete payments of principal or interest.

      TBW-1 the highest category, indicates a very high likelihood that principal and interest will be paid on a timely basis.

      TBW-2 the second highest category, while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

      TBW-3 the lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

      TBW-4 the lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

********************************************************************************
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                       STATEMENT OF ADDITIONAL INFORMATION


                                   MAY 1, 1998


                        NATIONWIDE SEPARATE ACCOUNT TRUST

                       --NATIONWIDE STRATEGIC GROWTH FUND
                        --NATIONWIDE STRATEGIC VALUE FUND
                         --NATIONWIDE EQUITY INCOME FUND
                       --NATIONWIDE HIGH INCOME BOND FUND
                           --NATIONWIDE BALANCED FUND
                       --NATIONWIDE MULTI SECTOR BOND FUND
                        --NATIONWIDE SMALL CAP VALUE FUND
                         --NATIONWIDE GLOBAL EQUITY FUND
                    --NATIONWIDE SELECT ADVISERS MID CAP FUND

      Nationwide Separate Account Trust is a registered open-end investment company consisting of 15 series. This Statement of Additional Information relates to the Nationwide Strategic Growth Fund (the "Strategic Growth Fund"), the Nationwide Strategic Value Fund (the "Strategic Value Fund"), the Nationwide Equity Income Fund (the "Equity Income Fund"), the Nationwide High Income Bond Fund (the "High Income Bond Fund"), the Nationwide Balanced Fund (the "Balanced Fund"), the Nationwide Multi Sector Bond Fund ("Multi Sector Bond Fund"), the Nationwide Small Cap Value Fund (the "Small Cap Value Fund"), the Nationwide Global Equity Fund (the "Global Equity Fund") and the Nationwide Select Advisers Mid Cap Fund (the "Mid Cap Fund") (each , a "Fund" and collectively, the "Funds").


      This Statement of Additional Information is not a prospectus. It contains information in addition to and more detailed than that set forth in the Prospectuses for the Funds and should be read in conjunction with the Prospectuses, dated May 1, 1998, for Strategic Growth Fund, Strategic Value Fund, Equity Income Fund, High Income Bond Fund, Balanced Fund, Multi Sector Bond Fund, Small Cap Value Fund, Global Equity Fund and Mid Cap Fund. Terms not defined in this Statement of Additional Information have the meanings assigned to them in the Prospectuses. The Prospectuses may be obtained from Nationwide Life Insurance Company, One Nationwide Plaza, Columbus, Ohio 43215, or by calling toll free 1 (800) 848-6331.

Table Of Contents                                                           Page
-----------------                                                           ----

General Information and History ..........................................   02
Additional Information on Portfolio Instruments and Investment Policies ..   02
Investment Restrictions ..................................................   23
Major Shareholders .......................................................   26
Trustees and Officers of the Trust .......................................   26
Calculating Yield and Total Return .......................................   28
Investment Adviser and Other Services ....................................   29
Brokerage Allocations ....................................................   36
Purchases, Redemptions and Pricing of Shares .............................   38
Additional Information ...................................................   39
Tax Status ...............................................................   40
Other Tax Consequences ...................................................   41
Tax Consequences to Shareholders .........................................   42
Financial Statements .....................................................   42
Appendix A - Bond Ratings ................................................   43

General Information And History


      Nationwide Separate Account Trust is an open-end investment company organized under the laws of Massachusetts, by a Declaration of Trust, dated June 30, 1981, as subsequently amended. The Trust offers shares in fifteen (15) separate series, each with its own investment objective.


Additional Information on Portfolio Instruments and Investment Policies

Debt Obligations. Each of the Funds invests in debt obligations. Debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity ("market risk"). Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

      Ratings as Investment Criteria. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations ("NRSROs"). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by a Fund as initial criteria for the selection of portfolio securities, but the Fund will also rely upon the independent advice of the Subadvisers to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. The Appendix to this Statement of Additional Information contains further information about the rating categories of NRSROs and their significance.

      Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund's Subadviser will consider such events in its determination of whether the Fund should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, or due to a corporate reorganization, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

High-Yield (High-Risk) Securities. As described in its Prospectus, the Multi Sector Bond Fund, the Balanced Fund, the Mid Cap Fund, the Small Cap Value Fund, the Equity Income Fund, the High Income Bond Fund, the Strategic Growth Fund and the Strategic Value Fund each has the authority to invest in non-investment grade debt securities. Non-investment grade debt securities (hereinafter referred to as "lower-quality securities") include (I) bonds rated as low as C by Moody's, Standard & Poor's, or Fitch, or CCC by D&P; (ii) commercial paper rated as low as C by Standard & Poor's, Not Prime by Moody's or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to Appendix A of this Statement of Additional Information for a discussion of securities ratings.

      Effect of Interest Rates And Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

      As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to the Fund.

      Payment Expectations. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for that Fund.

      Credit Ratings. Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated securities will be more dependent on the Adviser's or a Subadviser's credit analysis than would be the case with investments in investment-grade debt securities. The Adviser and each Subadviser will employ its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. When investing in lower-quality securities, the Adviser or each Subadviser will continually monitor the investments in a Fund's portfolio and carefully evaluate whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.

      Liquidity And Valuation. A Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund's asset value and ability to dispose of particular securities, when necessary to meet such Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

            Proposed Legislation. From time to time proposals have been discussed regarding new legislation designed to limit the use of certain lower-quality and comparable unrated securities by certain investors. It is possible that if legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for the securities.

Money Market Instruments. Each Fund may invest in certain types of money market instruments which may include the following types of instruments:

      -- obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies, or instrumentalities, or any federally chartered corporation, and for the Global Equity Fund, obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions;

      -- repurchase agreements;

      -- certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions, and, for the Global Equity Fund, such obligations issued by foreign branches of foreign banks and financial institutions;

      -- commercial paper, which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. Generally the commercial paper will be rated within the top two rating categories by an NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

      -- high quality short-term (maturity in 397 days or less) corporate obligations;

Mortgage- and Asset-Backed Securities - The Balanced Fund, the Mid Cap Fund, the Multi Sector Bond Fund, the Strategic Growth Fund and the Strategic Value Fund may purchase mortgage-backed securities. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. Government agencies or instrumentalities or by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, overcollateralization, or guarantees by third parties.

      Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.

      Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

      The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is lower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities.

      The Multi-Sector Bond Fund and the Balanced Fund may invest in stripped mortgage-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage- and asset-backed securities, and in some cases the market value may be extremely volatile. With respect to certain stripped securities, such as interest-only ("IO") and principal-only ("PO") classes, a rate of prepayment that is faster or slower than anticipated may result in a Fund failing to recover all or a portion of its investment, even though the securities are rated investment grade.

Repurchase Agreements. All of the Funds may enter into repurchase agreements with certain banks or non-bank dealers. In connection with the purchase of a repurchase agreement by a Fund, the Fund's custodian, or a subcustodian, will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the "SEC") to be loans by the Fund. Repurchase agreements may be entered into with respect to securities of the type in which it may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement.


When-Issued Securities and Delayed-Delivery Transactions. Each of the Funds may invest without limitation in securities purchased on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occurs beyond the normal settlement date at a stated price and yield). When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.

      When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will set aside permissible liquid assets equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of such Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.


Lending Portfolio Securities. Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Fund considers collateral consisting of cash, U.S. Government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, the Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

      The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a fund must receive at least 100% cash collateral of the type discussed in the preceding paragraph from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) a fund must be able to terminate the loan at any time; (4) a fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, a fund's board of directors or trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.


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

Special Situation Companies. The Small Cap Value Fund, the Mid Cap Fund, the Strategic Growth Fund, the Strategic Value Fund and the Global Equity Fund may invest in the securities of "special situation companies," which include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Each Fund believes, however, that if a Subadviser analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, such Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time the Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.

Foreign Securities. All of the Funds may directly or indirectly through the use of depository receipts, invest in foreign securities. Investors in such Funds should recognize that investing in foreign securities involves certain special considerations which are not typically associated with investing in United States securities. Since investments in foreign companies will frequently involve currencies of foreign countries, and since a Fund may hold securities and funds in foreign currencies, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Foreign securities, such as those purchased by a Fund, may be subject to foreign government taxes, higher custodian fees and dividend collection fees which could reduce the yield on such securities.

      Investments may be made from time to time by the Equity Income Fund, the High Income Bond Fund, Balanced Fund and the Multi Sector Bond Fund in companies in developing countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

      The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Certain countries in the Asia region, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.


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      The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries' securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, the Fund's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid securities. Conversely, the Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.

      Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in those countries and the availability to the Fund of additional investments in those countries.

      Economies of developing countries may differ favorably or unfavorably from the United States' economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners. Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

      Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

      Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

      Depository Receipts. As indicated in a Fund's Prospectus, each Fund may invest in foreign securities by purchasing depository receipts, including American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs (also referred to as Continental Depository Receipts ("CDRs")), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. Bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of a Fund's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR or EDR representing ownership of common stock will be treated as common stock.

      Each Fund may invest in depository receipts through "sponsored" or "unsponsored" facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

      A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depository receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

      Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Convertible Securities. Each Fund may invest in convertible securities to the extent described in its Prospectus. Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

      The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

      A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

Warrants. Each Fund may acquire warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants acquired by a Fund in units or attached to securities are not subject to these restrictions. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Short Selling of Securities. The Mid Cap Fund, the Strategic Growth Fund and the Strategic Value Fund may engage in short sales of securities. In a short sale, the Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a fee which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

      The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any interest the Fund may be required to pay in connection with the short sale.

      In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Fund must deposit in a segregated account an amount of cash or liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain on a daily basis the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

      The Mid Cap Fund, the Strategic Growth Fund, and the Strategic Value Fund may engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." Each Fund does not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for U.S. federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

Restricted, Non-Publicly Traded and Illiquid Securities. Each Fund may not invest more than 15% of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

      Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Investment companies do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

      The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. It is anticipated that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

      A Fund may sell over-the-counter ("OTC") options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

      Each Subadviser will monitor the liquidity of restricted securities in the portion of a Fund it manages under the supervision of the Board and the Adviser. In reaching liquidity decisions, each Subadviser may consider the following factors: (A) the unregistered nature of the security; (B) the frequency of trades and quotes for the security; (C) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (D) dealer undertakings to make a market in the security and (E) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Borrowing. Each Fund may borrow money from banks, limited by the Fund's fundamental investment restriction to 33-1/3% of its total assets (including the amount borrowed), and may engage in mortgage dollar roll and reverse repurchase agreements which may be considered a form of borrowing. In addition, a Fund may borrow up to an additional 5% of its total assets from banks for temporary or emergency purposes. A Fund will not purchase securities when bank borrowings exceed 5% of such Fund's total assets. Each Fund expects that its borrowings will be on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender. The Funds have established a line-of-credit ("LOC") with their custodian by which they may borrow for temporary or emergency purposes. The Funds intend to use the LOC to meet large or unexpected redemptions that would otherwise force a Fund to liquidate securities under circumstances which are unfavorable to a Fund's remaining shareholders.

Derivative Instruments. As discussed in the Prospectuses, the Adviser and each of the Subadvisers may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, stock index options and forward currency contracts to hedge a Fund's portfolio or for risk management.

      The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission ("CFTC"). In addition, a Fund's ability to use these instruments will be limited by tax considerations.

      Special Risks Of Derivative Instruments. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

      (1) Successful use of most of these instruments depends upon the Adviser's or a Subadviser's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

      (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as, how similar the index is to the portion of the Fund's assets being hedged in terms of securities composition.

      (3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because the Adviser or Subadviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declined by more than the increase in the price of the security, a Fund could suffer a loss.

      (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counter party") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

      For a discussion of the federal income tax treatment of a Fund's derivative instruments, see "Tax Status" below.

      Options. Each of the Funds may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under "Restricted and Illiquid Securities" above. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.

      The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by the Fund may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.

      A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

      A Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

      Each Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each of the Funds intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with a Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counter party, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

      If a Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

      Each Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.

      The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

      Transactions using OTC options (other than purchased options) expose a Fund to counter party risk. To the extent required by SEC guidelines, a Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the


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Fund's assets to segregated accounts as a cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      Spread Transactions. Each Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

      Futures Contracts. Each Fund may enter into futures contracts, including interest rate, index, and currency futures and purchase and write (sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund's hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when the Adviser or a Subadviser believes it is more advantageous to a Fund than is purchasing the futures contract.

      To the extent required by regulatory authorities, a Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including increasing return and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions. The ability of a Fund to trade in futures contracts may be limited by the requirements of the Code applicable to a regulated investment company.

      A Fund will not enter into futures contracts and related options for other than "bona fide hedging" purposes for which the aggregate initial margin and premiums required to establish positions exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. There is no overall limit on the percentage of a Fund's assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund's exposure to market, currency, or interest rate fluctuations, such Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

      A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transactions costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value


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of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, that Fund will continue to be required to maintain the margin deposits on the futures contract.

      No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. Government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

      Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

      If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.


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      Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

      Swap Agreements. The Funds may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with such Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Funds also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

      The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, a Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid assets.

      Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Adviser's or a Subadviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on a Fund by the Code may limit a Fund's ability to use swap agreements. The swaps market is largely unregulated.

      The Fund will enter swap agreements only with counterparties that the Adviser or a Subadviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other


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

party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

      Foreign Currency-Related Derivative Strategies - Special Considerations. Each of the Funds may use options and futures and options on futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which a Fund's securities are denominated. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and may also engage in currency transactions to increase income and total return. The Global Equity Fund may engage in foreign currency exchange transactions to adjust its currency exposure relative to its benchmark, the MSCI World Equity Index. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

      A Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which a Subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

      The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.

      Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

      Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund will normally purchase OTC options on foreign currency only when the Adviser or a Subadviser believes a liquid secondary market will exist for a particular option at any specific time.

Forward Currency Contracts. Each of the Funds may enter into forward currency contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may


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

be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

      At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

      The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

      Currency Hedging. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of a Fund's investments denominated in that currency over time.

      A decline in the dollar value of a foreign currency in which a Fund's securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

      A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions or, in the case of the Global Equity Fund, to adjust its currency exposure relative to its benchmark, the MSCI World Equity Index. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.

Foreign Commercial Paper. A Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables the Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation. The staff of the SEC is currently considering whether the purchase of this type of commercial paper would result in the issuance of a "senior security" within the meaning of the 1940 Act. The Funds believe that such investments do not involve the creation of such a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and to maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

Securities Of Other Non-Affiliated Investment Companies. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies. The Funds may also invest in shares of other non-affiliated investment companies registered under the 1940 Act. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, a Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.

Bank Obligations. As stated in a Fund's Prospectus, bank obligations that may be purchased by a Fund include certificates of deposit, banker's acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

      Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

Floating and Variable Rate Instruments. The Funds may invest in floating and variable rate instruments. Certain of the floating or variable rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by a Fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as "not readily marketable" and therefore illiquid.

      The Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund's custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund's custodian.

Brady Bonds. The Multi Sector Bond Fund and the Balanced Fund, and the other Funds in accordance with their Prospectuses, may invest in Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as "Brady Bonds". Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The Subadviser believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that a Subadviser's expectations with respect to Brady Bonds will be realized.

      Investors should recognize that Brady Bonds have been issued only recently, and accordingly, do not have a long payment history. Brady Bonds which have been issued to date are rated in the categories "BB" or "B" by Standard & Poor's Corporation ("S&P) or "Ba" or "B" by Moody's Investors Service, Inc. ("Moody's") or, in cases in which a rating by S&P or Moody's has not been assigned, are generally considered by the Adviser or Subadviser to be of comparable quality.

      Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Discount bonds issued to date under the framework of the Brady Plan have generally borne interested computed semi-annually at a rate equal to 13/16 of 1% above the then current six month London Inter-Bank Offered Rate ("LIBOR") rate. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally


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

are not collateralized. Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. The applicable Funds may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which these Funds may invest are likely to be acquired at a discount, which involves certain considerations discussed below under "Additional Information Concerning Taxes."

Zero Coupon Securities, Step-Coupon Securities, Pay-in-Kind Bonds ("PIK Bonds") and Deferred Payment Securities. Each of the Funds except the Small Cap Value Fund, the Global Equity Fund and the Strategic Value Fund may invest in zero coupon securities, PIK bonds and deferred payment securities.

      Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. Step-coupon securities are debt securities that do not make regular cash interest payments and are sold at a deep discount to their face value. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. The Fund also may purchase PIK bonds. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are often sold at substantial discounts from their maturity value.

      Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of the Fund's limitation on investments in illiquid securities.

      Current federal income tax law requires the holder of a zero coupon security, certain PIK bonds, deferred payment securities and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Mortgage Dollar Rolls and Reverse Repurchase Agreements. The Funds may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing (see "Borrowing"). When required by guidelines of the SEC, a Fund will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security.

      The Strategic Growth Fund, Strategic Value Fund and the Multi Sector Bond Fund may also enter into mortgage dollar rolls, in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Funds. (See "Borrowing".)

      The mortgage dollar rolls and reverse repurchase agreements entered into by the Funds may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Adviser or a Subadviser believes that such arbitrage transactions do not present the risks to the Funds that are associated with other types of leverage.

Investment Restrictions for the Funds

      The following are fundamental investment restrictions for each of the Funds which cannot be changed without shareholder approval:

Each of the Funds (except the Strategic Growth Fund whose restrictions are listed separately below):

      May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 (the "1940 Act") which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33-1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from other persons to the extent permitted by applicable law. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

      May not issue senior securities, except as permitted under the 1940 Act.

      May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

      May not purchase or sell real estate unless acquired as a result of ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing or selling securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.

      May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of such Fund.

      May not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets (taken at current value) would be lent to other parties, except in accordance with its investment objective, policies and limitations through (i) purchase of debt securities or other debt instruments, including loan participations, assignments and structured securities, or (ii) by engaging in repurchase agreements.

      May not purchase the securities of any issuer if, as a result, more than 25% (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. Government or its agencies or instrumentalities.

The Strategic Growth Fund:

      May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the 1940 Act which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33-1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from other persons to the extent permitted by applicable law. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

      May not issue senior securities, except as permitted under the 1940 Act.

      May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

      May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities.

      May not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets (taken at current value) would be lent to other parties, except in accordance with its investment objective, policies and limitations through (i) purchase of debt securities or other debt instruments, including loan participations, assignments and structured securities, or (ii) by engaging in repurchase agreements.

      May not purchase the securities of any issuer if, as a result, more than 25% (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities.

      May not purchase or sell real estate unless acquired as a result of ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing or selling securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.

The following are the non-fundamental operating policies of the Funds which may be changed by the Board of Trustees of the Trust without shareholder approval:

Each Fund may not:

      Sell securities short (except for the Mid Cap Fund), unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short. The Mid Cap Fund may only sell securities short in accordance with the description contained in its Prospectus.

      Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

      Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

      Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

      Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of the borrowing or investment.

      Insurance Law Restrictions - In connection with the Trust's agreement to sell shares to the Accounts, the Adviser and the insurance companies may enter into agreements, required by certain state insurance departments, under which the Adviser may agree to use its best efforts to assure and to permit insurance companies to monitor that each Fund of the Trust complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Fund failed to comply with such restrictions or limitations, the Accounts would take appropriate action which might include ceasing to make investments in the Fund or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Trust's operations.

Major Shareholders


      As of March 31, 1998, separate accounts of Nationwide Life Insurance Company had shared voting and investment power over 87.6% of the Balanced Fund shares, 88.3% of the Multi Sector Bond Fund shares, 86.2% of the Small Cap Value Fund shares, 41.3% of the Global Equity Fund shares, 41.1% of the Select Advisors Mid Cap Fund shares, 65.5% of the Strategic Growth Fund shares, 77.2% of the Strategic Value Fund shares, 77.2% of the Equity Income Fund shares, and 52.4% of the High Income Fund shares, respectively. As of March 31, 1998, Nationwide Life Insurance Company owned beneficially 12.4% of the Balanced Fund shares, 11.7% of the Multi Sector Bond Fund shares, 13.8% of the Small Cap Value Fund shares, 58.7% of the Global Equity Fund shares, 58.9% of the Select Advisors Mid Cap Fund shares, 34.5% of the Strategic Growth Fund shares, 22.8% of the Strategic Value Fund shares, 22.8% of the Equity Income Fund shares and 47.6% of the High Income Fund shares.

      As of March 31, 1998, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the shares of the Trust.

Trustees And Officers Of The Trust

Trustees and Officers

      The principal occupations of the Trustees and Officers during the last five years and their affiliations are:

Dr. John C. Bryant, Trustee, Age 62
411 Oak Street - Suite 306
Cincinnati, Ohio

      Dr. Bryant is Executive Director of the Cincinnati Youth Collaborative, a partnership of business, government, schools and social service agencies to address the educational needs of students. He was formerly Professor of Education, Wilmington College.

Sue Doody, Trustee, Age 63
169 East Beck Street
Columbus, Ohio

      Ms. Doody is President of Lindey's Restaurant, Columbus, Ohio.

Robert M. Duncan, Trustee, Age 70
1397 Haddon Road
Columbus, Ohio.

      Mr. Duncan is a member of the Ohio Elections Commission. He was formerly Secretary to the Board of Trustees of the Ohio State University. Prior to that, he was Vice President and General Counsel of The Ohio State University.

Joseph J. Gasper, Trustee*, Chairman, Age 54
One Nationwide Plaza
Columbus, Ohio

      Mr. Gasper is Director, President and Chief Operating Officer for Nationwide Life and Annuity Insurance Company and Nationwide Life Insurance Company. Prior to that, he was Executive Vice President and Senior Vice President for the Nationwide Insurance Enterprise.

Dr. Thomas J. Kerr, IV, Trustee, Age 64
4890 Smoketalk Lane
Westerville, Ohio

      Dr. Kerr is President Emeritus of Kendall College. He was formerly President of Kendall College.

Douglas F. Kridler, Trustee, Age 42
55 East State Street
Columbus, Ohio

      Mr. Kridler is President and Executive Director of Columbus Association for the Performing Arts.

Robert J. Woodward, Jr., Trustee*, Vice-Chairman, Age 56
One Nationwide Plaza
Columbus, Ohio

      Mr. Woodward is Executive Vice President - Chief Investment Officer for Nationwide Life and Annuity Insurance Company and Nationwide Life Insurance Company.

James F. Laird, Jr., Treasurer, Age 41
Three Nationwide Plaza
Columbus, Ohio

      Mr. Laird is Vice President and General Manager of Nationwide Advisory Services, Inc., the Distributor and Investment Adviser. He was formerly Treasurer of Nationwide Advisory Services, Inc.

Elizabeth A. Davin, Secretary, Age 34
One Nationwide Plaza
Columbus, Ohio

      Ms. Davin is a member of the Office of General Counsel of the Nationwide Insurance Enterprise and a partner in Druen, Dietrich, Reynolds & Koogler.

*A Trustee who is an "interested person" of the Trust as defined in the 1940
Act.

      The Funds do not pay any fees to Officers or to Trustees who are considered "interested persons" of the Trust. The table below lists the aggregate compensation paid by the Trust to each disinterested

Trustee during the fiscal year ended December 31, 1997, and the aggregate compensation paid to each disinterested Trustee during the year by all twenty nine registered investment companies to which the Adviser provides investment advisory services (the "Nationwide Fund Complex").

      The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

                               Compensation Table
                       Fiscal Year Ended December 31, 1997

                                                              Total
                                                          Compensation
                                                             from the
                                         Aggregate       Nationwide Fund
            Disinterested               Compensation    Complex Including
            Trustees                   from the Trust       the Trust
            --------                   --------------       ---------
            Dr. John C. Bryant            $ 2,500            $18,500
            Robert M. Duncan              $ 2,500            $18,500
            Dr. Thomas J. Kerr, IV        $ 2,500            $18,500
            Douglas F. Kridler            $   750            $10,750
            Sue Doody                     $   750            $10,750


Calculating Yield And Total Return

            The Funds may from time to time advertise historical performance, subject to Rule 482 under the Securities Act of 1933. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

            All performance advertisements shall include average annual total return quotations for the most recent one, five, and ten year periods (or life, if a Fund has been in operation less than one of the prescribed periods). Average annual total return represents the rate required each year for an initial investment to equal the redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. The one, five, and ten year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.


The uniformly calculated average annual total returns for the two month period ended December 31, 1997 are shown below.

            Fund                                         Total Return*
            ----                                         -------------
            Strategic Growth Fund                             2.2%

            Strategic Value Fund                              1.6%

            Equity Income Fund                                1.8%

            High Income Bond Fund                             2.3%

            Balanced Fund                                     1.5%

            Fund                                         Total Return*
            ----                                         -------------
            Multi Sector Bond Fund                             1.0%

            Small Cap Value Fund                             (1.6)%

            Global Equity Fund                                 1.2%

            Select Advisers Mid Cap Growth Fund              (0.4)%

* Period from October 31, 1997 ( commencement of operations) through December 31, 1997.

            Certain Funds may also from time to time advertise a uniformly calculated yield quotation. This yield is calculated by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the lats day of the period, assuming reinvestment of all dividends and distributions. This yield formula uses the average number of share entitled to receive dividends, provides for semi-annual compounding of interest, and includes a modified market value method for determining amortization. The yield will fluctuate, and there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. The uniformly calculated yields for the 30 day period ended December 31, 1997 were as follows:

            Fund                                        30-day yield
            ----                                        ------------
            High Income Bond Fund                           9.72%

            Balanced Fund                                   3.50%

            Multi Sector Bond Fund                          4.88%


Investment Advisory And Other Services

            The Adviser oversees the management of each of the Funds pursuant to an Investment Advisory Agreement dated October 31, 1997. Subject to the supervision and direction of the Trustees, the Adviser will initially identify and select the Subadvisers and will determine the allocation of assets among multiple Subadvisers, if applicable. The Adviser will also evaluate and monitor the performance of Subadvisers. The Adviser will be authorized to select and place portfolio investments on behalf of the Fund; however, the Adviser currently does not intend to do so. The Adviser has responsibility for communicating performance expectations and evaluations to the Subadvisers and ultimately recommending to the Trust's Board of Trustees whether a Subadviser's contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of subadvisers. The Adviser will regularly provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions.

            The Adviser pays the compensation of the Trustees affiliated with the Adviser. The officers of the Trust receive no compensation from the Trust. The Adviser also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its organization, investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust.

            The Investment Advisory Agreement also specifically provides that the Adviser, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement will continue in effect for an initial period of two years with respect to a Fund and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically if it is assigned. It may be terminated without penalty by vote of a majority of the out standing voting securities, or by either party, on not less than 60 days written notice. The Agreements further provide that the Adviser may render services to others.

            The Trust pays the compensation of the Trustees who are not affiliated with the Adviser and all expenses (other than those assumed by the Adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; fees and expenses of independent certified public accountants, legal counsel, and any transfer agent, registrar, and dividend disbursing agent of the Trust; expenses of preparing, printing, and mailing shareholders' reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions, insurance premiums, fees and expenses of the custodian for all services to the Trust; and expenses of calculating the net asset value of shares of the Trust, expenses of shareholders' meetings, and expenses relating to the issuance, registration, and qualification of shares of the Trust.

            Subject to the supervision of the Adviser and the Trustees, each Subadviser manages a Fund's assets in accordance with such Fund's investment objective and policies. Each Subadviser shall make investment decisions for such Fund, and in connection with such investment decisions, shall place purchase and sell orders for securities.

            Each Subadviser provides investment advisory services to one or more Funds pursuant to a Subadvisory Agreement. Each of the Subadvisory Agreements specifically provides that the Subadviser, including its directors, officers, partners and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under such Agreement. Each Subadvisory Agreement will continue in effect for an initial period of two years with respect to a Fund and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Fund, and in either case, by a majority of the Trustees who are not parties to the Subadvisory Agreement or interested persons of any such party. Each Subadvisory Agreement terminates automatically if it is assigned. It may also be terminated without penalty by vote of a majority of the outstanding voting securities, or by either party, on not less than 60 days written notice.

Equity Income Fund


            Under the terms of its Investment Advisory Agreement, the Equity Income Fund pays to the Adviser a fee at the annual rate of 0.80% of the Fund's average daily net assets. For the period October 31, 1997 (commencement of operations) through December 31, 1997, the Adviser waived all advisory fees in the amount of $1,685.

            Federated Investment Counseling ("Federated") is the Subadviser of the Fund. For the investment management services it provides to the Fund, Federated receives an annual fee from the Adviser in the amount of 0.40% on assets up to $50 million, 0.25% on assets of $50 million and more but less than $250 million, 0.20% on assets of $250 million and more but less than $500 million, and 0.15% on assets of $500 million and more. These fees are calculated at an annual rate based upon the Fund's average daily net assets. For the period October 31, 1997 (commencement of operations) through December 31, 1997, the Adviser paid $842 in fees to the Subadviser.

            Federated, a Delaware business trust organized on April 11, 1989 is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.

Federated and other subsidiaries of Federated Investors serve as investment advisers to an open number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $139 billion invested across more than 370 funds under management and/or administration by its subsidiaries, as of December 31, 1997, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.

High Income Bond Fund

            Under the terms of its Investment Advisory Agreement, the High Income Bond Fund pays to the Adviser a fee at the annual rate of .80% of the Fund's average daily net assets. For the period October 31, 1997 (commencement of operations) through December 31, 1997, the Adviser waived all advisory fees in the amount of $7,374.

            Federated Investment Counseling is the Subadviser of the Fund. For the investment management services it provides to the Fund, Federated receives an annual fee from the Adviser in the amount of 0.40% on assets up to $50 million, 0.25% on assets of $50 million and more but less than $250 million, 0.20% on assets of $250 million and more but less than $500 million, and 0.15% on assets of $500 million and more. These fees are calculated at an annual rate based upon the Fund's average daily net assets. Additional information about Federated is included above. For the period October 31, 1997 (commencement of operations) through December 31, 1997, the Adviser paid $3,687 in fees to the Subadviser.

Global Equity Fund

            Under the terms of its Investment Advisory Agreement the Global Equity Fund pays to the Adviser a fee at the annual rate of 1.00% of the Fund's average daily net assets. For the period October 31, 1997 (commencement of operations) through December 31, 1997, the Adviser waived all advisory fees in the amount of $8,799.

            J.P. Morgan Investment Management Inc. ("J.P. Morgan") is the subadviser of the Fund. For the investment management services it provides to the Fund, J.P. Morgan receives an annual fee from the Adviser in an amount equal to 0.60% on assets up to $50 million and 0.55% on assets of $50 million and over. These fees are calculated at an annual rate based on the Fund's average daily net assets. For the period October 31, 1997 (commencement of operations) through December 31, 1997, the Adviser paid $5,279 in fees to the Subadviser.

            J.P. Morgan is a wholly owned subsidiary of J.P. Morgan & Co. Incorporated, a bank holding company organized under the laws of Delaware. J.P. Morgan offers a wide range of investment management services and acts as investment adviser to corporate and institutional clients. J.P. Morgan uses a sophisticated, disciplined, collaborative process for managing all asset classes. As of June 30, 1997, J.P. Morgan and its affiliates had assets under management of approximately $255 billion, including approximately $25 billion in global equity portfolios.

Mid Cap Fund

            Under the terms of its Investment Advisory Agreement the Fund pays to the Adviser a fee at the annual rate of 1.05% of the Fund's average daily net assets. For the period October 31, 1997 (commencement of operations) through December 31, 1997, the Adviser waived all advisory fees in the amount of $5,371.

            The Adviser has selected three Subadvisers, each of whom will each manage part of the Fund's portfolio. Each Subadviser receives an annual fee from the Adviser in an amount equal to 0.65% on assets up to $50 million managed by such Subadviser and 0.50% on assets of $50 million and more managed by a Subadviser. For the period October 31, 1997 (commencement of operations) through December 31, 1997, the Adviser paid $3,325 in fees to the Subadvisers.

            The Mid Cap Fund's Subadvisers are:
            - First Pacific Advisors, Inc. ("First Pacific")
            - Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter")
            - Rice, Hall, James & Associates ("Rice Hall")

            Subject to the supervision of the Adviser and the Trustees, the Subadvisers each manage separate portions of the Fund's assets in accordance with the Fund's investment objective and policies. With regard to the portion of the Fund's assets allocated to it, each Subadviser shall make investment decisions for the Fund, and in connection with such investment decisions shall place purchase and sell orders for securities. No Subadviser shall have any investment responsibility for any portion of the Fund's assets not allocated to it by the Adviser for investment management.

            Each of First Pacific, Pilgrim Baxter and Rice Hall is wholly owned by United Asset Management Corporation ("UAM"), a NYSE-listed holding company organized to acquire and own firms that provide investment advisory services primarily for institutional clients. First Pacific is an indirect wholly-owned subsidiary of UAM. Pilgrim Baxter and Rice Hall are each direct wholly-owned subsidiaries of UAM. UAM's corporate headquarters are located at One International Place, Boston 02110.

Balanced Fund

            Under the terms of its Investment Advisory Agreement, the Balanced Fund pays to the Adviser a fee at the annual rate of 0.75% of the Fund's average daily net assets. For the period October 31, 1997 (commencement of operations) through December 31, 1997, the Adviser waived all advisory fees in the amount of $1,605.

            Salomon Brothers Asset Management Inc. ("SBAM") is the Subadviser of the Fund. For the investment management services it provides to the Fund, SBAM receives an annual fee from the Adviser in an amount equal to 0.35% on assets up to $150 million, 0.30% on assets of $150 million and more but less than $500 million, and 0.25% on assets of $500 million and more. These fees are calculated as an annual rate based upon the Fund's average daily net assets. For the period October 31, 1997

(commencement of operations) through December 31, 1997, the Adviser paid $749 in fees to the Subadviser.

            SBAM is a wholly owned subsidiary of Salomon Brothers Holding Company Inc, which is in turn wholly owned by Salomon Smith Barney Holdings, Inc. which is, in turn, wholly owned by Travelers Group, Inc. SBAM was incorporated in 1987 and together with affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed-income and equity investment advisory services to various individuals and institutional clients located throughout the world, and serves as investment adviser to various investment companies. In providing such services, the SBAM has access to Salomon Inc's more than 400 economists and mortgage, bond, sovereign and equity analysts. As of March 31, 1998, SBAM and its worldwide investment advisory affiliates managed approximately $27 billion of assets.

Multi Sector Bond Fund

            Under the terms of its Investment Advisory Agreement, the Multi Sector Bond Fund pays to the Adviser a fee at the annual rate of 0.75% of the Fund's average daily net assets. For the period October 31, 1997 (commencement of operations) through December 31, 1997, the Adviser waived all advisory fees in the amount of $1,724.

            SBAM is the subadviser of the Fund. For the investment management services it provides to the Fund, SBAM receives an annual fee from the Adviser in the amount of 0.35% on assets up to $50 million, 0.30% on assets of $50 million and more but less than $200 million, 0.25% on assets of $200 million and more but less than $500 million, and 0.20% on assets of $500 million and more. These fees are calculated at an annual rate based upon the Fund's average daily net assets. For the period October 31, 1997 (commencement of operations) through December 31, 1997, the Adviser paid $805 in fees to the Subadviser.

            In connection with SBAM's service as investment manager to the Multi Sector Bond Fund, SBAM has entered into a subadvisory agreement with its London based affiliate Salomon Brothers Asset Management Limited ("SBAM Limited") pursuant to which SBAM has delegated to SBAM Limited responsibility for management of the Fund's investments in non dollar-denominated debt securities and currency transactions. SBAM Limited is compensated by SBAM at no additional expense to the Fund. Like SBAM, SBAM Limited is an indirect, wholly-owned subsidiary of Salomon Inc.

Small Cap Value Fund

            Under the terms of its Investment Advisory Agreement, the Small Cap Value Fund pays to the Adviser a fee at the annual rate of 0.90% of the Fund's average daily net assets. For the period October 31, 1997 (commencement of operations) through December 31, 1997, the Adviser waived all advisory fees in the amount of $2,029.

            The Dreyfus Corporation. For the investment management services it provides to the Small Cap Value Fund, Dreyfus receives an annual fee from the Adviser in an amount equal to 0.50% on assets up to $200 million and 0.45% on assets of $200 million and more. These fees are calculated at an annual rate based on each Fund's average daily net assets. Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of June 30, 1997, Dreyfus managed or administered approximately $87 billion in assets for approximately 1.7 million investor accounts nationwide. For the period October 31, 1997 (commencement of operations) through December 31, 1997, the Adviser paid $1,127 in fees to the Subadviser.

            Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc. AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed approximately $305 billion in assets as of March 31, 1997, including approximately $104 billion in mutual fund assets. As of March 31, 1997, various subsidiaries of Mellon provided non-investment services, such as custodial or administration services, for approximately $1.532 trillion in assets including approximately $60 billion in mutual fund assets.

Strategic Value Fund and Strategic Growth Fund

            Under the terms of the Investment Advisory Agreement, each of the Strategic Value Fund and Strategic Growth Fund pays to the Adviser a fee at the annual rate of 0.90% of that Fund's average daily net assets. For the period October 31, 1997 (commencement of operations) through December 31, 1997, the Adviser waived all advisory fees for the Strategic Value and Strategic Growth Fund in the amount of $1,715 and $1,645, respectively.

            The Adviser has selected Strong Capital Management, Inc. ("Strong") to be the Subadviser to the Strategic Value Fund and the Strategic Growth Fund. Strong has subcontracted with Schafer Capital Management, Inc. ("Schafer Capital") to subadviser the Strategic Value Fund. For the investment management services provided to each Fund, Strong receives an annual fee from the Adviser in an amount equal to 0.50% on assets of each Fund up to $500 million and 0.45% on assets of each Fund of $500 million and more. These fees are calculated at an annual rate based on each Fund's average daily net assets. Pursuant to its subcontract with Schafer Capital, Strong pays Schafer's subadvisory fees. For the period October 31, 1997 (commencement of operations) through December 31, 1997, the Adviser paid $953 and $914, respectively for the Strategic Value and Strategic Growth Funds, in fees to the Subadviser.

            Strong began conducting business in 1974. Since then, its principal business has been providing continuous investment supervision for individuals and institutional accounts, such as pension funds and profit-sharing plans. Strong also acts as investment advisor for each of the mutual funds within the Strong Family of Funds. As of February 28, 1998, Strong had over $29 billion under management. Strong's principal mailing address is P.O. Box 2936, Milwaukee, Wisconsin 53201. Mr. Richard S. Strong is the controlling shareholder of Strong.

            Schafer Capital's controlling person and sole shareholder is David
K. Schafer. Mr. Schafer has been in the investment management business for more than 25 years and founded Schafer Capital in 1981.


Fund Administration Services

            Under the terms of a Fund Administration Agreement, the Adviser also provides various administrative and accounting services, including daily valuation of each Fund's shares and preparation of financial statements, tax returns and regulatory reports. For these services, each Fund pays the Adviser an annual fee in the amount of 0.07% of the Fund's first $250 million of average daily net assets, 0.05% on the next $750 million and 0.04% on assets of more than $1 billion.


For the period October 31, 1997 (commencement of operations) through December 31, 1997, the Advisor waived all administration fees as follows:

            Fund                                   Administration Fees Waived
            ----                                   --------------------------
            Strategic Growth Fund                            $128

            Strategic Value Fund                              134

            Equity Income Fund                                147

            High Income Bond Fund                             645

            Balanced Fund                                     150

            Multi Sector Bond Fund                            161

            Small Cap Value Fund                              158

            Global Equity Fund                                616

            Select Advisers Mid Cap Growth Fund               358


Custodian

            The Fifth Third Bank ("Fifth Third"), 38 Fountain Square Plaza, Cincinnati, OH 45263, is the Custodian for the Funds and makes all receipts and disbursements under a Custodian Agreement. Pursuant to the Custodian Agreement, Fifth Third utilizes the services of the global custody network of State Street Bank and Trust for foreign custody of the Funds' assets. The Custodian performs no managerial or policy making functions for the Funds.

Transfer Agent and Dividend Disbursing Agent

            Nationwide Investors Services, Inc. (NIS) is the Transfer Agent and Dividend Disbursing Agent for the Funds. NIS is a wholly-owned subsidiary of Nationwide Advisory Services, Inc. For these services, NIS is paid a fee by each Fund at the annual rate of 0.01% of that Fund's average daily net assets. Management believes the charges for the services performed are comparable to fees charged by other companies performing similar services.


For the period October 31, 1997 (commencement of operations) through December 31, 1997, Nationwide Investor Services waived all transfer agent fees as follows:

            Fund                                 Transfer Agent Fees Waived
            ----                                 --------------------------
            Strategic Growth Fund                           $18

            Strategic Value Fund                             19

            Equity Income Fund                               21

            High Income Bond Fund                            92

            Balanced Fund                                    21

            Fund                                 Transfer Agent Fees Waived
            ----                                 --------------------------
            Multi Sector Bond Fund                          $23

            Small Cap Value Fund                             22

            Global Equity Fund                               88

            Select Advisers Mid Cap Growth Fund              51


Brokerage Allocations

            The Adviser (or a Subadviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the OTC markets, there is generally no commission, but the price includes a spread between the dealer's purchase and sale price which makes up the dealer's profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short term obligations and other debt obligations are normally traded on a "principal" rather than agency basis. This may be done through a dealer (e.g. securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer. A dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the obligation.

            The primary consideration in portfolio security transactions is "best price - best execution," i.e., execution at the most favorable prices and in the most effective manner possible. The Adviser or a Subadviser always attempts to achieve best price - best execution, and it has complete freedom as to the markets in and the broker-dealers through which it seeks this result. Subject to the requirement of seeking best execution, securities may be bought from or sold to broker-dealers who have furnished statistical, research, and other information or services to the Adviser or a Subadviser. In placing orders with such broker-dealers, the Adviser or a Subadviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to the Adviser or a Subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce the Adviser's or a Subadviser's normal research activities or expenses.

            Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of Contracts. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer's selection, nor is the selection of any broker-dealer based on the volume of shares sold.

            There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts served by affiliated companies of the Adviser or a Subadviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are effected only when the Adviser or a Subadviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

            The Trustees periodically review the Adviser's and each Subadviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds and review the commissions paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Funds.

            In purchasing and selling investments for the Funds, it is the policy of each of the Subadvisers to obtain best execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers, each Subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm; the broker-dealer's execution services, rendered on a continuing basis; and the reasonableness of any commissions.

            Each Subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services as defined in Section 28(e) of the Securities Exchange Act of 1934 which have been provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Any such research and other information provided by brokers to a Subadviser is considered to be in addition to and not in lieu of services required to be performed by the Subadviser under its subadvisory agreement with the Adviser. The fees to each of the Subadvisers pursuant to its subadvisory agreement with the Adviser is not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to a Subadviser in serving its other clients or clients of the Subadviser's affiliates. Subject to the policy of the Subadvisers to obtain best execution at the most favorable prices through responsible broker-dealers, a Subadviser also may consider the broker-dealer's sale of shares of any fund for which the Subadviser serves as investment adviser, subadviser or administrator.


The following table lists the amount of brokerage commissions (excluding directed brokerage) and the amount of transactions and related commissions paid to brokers providing research and other services to the subadvisers for the period October 31, 1997 (commencement of operations) through December 31, 1997:

                                                    Transactions Related to
                                                    -----------------------
                                                      Brokerage Services
                                                      ------------------

       Fund                             Commission   $ Amount   Commission
       ----                             ----------   --------   ----------
      Strategic Growth Fund               $2,117    $    0 -      $  0 -

      Strategic Value Fund                 2,664       - 0 -       - 0 -

      Equity Income Fund                   1,319     1,018,166       910

      High Income Bond Fund                - 0 -       - 0 -       - 0 -

      Balanced Fund                        1,038       315,101       420

      Multi Sector Bond Fund               - 0 -       - 0 -       - 0 -

      Small Cap Value Fund                 2,317         3,045        30

      Global Equity Fund                   8,058       - 0 -       - 0 -

      Select Advisers Mid Cap Fund         3,479       509,403       828

            Under the 1940 Act, "affiliated persons" of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, each Fund may purchase securities from underwriting syndicates of which a Subadviser or any of its affiliates as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

            The Balanced Fund and the Multi Sector Bond Fund contemplate that, consistent with the policy of obtaining best results, brokerage transactions by be conducted through "affiliated broker/dealers," as defined in the 1940 Act. Under the 1940 Act, commissions paid by a Fund to an "affiliated broker/dealer" in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Funds' policy that the commissions to be paid to an affiliated broker-dealer must, in its judgment, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker/dealer on comparable transactions for its most favored unaffiliated customers, except for accounts for which the affiliated broker/dealer acts as a clearing broker for another brokerage firm and customers of an affiliated broker/dealer considered by a majority of the independent trustees not to be comparable to the Fund. The Fund does not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

Purchases, Redemptions And Pricing Of Shares

            An insurance company purchases shares of the Funds at their net asset value using purchase payments received on Contracts issued by Accounts. These Accounts are funded by shares of the Funds. For certain of the Funds, shares may also be sold to affiliated Funds of Funds.

            All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

            The net asset value per share of the Funds is determined once daily, as of the close of regular trading on the New York Stock Exchange (generally 4 P.M. Eastern Time) on each business day the New York Stock Exchange is open for regular trading (and on such other days as the Board determines) and on any other day during which there is a sufficient degree of trading in each Fund's portfolio securities that the net asset value of the Fund is materially affected by changes in the value of portfolio securities. The Trust will not compute net asset value for the Funds on customary national business holidays, including the following: Christmas Day, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day and Thanksgiving Day. The net asset value per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding.


            The offering price for orders placed before the close of the New York Stock Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the net asset value at the close of regular trading on the Exchange. For orders placed after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon net asset value at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The net asset value of a share of each Fund on which offering and redemption prices are based is the net asset value of that Fund, divided by the number of shares outstanding, the result being adjusted to the nearer cent. The net asset value of each Fund is determined by subtracting the liabilities of the Fund from the value of its assets (chiefly composed of investment securities). Securities of the Funds listed on national exchanges are valued at the last sales price on the principal exchange, or if there is no sale on that day, the securities are valued at the prior day's closing prices as provided by an independent pricing organization. Securities traded in the over-the-counter market are valued at the last quoted sale price, or if there is no sale on that day, the quoted bid price as provided by an independent pricing organization. Other portfolio securities are valued at the quoted prices obtained from an independent pricing organization which employs a combination of methods, including among others, the obtaining and comparison of market valuations from dealers who make markets and deal in such securities and the comparison of valuations with those of other comparable securities in a matrix of such securities. The pricing service activities and results are reviewed by an officer of the Trust. Securities and other assets, for which such market prices are unavailable or for which an independent pricing organization does not provide a value or provides a value that does not represent fair value in the judgement of the Adviser, are valued at fair value in accordance with procedures authorized by the Trustees.


            The Accounts redeem shares to make benefit or surrender payments under the terms of its Contracts. Redemptions are processed on any day on which the Trust is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust's transfer agent, NIS.

            The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances:
(a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

Additional Information


            Description of Shares - The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue a number of different funds and currently has authorized 15 separate funds. Shares of each fund would participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

            Voting Rights - Shareholders are entitled to one vote for each share held. Shareholders may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Generally, amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding voting securities of the Trust. The Trustees may, however, amend the Declaration of Trust without the vote or consent of shareholders to:

            designate series of the Trust; or

            change the name of the Trust; or

            supply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Declaration of Trust to the requirements of applicable federal laws or regulations if they deem it necessary.

            Shares have no pre-emptive or conversion rights. Shares, when issued, are fully paid and nonassessable. In regard to termination, sale of assets, or change of investment restrictions, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. However, shares of all funds vote together, and not by fund, in the election of Trustees. If an issue must be approved by a majority as defined in the 1940 Act., a "majority of the outstanding voting securities" means the lesser of (i) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or
(ii) more than 50% of the outstanding shares. For the election of Trustees only a plurality is required.


            Shareholder Inquiries - All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the cover page of this Prospectus.

Tax Status

            Each Fund is treated as a separate entity for purpose of the regulated investment company provisions of the Internal Revenue Code (the "Code"), and, therefore, the assets, income, and distributions of each Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company.

            Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code. If it qualifies as a regulated investment company, a Fund will pay no federal income taxes on its taxable net investment income (that is, taxable income other than net realized capital gains) and its net realized capital gains that are distributed to shareholders. To qualify under Subchapter M, a Fund must, among other things: (I) distribute to its shareholders at least 90% of its taxable net investment income (for this purpose consisting of taxable net investment income and net realized short-term capital gains); (ii) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income (including, but not limited to, gains from options, futures, and forward contracts) derived with respect to its business of investing in securities, and (iii) diversify its holdings so that, at the end of each fiscal quarter of the Fund (a) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of the issuer, and
(b) not more than 25% of the market value of the Fund's assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are determined to be in the same or similar trades or businesses or related trades or businesses. In meeting these requirements, a Fund may be restricted in the selling of securities held by the Fund for less than three months and in the utilization of certain of the investment techniques described above and in the respective Fund's Prospectus. As a regulated investment company, a Fund will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 during such year, together with any undistributed, untaxed amounts of ordinary income and capital gains from the previous calendar year. The Funds expect to pay the dividends and make the distributions necessary to avoid the application of this excise tax.

            In addition, each Fund intends to comply with the diversification requirements of Section 817(h) of the Code related to the tax-deferred status of insurance company separate accounts. To comply with regulations under Section 817(h) of the code, each Fund will be required to diversify its investments so that on the last day of each calendar quarter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the United States Treasury and each U.S. Government instrumentality are treated as securities of separate issuers. The Treasury Department has indicated that it may issue future pronouncements addressing the circumstances in which a Policy owner's control of the investments of a separate account may cause the Policy owner, rather than the participating insurance company, to be treated as the owner of the assets held by the separate account. If the Policy owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the Policy owner's gross income. It is not known what standards will be set forth in such pronouncements or when, if at all, these pronouncements may be issued. In the event that rules or regulations are adopted, there can be no assurance that the Funds will be able to operate as currently described, or that the Trust will not have to change the investment goal or investment policies of a Fund. The Board of Trustees reserves the right to modify the investment policies of a Fund as necessary to prevent any such prospective rules and regulations from causing a Policy owner to be considered the owner of the shares of the Fund underlying the separate account.

Other Tax Consequences

            Foreign Transactions. Dividends and interest received by a Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Policy holders will bear the cost of foreign tax withholding in the form of increased expenses to the Fund but generally will not be able to claim a foreign tax credit or deduction for foreign taxes paid by the Fund by reason of the tax-deferred status of the policies.

            A Fund's transactions, if any, in foreign currencies, forward contracts, options and futures contracts (including options and forward contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses recognized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses and cause the Fund to be subject to hyper inflationary currency rules. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of its positions (i.e., treat them as if they were closed out) and
(b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. A Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment so that (I) neither the Fund nor its shareholders will be treated as receiving a materially greater amount of capital gains or distributions than actually realized or received, (ii) the Fund will be able to use substantially all of its losses for the fiscal years in which the losses actually occur, and (iii) the Fund will continue to qualify as a regulated investment company.

            Investment in Passive Foreign Investment Companies. If a Fund purchases shares in certain foreign entities classified under the Code as "passive foreign investment companies" ("PFICs"), such Fund may be subject to federal income tax on a portion of an "excess distribution" or gain from the disposition of the shares, even though the income may have to be distributed by the Fund to its shareholders, the Contracts. In addition, gain on the disposition of shares in a PFIC generally is treated as ordinary income even though the shares are capital assets in the hands of the Fund. Certain interest charges may be imposed on the Fund with respect to any taxes arising from excess distributions or gains on the disposition of shares in a PFIC.

            The Fund may be eligible to elect to include in its gross income its share of earnings of a PFIC on a current basis. Generally, the election would eliminate the interest charge and the ordinary income treatment on the disposition of stock, but such an election may have the effect of accelerating the recognition of income and gains by the Fund compared to a fund that did not make the election. In addition, information required to make such an election may not be available to the Fund.

            On April 1, 1992 proposed regulations of the Internal Revenue Service were published providing a mark-to-market election for shares in certain PFICs held by regulated investment companies. If the Fund is able to make the foregoing election in the first year in which it is permitted to do so, it may be able to avoid the interest charge (but not the ordinary income treatment) on disposition of the PFIC stock by each year marking-to-market the stock (that is, by treating it as if it were sold for fair market value on the last day of the year). Such an election could also result in acceleration of income to the Fund.

            Derivative Instruments. The use of derivatives strategies, such as purchasing and selling (writing) options and futures and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward currency contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income. However, income from the disposition of options and futures (other than those on foreign currencies) will be subject to a 30% limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures, and forward contracts on foreign currencies, that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to a 30% limitation if they are held for less than three months.

            If the Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) for the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the 30% limitation on the gross income that can be derived from the sale or other disposition of securities or derivative instruments that were held for less than three months. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund intends that, when it engages in hedging strategies, the hedging transactions will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all of the Fund's hedging transactions. To the extent this treatment is not available or is not elected by the Fund, it may be forced to defer the closing out of certain options, futures, or forward currency contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a regulated investment company.

Tax Consequences to Shareholders

            Since shareholders of the Funds will be the Accounts, no discussion is included herein as to the Federal income tax consequences at the level of the holders of the Contracts. For information concerning the Federal income tax consequences to such holders, see the Prospectuses for such Contracts.


Financial Statements

            The Report of Independent Auditors and Financial Statements of the Funds for the period ended December 31, 1997 are incorporated by reference to the Trust's Annual Report. Copies of the Annual Report are available without charge upon request by writing the Trust or by calling toll free 1 (800) 848-6331.

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APPENDIX A

                                  BOND RATINGS

                         STANDARD & POOR'S DEBT RATINGS

      A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

      The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

      The ratings are based, in varying degrees, on the following considerations:

      Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

      Nature of and provisions of the obligation.

      Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

      AAA - Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

      AA - Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

      A - Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB - Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

      Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      BB - Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

      B - Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

      CCC - Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

      CC - Debt rated 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

      C - Debt rated 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

      CI - The rating 'CI' is reserved for income bonds on which no interest is being paid.

      D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         MOODY'S LONG-TERM DEBT RATINGS

      Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

      A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

      Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length


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

of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


                 FITCH/IBCA INVESTORS SERVICE, INC. BOND RATINGS

      Fitch/IBCA investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

      The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

      Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

      Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

      Fitch ratings are not recommendations to buy, sell, or hold any security. ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

      Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated 'F-1+'.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ('BB' to 'C') represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ('DDD' to 'D') is an assessment of the ultimate recovery value through reorganization or liquidation.

      The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

      Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differences in the degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C     Bonds are in imminent default in payment of interest or principal.

DDD,  Bonds are in default on interest and/or principal payments. Such bonds are
DD    extremely speculative, and should be valued on the basis of their ultimate
&D recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery of these bonds, and 'D' represents the lowest potential for recovery.

                   DUFF & PHELPS, INC. LONG-TERM DEBT RATINGS

      These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

      Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

      The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary). Ratings of 'BBB-' and higher fall within the definition of investment grade securities, as defined by bank and insurance supervisory authorities.

Rating
Scale       Definition

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+         High credit quality. Protection factors are strong. Risk is modest,
AA          but may vary slightly from time to time because of economic
AA-         conditions.

A+          Protection factors are average but adequate. However, risk factors
A           are more variable and greater in periods of economic stress.
A-

BBB+        Below average protection factors but still considered sufficient for
BBB         prudent investment. Considerable variability in risk during economic
BBB-        cycles.

BB+         Below investment grade but deemed likely to meet obligations when
BB          due. Present or prospective financial protection factors fluctuate
BB-         according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+          Below investment grade and possessing risk that obligations will not
B           be met when due. Financial protection factors will fluctuate widely
B-          according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent Changes in the rating within this category or into a higher or lower rating grade.

CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP          Preferred stock with dividend arrearages.

                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

      A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

      Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated 'D' is in payment default. the 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period.

                         STANDARD & POOR'S NOTE RATINGS

      An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

      The following criteria will be used in making the assessment:

      - Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

      - Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

      Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3  Speculative capacity to pay principal and interest.

                           MOODY'S SHORT-TERM RATINGS

      Moody's short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

      Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

      Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      Issuers rated Not Prime do not fall within any of the prime rating categories.

                              MOODY'S NOTE RATINGS

MIG 1/VMIG 1      This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2      This designation denotes high quality. Margins of protection are ample although not
                  so large as in the preceding group.

MIG 3/VMIG 3      This designation denotes favorable quality. All security
                  elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4      This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.


                          FITCH/IBCA SHORT-TERM RATINGS

      Fitch/IBCA short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

      The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+'.

F-2 Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned 'F-1+' and 'F-1' ratings.

F-3 Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

B Speculative. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility, Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D Default. Issues assigned this rating are in actual or imminent payment default.


                      DUFF & PHELPS SHORT-TERM DEBT RATINGS

      Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

      Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

Rating Scale      Definition
------------      ----------

High Grade

D-1+ Highest certainty of timely payment. short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Good Grade

D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Satisfactory Grade

D-3 Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Non-investment Grade

D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

Default

D-5         Issuer failed to meet scheduled principal and/or interest payments.

                          THOMSON'S SHORT-TERM RATINGS

      The Thomson Short-Term Ratings apply, unless otherwise noted, to specific debt instruments of the rated entities with a maturity of one year or less. Thomson short-term ratings are intended to assess the likelihood of an untimely or incomplete payments of principal or interest.

      TBW-1 the highest category, indicates a very high likelihood that principal and interest will be paid on a timely basis.

      TBW-2 the second highest category, while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

      TBW-3 the lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

      TBW-4 the lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

                                     PART C

OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENT AND EXHIBITS

(a) Financial Statements:

(1) Financial statements and schedules included in the Prospectuses for the Funds (except the Income Fund) (Part A):

            Financial Highlights

(2)   Financial statements and schedules included in Part B:

            Those schedules required by Item 23 to be included in Part B have been incorporated therein by reference to the Prospectuses (Part A).

      (i) Audited Financials: Audited financial statements for the Funds (except the Income Fund) are hereby incorporated by reference to Form N-30D filed by Nationwide Separate Account Trust on March 6, 1998.

(b) Exhibits

      (1) Amended Declaration of Trust - previously filed with Post-Effective Amendment and hereby incorporated by reference.

      (2)   Bylaws as proposed to be amended

      (3)   Not applicable.

      (4)   Not applicable.

      (5)   (a)   Investment Advisory Agreement for the Total Return Fund,
                  Capital Appreciation Fund, Government Bond Fund and Money
                  Market Fund - previously filed with Post-Effective Amendment to the Registration Statement, and herein incorporated by reference.

            (b) Investment Advisory Agreement for the Small Company Fund. - previously filed with Post-Effective Amendment to the Registration Statement, and herein incorporated by reference.

            (c)   Subadvisory Agreements for the Small Company Fund.

                  (1) Subadvisory Agreement with The Dreyfus Corporation. - previously filed with Post-Effective Amendment to the Registration Statement, and herein incorporated by reference.

                  (2) Subadvisory Agreement with Neuberger & Berman L.P. previously filed with Post-Effective Amendment to the Registration Statement, and herein incorporated by reference.

                  (3) Subadvisory Agreement with Strong Capital Management, Inc.
                  - previously filed with Post-Effective Amendment to the Registration Statement, and herein incorporated by reference.

                  (4) Subadvisory Agreement with Van Eck Associates Corporation and Pictet International Management Limited.
                        - previously filed with Post-Effective Amendment to the Registration Statement, and herein incorporated by reference.

                  (5) Subadvisory Agreement with Warburg, Pincus Counsellors, Inc. - previously filed with Post-Effective Amendment to the Registration Statement, and herein incorporated by reference.

            (d) Investment Advisory Agreement for Income Fund - previously filed with Post-Effective Amendment to the Registration Statement, and herein incorporated by reference.

            (e)   Subadvisory Agreements for the Income Fund

                  (1) Subadvisory Agreement with NCM Capital Management Group, Inc. - previously filed with Post-Effective Amendment to the Registration Statement, and herein incorporated by reference.

                  (2) Subadvisory Agreement with Smith Graham & Co. Asset Managers, L.P. - previously filed with Post-Effective Amendment to the Registration Statement, and herein incorporated by reference.

            (f) Proposed Investment Advisory Agreement for Strategic Growth Fund, Strategic Value Fund, Equity Income Fund, High Income Bond Fund, Balanced Fund, Multi Sector Bond Fund, Small Cap Value Fund, Global Equity Fund, Select Advisors Mid Cap Fund (the "Subadvised Funds") - previously filed with Post-Effective Amendment to the Registration Statement, and herein incorporated by reference

            (g)   Subadvisory Agreements for the Subadvised Funds.

                  (1) Subadvisory Agreement with Salomon Brothers Asset Management, Inc. for the Balanced Fund and Multi Sector Bond Fund

                  (2) Subadvisory Agreement with Strong Capital Management, Inc. for the Strategic Growth Fund and Strategic Value Fund

                  (3) Subadvisory Agreement with Federated Investment Counseling for the Equity Income Fund and High Income Bond Fund

                  (4) Subadvisory Agreement with The Dreyfus Corporation for the Small Cap Value Fund

                  (5) Subadvisory Agreement with J.P. Morgan Investment Management Inc. for the Global Equity Fund

                  (6) Subadvisory Agreement with First Pacific Advisors, Inc. for the Select Advisers Mid Cap Fund

                  (7) Subadvisory Agreement with Pilgrim Baxter & Associates for the Select Advisers Mid Cap Fund

                  (8) Subadvisory Agreement with Rice, Hall, James & Associates for the Select Advisers Mid Cap Fund

      (6)   Not Applicable

      (7)   Not applicable.

      (8) Custody Agreement - previously filed with Registration Statement and Post-Effective Amendment, and herein incorporated by reference.

      (9)   (a)   Fund Administration Agreement for the Total Return Fund,
                  Capital Appreciation Fund, Government Bond Fund and Money
                  Market Fund - previously filed with Post-Effective Amendment to the Registration Statement and herein incorporated by reference.

            (b) Fund Administration Agreement for the Income Fund- previously filed with Post-Effective Amendment to the Registration Statement and herein incorporated by reference.

            (c) Proposed Fund Administration Agreement for the Subadvised Funds - previously filed with Post-Effective Amendment to the Registration Statement and herein incorporated by reference.

      (10) Opinion and consent of counsel. Previously filed with Post-Effective Amendment to the Registration Statement, and herein incorporated by reference.

      (11)  Auditor's Consent

      (12)  Not applicable.

      (13)  Not applicable.

      (14)  Not applicable.

      (15)  Not applicable.

      (16) Performance Quotation Computation Schedule-previously filed with a Post-Effective Amendment, and herein incorporated by reference.

      (17)  Financial Data Schedules

      (18)  Not applicable.

Item 25. Persons Controlled by or Under Common Control with Registrant

      No person is presently controlled by or under common control with Registrant.

Item 26. Number of Holders of Securities

                                              Number of Record Holders
            Title of Class                    as of March 31, 1998
            ------------------------------------------------------
            Total Return Fund                          2
            Government Bond Fund                       2
            Money Market Fund                          2
            Capital Appreciation Fund                  2
            Small Company Fund                         2
            Income Fund                                2
            Strategic Growth Fund                      2
            Strategic Value Fund                       2
            Equity Income Fund                         2
            High Income Bond Fund                      2
            Balanced Fund                              2
            Multi Sector Bond Fund                     2
            Small Cap Value Fund                       2
            Global Equity Fund                         2
            Select Advisors Mid Cap Equity Fund        2

Item 27. Indemnification

      Indemnification provisions for officers, directors and employees of Registrant are set forth in Article X, Section 2 of the Declaration of Trust. See Item 24(b)1 above.

Item 28. Business and Other Connections of Investment Adviser

      (a) Nationwide Advisory Services, Inc. (NAS), the investment adviser of the Trust, also serves as investment adviser to the Nationwide Investing Foundation, Nationwide Investing Foundation II, Nationwide Investing Foundation III, Nationwide Separate Account Trust, Financial Horizons Investment Trust, and Nationwide Asset Allocation Trust and serves as general distributor to the Nationwide Multi-Flex Variable Account, Nationwide Variable Account-II, Nationwide Variable Account-5, Nationwide Variable Account-8, Nationwide Variable Account-9, Nationwide DC Variable Account, Nationwide DCVA II, Nationwide VA Separate Account-A, Nationwide VA Separate Account-C, NACo Variable Account, Nationwide VLI Separate Account-2, Nationwide VLI Separate Account-3, Nationwide VL Separate Account-A, Nationwide VL Separate Account-B, Nationwide VA Separate Account-B and Nationwide Variable Account, separate accounts of Nationwide Life Insurance Company, or its subsidiary Nationwide Life and Annuity Insurance Company, registered as unit investment trusts under the Investment Company Act of 1940.

            Joseph J. Gasper  Director and President and Chief Operating Officer
                              Nationwide Life Insurance Company
                              Nationwide Life and Annuity Insurance Company Nationwide Financial Services, Inc.

                              Director and Chairman of the Board
                              Nationwide Investment Services Corporation

                              Director and Vice Chairman
                              Nationwide Financial Institution Distributors
                                Agency, Inc.
                              Nationwide Global Holdings, Inc.
                              NEA Valuebuilder Investor Services, Inc.
                              NEA Valuebuilder Investor Services of Arizona,
                                Inc.
                              Public Employees Benefit Services Corporation

                              Director and President
                              Nationwide Advisory Services, Inc.
                              Nationwide Investor Services, Inc.

                              Director
                              Affiliate Agency, Inc.
                              Affiliate Agency of Ohio, Inc.
                              Financial Horizons Distributors Agency of Alabama,
                                 Inc.
                              Financial Horizons Distributors Agency of Ohio,
                                Inc.
                              Financial Horizons Distributors Agency of
                                Oklahoma, Inc.
                              Financial Horizons Securities Corporation
                              Landmark Financial Services of New York, Inc. Nationwide Indemnity Company

                              Trustee and Chairman
                              Nationwide Asset Allocation Trust

                              Trustee and President
                              Nationwide Insurance Golf Charities, Inc.

            Dennis W. Click   Vice President and Secretary
                              Nationwide Mutual Insurance Company
                              Nationwide Mutual Fire Insurance Company
                              Nationwide Life Insurance Company
                              Nationwide General Insurance Company
                              Nationwide Property and Casualty Insurance Company
                              Nationwide Life and Annuity Insurance Company
                              Nationwide Financial Services, Inc.
                              Nationwide Insurance Enterprise Services, Ltd.
                              Nationwide Properties, Ltd.
                              Nationwide Realty Investors, Ltd.
                              NEA Valuebuilder Investor Services, Inc.
                              NEA Valuebuilder Investor Services of Arizona,
                                Inc.
                              Nationwide Financial Institution Distributors
                                Agency, Inc.
                              Colonial County Mutual Insurance Company
                              California Cash Management Company
                              Colonial Insurance Company of Wisconsin
                              Gates, McDonald & Company
                              GatesMcDonald Health Plus Inc.
                              Nationwide Global Holdings, Inc.
                              Nationwide Cash Management Company
                              Nationwide Indemnity Company
                              Nationwide Community Urban Redevelopment
                                Corporation
                              Gates, McDonald & Company of Nevada
                              Gates, McDonald & Company of New York, Inc.
                              Farmland Mutual Insurance Company
                              Lone Star General Agency, Inc.
                              Nationwide Agribusiness Insurance Company
                              Employers Insurance of Wausau A Mutual Company
                              Nationwide Advisory Services, Inc.
                              Nationwide Investor Services, Inc.
                              Nationwide Corporation
                              Nationwide Insurance Enterprise Foundation
                              Nationwide Investment Services Corporation
                              Scottsdale Indemnity Company
                              Scottsdale Insurance Company
                              Scottsdale Surplus Lines Insurance Company
                              Wausau Underwriters Insurance Company
                              Wausau Service Corporation
                              Wausau Business Insurance Company
                              Wausau General Insurance Company
                              Affiliate Agency, Inc.
                              Affiliate Agency of Ohio, Inc.
                              Financial Horizons Distributors Agency of
                                Alabama, Inc.
                              Financial Horizons Distributors Agency of
                                Ohio, Inc.
                              Financial Horizons Distributors Agency of
                                Oklahoma, Inc.
                              Financial Horizons Securities Corporation
                              Landmark Financial Services of New York, Inc.
                              NEA Valuebuilder Investor Services of
                                Alabama, Inc.
                              NEA Valuebuilder Investor Services of
                                Montana, Inc.
                              NEA Valuebuilder Investor Services of Nevada, Inc.
                              NEA Valuebuilder Investor Services of Ohio, Inc.

                              NEA Valuebuilder Investor Services of
                                Oklahoma, Inc.
                              NEA Valuebuilder Investor Services of
                                Wyoming, Inc.
                              Nationwide Agency, Inc.
                              Nationwide Health Plans, Inc.
                              Nationwide Management Systems, Inc.
                              MRM Investments, Inc.
                              NWE, Inc.
                              TIG Countrywide Insurance Company

                              Assistant Secretary
                              Pension Associations of Wausau, Inc.
                              Companies Agency, Inc.
                              Companies Agency of Alabama, Inc.
                              Companies Agency Insurance Services of California Companies Agency of Georgia Inc.
                              Companies Agency of Idaho, Inc.
                              Companies Agency of Kentucky, Inc.
                              Companies Agency of New York, Inc.
                              Companies Agency of Pennsylvania, Inc.
                              Companies Agency of Phoenix, Inc.
                              Countrywide Services Corporation
                              Key Health Plan, Inc.
                              Wausau (Bermuda) Ltd.
                              Wausau International Underwriters

                              Vice President and Assistant Secretary
                              National Casualty Company

                              Secretary
                              The Beak and Wire Corporation

                              Clerk
                              NEA Valuebuilder Services Insurance Agency, Inc.

                              Assistant Clerk
                              Companies Agency of Massachusetts, Inc.

           Dimon R. McFerson  Chairman and Chief Executive Officer-Nationwide
                                Insurance Enterprise and Director
                              Nationwide Mutual Insurance Company
                              Nationwide Mutual Fire Insurance Company
                              Nationwide General Insurance Company
                              Nationwide Property and Casualty Insurance Company Nationwide Life Insurance Company
                              Nationwide Life and Annuity Insurance Company Colonial Insurance Company of Wisconsin
                              Farmland Mutual Insurance Company
                              Nationwide Agribusiness Insurance Company
                              National Casualty Company
                              Nationwide Financial Services, Inc.
                              Nationwide Global Holdings, Inc.
                              Nationwide Indemnity Company
                              Nationwide Investment Services Corporation
                              California Cash Management Company

                              Nationwide Cash Management Company
                              Employers Insurance of Wausau A Mutual Company Scottsdale Indemnity Company
                              Scottsdale Insurance Company
                              Scottsdale Surplus Lines Insurance Company
                              Wausau Service Corporation
                              Wausau General Insurance Company
                              Wausau Business Insurance Company
                              Wausau Underwriters Insurance Company

                              Chairman and Chief Executive Officer - Nationwide
                                Insurance Enterprise, President and Director
                              Nationwide Corporation

                              Chairman of the Board, Chairman and Chief
                                Executive Officer-Nationwide Insurance
                                Enterprise and Director
                              American Marine Underwriters, Inc.
                              Gates, McDonald and Company
                              GatesMcDonald Health Plus, Inc.
                              Nationwide Investor Services, Inc.
                              Public Employees Benefit Services Corporation Companies Agency, Inc.
                              Companies Agency of Alabama, Inc.
                              Companies Agency Insurance Services of California Companies Agency of Georgia, Inc.
                              Companies Agency of Idaho, Inc.
                              Companies Agency of Kentucky, Inc.
                              Companies Agency of Massachusetts, Inc.
                              Companies Agency of New York, Inc.
                              Companies Agency of Pennsylvania, Inc.
                              Companies Agency of Phoenix, Inc.
                              Countrywide Services Corporation
                              Employers Life Insurance Company of Wausau
                              Nationwide Advisory Services, Inc.
                              Nationwide Financial Institution Distributors
                                Agency, Inc.
                              Nationwide Insurance Enterprise Services, Ltd. TIG Countrywide Insurance Company
                              Wausau International Underwriters
                              Wausau Preferred Health Insurance Company

                              Trustee and Chairman
                              Financial Horizons Investment Trust
                              Nationwide Investing Foundation
                              Nationwide Investing Foundation II
                              Nationwide Separate Account Trust
                              Nationwide Investing Foundation III

                              Chairman of the Board
                              Nationwide Insurance Golf Charities, Inc.

                              Chairman of the Board and Director
                              Lone Star General Agency, Inc.
                              Nationwide Community Urban Redevelopment
                                Corporation
                              NEA Valuebuilder Investor Services, Inc.

                              NEA Valuebuilder Investor Services of
                                Arizona, Inc.
                              Colonial County Mutual Insurance Company

                              Director
                              Gates, McDonald & Company of Nevada
                              Gates, McDonald & Company of New York

                              Chairman of the Board, Chairman and Chief
                                Executive Officer-Nationwide Insurance
                                Enterprise and Trustee
                              Nationwide Insurance Enterprise Foundation

                              Member-Board of Managers, Chairman of the Board,
                                Chairman and Chief Executive Insurance
                                Enterprise
                              Nationwide Properties, Ltd.
                              Nationwide Realty Investors, Ltd.

            Robert A. Oakley  Executive Vice President-Chief Financial Officer
                              Nationwide Mutual Insurance Company
                              Nationwide Mutual Fire Insurance Company
                              Nationwide General Insurance Company
                              Nationwide Property and Casualty Insurance Company Nationwide Life Insurance Company
                              Nationwide Life and Annuity Insurance Company American Marine Underwriters, Inc.
                              Companies Agency, Inc.
                              Companies Agency of Alabama, Inc.
                              Companies Agency of Georgia, Inc.
                              Companies Agency of Idaho, Inc.
                              Companies Agency of Kentucky, Inc.
                              Companies Agency of Massachusetts, Inc.
                              Companies Agency of New York, Inc.
                              Companies Agency of Pennsylvania, Inc.
                              Companies Agency of Phoenix, Inc.
                              Countrywide Services Corporation
                              Employers Life Insurance Company of Wausau
                              National Casualty Company
                              National Premium and Benefit
                                Administration Company
                              The Beak and Wire Corporation
                              Employers Insurance of Wausau A Mutual Company Farmland Mutual Insurance Company
                              Nationwide Financial Institution Distributors
                                Agency, Inc.
                              Lone Star General Agency, Inc.
                              Nationwide Agribusiness Insurance Company
                              Nationwide Corporation
                              Nationwide Financial Services, Inc.
                              Nationwide Investment Services Corporation
                              Nationwide Investor Services, Inc.
                              Nationwide Insurance Enterprise Foundation
                              Nationwide Properties, Ltd.
                              Nationwide Realty Investors, Ltd.
                              NEA Valuebuilder Investor Services, Inc.
                              NEA Valuebuilder Investor Services of
                                Arizona, Inc.

                              Colonial County Mutual Insurance Company
                              Pension Associates of Wausau, Inc.
                              Public Employees Benefit Services Corporation Scottsdale Indemnity Company
                              Scottsdale Insurance Company
                              Scottsdale Surplus Lines Insurance Company
                              Wausau Business Insurance Company
                              Wausau General Insurance Company
                              Wausau Preferred Health Insurance Company
                              Wausau Service Corporation
                              Wausau Underwriters Insurance Company

                              Director, Chairman of the Board
                              Neckura Holding Company
                              Neckura Insurance Company
                              Neckura Life Insurance Company

                              Executive Vice President-Chief Financial Officer
                                and Director
                              California Cash Management Company
                              Colonial Insurance Company of Wisconsin
                              Nationwide Cash Management Company
                              Nationwide Community Urban Redevelopment
                                Corporation
                              Nationwide Global Holdings, Inc.
                              Nationwide Insurance Enterprise Services, Ltd. MRM Investments, Inc.
                              Nationwide Advisory Services, Inc.
                              Nationwide Indemnity Company
                              TIG Countrywide Insurance Company

                              Executive Vice President
                              Companies Agency Insurance Services of California Wausau International Underwriters

                              Director and Vice Chairman
                              Leben Direkt Insurance Company
                              Neckura General Insurance Company
                              Auto Direkt Insurance Company

                              Director
                              NWE, Inc..
                              Gates, McDonald & Company
                              GatesMcDonald Health Plus Inc.

            Susan A. Wolken   Senior Vice President-Life Company Operations
                              Nationwide Mutual Insurance Company
                              Nationwide Mutual Fire Insurance Company
                              Nationwide Property and Casualty Insurance Company
                              Nationwide Life Insurance Company
                              Nationwide Life and Annuity Insurance Company

                              Director
                              Affiliate Agency, Inc.
                              Affiliate Agency of Ohio, Inc.

                              Financial Horizons Distributors Agency of
                                Alabama, Inc.
                              Financial Horizons Distributors Agency of
                                Ohio, Inc.
                              Financial Horizons Distributors Agency of
                                Oklahoma, Inc.
                              Financial Horizons Securities Corporation
                              Landmark Financial Services of New York, Inc. Nationwide Investment Services Corporation
                              NEA Valuebuilder Investor Services of
                                Alabama, Inc.
                              NEA Valuebuilder Investor Services of
                                Arizona, Inc.
                              NEA Valuebuilder Investor Services of
                                Montana, Inc.
                              NEA Valuebuilder Investor Services of Nevada, Inc. NEA Valuebuilder Investor Services of Ohio, Inc. NEA Valuebuilder Investor Services of
                                Oklahoma, Inc.
                              NEA Valuebuilder Investor Services of
                                Wyoming, Inc.
                              NEA Valuebuilder Services Insurance Agency, Inc. PEBSCO of Massachusetts Insurance Agency, Inc. Public Employees Benefit Services Corporation of
                                Alabama
                              Public Employees Benefit Services Corporation of
                                Arkansas
                              Public Employees Benefit Services Corporation of
                                Montana
                              Public Employees Benefit Services Corporation of
                                New Mexico

            Robert J.
            Woodward, Jr.     Executive Vice President-Chief Investment Officer
                              Nationwide Mutual Insurance Company
                              Nationwide Mutual Fire Insurance Company
                              Nationwide General Insurance Company
                              Nationwide Property and Casualty Insurance Company
                              Nationwide Life Insurance Company
                              Nationwide Life and Annuity Insurance Company
                              Colonial County Mutual Insurance Company
                              Colonial Insurance Company of Wisconsin
                              Employers Insurance of Wausau A Mutual Company
                              Employers Life Insurance Company of Wausau
                              Farmland Mutual Insurance Company
                              Gates, McDonald & Company
                              GatesMcDonald Health Plus, Inc.
                              Lone Star General Agency, Inc.
                              National Casualty Company
                              Nationwide Financial Services, Inc.
                              Nationwide Agribusiness Insurance Company
                              Nationwide Corporation
                              Nationwide Insurance Enterprise Foundation
                              Nationwide Insurance Enterprise Services, Ltd.
                              Nationwide Investment Services Corporation
                              Pension Associates of Wausau, Inc.
                              Public Employees Benefit Services Corporation
                              Scottsdale Indemnity Company
                              Scottsdale Insurance Company
                              Scottsdale Surplus Lines Insurance Company
                              Wausau Business Insurance Company
                              Wausau General Insurance Company
                              Wausau Preferred Health Insurance Company
                              Wausau Service Corporation
                              Wausau Underwriters Insurance Company

                              Director
                              Nationwide Global Holdings, Inc.
                              Nationwide Investors Services, Inc.

                              Member-Board of Managers and Vice Chairman
                              Nationwide Properties, Ltd.
                              Nationwide Realty Investors, Ltd.

                              Director and President
                              California Cash Management Company
                              MRM Investments, Inc.
                              Nationwide Cash Management Company
                              Nationwide Community Urban Redevelopment
                                Corporation NWE, Inc.

                              Director, Executive Vice President-Chief
                                Investment Officer
                              Nationwide Indemnity Company
                              Nationwide Advisory Services, Inc.
                              TIG Countrywide Insurance Company

                              Trustee and Vice Chairman
                              Nationwide Asset Allocation Trust

           James F.
           Laird, Jr.         Vice President and General Manager and Acting
                                Treasurer
                              Nationwide Advisory Services, Inc.

                              Vice President and General Manager and Acting
                                Treasurer and Director
                              Nationwide Investors Services, Inc.

                              Treasurer
                              Nationwide Investing Foundation
                              Nationwide Separate Account Trust
                              Nationwide Investing Foundation II
                              Financial Horizons Investment Trust
                              Nationwide Asset Allocation Trust
                              Nationwide Investing Foundation III

           Christopher A.
           Cray               Treasurer
                              Nationwide Advisory Services, Inc.
                              Nationwide Investors Services, Inc.

                              Assistant Treasurer
                              Nationwide Investing Foundation
                              Nationwide Separate Account Trust
                              Nationwide Investing Foundation II
                              Nationwide Investing Foundation III
                              Financial Horizons Investment Trust
                              Nationwide Asset Allocation Trust

           David E. Simaitis  Secretary
                              Nationwide Horizons Investment Trust
                              Nationwide Investing Foundation
                              Nationwide Investing Foundation II

                              Nationwide Investing Foundation III

                              Assistant Secretary
                              Nationwide Advisory Services, Inc.
                              Nationwide Investors Services, Inc.
                              Nationwide Separate Account Trust

            Elizabeth A.
            Davin             Secretary
                              Nationwide Asset Allocation Trust
                              Nationwide Separate Account Trust

                              Assistant Secretary
                              Nationwide Advisory Services, Inc.
                              Nationwide Horizons Investment Trust
                              Nationwide Investing Foundation
                              Nationwide Investing Foundation II
                              Nationwide Investing Foundation III
                              Nationwide Investors Services, Inc.

            W. Sidney Druen   Senior Vice President and General Counsel and
                                Assistant Secretary
                              Nationwide Mutual Insurance Company
                              Nationwide Mutual Fire Insurance Company
                              Nationwide General Insurance Company
                              Nationwide Property and Casualty Insurance Company
                              Nationwide Life Insurance Company
                              Nationwide Life and Annuity Insurance Company
                              Nationwide Advisory Services, Inc.
                              Nationwide Global Holdings, Inc.
                              Nationwide Investors Services, Inc.
                              Employers Insurance of Wausau A Mutual Company
                              Employers Life Insurance Company of Wausau
                              Wausau Business Insurance Company
                              Wausau General Insurance Company
                              Wausau Underwriters Insurance Company
                              Wausau Preferred Health Insurance Company
                              Wausau Service Corporation

                              Senior Vice President and General Counsel
                              Affiliate Agency, Inc.
                              Affiliate Agency of Ohio, Inc.
                              American Marine Underwriters, Inc.
                              The Beak and Wire Corporation
                              California Cash Management Company
                              Colonial County Mutual Insurance Company
                              Colonial Insurance Company of California
                              Farmland Mutual Insurance Company
                              Nationwide Agribusiness Insurance Company
                              Nationwide Financial Services, Inc.
                              Nationwide Financial Institution Distributors
                                Agency, Inc.
                              Financial Horizons Distributors Agency of
                                Alabama, Inc.
                              Financial Horizons Distributors Agency of
                                Ohio, Inc.
                              Financial Horizons Distributors Agency of
                                Oklahoma, Inc.
                              Financial Horizons Securities Corporation
                              Gates, McDonald & Company

                              Gates, McDonald & Company of Nevada
                              Gates, McDonald & Company of New York, Inc.
                              GatesMcDonald Health Plus, Inc.
                              Landmark Financial Services of New York, Inc. National Casualty Company
                              Nationwide Cash Management Company
                              Nationwide Corporation
                              Nationwide Insurance Enterprise Services, Ltd. Nationwide Investment Services Corporation Companies Agency, Inc.
                              Companies Agency Insurance Services of California Companies Agency of Alabama, Inc.
                              Companies of Georgia, Inc.
                              Companies Agency of Idaho, Inc.
                              Companies Agency of Kentucky, Inc.
                              Companies Agency of Massachusetts, Inc.
                              Companies Agency of New York, Inc.
                              Companies Agency of Pennsylvania, Inc.
                              Companies Agency of Phoenix, Inc.
                              Countrywide Services Corporation
                              Lone Star General Agency Inc.
                              Nationwide Insurance Enterprise Foundation
                              Nationwide Properties, Ltd.
                              Nationwide Realty Investors, Ltd.
                              NEA Valuebuilder Investor Services, Inc.
                              NEA Valuebuilder Investor Services of
                                Alabama, Inc.
                              NEA Valuebuilder Investor Services of
                                Arizona, Inc.
                              NEA Valuebuilder Investor Services of
                                Montana, Inc.
                              NEA Valuebuilder Investor Services of Nevada, Inc. NEA Valuebuilder Investor Services of Ohio, Inc. NEA Valuebuilder Investor Services of
                                Oklahoma, Inc.
                              NEA Valuebuilder Investor Services of
                                Wyoming, Inc.
                              NEA Valuebuilder Services Insurance Agency, Inc. PEBSCO of Massachusetts Insurance Agency, Inc. Pension Associates of Wausau, Inc.
                              Public Employees Benefit Services Corporation Public Employees Benefit Services Corporation of
                                Alabama
                              Public Employees Benefit Services Corporation of
                                Arkansas
                              Public Employees Benefit Services Corporation of
                                Montana
                              Public Employees Benefit Services Corporation of
                                New Mexico
                              Scottsdale Indemnity Company
                              Scottsdale Insurance Company
                              Scottsdale Surplus Lines insurance Company
                              Wausau International Underwriters

                              Senior Vice President and General Counsel and
                                Director
                              Nationwide Community Urban Redevelopment
                                Corporation
                              Nationwide Indemnity Company
                              MRM Investments, Inc.
                              NEW, Inc.
                              TIG Countrywide Insurance Company

                              Assistant Secretary
                              Key Health Plan, Inc.

                              General Counsel
                              Nationwide Insurance Golf Charities, Inc.

           Patricia J. Smith  Assistant Secretary
                              Nationwide Advisory Services, Inc.
                              Nationwide Horizons Investment Trust
                              Nationwide Investing Foundation
                              Nationwide Investing Foundation II
                              Nationwide Investing Foundation III
                              Nationwide Investors Services, Inc.
                              Nationwide Separate Account Trust

            Peter J.
            Neckermann        Vice President - Economic and Investment Services
                              Nationwide Mutual Insurance Company
                              Nationwide Mutual Fire Insurance Company
                              Nationwide General Insurance Company
                              Nationwide Property and Casualty Insurance Company
                              Nationwide Life Insurance Company
                              Nationwide Life and Annuity Insurance Company
                              Nationwide Indemnity Company

                              Vice President
                              Nationwide Advisory Services, Inc.

                              Director
                              Leben Direkt Insurance Company
                              Nationwide Investors Services, Inc.
                              Neckura Holding Company

                              Assistant Treasurer
                              Financial Horizons Investment Trust
                              National Casualty Company
                              National Premium and Benefit Administration
                                Company
                              Nationwide Investing Foundation
                              Nationwide Investing Foundation II
                              Nationwide Investing Foundation III
                              Nationwide Separate Account Trust
                              Nationwide Asset Allocation Trust

            Edwin P.
            McCausland, Jr.   Senior Vice President-Fixed Income Securities
                              Nationwide Mutual Insurance Company
                              Nationwide Mutual Fire Insurance Company
                              Nationwide General Insurance Company
                              Nationwide Property and Casualty Insurance Company
                              Nationwide Life Insurance Company
                              Nationwide Life and Annuity Insurance Company
                              Nationwide Advisory Services, Inc.
                              California Cash Management Company
                              Colonial Insurance Company of Wisconsin
                              Nationwide Cash Management Company
                              Nationwide Indemnity Company
                              Nationwide Insurance Enterprise Foundation

                              Vice President-Fixed Income Securities
                              Employers Insurance of Wausau A Mutual Company Employers Life Insurance Company of Wausau Farmland Mutual Insurance Company
                              Gates, McDonald & Company
                              GatesMcDonald Health Plus, Inc.
                              National Casualty Company
                              Nationwide Agribusiness Insurance Company
                              Scottsdale Indemnity Company
                              Scottsdale Insurance Company
`                             Scottsdale Surplus Lines Insurance Company
                              TIG Countrywide Insurance Company
                              Wausau Business Insurance Company
                              Wausau General Insurance Company
                              Wausau Preferred Health Insurance Company
                              Wausau Service Corporation
                              Wausau Underwriters Insurance Company

                              Assistant Treasurer
                              Financial Horizons Investment Trust
                              Nationwide Asset Allocation Trust
                              Nationwide Investing Foundation
                              Nationwide Investing Foundation II
                              Nationwide Investing Foundation III
                              Nationwide Separate Account Trust

            Joseph P. Rath    Vice President-Product and Market Compliance
                              Nationwide Mutual Insurance Company
                              Nationwide Mutual Fire Insurance Company
                              Nationwide Property and Casualty Insurance Company
                              Nationwide Life Insurance Company
                              Nationwide Life and Annuity Insurance Company

                              Vice President-Compliance
                              Nationwide Advisory Services, Inc.
                              Nationwide Investment Services Corporation

                              Vice President-Chief Compliance Officer
                              Nationwide Financial Services, Inc.

            William G.        Vice President
            Goslee            Nationwide Advisory Services, Inc.

Except as otherwise noted, the principal business address of any company with which any person specified above is connected in the capacity of director, officer, employee, partner or trustee is One Nationwide Plaza, Columbus, Ohio 43215, except for the following companies:

      Farmland Mutual Insurance Company
      Nationwide Agribusiness Insurance Company
      1963 Bell Avenue

      Des Moines, Iowa 50315-1000

      Colonial Insurance Company of Wisconsin
      5525 Park Center Circle
      Dublin, Ohio 43017

      Employers Insurance of Wausau A Mutual Company
      2000 Westwood Drive
      Wausau, Wisconsin 54401-7881

      Scottsdale Insurance Company
      P.O. Box 4110
      Scottsdale, Arizona 85261-4110

      National Casualty Company
      P.O. Box 4110
      Scottsdale, Arizona 85261-4110

      Lone Star General Agency, Inc.
      P.O. Box 14700
      Austin, Texas 78761

      Auto Direkt Insurance Company
      Columbus Insurance Brokerage and Service, GMBH
      Leben Direkt Insurance Company
      Neckura General Insurance Company
      Neckura Holding Company
      Neckura Insurance Company
      Neckura Life Insurance Company
      John E. Fisher Str. 1
      61440 Oberursel/Ts.
      Germany

      Public Employees Benefit Services Corporation
      Two Nationwide Plaza
      Columbus, Ohio 43215

      Nationwide Advisory Services, Inc.
      Nationwide Investors Services, Inc.
      Three Nationwide Plaza
      Columbus, Ohio 43215

(b)   Information for the Subadvisers of the Small Company Fund

      (1)   The Dreyfus Corporation

            The Dreyfus Corporation ("Dreyfus") acts as subadvisor to the Smaal Comapny Fund and the Small Cap Value Fund and as adviser or subadviser to a number of other registered investment companies. The list required by this Item 28 of officers and directors of Dreyfus, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Dreyfus (SEC File No. 801-8147).

      (2)   Neuberger & Berman L.L.C.

            Neuberger & Berman, L.L.C. ("Neuberger & Berman") acts as subadviser to the Small Company Fund of the Registrant and investment adviser or subadviser to a number of other registered investment companies. The list required by this Item 28 of officers and directors of Neuberger & Berman, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Neuberger & Berman (SEC File No. 801-3908).

      (3)   Strong Capital Management, Inc.

            Strong Capital Management, Inc. ("SCM"), acts as subadviser to the Small Company Fund, the Strategic Growth Fund and the Strategic Value Fund. SCM began conducting business in 1974, provides continuous investment supervision for individuals and institutional accounts, such as pension funds and profit-sharing plans. SCM also acts as investment adviser for each of the mutual funds within the Strong Family of Funds, as well as acting as dividend-disbursing agent and transfer agent for the Strong Family of Funds.

            Officers and Directors of SCM       Other Business

            Richard S. Strong                   Chairman and Director:
            Chairman, Director and              Strong Holdings, Inc.
            Chief Investment Officer            Strong Funds Distributors, Inc.
                                                Heritage Reserve Development
                                                  Corporation
                                                Strong Family of Funds
                                                Fussville Development L.L.C.
                                                Fussville Real Estate Holding
                                                  L.L.C.
                                                Sherwood Development L.L.C.
                                                Strong Service Corporation

                                                President, Treasurer and
                                                  Director:
                                                Heritage Reserve Holding L.L.C.

            Thomas P. Lemke                     Chief Operating Officer, Vice
            Senior Vice President, Chief        President and Chief Compliance
            Operating Officer, Secretary,       Officer:
            General Counseland Chief            StrongFunds Distributors Inc.
            Compliance Officer
                                                Vice President:
                                                Strong Holdings, Inc.
                                                Fussville Development L.L.C.
                                                Fussville Real Estate Holding
                                                  L.L.C.
                                                Heritage Reserve Development
                                                  Corporation
                                                Sherwood Development L.L.C.
                                                Strong Service Corporation

            Thomas M. Zoeller                   Treasurer:
            Senior Vice President,              Strong Holdings, Inc.
            Chief Financial Officer,            Fussville Development L.L.C.
            Treasurer and Controller            Fussville Real Estate Holding
                                                  L.L.C.
                                                Heritage Reserve Development
                                                  Corporation
                                                Strong Service Corporation

            Richard T. Weiss                    Director:
            Director and Portfolio Manager      Strong Funds Distributors, Inc.
                                                Strong Holdings, Inc.

                                                Heritage Reserve Development
                                                  Corporation
                                                Strong Service Corporation

            Stephen J. Shenkenberg              Vice President, Deputy Chief
            Vice President, Assistant             Compliance Officer and
            Secretary, Acting General             Secretary:
            Counsel and Deputy Chief            Strong Funds Distributors, Inc.
            Compliance Officer

                                                Vice President and Assistant
                                                  Secretary:
                                                Heritage Reserve Holding L.L.C.

                                                Secretary:
                                                Strong Holdings Inc.
                                                Fussville Development L.L.C.
                                                Fussville Real Estate Holdings
                                                  L.L.C.
                                                Heritage Reserve Development
                                                  Corporation
                                                Sherwood Development L.L.C.
                                                Strong Service Corporation

            Joseph R. Demartine                 Vice President:
            Senior Vice President and  Chief    Strong Funds Distributors, Inc.
            Marketing Officer; Managing
            Director - Strong Retail Services

            Michael E. Fisher                   N/A
            Senior Vice President; Managing
            Director - Institutional Business
            Group

            Kenneth M. Landis                   Until December 1996, was Partner
            Senior Vice President and Chief       at Coopers & Lybrand, Boston,
            Information Officer                   MA

            John A. Flanagan                    Until May 1997, was a Partner
            Senior Vice President                 and CPA at Coopers & Lybrand,
                                                  L.L.P., New York, NY

            Jeffrey L. Kubik                    Until June 1997, was Director of
            Senior Vice President                 Human Resources at
                                                  Allen-Bradley, Milwaukee, WI

      (4)   Van Eck Associates

      Van Eck Associates Corporation ("VEAC") acts as subadviser to the Small Company Fund and as investment adviser to a number of investment companies including Van Eck Worldwide Insurance Trust. Listed below are the officers and directors of VEAC and their positions with some of the VEAC affiliates.

            Name                                Position with Van Eck
            ----                                ---------------------
                                                Associates Corporation
                                                ----------------------

            John C. Van Eck                     Chairman of the Board

            Philip DeFeo                        President, Chief Executive
                                                Officer and Director

            Fred M. Van Eck                     Director

            Sigrid S. Van Eck                   Director, Vice President &
                                                Assistant Treasurer

            Derek S. Van Eck                    Director, Executive Vice
                                                  President
                                                Director, - Global Investments

            Jan F. Van Eck                      Director

            Henry J. Bingham                    Executive Managing Director

            Lucille Palermo                     Associate Director, Mining
                                                  Research

            Kevin Reid                          Director, Real Estate Research

            Charles Cameron                     Director, Trading; Co Portfolio
                                                  Manager Of Worldwide Bond Fund

            Bruce J. Smith                      Sr. Vice President, Treasurer,
                                                  Controller and Chief Financial
                                                  Officer

            Thomas Elwood                       Vice President, General and
                                                  Secretary

      (5)   Pictet International Management Limited

      The information concerning Pictet International Management Limited ("PIML") and its officers and directors is incorporated by reference to the information contained under "Management of the Fund" in the Small Company Fund's prospectus and to Schedules A and D of Form ADV filed by PIML (SEC File No. 801-15143).

      (6)   Warburg, Pincus Asset Management, Inc.

      Warburg, Pincus Asset Management, Inc. ("Warburg") acts as subadviser to the Small Company Fund and investment adviser to a number of other registered investment companies. Warburg renders investment advice to a wide variety of individual and institutional investors. The list required by this Item 28 of officers and directors of Warburg, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Warburg (SEC File No. 801-07321).

(c)   Information for the Subadvisers of the Income Fund

      (1)   NCM Capital Management Group, Inc.

            NCM Capital Management Group, Inc. ("NCM") is a registered investment adviser which provides investment advisory services to individuals and institutional clients, including acting as subadviser to the Income Fund. NCM also serves as subadviser to other investment companies registered under the Investment Company of 1940; these investment companies are unaffiliated with NCM except as a result of these subadvisory relationships.

      Maceo K. Sloan*
      Chairman, President & CEO and Director

            CONXUS Communications (formerly PCS Development
            Corporation)-Wireless Communications
            Chairman

            Sloan Communications-Wireless Communications
            Chairman & CEO

            TIAA/CREF-Insurance
            Director

            Mechanics & Farmers Bank-Banking
            Director

            New Africa Advisers-Investment Management
            Chairman

            Sloan Financial Group-Holding Company
            Chairman, President & CEO

            Calvert New Africa Fund-Investment Management
            Director/Portfolio Manager

      Justin F. Beckett*
      Executive Vice President and Director

            CONXUS Communications (formerly PCS Development
            Corporation)-Wireless Communications
            Director

            New Africa Advisers-Investment Management
            President & CEO/Director

            Sloan Communications-Wireless Communications
            President

            Sloan Financial Group-Holding Company
            Executive Vice President/Director

            Calvert New Africa Fund-Investment Management
            Portfolio Manager

      Clifford D. Mpare*
      Director of Investments

            New Africa Advisers-Investment Management
            Director/Chief Investment Officer

            Calvert New Africa Fund-Investment Management
            Portfolio Manager

      Edith H. Noel*
      Corporate Secretary/Treasurer

            Sloan Financial Group-Holding Company
            Corporate Secretary/Treasurer

      Peter Jon Anderson**
      Director

            American Express Financial Corporation
            Director and Senior Vice President

            American Express Asset Management Group Inc.
            Director, Chairman and CIO

            American Express Financial Advisers
            Senior Vice President

            IDS International, Inc.

            Director, Chairman and Executive Vice President

            American Express Securities Service
            Vice President

      Morris Goodwin, Jr.**
      Director

            American Express Financial Advisors Inc.
            Vice President and Corporate Treasurer

            American Express Financial Corporation
            Vice President and Corporate Treasurer

            IDS Advisory Group Inc.
            Vice President and Treasurer

            IDS International, Inc.
            Vice President and Treasurer

            American Express Securities Service
            Vice President and Treasurer

      *The principal business address for Messers Sloan, Beckett and Mpare and Ms. Noel is 103 West Main Street, Durham, NC., 27701

      **The principal business address for Messers. Anderson and Goodwin is IDS Tower 10, Minneapolis, MN., 55440

      (2)   Smith Graham & Co. Asset Managers, L.P.

      Smith Graham & Co. Asset Managers, L.P. ("Smith Graham") acts as subadviser to the Income Fund and is a registered investment adviser which offers investment advisory services to corporations, pension and profit sharing plans, as well as foundations, Taft Hartley plans, banks, thrift institutions, trust, estates and/or charitable organizations and individuals. Smith Graham also serves as subadviser to the American Odyssey Short-Term Bond Fund, an investment company registered under the Investment Company of 1940; this investment company is unaffiliated with Smith Graham except as a result of this subadvisory relationship.

      The following is a list of the individuals who are the principal officers and management committee for Smith Graham and their principal occupations for the last two years:

      Gerald B. Smith              Chairman and Chief Executive Officer of Smith
                                   Graham

      Ladell Graham                President and Chief Investment Officer of
                                   Smith Graham

      Jamie G. House               Executive Vice President and Chief Financial
                                   Officer of Smith Graham

      Gilbert A. Carcia            Executive Vice President and Director of
                                   Marketing of Smith Graham from January 1996 to present
                                   President of Cisneros Asset Management
                                   Company until December 1995

      Edward B. VanWijk            Executive Vice President-Director of Global &
                                   International Investments, July 1996 to
                                   Present
                                   Robeco Administrative MijBu Rotterdam, The
                                   Netherlands October 1989 to June 1996

(d)   Information for the Subadviser of the Strategic Growth Fund

      (1)   Strong Capital Management, Inc. - See Item 28 (b) (3)

(e)   Information for the Subadviser of the Strategic Value Fund

      (1)   Schafer Capital Management , Inc.

            Schafer Capital Management, Inc., registrant's investment adviser, also acts as investment adviser to certain other clients.

            David K. Schafer, a director and officer of Schafer Capital Management, Inc., is also Chairman of the Board of Schafer Cullen Capital Management, Inc., 645 Fifth Ave, New York, New York 10022.

            James D. Cullen, an officer of Schafer Capital Management Inc., is also President of Schafer Cullen Capital Management, Inc.

            Schafer Cullen Capital Management , Inc. is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

(f) Information for the Subadviser of the Equity Income Fund and High Income Bond Fund

      (1)   Federated Investment Counseling

            Federated Investment Counseling, the Subadviser to Nationwide Equity Income Fund, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary to Federated Investors. The Subadvisor serves as investment adviser to a number of investment companies and private accounts. Total assets under management or administered by the Subadviser and other subsidiaries of Federated Investors is approximately $110 billion. The Trustees of the Subadviser their position with the Subadviser and its affiliates is as follows:

John F. Donahue             J. Christopher Donahue      John W. McGonigle       Mark D. Olson
---------------             ----------------------      -----------------       -------------
Board Member:               Board Member:               Board Member:           Board Member:
Federated Advisers          Federated Advisers          Federated Advisers      Federated Advisers
Federated Global            Federated Global            Federated Global        Federated
Research Corp.              Research Corp.              Research Corp.          Management
Federated Management        Federated Management        Federated Management    Federated Research
John F. Donahue             J. Christopher Donahue      John W. McGonigle       Mark D. Olson
---------------             ----------------------      -----------------       -------------

Board Member:               Board Member:               Board Member:           Board Member:

Federated Research          Federated Research          Federated Research          Federated Administrative
                                                                                      Services
Federated Investment        Federated Investment        Federated Research Corp.    Federated Investment
  Counseling                  Counseling                                              Counseling
Federated Research Corp.    Federated Research Corp.    Federated Financial         Advanced Information
                                                          Services, Inc.              Systems
Federated Investors, Inc.   Federated Investors, Inc.   Federated International     Federated Investors
                              Management, Ltd.
Federated Investors         Federated Investors         Federated Shareholder       Federated Shareholder
  Building Corp.              Building Corp.              Services                    Services
Federated Investors         Federated Investors         FFSI Insurance Agency,      Federated Shareholder
  Management Company          Management Company Inc.     Inc.                        Services Company
Federated Investors         Federated Investors         Federated Investment        Retirement Plan Services
                                                          Counseling                  Company of America
Federated Investors         Federated Investors         Federated Investors
  Insurance, Inc.             Insurance, Inc.
                            Federated Shareholder       Federated Investors, Inc.
                              Services Company
Chairman:                   Federated Administrative    Federated Investors
                              Services                    Building Corp.
Federated Advisers          Federated Administrative    Federated Investors
                              Services, Inc.              Insurance, Inc.
Federated Global Research   Federated Financial         Federated Investors
  Corp.                       Services, Inc.              Management Company
Federated Management        Federated International     FII Holdings, Inc.
                              Management, Ltd.
Federated Research          Federated Shareholder
                              Services                  President:
Federated Investors         FFSI Insurance Agency,      Federated Financial
                              Inc.                        Services, Inc.
Federated Research Corp.    Retirement Plan Services    Federated Investors
                              Company of America          Insurance, Inc.
Passport Research Ltd.      Edgewood Services, Inc.     Federated Investors
                                                          Management Company
                            FS Holdings, Inc.           FII Holdings, Inc.
                            Advanced Information        FFSI Insurance Agency,
                              Systems                     Inc.
                            Federated Services
                              Company                   President & CEO:
                            Federated Bank and Trust    Federated Investors
                                                          Building Corp.
                            President, CEO & COO:
                            Federated Advisers          President & COO:
                            Federated Global Research   Federated Investors, Inc.
                              Corp.
                            Federated Management

                            J. Christopher Donahue      John W. McGonigle
                            ----------------------      -----------------

                            President, CEO & COO:       Chairman, President &

                                                        CEO:

                            Federated Research          Federated Shareholder
                                                          Services
                            Federated Research Corp.
                                                        Exec. Vice Pres. & Sec.:
                            President & COO:            Federated Investors
                            Federated Investors

                            Chairman & CEO:
                            Federated Investors, Inc.

                            President:
                            Passport Research Ltd.

            The business address of the Trustees, with the exception of Mark D. Olson, is Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. Mark D. Olson is a partner with Wilson, Halbrook & Bayard, 107 W. Market Street, Georgetown, Delaware 19947.

            The remaining Officers of the Sub-Adviser are: John B. Fisher,
            President: William D. Dawson, III, Henry A. Frantzen and J. Thomas Madden, Executive Vice Presidents; Joseph M. Balestrino, Drew J. Collins, Jonathan C. Conley, Deborah A. Cunningham, Mark E. Durbiano, Saundra L. McInerney, J. Alan Minteer, Susan M. Nason, Mary Jo Ochson, Robert J. Ostrowski and Charles A. Ritter, Senior Vice Presidents; Todd A. Abraham, J. Scott Albrecht, Randall S. Bauer, David A. Briggs, Micheal W. Casey, Kenneth J. Cody, Alexandre de Bethmann, Michael P. Donnelly, Michael J. Donnelly, Linda A. Duessel, Donald T. Ellenberger, Kathleen M. Foody-Malus, Thomas M. Franks, Edward C. Gonzales, James E. Grefenstette, Susan R. Hill, Stephen A. Keen, Robert K. Kinsey, Robert M. Kowit, Jeff A. Kozenemchak, Steven Lehman, Marian R. Marinack, Scott B. Schermerhorn, Frank Semack, Aash M. Shah, Christopher J. Smith, William F. Stotz, Tracy P. Stouffer, Edward J. Tiedge, Paige M. Wilhelm,and Jolanta M. Wysocka, Vice Presidents; Stephen A. Keen, Secretary; and Thomas R. Donahue, Treasurer. The business address of each of the Officers of the Subadviser is Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. These individuals are also officers of some of the investments advisers to other mutual funds.

(g)   Information for the Subadviser of the Balanced Fund and Multi Sector Bond
      Fund

      (1)   Salomon Brothers Asset Management, Inc.

            The list required by this Item 28 of officers and directors of Salomon Brothers Asset Management, Inc.("SBAM"), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years is incorporated by reference to Schedules A and D of Form ADV filed by SBAM and SBAM Limited pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-32046 and 801-43335.)

(h)   Information for the Subadviser of the Small Cap Value Fund

      (1)   The Dreyfus Corporation - See Item 28 (b) (1)

(i)   Information for the Subadviser of the Global Equity Fund

      (1)   J.P. Morgan Investment Management, Inc.

            J.P. Morgan Investment Management, Inc. ("JPMIM"), a registered investment adviser, is a wholly owned subsidiary of J. P. Morgan & Co. Incorporated. JPMIM manages employee benefit plans for corporations and unions. JPMIM also provides investment management services for a broad spectrum of other institutional investors, including foundations, endowments, sovereign governements, and insurance companies.

            To the knowledge of the Registrant, none of the directors or executive officers of JPMIM is or has been in the past two fiscal years engaged in any other business or profession, vocation or employment of a substantial nature, except that certain officers and directors of JPMIM also hold various positions with, and engage in business for, J.P. Morgan & Co. Incorporated or Morgan Guaranty Trust Company of New York, a New York trust company which is also a wholly owned subsidiary of J.P. Morgan & Co. Incorporated.

(j)   Information for the Subadvisers of the Select Advisers Mid Cap Fund

      (1)   Pilgrim Baxter & Associates, Ltd.

            Other business, profession, vocation, or employment of a substantial nature in which each director or principal officer of Pilgrim Baxter & Associates, Ltd. and Newbold's Asset Management, Inc. is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee are as follows:

            Name and Position with Pilgrim Baxter & Associates, Ltd.   Name of Other Company
            --------------------------------------------------------   ---------------------
            Harold J.Baxter                                            PBHG Fund Services
            Director, Chairman & Chief Executive Officer               United Asset Management Corporation
                                                                       Newbold's Asset Management, Inc.

            Gary L. Pilgrim                                            PBHG Fund Services
            Director, President, Treasurer & Chief Investment Officer

            Paul J. Hondros                                            PBHG Fund Services
            President and Chief Operating Officer

            Eric C. Schneider                                          Newbold's Asset Management, Inc.
            Chief Financial Officer and Treasurer

            Amy S. Yuter
            Chief Compliance Officer

            John M. Zerr,
            General Counsel and Secretary

      (2)   Rice, Hall, James & Associates

               Name and Position with Subadvisor:                      Other Affiliations
               ----------------------------------                      ------------------
               Thomas W. McDowell, Jr.                                 none
               President, Chief Executive Officer
               Director of RHJ

               Chairman
               Name and Position with Subadvisor:                      Other Affiliations

               Samuel R. Trozzo                                        none

               Chairman
               Director of RHJ

               Walter H. Beck                                          none
               Partner
               Director of RHJ

               Michelle P. Connell                                     none
               Partner

               Douglas Sheres                                          none
               Partner

               Charles G. King                                         none
               Partner

               Mitchell S. Little                                      none
               Partner

               Gary S. Rice                                            none
               Partner

               David P. Tessmer                                        none
               Partner
               Director of RHJ

               Timothy A. Todaro                                       none
               Partner

               Patricia A. Urbonya                                     none
               Partner

      (3)   First Pacific Advisers, Inc.

                        During the last two fiscal years, First Pacific Advisors, Inc., the investment subadviser to Registrant ("Subadviser"), has not engaged in any other business in a substantial nature except as investment adviser to Source Capital, Inc. ("Source"), a registered closed-end investment company; as investment adviser to FPA Capital Fund, Inc. ("Capital"), FPA New Income, Inc. ("New Income"), FPA Paramount Fund, Inc. ("Paramount"), FPA Perennial Fund, Inc. ("Perennial"), and UAM/FPA Crescent Portfolio, each a registered open-end investment company; and as investment adviser to institutional accounts. During the last two fiscal years, no director or officer of the Subadviser has engaged for his own account or in the capacity of director, officer, employee, partner or trustee, in any other business, profession, vocation or employment of a substantial nature except as set forth below.

            Name and Position with Subadviser    Other Affliations(1)
            ---------------------------------    --------------------
Julio J. de Puzo, Jr.,                           Director and/or Officer of
Director, Principal & Chief Executive Officer    Source, Capital, New Income,.
                                                 Paramount, and Perennial.

            Name and Position with Subadviser    Other Affliations(1)
            ---------------------------------    --------------------
Robert L. Rodriguez,                             Director and/or Officer of
Director, Principal & Chief Investment Officer   Source, Capital, New Income,.
                                                 Paramount, and Perennial.

William M. Samms,                                Officer of Paramount
Director & Principal

J. Richard Atwood,                               Officer of Source, Capital, New
Senior Vice President, Chief Financial           Income, Paramount, and
Officer & Treasurer                              Perennial.

Eric S. Ende,                                    Officer of Source, Capital, New
Senior Vice President                            Income, Paramount, and
                                                 Perennial.

Steven T. Romick,                                Officer of Source
Senior Vice President

Andrewe C. Ward,                                 --
Senior Vice President

Daryl A. Weber                                   --
Senior Vice President

Christopher H. Thomas,                           Officer of Source, Capital, New
Vice President & Controller                      Income, Paramount, and
                                                 Perennial.

Thomas H. Aneberry,                              --
Vice President

Dennis M. Bryan,                                 Officer of Capital.
Vice President

Steven R. Geist,                                 Officer of Source and
Vice President                                   Perennial.

Janet M. Pitman                                  Officer of Source, Capital, New
Vice President                                   Income, Paramount, and
                                                 Perennial.

Mary S. Thomas,                                  --
Vice President

Sherry Sasaki,                                   Officer of Source, Capital, New
Assistant Vice President & Secretary             Income, Paramount,and
                                                 Perennial.

Marie McAvenia                                   --
Assistant Vice President

(1) The address of each company named is 11400 W. Olympic Boulevard, Suite 1200, Los Angeles, CA 90064

Item 29. Principal Underwriters
      (a)   Not applicable.
      (b)   Not applicable.
      (c)   Not applicable.

Item 30. Location of Accounts and Records
      James F. Laird, Jr.
      Nationwide Advisory Services, Inc.

      Three Nationwide Plaza
      Columbus, OH 43215

Item 31. Management Services
      Not applicable.

Item 32. Undertakings
      (a)   Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that they meet all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 26 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, and State of Ohio, on this 30th day of April 1998.


                        NATIONWIDE SEPARATE ACCOUNT TRUST


                             By: JAMES F. LAIRD, JR.
                                 -------------------
                             James F. Laird, Jr., Treasurer

PURSUANT TO THE REQUIREMENT OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT NO. 26 TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE 30TH DAY OF APRIL 1998.

Signature & Title
-----------------
Principal Executive Officer


JOSEPH J. GASPER*
--------------------------------------------
Joseph J. Gasper, Trustee and Chairman

Principal Accounting and Financial Officer


JAMES F. LAIRD, JR.
--------------------------------------------
James F. Laird, Jr., Treasurer


JOHN C. BRYANT*
--------------------------------------------
John C. Bryant, Trustee


ROBERT M. DUNCAN*
--------------------------------------------
Robert M. Duncan, Trustee


THOMAS J. KERR, IV*
--------------------------------------------
Thomas J. Kerr, IV, Trustee


DOUGLAS F. KRIDLER*
--------------------------------------------
Douglas F. Kridler, Trustee


SUE DOODY*
--------------------------------------------
Sue Doody, Trustee


*By:  JAMES F. LAIRD, JR.
      --------------------------------------
      James F. Laird, Jr., Attorney-In-Fact

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as Trustees and/or as Officer of NATIONWIDE SEPARATE ACCOUNT TRUST, an open-end investment company created pursuant to the laws of the Commonwealth of Massachusetts, which has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and of the Investment Company Act of 1940, as amended, a Registration Statement on Form N-1A for the registration under said Acts of the sale of shares of Nationwide Separate Account Trust, hereby constitute and appoint Dimon Richard McFerson, Joseph J. Gasper, James F. Laird, Jr., W. Sidney Druen, and Joseph P. Rath his/her attorneys, and each of them, with power to act without the others, his/her attorneys, with full power of substitution and resubstitution, for and in his/her name, place and stead, in any and all capacities, to approve and sign any and all amendments to such Registration Statement, for Nationwide Separate Account Trust, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming that said attorneys, or any one of them, may lawfully do or cause to be done by virtue hereof. This instrument may be executed in one or more counterparts.

     IN WITNESS WHEREOF, the undersigned have herewith set their names and seals as of this 9th day of September 1997.


/s/ Sue A. Doody                            /s/ Douglas F. Kridler
------------------------------------        ------------------------------------
Sue A. Doody, Trustee                       Douglas F. Kridler, Trustee
Nationwide Separate Account Trust           Nationwide Separate Account Trust


/s/ Robert M. Duncan                        /s/ Robert J. Woodward, Jr.
------------------------------------        ------------------------------------
Robert M. Duncan, Trustee                   Robert J. Woodward, Jr., Trustee
Nationwide Separate Account Trust           Nationwide Separate Account Trust


/s/ Joseph J. Gasper                        /s/ John C. Bryant
------------------------------------        ------------------------------------
Joseph J. Gasper, Trustee & Chairman        Dr. John C. Bryant, Trustee
Nationwide Separate Account Trust           Nationwide Separate Account Trust


/s/ Thomas J. Kerr, IV
------------------------------------
Dr. Thomas J. Kerr, IV, Trustee
Nationwide Separate Account Trust